Document and Entity Information (USD $) In Billions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Feb. 10, 2012	Jun. 30, 2011
Document and Entity Information
Entity Registrant Name	INTERNATIONAL BUSINESS MACHINES CORP
Entity Central Index Key	0000051143
Document Type	10-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 204.8
Entity Common Stock, Shares Outstanding		1,158,661,712
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

Consolidated Statement of Earnings (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue
Services	$ 60,721	$ 56,868	$ 55,128
Sales	44,063	40,736	38,300
Financing	2,132	2,267	2,331
Total revenue	106,916	99,870	95,758
Cost
Services	40,740	38,383	37,146
Sales	14,973	14,374	13,606
Financing	1,065	1,100	1,220
Total cost	56,778	53,857	51,973
Gross profit	50,138	46,014	43,785
Expense and other income
Selling, general and administrative	23,594	21,837	20,952
Research, development and engineering (Note O)	6,258	6,026	5,820
Intellectual property and custom development income	(1,108)	(1,154)	(1,177)
Other (income) and expense	(20)	(787)	(351)
Interest expense (Notes D&J)	411	368	402
Total expense and other income	29,135	26,291	25,647
Income before income taxes	21,003	19,723	18,138
Provision for income taxes (Note N)	5,148	4,890	4,713
Net income	$ 15,855	$ 14,833	$ 13,425
Earnings per share of common stock
Assuming dilution (in dollars per share) (Note P)	$ 13.06	$ 11.52	$ 10.01
Basic (in dollars per share) (Note P)	$ 13.25	$ 11.69	$ 10.12
Weighted-average number of common shares outstanding
Assuming dilution (in shares)	1,213,767,985	1,287,355,388	1,341,352,754
Basic (in shares)	1,196,951,006	1,268,789,202	1,327,157,410

Consolidated Statement of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net income	$ 15,855	$ 14,833	$ 13,425
Other comprehensive income/(loss), before tax:
Foreign currency translation adjustments (Note L)	(693)	712	1,675
Net changes related to available-for-sale securities (Note L)
Unrealized gains/(losses) arising during the period	(14)	70	118
Reclassification of (gains)/losses to net income	(231)	0	64
Subsequent changes in previously impaired securities arising during the period	4	8
Total net changes related to available-for-sale securities	(241)	78	182
Unrealized gains/(losses) on cash flow hedges (Note L)
Unrealized gains/(losses) arising during the period	(266)	371	(718)
Reclassification of (gains)/losses to net income	511	203	(94)
Total unrealized gains/(losses) on cash flow hedges	245	573	(812)
Retirement-related benefit plans (Note L)
Prior service costs/(credits)	(28)	28	375
Net (losses)/gains arising during the period	(5,463)	(2,728)	1,433
Curtailments and settlements	11	10	(125)
Amortization of prior service (credits)/cost	(157)	(183)	(162)
Amortization of net gains/(losses)	1,847	1,249	1,105
Total retirement-related benefit plans	(3,790)	(1,624)	2,626
Other comprehensive income/(loss), before tax (Note L)	(4,479)	(260)	3,671
Income tax (expense)/benefit related to items of other comprehensive income (Note L)	1,339	348	(656)
Other comprehensive income/(loss) (Note L)	(3,142)	87	3,015
Total comprehensive income	$ 12,713	$ 14,920	$ 16,440

Consolidated Statement of Financial Position (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents	$ 11,922	$ 10,661
Marketable securities (Note D)	0	990
Notes and accounts receivable-trade (net of allowances of $256 in 2011 and $324 in 2010)	11,179	10,834
Short-term financing receivables (net of allowances of $311 in 2011 and $342 in 2010) (Note F)	16,901	16,257
Other accounts receivable (net of allowances of $11 in 2011 and $10 in 2010)	1,481	1,134
Inventories (Note E)	2,595	2,450
Deferred taxes (Note N)	1,601	1,564
Prepaid expenses and other current assets	5,249	4,226
Total current assets	50,928	48,116
Property, plant and equipment (Note G)	40,124	40,289
Less: Accumulated depreciation (Note G)	26,241	26,193
Property, plant and equipment - net (Note G)	13,883	14,096
Long-term financing receivables (net of allowances of $38 in 2011 and $58 in 2010) (Note F)	10,776	10,548
Prepaid pension assets (Note S)	2,843	3,068
Deferred taxes (Note N)	3,503	3,220
Goodwill (Note I)	26,213	25,136
Intangible assets-net (Note I)	3,392	3,488
Investments and sundry assets (Note H)	4,895	5,778
Total assets	116,433	113,452
Current liabilities
Taxes (Note N)	3,313	4,216
Short-term debt (Notes D&J)	8,463	6,778
Accounts payable	8,517	7,804
Compensation and benefits	5,099	5,028
Deferred income	12,197	11,580
Other accrued expenses and liabilities	4,535	5,156
Total current liabilities	42,123	40,562
Long-term debt (Notes D&J)	22,857	21,846
Retirement and nonpension postretirement benefit obligations (Note S)	18,374	15,978
Deferred income	3,847	3,666
Other liabilities (Note K)	8,996	8,226
Total liabilities	96,197	90,279
Contingencies and commitments (Note M)
IBM stockholders' equity
Common stock, par value $.20 per share, and additional paid-in capital Shares authorized: 4,687,500,000 Shares issued (2011-2,182,469,838; 2010-2,161,800,054)	48,129	45,418
Retained earnings	104,857	92,532
Treasury stock, at cost (shares: 2011-1,019,287,274; 2010-933,806,510)	(110,963)	(96,161)
Accumulated other comprehensive income/(loss)	(21,885)	(18,743)
Total IBM stockholders' equity	20,138	23,046
Noncontrolling interests (Note A)	97	126
Total equity	20,236	23,172
Total liabilities and equity	$ 116,433	$ 113,452

Consolidated Statement of Financial Position (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statement of Financial Position
Notes and accounts receivable - trade, allowances	$ 256	$ 324
Short-term financing receivables, allowances	311	342
Other accounts receivable, allowances	11	10
Long-term financing receivables, allowances	$ 38	$ 58
Common stock, par value (in dollars per share)	$ 0.2	$ 0.2
Common stock, Shares authorized (in shares)	4,687,500,000	4,687,500,000
Common stock, Shares issued (in shares)	2,182,469,838	2,161,800,054
Treasury stock, shares (in shares)	1,019,287,274	933,806,510

Consolidated Statement of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities
Net income	$ 15,855	$ 14,833	$ 13,425
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	3,589	3,657	3,773
Amortization of intangibles	1,226	1,174	1,221
Stock-based compensation	697	629	558
Deferred taxes	1,212	1,294	1,773
Net (gain)/loss on asset sales and other	(342)	(801)	(395)
Change in operating assets and liabilities, net of acquisitions/divestitures
Receivables (including financing receivables)	(1,279)	(489)	2,131
Retirement related	(1,371)	(1,963)	(2,465)
Inventories	(163)	92	263
Other assets/other liabilities	(28)	949	319
Accounts payable	451	174	170
Net cash provided by operating activities	19,846	19,549	20,773
Cash flows from investing activities
Payments for property, plant and equipment	(4,108)	(4,185)	(3,447)
Proceeds from disposition of property, plant and equipment	608	770	330
Investment in software	(559)	(569)	(630)
Purchases of marketable securities and other investments	(1,594)	(6,129)	(5,604)
Proceeds from disposition of marketable securities and other investments	3,345	7,877	3,599
Non-operating finance receivables-net	(291)	(405)	(184)
Acquisition of businesses, net of cash acquired	(1,811)	(5,922)	(1,194)
Divestiture of businesses, net of cash transferred	14	55	400
Net cash used in investing activities	(4,396)	(8,507)	(6,729)
Cash flows from financing activities
Proceeds from new debt	9,996	8,055	6,683
Payments to settle debt	(8,947)	(6,522)	(13,495)
Short-term borrowings/(repayments) less than 90 days-net	1,321	817	(651)
Common stock repurchases	(15,046)	(15,375)	(7,429)
Common stock transactions - other	2,453	3,774	3,052
Cash dividends paid	(3,473)	(3,177)	(2,860)
Net cash used in financing activities	(13,696)	(12,429)	(14,700)
Effect of exchange rate changes on cash and cash equivalents	(493)	(135)	98
Net change in cash and cash equivalents	1,262	(1,522)	(558)
Cash and cash equivalents at January 1	10,661	12,183	12,741
Cash and cash equivalents at December 31	11,922	10,661	12,183
Supplemental data
Income taxes paid - net of refunds received	4,168	3,238	1,567
Interest paid on debt	956	951	1,240
Capital lease obligations	$ 39	$ 30	$ 15

Consolidated Statement of Changes in Equity (USD $) In Millions, unless otherwise specified	Total	Total IBM Stockholders' Equity	Common Stock and Additional Paid-in Capital	Retained Earnings	Treasury Stock	Accumulated Other Comprehensive Income/(Loss)	Noncontrolling Interests
Equity, beginning balance at Dec. 31, 2008	$ 13,584	$ 13,465	$ 39,129	$ 70,353	$ (74,171)	$ (21,845)	$ 119
Net income plus other comprehensive income/(loss)
Net income	13,425	13,425		13,425
Other comprehensive income/(loss) (Note L)	3,015	3,015				3,015
Total comprehensive income	16,440	16,440
Cash dividends declared-common stock	(2,860)	(2,860)		(2,860)
Common stock issued under employee plans (shares - 20,669,785 in 2011, 34,783,386 in 2010, and 30,034,808 in 2009)	3,011	3,011	3,011
Purchases (shares - 1,717,246 in 2011, 2,334,932 in 2010, and 1,550,846 in 2009) and sales (shares - 4,920,198 in 2011, 7,929,318 in 2010, and 6,408,265 in 2009) of treasury stock under employee plans - net	443	443		(19)	462
Other treasury shares purchased, not retired (shares - 88,683,716 in 2011, 117,721,650 in 2010, 68,650,727 in 2009)	(7,534)	(7,534)			(7,534)
Changes in other equity	(330)	(330)	(330)
Changes in noncontrolling interests	(1)						(1)
Equity, ending balance at Dec. 31, 2009	22,755	22,637	41,810	80,900	(81,243)	(18,830)	118
Net income plus other comprehensive income/(loss)
Net income	14,833	14,833		14,833
Other comprehensive income/(loss) (Note L)	87	87				87
Total comprehensive income	14,920	14,920
Cash dividends declared-common stock	(3,177)	(3,177)		(3,177)
Common stock issued under employee plans (shares - 20,669,785 in 2011, 34,783,386 in 2010, and 30,034,808 in 2009)	3,579	3,579	3,579
Purchases (shares - 1,717,246 in 2011, 2,334,932 in 2010, and 1,550,846 in 2009) and sales (shares - 4,920,198 in 2011, 7,929,318 in 2010, and 6,408,265 in 2009) of treasury stock under employee plans - net	477	477		(24)	501
Other treasury shares purchased, not retired (shares - 88,683,716 in 2011, 117,721,650 in 2010, 68,650,727 in 2009)	(15,419)	(15,419)			(15,419)
Changes in other equity	28	28	28
Changes in noncontrolling interests	8						8
Equity, ending balance at Dec. 31, 2010	23,172	23,046	45,418	92,532	(96,161)	(18,743)	126
Net income plus other comprehensive income/(loss)
Net income	15,855	15,855		15,855
Other comprehensive income/(loss) (Note L)	(3,142)	(3,142)				(3,142)
Total comprehensive income	12,713	12,713
Cash dividends declared-common stock	(3,473)	(3,473)		(3,473)
Common stock issued under employee plans (shares - 20,669,785 in 2011, 34,783,386 in 2010, and 30,034,808 in 2009)	2,394	2,394	2,394
Purchases (shares - 1,717,246 in 2011, 2,334,932 in 2010, and 1,550,846 in 2009) and sales (shares - 4,920,198 in 2011, 7,929,318 in 2010, and 6,408,265 in 2009) of treasury stock under employee plans - net	175	175		(56)	231
Other treasury shares purchased, not retired (shares - 88,683,716 in 2011, 117,721,650 in 2010, 68,650,727 in 2009)	(15,034)	(15,034)			(15,034)
Changes in other equity	317	317	317
Changes in noncontrolling interests	(29)						(29)
Equity, ending balance at Dec. 31, 2011	$ 20,236	$ 20,138	$ 48,129	$ 104,857	$ (110,963)	$ (21,885)	$ 97

Consolidated Statement of Changes in Equity (Parenthetical)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statement of Changes in Equity
Common stock issued under employee plans, (in shares)	20,669,785	34,783,386	30,034,808
Purchases of treasury stock under employee plans (in shares)	1,717,246	2,334,932	1,550,846
Sales of treasury stock under employee plans, (in shares)	4,920,198	7,929,318	6,408,265
Other treasury shares purchased, not retired, (in shares)	88,683,716	117,721,650	68,650,727

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies
Significant Accounting Policies

Note A.

Significant Accounting Policies

Basis of Presentation

The accompanying Consolidated Financial Statements and footnotes of the International Business Machines Corporation (IBM or the company) have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).

Within the financial statements and tables presented, certain columns and rows may not add due to the use of rounded numbers for disclosure purposes. Percentages presented are calculated from the underlying whole-dollar amounts. Certain prior year amounts have been reclassified to conform to the current year presentation. This is annotated where applicable.

Noncontrolling interest amounts in income of $6 million, $9 million and $5 million, net of tax, for the years ended December 31, 2011, 2010 and 2009, respectively, are included in the Consolidated Statement of Earnings within the other (income) and expense line item. Additionally, changes to noncontrolling interests in the Consolidated Statement of Changes in Equity were $(29) million, $8 million and $(1) million for the years ended December 31, 2011, 2010 and 2009, respectively.

Principles of Consolidation

The Consolidated Financial Statements include the accounts of IBM and its controlled subsidiaries, which are generally majority owned. Any noncontrolling interest in the equity of a subsidiary is reported in Equity in the Consolidated Statement of Financial Position. Net income and losses attributable to the noncontrolling interest is reported as described above in the Consolidated Statement of Earnings. The accounts of variable interest entities (VIEs) are included in the Consolidated Financial Statements, if required. Investments in business entities in which the company does not have control, but has the ability to exercise significant influence over operating and financial policies, are accounted for using the equity method and the company’s proportionate share of income or loss is recorded in other (income) and expense. The accounting policy for other investments in equity securities is described on page 85 within “Marketable Securities.” Equity investments in non-publicly traded entities are primarily accounted for using the cost method. All intercompany transactions and accounts have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, revenue, costs, expenses and other comprehensive income/(loss) that are reported in the Consolidated Financial Statements and accompanying disclosures. These estimates are based on management’s best knowledge of current events, historical experience, actions that the company may undertake in the future and on various other assumptions that are believed to be reasonable under the circumstances. As a result, actual results may be different from these estimates. See “Critical Accounting Estimates” on pages 58 to 61 for a discussion of the company’s critical accounting estimates.

Revenue

The company recognizes revenue when it is realized or realizable and earned. The company considers revenue realized or realizable and earned when it has persuasive evidence of an arrangement, delivery has occurred, the sales price is fixed or determinable and collectibility is reasonably assured. Delivery does not occur until products have been shipped or services have been provided to the client, risk of loss has transferred to the client, and either client acceptance has been obtained, client acceptance provisions have lapsed, or the company has objective evidence that the criteria specified in the client acceptance provisions have been satisfied. The sales price is not considered to be fixed or determinable until all contingencies related to the sale have been resolved.

The company recognizes revenue on sales to solution providers, resellers and distributors (herein referred to as “resellers”) when the reseller has economic substance apart from the company, credit risk, title and risk of loss to the inventory, the fee to the company is not contingent upon resale or payment by the end user, the company has no further obligations related to bringing about resale or delivery and all other revenue recognition criteria have been met.

The company reduces revenue for estimated client returns, stock rotation, price protection, rebates and other similar allowances. (See Schedule II, “Valuation and Qualifying Accounts and Reserves” included in the company’s Annual Report on Form 10-K). Revenue is recognized only if these estimates can be reasonably and reliably determined. The company bases its estimates on historical results taking into consideration the type of client, the type of transaction and the specifics of each arrangement. Payments made under cooperative marketing programs are recognized as an expense only if the company receives from the client an identifiable benefit sufficiently separable from the product sale whose fair value can be reasonably and reliably estimated. If the company does not receive an identifiable benefit sufficiently separable from the product sale whose fair value can be reasonably estimated, such payments are recorded as a reduction of revenue.

Revenue from sales of third-party vendor products or services is recorded net of costs when the company is acting as an agent between the client and the vendor and gross when the company is a principal to the transaction. Several factors are considered to determine whether the company is an agent or principal, most notably whether the company is the primary obligor to the client, or has inventory risk. Consideration is also given to whether the company adds meaningful value to the vendor’s product or service, was involved in the selection of the vendor’s product or service, has latitude in establishing the sales price or has credit risk.

The company reports revenue net of any revenue-based taxes assessed by governmental authorities that are imposed on and concurrent with specific revenue-producing transactions. In addition to the aforementioned general policies, the following are the specific revenue recognition policies for multiple-deliverable arrangements and for each major category of revenue.

Multiple-Deliverable Arrangements

The company enters into revenue arrangements that may consist of multiple deliverables of its products and services based on the needs of its clients. These arrangements may include any combination of services, software, hardware and/or financing. For example, a client may purchase a server that includes operating system software. In addition, the arrangement may include post-contract support for the software and a contract for post-warranty maintenance service for the hardware. These types of arrangements can also include financing provided by the company. These arrangements consist of multiple deliverables, with the hardware and software delivered in one reporting period and the software support and hardware maintenance services delivered across multiple reporting periods. In another example, a client may outsource the running of its data-center operations to the company on a long-term, multiple-year basis and periodically purchase servers and/or software products from the company to upgrade or expand its facility. The outsourcing services are provided on a continuous basis across multiple reporting periods and the hardware and software products are delivered in one reporting period. To the extent that a deliverable in a multiple-deliverable arrangement is subject to specific guidance that deliverable is accounted for in accordance with such specific guidance. Examples of such arrangements may include leased hardware which is subject to specific leasing guidance or software which is subject to specific software revenue recognition guidance (see “Software” on page 78) on whether and/or how to separate multiple-deliverable arrangements into separate units of accounting (separability) and how to allocate the arrangement consideration among those separate units of accounting (allocation). For all other deliverables in multiple-deliverable arrangements, the guidance below is applied for separability and allocation. A multiple-deliverable arrangement is separated into more than one unit of accounting if the following criteria are met:

·                  The delivered item(s) has value to the client on a stand-alone basis; and

·                  If the arrangement includes a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) is considered probable and substantially in the control of the company.

If these criteria are not met, the arrangement is accounted for as one unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each element and there is a relative selling price for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on each unit’s relative selling price. The following revenue policies are then applied to each unit of accounting, as applicable.

Revenue from the company’s business analytics, smarter planet and cloud offerings follow the specific revenue recognition policies for multiple deliverable arrangements and for each major category of revenue depending on the type of offering which can be comprised of services, hardware and/or software.

Services

The company’s primary services offerings include information technology (IT) datacenter and business process outsourcing, application management services, consulting and systems integration, technology infrastructure and system maintenance, Web hosting and the design and development of complex IT systems to a client’s specifications (design and build). These services are provided on a time-and-material basis, as a fixed-price contract or as a fixed-price per measure of output contract and the contract terms range from less than one year to over 10 years.

Revenue from IT datacenter and business process outsourcing contracts is recognized in the period the services are provided using either an objective measure of output or on a straight-line basis over the term of the contract. Under the output method, the amount of revenue recognized is based on the services delivered in the period.

Revenue from application management services, technology infrastructure and system maintenance and Web hosting contracts is recognized on a straight-line basis over the terms of the contracts. Revenue from time-and-material contracts is recognized as labor hours are delivered and direct expenses are incurred. Revenue related to extended warranty and product maintenance contracts is recognized on a straight-line basis over the delivery period.

Revenue from fixed-price design and build contracts is recognized under the percentage-of-completion (POC) method. Under the POC method, revenue is recognized based on the labor costs incurred to date as a percentage of the total estimated labor costs to fulfill the contract. If circumstances arise that change the original estimates of revenues, costs, or extent of progress toward completion, revisions to the estimates are made. These revisions may result in increases or decreases in estimated revenues or costs, and such revisions are reflected in income in the period in which the circumstances that gave rise to the revision become known by management.

The company performs ongoing profitability analyses of its services contracts accounted for under the POC method in order to determine whether the latest estimates of revenue, costs and profits require updating. If at any time these estimates indicate that the contract will be unprofitable, the entire estimated loss for the remainder of the contract is recorded immediately. For non-POC method service contracts, any losses are recorded as incurred.

In some services contracts, the company bills the client prior to recognizing revenue from performing the services. Deferred income of $7,363 million and $7,195 million at December 31, 2011 and 2010, respectively, is included in the Consolidated Statement of Financial Position. In other services contracts, the company performs the services prior to billing the client. Unbilled accounts receivable of $2,166 million and $2,244 million at December 31, 2011 and 2010, respectively, is included in notes and accounts receivable-trade in the Consolidated Statement of Financial Position.

Billings usually occur in the month after the company performs the services or in accordance with specific contractual provisions. Unbilled receivables are expected to be billed within four months.

Hardware

The company’s hardware offerings include the sale or lease of system servers, storage solutions, retail store systems and the sale of semiconductors. The company also offers installation services for its more complex products.

Revenue from hardware sales and sales-type leases is recognized when risk of loss has transferred to the client and there are no unfulfilled company obligations that affect the client’s final acceptance of the arrangement. Any cost of standard warranties and remaining obligations that are inconsequential or perfunctory are accrued when the corresponding revenue is recognized. Revenue from rentals and operating leases is recognized on a straight-line basis over the term of the rental or lease.

Software

Revenue from perpetual (one-time charge) license software is recognized at the inception of the license term if all revenue recognition criteria have been met. Revenue from term (recurring license charge) license software is recognized on a subscription basis over the period that the client is entitled to use the license. Revenue from subscription and support, which includes unspecified upgrades on a when-and-if-available basis, is recognized on a straight-line basis over the period such items are delivered. In multiple-deliverable arrangements that include software that is more than incidental to the products or services as a whole (software multiple-deliverable arrangements), software and software-related elements are accounted for in accordance with software revenue recognition guidance. Software-related elements include software products and services for which a software deliverable is essential to its functionality. Tangible products containing software components and non-software components that function together to deliver the tangible product’s essential functionality are not within the scope of software revenue recognition guidance and are accounted for based on other applicable revenue recognition guidance.

A software multiple-deliverable arrangement is separated into more than one unit of accounting if all of the following criteria are met:

·                  The functionality of the delivered element(s) is not dependent on the undelivered element(s);

·                  There is vendor-specific objective evidence (VSOE) of fair value of the undelivered element(s). VSOE of fair value is based on the price charged when the deliverable is sold separately by the company on a regular basis and not as part of the multiple-deliverable arrangement; and

·                  Delivery of the delivered element(s) represents the culmination of the earnings process for that element(s).

If any one of these criteria are not met, the arrangement is accounted for as one unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each element and there is VSOE of fair value for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on each unit’s relative VSOE of fair value. There may be cases, however, in which there is VSOE of fair value of the undelivered item(s) but no such evidence for the delivered item(s). In these cases, the residual method is used to allocate the arrangement consideration. Under the residual method, the amount of consideration allocated to the delivered item(s) equals the total arrangement consideration less the aggregate VSOE of fair value of the undelivered elements.

The company’s multiple-deliverable arrangements may have a stand-alone software deliverable that is subject to the existing software revenue recognition guidance. The revenue for these multiple-deliverable arrangements is allocated to the software deliverable and the non-software deliverables based on the relative selling prices of all of the deliverables in the arrangement using the hierarchy: VSOE, third-party evidence (TPE) or best estimate of selling price (BESP). In the limited circumstances where the company cannot determine VSOE or TPE of the selling price for all of the deliverables in the arrangement, including the software deliverable, BESP is used for the purpose of performing this allocation.

Financing

Financing income attributable to sales-type leases, direct financing leases and loans is recognized on the accrual basis using the effective interest method. Operating lease income is recognized on a straight-line basis over the term of the lease.

Best Estimate of Selling Price

In certain limited instances, the company is not able to establish VSOE for all elements in a multiple-deliverable arrangement. When VSOE cannot be established, the company attempts to establish the selling price of each element based on TPE. TPE is determined based on competitor prices for similar deliverables when sold separately.

When the company is unable to establish selling price using VSOE or TPE, the company uses BESP in its allocation of arrangement consideration. The objective of BESP is to determine the price at which the company would transact a sale if the product or service were sold on a stand-alone basis. Due to the fact that the company sells its products and services on a stand-alone basis, and therefore has established VSOE for its products and services offerings, the company uses BESP to determine the relative selling price for a product or service in a multiple-deliverable arrangement on an infrequent basis. An example of when BESP would be used is when the company sells a new product, for which VSOE and TPE does not yet exist, in a multiple-deliverable arrangement prior to selling the new product on a stand-alone basis.

The company determines BESP by considering multiple factors including, but not limited to, overall market conditions, including geographic or regional specific factors, competitive positioning, competitor actions, internal costs, profit objectives and pricing practices. The determination of BESP is a formal process that includes review and approval by the company’s management. In addition, the company regularly reviews VSOE and TPE for its products and services, in addition to BESP.

Services Costs

Recurring operating costs for services contracts, including costs related to bid and proposal activities, are recognized as incurred. For fixed-price design and build contracts, the costs of external hardware and software accounted for under the POC method are deferred and recognized based on the labor costs incurred to date, as a percentage of the total estimated labor costs to fulfill the contract. Certain eligible, nonrecurring costs incurred in the initial phases of outsourcing contracts are deferred and subsequently amortized. These costs consist of transition and setup costs related to the installation of systems and processes and are amortized on a straight-line basis over the expected period of benefit, not to exceed the term of the contract. Additionally, fixed assets associated with outsourcing contracts are capitalized and depreciated on a straight-line basis over the expected useful life of the asset. If an asset is contract specific, then the depreciation period is the shorter of the useful life of the asset or the contract term. Amounts paid to clients in excess of the fair value of acquired assets used in outsourcing arrangements are deferred and amortized on a straight-line basis as a reduction of revenue over the expected period of benefit not to exceed the term of the contract. The company performs periodic reviews to assess the recoverability of deferred contract transition and setup costs. This review is done by comparing the estimated minimum remaining undiscounted cash flows of a contract to the unamortized contract costs. If such minimum undiscounted cash flows are not sufficient to recover the unamortized costs, a loss is recognized.

Deferred services transition and setup costs were $2,589 million and $2,614 million at December 31, 2011 and 2010, respectively. Amortization expense of deferred services transition and setup costs is estimated at December 31, 2011 to be $844 million in 2012, $652 million in 2013, $477 million in 2014, $314 million in 2015 and $302 million thereafter.

Deferred amounts paid to clients in excess of the fair value of acquired assets used in outsourcing arrangements were $65 million and $78 million at December 31, 2011 and 2010, respectively. Amortization of deferred amounts paid to clients in excess of the fair value of acquired assets is recorded as an offset of revenue and is estimated at December 31, 2011 to be $25 million in 2012, $18 million in 2013, $16 million in 2014, $5 million in 2015 and $1 million thereafter. In situations in which an outsourcing contract is terminated, the terms of the contract may require the client to reimburse the company for the recovery of unbilled accounts receivable, unamortized deferred costs incurred to purchase specific assets utilized in the delivery of services and to pay any additional costs incurred by the company to transition the services.

Software Costs

Costs that are related to the conceptual formulation and design of licensed software programs are expensed as incurred to research, development and engineering expense; costs that are incurred to produce the finished product after technological feasibility has been established are capitalized as an intangible asset. Capitalized amounts are amortized on a straight-line basis over periods ranging up to three years. The company performs periodic reviews to ensure that unamortized program costs remain recoverable from future revenue. Costs to support or service licensed programs are charged to software cost as incurred.

The company capitalizes certain costs that are incurred to purchase or to create and implement internal-use software programs, including software coding, installation, testing and certain data conversions. These capitalized costs are amortized on a straight-line basis over periods up to two years and are recorded in selling, general and administrative expense. See note I, “Intangible Assets Including Goodwill,” on pages 105 and 106.

Product Warranties

The company offers warranties for its hardware products that generally range up to three years, with the majority being either one or three years. Estimated costs for warranty terms standard to the deliverable are recognized when revenue is recorded for the related deliverable. The company estimates its warranty costs standard to the deliverable based on historical warranty claim experience and applies this estimate to the revenue stream for products under warranty. Estimated future costs for warranties applicable to revenue recognized in the current period are charged to cost of revenue. The warranty liability is reviewed quarterly to verify that it properly reflects the remaining obligation based on the anticipated expenditures over the balance of the obligation period. Adjustments are made when actual warranty claim experience differs from estimates. Costs from fixed-price support or maintenance contracts, including extended warranty contracts, are recognized as incurred.

Revenue from separately priced extended warranty contracts is recorded as deferred income and subsequently recognized on a straight-line basis over the delivery period. Changes in the company’s deferred income for extended warranty contracts and warranty liability for standard warranties, which are included in other accrued expenses and liabilities and other liabilities in the Consolidated Statement of Financial Position, are presented in the following tables:

Standard Warranty Liability

($ in millions)

	2011	2010
Balance at January 1	$375	$316
Current period accruals	435	407
Accrual adjustments to reflect actual experience	18	69
Charges incurred	(420)	(418)
Balance at December 31	$407	$375

Extended Warranty Liability (Deferred Income)

($ in millions)

	2011	2010
Balance at January 1	$670	$665
Revenue deferred for new extended warranty contracts	314	329
Amortization of deferred revenue	(330)	(301)
Other*	(19)	(22)
Balance at December 31	$636	$670
Current portion	$301	$315
Noncurrent portion	335	355
Balance at December 31	$636	$670

* Other consists primarily of foreign currency translation adjustments.

Shipping and Handling

Costs related to shipping and handling are recognized as incurred and included in cost in the Consolidated Statement of Earnings.

Expense and Other Income

Selling, General and Administrative

Selling, general and administrative (SG&A) expense is charged to income as incurred. Expenses of promoting and selling products and services are classified as selling expense and include such items as compensation, advertising, sales commissions and travel. General and administrative expense includes such items as compensation, office supplies, non-income taxes, insurance and office rental. In addition, general and administrative expense includes other operating items such as an allowance for credit losses, workforce rebalancing accruals for contractually obligated payments to employees terminated in the ongoing course of business, acquisition costs related to business combinations, amortization of certain intangible assets and environmental remediation costs.

Advertising and Promotional Expense

The company expenses advertising and promotional costs when incurred. Cooperative advertising reimbursements from vendors are recorded net of advertising and promotional expense in the period in which the related advertising and promotional expense is incurred. Advertising and promotional expense, which includes media, agency and promotional expense, was $1,373 million, $1,337 million and $1,255 million in 2011, 2010 and 2009, respectively, and is recorded in SG&A expense in the Consolidated Statement of Earnings.

Research, Development and Engineering

Research, development and engineering (RD&E) costs are expensed as incurred. Software costs that are incurred to produce the finished product after technological feasibility has been established are capitalized as an intangible asset. See “Software Costs” on page 79.

Intellectual Property and Custom Development Income

The company licenses and sells the rights to certain of its intellectual property (IP) including internally developed patents, trade secrets and technological know-how. Certain IP transactions to third parties are licensing/royalty-based and others are transaction-based sales and other transfers. Licensing/royalty-based fees involve transfers in which the company earns the income over time, or the amount of income is not fixed or determinable until the licensee sells future related products (i.e., variable royalty, based upon licensee’s revenue). Sales and other transfers typically include transfers of IP whereby the company has fulfilled its obligations and the fee received is fixed or determinable at the transfer date. The company also enters into cross-licensing arrangements of patents, and income from these arrangements is recorded only to the extent cash is received. Furthermore, the company earns income from certain custom development projects for strategic technology partners and specific clients. The company records the income from these projects when the fee is realized or realizable and earned, is not refundable and is not dependent upon the success of the project.

Other (Income) and Expense

Other (income) and expense includes interest income (other than from Global Financing external business transactions), gains and losses on certain derivative instruments, gains and losses from securities and other investments, gains and losses from certain real estate transactions, foreign currency transaction gains and losses, gains and losses from the sale of businesses and amounts related to accretion of asset retirement obligations.

Business Combinations and Intangible Assets Including Goodwill

The company accounts for business combinations using the acquisition method and accordingly, the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree are recorded at their acquisition date fair values. Goodwill represents the excess of the purchase price over the fair value of net assets, including the amount assigned to identifiable intangible assets. The primary drivers that generate goodwill are the value of synergies between the acquired entities and the company and the acquired assembled workforce, neither of which qualifies as an identifiable intangible asset. Identifiable intangible assets with finite lives are amortized over their useful lives. Amortization of completed technology is recorded in cost, and amortization of all other intangible assets is recorded in SG&A expense. See note C, “Acquisitions/Divestitures,” on pages 89 to 93 and note I, “Intangible Assets Including Goodwill,” on pages 105 and 106, for additional information. Acquisition-related costs, including advisory, legal, accounting, valuation and other costs, are expensed in the periods in which the costs are incurred. The results of operations of acquired businesses are included in the Consolidated Financial Statements from the acquisition date.

Impairment

Long-lived assets, other than goodwill, are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Goodwill is tested annually, in the fourth quarter, for impairment, or sooner when circumstances indicate an impairment may exist, using a qualitative analysis at the reporting unit level. A reporting unit is the operating segment, or a business, which is one level below that operating segment (the “component” level) if discrete financial information is prepared and regularly reviewed by management at the segment level. Components are aggregated as a single reporting unit if they have similar economic characteristics.

Depreciation and Amortization

Property, plant and equipment are carried at cost and depreciated over their estimated useful lives using the straight-line method. The estimated useful lives of certain depreciable assets are as follows: buildings, 30 to 50 years; building equipment, 10 to 20 years; land improvements, 20 years; plant, laboratory and office equipment, 2 to 20 years; and computer equipment, 1.5 to 5 years. Leasehold improvements are amortized over the shorter of their estimated useful lives or the related lease term, rarely exceeding 25 years.

Capitalized software costs incurred or acquired after technological feasibility has been established are amortized over periods ranging up to 3 years. Capitalized costs for internal-use software are amortized on a straight-line basis over periods up to 2 years. (See “Software Costs” on page 79 for additional information). Other intangible assets are amortized over periods between 1 and 7 years.

Environmental

The cost of internal environmental protection programs that are preventative in nature are expensed as incurred. When a cleanup program becomes likely, and it is probable that the company will incur cleanup costs and those costs can be reasonably estimated, the company accrues remediation costs for known environmental liabilities. The company’s maximum exposure for all environmental liabilities cannot be estimated and no amounts are recorded for environmental liabilities that are not probable or estimable.

Asset Retirement Obligations

Asset retirement obligations (ARO) are legal obligations associated with the retirement of long-lived assets. These liabilities are initially recorded at fair value and the related asset retirement costs are capitalized by increasing the carrying amount of the related assets by the same amount as the liability. Asset retirement costs are subsequently depreciated over the useful lives of the related assets. Subsequent to initial recognition, the company records period-to-period changes in the ARO liability resulting from the passage of time in interest expense and revisions to either the timing or the amount of the original expected cash flows to the related assets.

Defined Benefit Pension and Nonpension Postretirement Benefit Plans

The funded status of the company’s defined benefit pension plans and nonpension postretirement benefit plans (retirement-related benefit plans) is recognized in the Consolidated Statement of Financial Position. The funded status is measured as the difference between the fair value of plan assets and the benefit obligation at December 31, the measurement date. For defined benefit pension plans, the benefit obligation is the projected benefit obligation (PBO), which represents the actuarial present value of benefits expected to be paid upon retirement based on employee services already rendered and estimated future compensation levels. For the nonpension postretirement benefit plans, the benefit obligation is the accumulated postretirement benefit obligation (APBO), which represents the actuarial present value of postretirement benefits attributed to employee services already rendered. The fair value of plan assets represents the current market value of cumulative company and participant contributions made to an irrevocable trust fund, held for the sole benefit of participants, which are invested by the trust fund. Overfunded plans, with the fair value of plan assets exceeding the benefit obligation, are aggregated and recorded as a prepaid pension asset equal to this excess. Underfunded plans, with the benefit obligation exceeding the fair value of plan assets, are aggregated and recorded as a retirement and nonpension postretirement benefit obligation equal to this excess.

The current portion of the retirement and nonpension post-retirement benefit obligations represents the actuarial present value of benefits payable in the next 12 months exceeding the fair value of plan assets, measured on a plan-by-plan basis. This obligation is recorded in compensation and benefits in the Consolidated Statement of Financial Position.

Net periodic pension and nonpension postretirement benefit cost/(income) is recorded in the Consolidated Statement of Earnings and includes service cost, interest cost, expected return on plan assets, amortization of prior service costs/(credits) and (gains)/losses previously recognized as a component of other comprehensive income/(loss) and amortization of the net transition asset remaining in accumulated other comprehensive income/(loss). Service cost represents the actuarial present value of participant benefits earned in the current year. Interest cost represents the time value of money cost associated with the passage of time. Certain events, such as changes in the employee base, plan amendments and changes in actuarial assumptions, result in a change in the benefit obligation and the corresponding change in other comprehensive income/(loss). The result of these events is amortized as a component of net periodic cost/(income) over the service lives or life expectancy of the participants, depending on the plan, provided such amounts exceed thresholds which are based upon the benefit obligation or the value of plan assets. Net periodic cost/(income) is recorded in cost, SG&A and RD&E in the Consolidated Statement of Earnings based on the employees’ respective function.

(Gains)/losses and prior service costs/(credits) not recognized as a component of net periodic cost/(income) in the Consolidated Statement of Earnings as they arise are recognized as a component of other comprehensive income in the Consolidated Statement of Comprehensive Income. Those (gains)/losses and prior service costs/(credits) are subsequently recognized as a component of net periodic cost/(income) pursuant to the recognition and amortization provisions of applicable accounting guidance. (Gains)/losses arise as a result of differences between actual experience and assumptions or as a result of changes in actuarial assumptions. Prior service costs/(credits) represent the cost of benefit changes attributable to prior service granted in plan amendments.

The measurement of benefit obligations and net periodic cost/(income) is based on estimates and assumptions approved by the company’s management. These valuations reflect the terms of the plans and use participant-specific information such as compensation, age and years of service, as well as certain assumptions, including estimates of discount rates, expected return on plan assets, rate of compensation increases, interest crediting rates and mortality rates.

Defined Contribution Plans

The company’s contribution for defined contribution plans is recorded when the employee renders service to the company, essentially coinciding with the cash contributions to the plans. The charge is recorded in cost, SG&A and RD&E in the Consolidated Statement of Earnings based on the employees’ respective function.

Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to employees. The company measures stock-based compensation cost at the grant date, based on the estimated fair value of the award and recognizes the cost on a straight-line basis (net of estimated forfeitures) over the employee requisite service period. The company estimates the fair value of stock options using a Black-Scholes valuation model. The company also grants its employees Restricted Stock Units (RSUs), including Retention Restricted Stock Units (RRSUs), and Performance Share Units (PSUs). RSUs are stock awards granted to employees that entitle the holder to shares of common stock as the award vests, typically over a one-to five-year period. The fair value of the awards is determined and fixed on the grant date based on the company’s stock price, adjusted for the exclusion of dividend equivalents. All stock-based compensation cost is recorded in cost, SG&A, and RD&E in the Consolidated Statement of Earnings based on the employees’ respective function.

The company records deferred tax assets for awards that result in deductions on the company’s income tax returns, based on the amount of compensation cost recognized and the statutory tax rate in the jurisdiction in which it will receive a deduction. Differences between the deferred tax assets recognized for financial reporting purposes and the actual tax deduction reported on the income tax return are recorded in additional paid-in capital (if the tax deduction exceeds the deferred tax asset) or in the Consolidated Statement of Earnings (if the deferred tax asset exceeds the tax deduction and no additional paid-in capital exists from previous awards). See note R, “Stock-Based Compensation,” on pages 118 to 121 for additional information.

Income Taxes

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the tax effect of temporary differences between asset and liability amounts that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. These deferred taxes are measured by applying currently enacted tax laws. Valuation allowances are recognized to reduce deferred tax assets to the amount that will more likely than not be realized. In assessing the need for a valuation allowance, management considers all available evidence for each jurisdiction including past operating results, estimates of future taxable income and the feasibility of ongoing tax planning strategies. When the company changes its determination as to the amount of deferred tax assets that can be realized, the valuation allowance is adjusted with a corresponding impact to income tax expense in the period in which such determination is made.

The company recognizes tax liabilities when, despite the company’s belief that its tax return positions are supportable, the company believes that certain positions may not be fully sustained upon review by tax authorities. Benefits from tax positions are measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. The current portion of tax liabilities is included in taxes and the noncurrent portion of tax liabilities is included in other liabilities in the Consolidated Statement of Financial Position. To the extent that new information becomes available which causes the company to change its judgment regarding the adequacy of existing tax liabilities, such changes to tax liabilities will impact income tax expense in the period in which such determination is made. Interest and penalties, if any, related to accrued liabilities for potential tax assessments are included in income tax expense.

Translation of Non-U.S. Currency Amounts

Assets and liabilities of non-U.S. subsidiaries that have a local functional currency are translated to United States (U.S.) dollars at year-end exchange rates. Translation adjustments are recorded in other comprehensive income. Income and expense items are translated at weighted-average rates of exchange prevailing during the year.

Inventories, property, plant and equipment—net and other non-monetary assets and liabilities of non-U.S. subsidiaries and branches that operate in U.S. dollars are translated at the approximate exchange rates prevailing when the company acquired the assets or liabilities. All other assets and liabilities denominated in a currency other than U.S. dollars are translated at year-end exchange rates with the transaction gain or loss recognized in other (income) and expense. Cost of sales and depreciation are translated at historical exchange rates. All other income and expense items are translated at the weighted-average rates of exchange prevailing during the year. These translation gains and losses are included in net income for the period in which exchange rates change.

Derivative Financial Instruments

All derivatives are recognized in the Consolidated Statement of Financial Position at fair value and are reported in prepaid expenses and other current assets, investments and sundry assets, other accrued expenses and liabilities or other liabilities. Classification of each derivative as current or noncurrent is based upon whether the maturity of the instrument is less than or greater than 12 months. To qualify for hedge accounting, the company requires that the instruments be effective in reducing the risk exposure that they are designated to hedge. For instruments that hedge cash flows, hedge designation criteria also require that it be probable that the underlying transaction will occur. Instruments that meet established accounting criteria are formally designated as hedges. These criteria demonstrate that the derivative is expected to be highly effective at offsetting changes in fair value or cash flows of the underlying exposure both at inception of the hedging relationship and on an ongoing basis. The method of assessing hedge effectiveness and measuring hedge ineffectiveness is formally documented at hedge inception. The company assesses hedge effectiveness and measures hedge ineffectiveness at least quarterly throughout the designated hedge period.

Where the company applies hedge accounting, the company designates each derivative as a hedge of: (1) the fair value of a recognized financial asset or liability or of an unrecognized firm commitment (fair value hedge attributable to interest rate or foreign currency risk); (2) the variability of anticipated cash flows of a forecasted transaction or the cash flows to be received or paid related to a recognized financial asset or liability (cash flow hedge attributable to interest rate or foreign currency risk); or (3) a hedge of a long-term investment (net investment hedge) in a foreign operation. In addition, the company may enter into derivative contracts that economically hedge certain of its risks, even though hedge accounting does not apply or the company elects not to apply hedge accounting. In these cases, there exists a natural hedging relationship in which changes in the fair value of the derivative, which are recognized currently in net income, act as an economic offset to changes in the fair value of the underlying hedged item(s).

Changes in the fair value of a derivative that is designated as a fair value hedge, along with offsetting changes in the fair value of the underlying hedged exposure, are recorded in earnings each period. For hedges of interest rate risk, the fair value adjustments are recorded as adjustments to interest expense and cost of financing in the Consolidated Statement of Earnings. For hedges of currency risk associated with recorded financial assets or liabilities, derivative fair value adjustments are recognized in other (income) and expense in the Consolidated Statement of Earnings. Changes in the fair value of a derivative that is designated as a cash flow hedge are recorded, net of applicable taxes, in other comprehensive income, in the Consolidated Statement of Comprehensive Income. When net income is affected by the variability of the underlying cash flow, the applicable offsetting amount of the gain or loss from the derivative that is deferred in equity is released to net income and reported in interest expense, cost, SG&A expense or other (income) and expense in the Consolidated Statement of Earnings based on the nature of the underlying cash flow hedged. Effectiveness for net investment hedging derivatives is measured on a spot-to-spot basis. The effective portion of changes in the fair value of net investment hedging derivatives and other non-derivative financial instruments designated as net investment hedges are recorded as foreign currency translation adjustments in other comprehensive income. Changes in the fair value of the portion of a net investment hedging derivative excluded from the effectiveness assessment are recorded in interest expense. If the underlying hedged item in a fair value hedge ceases to exist, all changes in the fair value of the derivative are included in net income each period until the instrument matures. When the derivative transaction ceases to exist, a hedged asset or liability is no longer adjusted for changes in its fair value except as required under other relevant accounting standards. Derivatives that are not designated as hedges, as well as changes in the fair value of derivatives that do not effectively offset changes in the fair value of the underlying hedged item throughout the designated hedge period (collectively, “ineffectiveness”), are recorded in net income each period and are reported in other (income) and expense. When a cash flow hedging relationship is discontinued, the net gain or loss in accumulated other comprehensive income must generally remain in accumulated other comprehensive income/(loss) in the Consolidated Statement of Changes in Equity until the item that was hedged affects earnings. However, when it is probable that a forecasted transaction will not occur by the end of the originally specified time period or within an additional two-month period thereafter, the net gain or loss in accumulated other comprehensive income must be reclassified into earnings immediately. The company reports cash flows arising from derivative financial instruments designated as fair value or cash flow hedges consistent with the classification of cash flows from the underlying hedged items that these derivatives are hedging. Accordingly, the cash flows associated with derivatives designated as fair value or cash flow hedges are classified in cash flows from operating activities in the Consolidated Statement of Cash Flows. Cash flows from derivatives designated as net investment hedges and derivatives that do not qualify as hedges are reported in cash flows from investing activities. For currency swaps designated as hedges of foreign currency denominated debt (included in the company’s debt risk management program as addressed in note D. “Financial Instruments,” on pages 96 to 100), cash flows directly associated with the settlement of the principal element of these swaps are reported in payments to settle debt in cash flows from financing activities in the Consolidated Statement of Cash Flows.

Financial Instruments

In determining the fair value of its financial instruments, the company uses a variety of methods and assumptions that are based on market conditions and risks existing at each balance sheet date. Refer to note D, “Financial Instruments,” on pages 93 to 96 for further information. All methods of assessing fair value result in a general approximation of value, and such value may never actually be realized.

Fair Value Measurement

Accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Under this guidance, the company is required to classify certain assets and liabilities based on the following fair value hierarchy:

·                  Level 1—Quoted prices in active markets that are unadjusted and accessible at the measurement date for identical, unrestricted assets or liabilities;

·                  Level 2—Quoted prices for identical assets and liabilities in markets that are not active, quoted prices for similar assets and liabilities in active markets or financial instruments for which significant inputs are observable, either directly or indirectly; and

·                  Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable, including the company’s own assumptions in determining fair value.

The guidance requires the use of observable market data if such data is available without undue cost and effort.

When available, the company uses unadjusted quoted market prices to measure the fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon internally developed models that use current market-based or independently sourced market parameters such as interest rates and currency rates. Items valued using internally generated models are classified according to the lowest level input or value driver that is significant to the valuation.

The determination of fair value considers various factors including interest rate yield curves and time value underlying the financial instruments. For derivatives and debt securities, the company uses a discounted cash flow analysis using discount rates commensurate with the duration of the instrument.

In determining the fair value of financial instruments, the company considers certain market valuation adjustments to the “base valuations” calculated using the methodologies described below for several parameters that market participants would consider in determining fair value:

·                  Counterparty credit risk adjustments are applied to financial instruments, taking into account the actual credit risk of a counterparty as observed in the credit default swap market to determine the true fair value of such an instrument.

·                  Credit risk adjustments are applied to reflect the company’s own credit risk when valuing all liabilities measured at fair value. The methodology is consistent with that applied in developing counterparty credit risk adjustments, but incorporates the company’s own credit risk as observed in the credit default swap market.

As an example, the fair value of derivatives is derived by a discounted cash flow model using observable market inputs such as known notional value amounts, yield curves, spot and forward exchange rates as well as discount rates. These inputs relate to liquid, heavily traded currencies with active markets which are available for the full term of the derivative.

Certain financial assets are measured at fair value on a nonrecurring basis. These assets include equity method investments that are recognized at fair value at the end of the period to the extent that they are deemed to be other-than-temporarily impaired. Certain assets that are measured at fair value on a recurring basis can be subject to nonrecurring fair value measurements. These assets include public cost method investments that are deemed to be other-than-temporarily impaired. In the event of an other-than-temporary impairment of a financial instrument, fair value is measured using a model described above.

Accounting guidance permits the measurement of eligible financial assets, financial liabilities and firm commitments at fair value, on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value under other accounting standards. This election is irrevocable. The company does not apply the fair value option to any eligible assets or liabilities.

Cash Equivalents

All highly liquid investments with maturities of three months or less at the date of purchase are considered to be cash equivalents.

Marketable Securities

Debt securities included in current assets represent securities that are expected to be realized in cash within one year of the balance sheet date. Long-term debt securities that are not expected to be realized in cash within one year and alliance equity securities are included in investments and sundry assets. Debt and marketable equity securities are considered available for sale and are reported at fair value with unrealized gains and losses, net of applicable taxes, recorded in other comprehensive income/(loss). The realized gains and losses for available-for-sale securities are included in other (income) and expense in the Consolidated Statement of Earnings. Realized gains and losses are calculated based on the specific identification method.

In determining whether an other-than-temporary decline in market value has occurred, the company considers the duration that, and extent to which, the fair value of the investment is below its cost, the financial condition and near-term prospects of the issuer or underlying collateral of a security; and the company’s intent and ability to retain the security in order to allow for an anticipated recovery in fair value. Other-than-temporary declines in fair value from amortized cost for available-for-sale equity and debt securities that the company intends to sell or would more-likely-than-not be required to sell before the expected recovery of the amortized cost basis are charged to other (income) and expense in the period in which the loss occurs. For debt securities that the company has no intent to sell and believes that it more-likely-than-not will not be required to sell prior to recovery, only the credit loss component of the impairment is recognized in other (income) and expense, while the remaining loss is recognized in other comprehensive income/(loss). The credit loss component recognized in other (income) and expense is identified as the amount of the principal cash flows not expected to be received over the remaining term of the debt security as projected using the company’s cash flow projections.

Inventories

Raw materials, work in process and finished goods are stated at the lower of average cost or market. Cash flows related to the sale of inventories are reflected in net cash from operating activities in the Consolidated Statement of Cash Flows.

Allowance for Credit Losses

Receivables are recorded concurrent with billing and shipment of a product and/or delivery of a service to customers. A reasonable estimate of probable net losses on the value of customer receivables is recognized by establishing an allowance for credit losses.

Notes and Accounts Receivable—Trade

An allowance for uncollectible trade receivables is estimated based on a combination of write-off history, aging analysis and any specific, known troubled accounts.

Financing Receivables

Financing receivables include sales-type leases, direct financing leases and loans. Leases are accounted for in accordance with lease accounting standards. Loan receivables are financial assets recorded at amortized cost which approximates fair value. The company determines its allowances for credit losses on financing receivables based on two portfolio segments: lease receivables and loan receivables (see note F, “Financing Receivables,” on pages 101 to 104). The company further segments the portfolio via two classes: major markets and growth markets.

When calculating the allowances, the company considers its ability to mitigate a potential loss by repossessing leased equipment and by considering the current fair market value of any other collateral. The value of the equipment is the net realizable value. The allowance for credit losses for capital leases, installment sales and customer loans includes an assessment of the entire balance of the capital lease or loan, including amounts not yet due. The methodologies that the company uses to calculate its receivables reserves, which are applied consistently to its different portfolios, are as follows:

Individually Evaluated—The company reviews all financing receivables considered at risk on a quarterly basis. The review primarily consists of an analysis based upon current information available about the customer, such as financial statements, news reports, published credit ratings, current market-implied credit analysis, as well as the current economic environment, collateral net of repossession cost and prior collection history. For loans that are collateral dependent, impairment is measured using the fair value of the collateral when foreclosure is probable. Using this information, the company determines the expected cash flow for the receivable and calculates an estimate of the potential loss and the probability of loss. For those accounts in which the loss is probable, the company records a specific reserve.

Collectively Evaluated—The company records an unallocated reserve that is calculated by applying a reserve rate to its different portfolios, excluding accounts that have been specifically reserved. This reserve rate is based upon credit rating, probability of default, term, characteristics (lease/loan), and loss history. Factors that could result in actual receivable losses that are materially different from the estimated reserve include sharp changes in the economy, or a significant change in the economic health of a particular customer that represents a concentration in the company’s receivables portfolio.

Other Credit Related Policies

Non-Accrual—Certain receivables for which the company has recorded a specific reserve may also be placed on non-accrual status. Non-accrual assets are those receivables (impaired loans or nonperforming leases) with specific reserves and other accounts for which it is likely that the company will be unable to collect all amounts due according to original terms of the lease or loan agreement. Income recognition is discontinued on these receivables. Cash collections are first applied as a reduction to principal outstanding. Any cash received in excess of principal payments outstanding is recognized as interest income. Receivables may be removed from non-accrual status, if appropriate, based upon changes in client circumstances.

Write Off—Receivable losses are charged against the allowance when management believes the uncollectibility of the receivable is confirmed. Subsequent recoveries, if any, are credited to the allowance.

Past Due—The company views receivables as past due when payment has not been received after 90 days, measured from the original billing date.

Impaired Loans—As stated above, the company evaluates all financing receivables considered at-risk, including loans, for impairment on a quarterly basis. The company considers any loan with an individually evaluated reserve as an impaired loan. Depending on the level of impairment, loans will also be placed on non-accrual status as appropriate. Client loans are primarily for software and services and are unsecured. These loans are subjected to credit analysis to evaluate the associated risk and, when deemed necessary, actions are taken to mitigate risks in the loan agreements which include covenants to protect against credit deterioration during the life of the obligation.

Estimated Residual Values of Lease Assets

The recorded residual values of lease assets are estimated at the inception of the lease to be the expected fair value of the assets at the end of the lease term. The company periodically reassesses the realizable value of its lease residual values. Any anticipated increases in specific future residual values are not recognized before realization through remarketing efforts. Anticipated decreases in specific future residual values that are considered to be other-than-temporary are recognized immediately upon identification and are recorded as an adjustment to the residual value estimate. For sales-type and direct-financing leases, this reduction lowers the recorded net investment and is recognized as a loss charged to financing income in the period in which the estimate is changed, as well as an adjustment to unearned income to reduce future-period financing income.

Common Stock

Common stock refers to the $.20 par value per share capital stock as designated in the company’s Certificate of Incorporation. Treasury stock is accounted for using the cost method. When treasury stock is reissued, the value is computed and recorded using a weighted-average basis.

Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method. The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings. Basic EPS of common stock is computed by dividing net income by the weighted-average number of common shares outstanding for the period. Diluted EPS of common stock is computed on the basis of the weighted-average number of shares of common stock plus the effect of dilutive potential common shares outstanding during the period using the treasury stock method. Dilutive potential common shares include outstanding stock options, stock awards and convertible notes. See note P, “Earnings Per Share of Common Stock,” on page 117 for additional information.

Accounting Changes	12 Months Ended
Dec. 31, 2011
Accounting Changes
Accounting Changes

Note B.

Accounting Changes

New Standards to be Implemented

In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance and disclosure requirements for fair value measurements. These amendments are not expected to have a material impact on the consolidated financial results. These changes were effective January 1, 2012 on a prospective basis.

Standards Implemented

In September 2011, the FASB issued additional disclosure requirements for entities which participate in multi-employer pension plans. The purpose of the new disclosures is to provide financial statement users with information about an employer’s level of participation in these plans and the financial health of significant plans. The new disclosures are effective for the full year 2011 financial statements. The company does not participate in any material multi-employer plans. There was no impact in the consolidated financial results as the changes relate only to additional disclosures.

In September 2011, the FASB issued amended guidance that simplified how entities test goodwill for impairment. After an assessment of certain qualitative factors, if it is determined to be more likely than not that the fair value of a reporting unit is less than its carrying amount, entities must perform the quantitative analysis of the goodwill impairment test. Otherwise, the quantitative test(s) become optional. The guidance was effective January 1, 2012 with early adoption permitted. The company elected to adopt this guidance for the 2011 goodwill impairment test performed in the fourth quarter. There was no impact in the consolidated financial results.

In June 2011, the FASB issued amended disclosure requirements for the presentation of other comprehensive income (OCI) and accumulated other comprehensive income (AOCI). OCI is comprised of costs, expenses, gains and losses that are included in comprehensive income but excluded from net income, and AOCI comprises the aggregated balances of OCI in equity. The amended guidance eliminated the option to present period changes (OCI) as part of the Statement of Changes in Equity. Under the amended guidance, all period changes (OCI) are to be presented either in a single continuous statement of comprehensive income, or in two separate but consecutive financial statements. Only summary totals are to be included in the AOCI section of the Statement of Changes in Equity. In December 2011, the FASB deferred the requirement to present reclassifications from AOCI on the face of the Consolidated Statement of Earnings. The changes were effective January 1, 2012 with early adoption permitted. The company elected to early adopt the two-statement approach effective with its full year 2011 financial statements. There was no impact in the consolidated financial results as the amendments related only to changes in financial statement presentation. See note L, “Equity Activity,” on pages 110 and 112 for tax impacts related to individual items of OCI and a detailed presentation of the components of AOCI included in the Statement of Changes in Equity.

In December 2010, the FASB issued amended guidance to clarify the acquisition date that should be used for reporting pro-forma financial information for business combinations. If comparative financial statements are presented, the pro-forma revenue and earnings of the combined entity for the comparable prior reporting period should be reported as though the acquisition date for all business combinations that occurred during the current year had been completed as of the beginning of the comparable prior annual reporting period. The amendments in this guidance became effective prospectively for business combinations for which the acquisition date was on or after January 1, 2011. There was no impact in the consolidated financial results as the amendments relate only to additional disclosures. In addition, the company had no acquisitions which required pro-forma financial information.

In December 2010, the FASB issued amendments to the guidance on goodwill impairment testing. The amendments modify step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In making that determination, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. The amendments were effective January 1, 2011 and did not have an impact in the Consolidated Financial Statements.

In July 2010, the FASB issued amendments to the disclosure requirements about the credit quality of financing receivables and the allowance for credit losses. The purpose of the additional disclosures is to enable users of financial statements to better understand the nature of credit risk inherent in an entity’s portfolio of financing receivables and how that risk is analyzed. For end-of-period balances, the new disclosures were required to be made in all interim and annual periods ending on or after December 15, 2010. For activity during a reporting period, the disclosures were required to be included in all interim and annual periods after January 1, 2011. In January 2011, the FASB temporarily deferred the disclosures regarding troubled debt restructurings which were included in the disclosure requirements of this amendment. In April 2011, the FASB issued additional guidance and clarifications to help creditors in determining whether a creditor has granted a concession, and whether a debtor is experiencing financial difficulties for purposes of determining whether a restructuring constitutes a troubled debt restructuring. The new guidance and the previously deferred disclosures became effective July 1, 2011 applied retrospectively to January 1, 2011. Prospective application was required for any new impairments identified as a result of this guidance. These changes did not have a material impact in the Consolidated Financial Statements.

In January 2010, the FASB issued additional disclosure requirements for fair value measurements. According to the guidance, the fair value hierarchy disclosures should be disaggregated by class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. In addition, significant transfers between Levels 1 and 2 of the fair value hierarchy are required to be disclosed. These additional requirements became effective January 1, 2010 for quarterly and annual reporting. These amendments did not have an impact in the consolidated financial results as this guidance relates only to additional disclosures. Certain disclosure requirements relating to fair value measurements using significant unobservable inputs (Level 3) were deferred until January 1, 2011. These additional requirements did not have an impact in the consolidated financial results as they related only to additional disclosures.

In October 2009, the FASB issued amended revenue recognition guidance for arrangements with multiple deliverables. The new guidance requires the use of management’s best estimate of selling price (BESP) for the deliverables in an arrangement when VSOE, vendor objective evidence (VOE) or TPE of the selling price is not available. In addition, excluding specific software revenue recognition guidance, the residual method of allocating arrangement consideration is no longer permitted, and an entity is required to allocate arrangement consideration using the relative selling price method. In accordance with the guidance, the company elected to early adopt its provisions as of January 1, 2010 on a prospective basis for all new or materially modified arrangements entered into on or after that date. The adoption of this guidance did not have a material impact in the Consolidated Financial Statements.

Also, in October 2009, the FASB issued guidance which amended the scope of existing software revenue recognition guidance. Tangible products containing software components and non-software components that function together to deliver the tangible product’s essential functionality are no longer within the scope of software revenue recognition guidance and are accounted for based on other applicable revenue recognition guidance. In addition, the amendments require that hardware components of a tangible product containing software components are always excluded from the software revenue recognition guidance. This guidance had to be adopted in the same period that the company adopted the amended guidance for arrangements with multiple deliverables described in the preceding paragraph. Therefore, the company elected to early adopt this guidance as of January 1, 2010 on a prospective basis for all new or materially modified arrangements entered into on or after that date. The adoption of this guidance did not have a material impact in the Consolidated Financial Statements.

For transactions entered into prior to January 1, 2010, the company recognized revenue based on established revenue recognition guidance as it related to the elements within the arrangement. For the vast majority of the company’s arrangements involving multiple deliverables, the fee from the arrangement was allocated to each respective element based on its relative fair value, using VSOE. In the limited circumstances when the company was not able to determine VSOE for all of the elements of the arrangement, but was able to obtain VSOE for any undelivered elements, revenue was allocated using the residual method. Under the residual method, the amount of revenue allocated to delivered elements equaled the total arrangement consideration less the aggregate fair value of any undelivered elements, and no revenue was recognized until all elements without VSOE had been delivered. If VSOE of any undelivered items did not exist, revenue from the entire arrangement was initially deferred and recognized at the earlier of: (i) delivery of those elements for which VSOE did not exist or (ii) when VSOE was established. The residual method and recognition of revenue on a ratable basis were generally used in circumstances where VSOE, as applicable, was unavailable.

In June 2009, the FASB issued amendments to the accounting rules for variable interest entities (VIEs). The new guidance eliminates the quantitative approach previously required for determining the primary beneficiary of a variable interest entity and requires ongoing qualitative reassessments of whether an enterprise is the primary beneficiary. The company adopted these amendments for the interim and annual reporting periods beginning on January 1, 2010. The adoption of these amendments did not have a material impact in the Consolidated Financial Statements.

In September 2009, the FASB issued amended guidance concerning fair value measurements of investments in certain entities that calculate net asset value per share (or its equivalent). If fair value is not readily determinable, the amended guidance permits, as a practical expedient, a reporting entity to measure the fair value of an investment using the net asset value per share (or its equivalent) provided by the investee without further adjustment. In accordance with the guidance, the company adopted these amendments for the year ended December 31, 2009. There was no material impact in the Consolidated Financial Statements.

In May 2009, the FASB issued guidelines on subsequent event accounting which sets forth: 1) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; 2) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements; and 3) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. These guidelines were effective for interim and annual periods ending after June 15, 2009, and the company adopted them in the quarter ended June 30, 2009. In February 2010, the guidance was amended to remove the requirement to disclose the date through which subsequent events were evaluated. There was no impact in the consolidated financial results.

On January 1, 2009, the company adopted the revised FASB guidance regarding business combinations which was required to be applied to business combinations on a prospective basis. The revised guidance required that the acquisition method of accounting be applied to a broader set of business combinations, amended the definition of a business combination, provided a definition of a business, required an acquirer to recognize an acquired business at its fair value at the acquisition date, and required the assets and liabilities assumed in a business combination to be measured and recognized at their fair values as of the acquisition date (with limited exceptions). There was no impact upon adoption and the effects of this guidance depend on the nature and significance of business combinations occurring after the effective date.

In April 2009, the FASB issued an amendment to the revised business combination guidance regarding the accounting for assets acquired and liabilities assumed in a business combination that arise from contingencies. The requirements of this amended guidance carry forward without significant revision the guidance on contingencies which existed prior to January 1, 2009. Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if fair value can be reasonably estimated. If fair value cannot be reasonably estimated, the asset or liability would generally be recognized in accordance with the Accounting Standards Codification (ASC) Topic 450 on contingencies. There was no impact upon adoption.

Acquisitions/Divestitures	12 Months Ended
Dec. 31, 2011
Acquisitions/Divestitures
Acquisitions/Divestitures

Note C.

Acquisitions/Divestitures

Acquisitions

2011

In 2011, the company completed five acquisitions of privately held companies at an aggregate cost of $1,849 million.

These acquisitions were completed as follows: in the second quarter, TRIRIGA, Inc. (TRIRIGA); and in the fourth quarter, i2, Algorithmics, Inc. (Algorithmics), Q1 Labs and Curam Software Ltd. (Curam Software). TRIRIGA was integrated into the Software and Global Business Services (GBS) segments upon acquisition. All other acquisitions were integrated into the Software segment upon acquisition. All acquisitions reflected 100 percent ownership of the acquired companies.

The table below reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2011.

2011 Acquisitions

($ in millions)

	Amortization	Total
	Life (in Years)	Acquisitions
Current assets		$251
Fixed assets/noncurrent assets		88
Intangible assets
Goodwill	N/A	1,291
Completed technology	7	320
Client relationships	7	222
Patents/trademarks	1 to 7	17
Total assets acquired		2,190
Current liabilities		(191)
Noncurrent liabilities		(150)
Total liabilities assumed		(341)
Total purchase price		$1,849

N/A—Not applicable

TRIRIGA is a provider of facility and real estate management software solutions, which help clients make strategic decisions regarding space usage, evaluate alternative real estate initiatives, generate higher returns from capital projects and assess environmental impact investments. The acquisition adds advanced real estate intelligence to the company’s smarter buildings initiative. i2 expands the company’s big data analytics software for smarter cities by helping both public and private entities in government, law enforcement, retail, insurance and other industries access and analyze information they need to address crime, fraud and security threats. Algorithmics provides software and services for improved business insights at financial and insurance institutions to assess risk and address regulatory challenges. Q1 Labs is a provider of security intelligence software and will accelerate efforts to help clients more intelligently secure their enterprises by applying analytics to correlate information from key security domains and creating security dashboards for their organizations. Curam Software is a provider of software and services which help governments improve the efficiency, effectiveness and accessibility of social programs for smarter cities.

Purchase price consideration for all acquisitions as reflected in the table above, is paid primarily in cash. All acquisitions are reported in the Consolidated Statement of Cash Flows net of acquired cash and cash equivalents. The overall weighted-average life of the indentified intangible assets acquired is 6.9 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of $1,291 million has been assigned to the Software ($1,277 million) and GBS ($14 million) segments. It is expected that approximately 25 percent of the goodwill will be deductible for tax purposes.

On January 9, 2012, the company announced it had completed the acquisition of Platform Computing, a privately held company headquartered in Toronto, Ontario, Canada. Platform Computing is a global leader in cluster and grid management software for distributed computing environments. At the date of issuance of the financial statements, the initial purchase accounting was not complete for the Platform Computing acquisition.

On January 11, 2012, the company announced it had completed the acquisition of Green Hat, a privately held company jointly head-quartered in London, England and Wilmington, Delaware. Green Hat helps customers improve the quality of software application by enabling developers to leverage cloud computing technologies to conduct testing on a software application prior to its delivery. At the date of issuance of the financial statements, the initial purchase accounting was not complete for the Green Hat acquisition

On February 1, 2012, the company announced that it had completed the acquisition of Emptoris Inc., a privately held company based in Burlington, Massachusetts. Emptoris is a leading provider of cloud and on-premise analytics software that brings more intelligence to procurement and supply chain operations with spend, supplier and contract management for Smarter Commerce. At the date of issuance of the financial statements, the initial purchase accounting was not completed for the Emptoris acquisition.

On February 10, 2012, the company completed the acquisition of Worklight, a privately held company based in Israel. Worklight is a leading provider of mobile software for smartphones and tablets and will become an important part of the company’s mobility strategy. At the date of issuance of the financial statements, the initial purchase accounting was not completed for the Worklight acquisition.

On February 15, 2012, the company announced that it had completed the acquisition of DemandTec, a public company based in San Mateo, California. DemandTec delivers cloud-based analytics software that enables businesses to examine different customer buying scenarios, both online and in-store. At the date of issuance of the financial statements, the initial purchase accounting was not completed for the DemandTec acquisition.

2010

In 2010, the company completed 17 acquisitions at an aggregate cost of $6,538 million.

Netezza Corporation (Netezza)—On November 10, 2010, the company completed the acquisition of 100 percent of Netezza, for cash consideration of $1,847 million. Netezza will expand the company’s business analytics initiatives to help clients gain faster insights into their business information, with increased performance at a lower cost of ownership. Netezza was integrated into the Software segment upon acquisition, and goodwill, as reflected in the table on page 91, was entirely assigned to the Software segment. It is expected that none of the goodwill will be deductible for tax purposes. The overall weighted average useful life of the identified intangible assets acquired is 6.9 years.

Sterling Commerce—On August 27, 2010, the company completed the acquisition of 100 percent of Sterling Commerce, a wholly owned subsidiary of AT&T, Inc., for cash consideration of $1,415 million. Sterling Commerce will expand the company’s ability to help clients accelerate their interactions with customers, partners and suppliers through dynamic business networks using either on-premise or cloud delivery models. Sterling Commerce was integrated into the Software segment upon acquisition, and goodwill, as reflected in the table on page 91, was entirely assigned to the Software segment. It is expected that none of the goodwill will be deductible for tax purposes. The overall weighted average useful life of the identified intangible assets acquired is 6.9 years.

Other Acquisitions—The Software segment also completed acquisitions of 10 privately held companies and one publicly held company: in the first quarter, Lombardi Software, Inc. (Lombardi), Intelliden Inc. and Initiate Systems, Inc.; in the second quarter, Cast Iron Systems; in the third quarter, BigFix, Inc., Coremetrics and Datacap; and in the fourth quarter, Unica Corporation (Unica), a publicly held company, PSS Systems, OpenPages, Inc. (OpenPages) and Clarity Systems. Global Technology Services (GTS) completed an acquisition in the first quarter: the core operating assets of Wilshire Credit Corporation (Wilshire). GBS also completed an acquisition in the first quarter: National Interest Security Company, LLC, a privately held company. Systems and Technology (STG) completed acquisitions of two privately held companies: in the third quarter, Storwize; and in the fourth quarter, BLADE Network Technologies (BLADE). All acquisitions were for 100 percent of the acquired companies.

Lombardi is a leading provider of business process management software and services, and became part of the company’s application integration software portfolio. Intelliden is a leading provider of intelligent network automation software and will extend the network management offerings. Initiate is a market leader in data integrity software for information sharing among healthcare and government organizations. Cast Iron Systems, a leading Software as a Service (SaaS) and cloud application integration provider, enhances the WebSphere business integration portfolio. BigFix, Inc. is a leading provider of high-performance enterprise systems and security management solutions that revolutionizes the way IT organizations manage and secure their computing infrastructure. Coremetrics, a leader in Web analytics software, will expand the company’s business analytics capabilities by enabling organizations to use cloud computing services to develop faster, more targeted marketing campaigns. Datacap will strengthen the company’s ability to help organizations digitize, manage and automate their information assets.

The table below reflects the purchase price related to the 2010 acquisitions and the resulting purchase price allocations as of December 31, 2010.

2010 Acquisitions

($ in millions)

	Amortization		Sterling	Other
	Life (in Years)	Netezza	Commerce	Acquisitions
Current assets		$218	$196	$377
Fixed assets/noncurrent assets		73	106	209
Intangible assets
Goodwill	N/A	1,410	1,032	2,312
Completed technology	3 to 7	202	218	493
Client relationships	2 to 7	52	244	293
In-process R&D	5	4	—	17
Patents/trademarks	1 to 7	16	14	27
Total assets acquired		1,975	1,810	3,728
Current liabilities		(9)	(129)	(161)
Noncurrent liabilities		(120)	(266)	(291)
Total liabilities assumed		(128)	(395)	(452)
Total purchase price		$1,847	$1,415	$3,277

N/A—Not applicable

Unica, a leading provider of software and services used to automate marketing processes, will expand the company’s ability to help organizations analyze and predict customer preferences and develop more targeted marketing campaigns. PSS Systems is a leading provider of legal information governance and information management software. OpenPages is a leading provider of software that helps companies more easily identify and manage risk and compliance activities across the enterprise through a single management system. Clarity Systems delivers financial governance software that enables organizations to automate the process of collecting, preparing, certifying and controlling financial statements for electronic filing. Wilshire’s mortgage servicing platform will continue the strategic focus on the mortgage services industry and strengthens the commitment to deliver mortgage business process outsourcing solutions. National Interest Security Company will strengthen the ability to deliver advanced analytics and IT solutions to the public sector. Storwize, a provider of in-line data compression appliance solutions, will help the company to make it more affordable for clients to analyze massive amounts of data in order to provide new insights and business outcomes. BLADE provides server and top-of-rack switches as well as software to virtualize and manage cloud computing and other workloads.

Purchase price consideration for the “Other Acquisitions” as reflected in the table above, is paid primarily in cash. All acquisitions are reported in the Consolidated Statement of Cash Flows net of acquired cash and cash equivalents. For the “Other Acquisitions,” the overall weighted-average life of the identified intangible assets acquired is 6.4 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of $2,312 million has been assigned to the Software ($1,653 million), GTS ($32 million), GBS ($252 million) and STG ($375 million) segments. It is expected that approximately 10 percent of the goodwill will be deductible for tax purposes.

2009

In 2009, the company completed six acquisitions at an aggregate cost of $1,471 million.

SPSS, Inc. (SPSS)—On October 2, 2009, the company acquired 100 percent of the outstanding common shares of SPSS for cash consideration of $1,177 million. SPSS is a leading global provider of predictive analytics software and solutions and this acquisition strengthened the company’s business analytics and optimization capabilities. SPSS was integrated into the Software segment upon acquisition, and goodwill, as reflected in the table on the next page, was entirely assigned to the Software segment. Substantially all of the goodwill is not deductible for tax purposes. The overall weighted average useful life of the identified intangible assets acquired, excluding goodwill, is 7.0 years.

2009 Acquisitions

($ in millions)

	Amortization Life		Other
	(in Years)	SPSS	Acquisitions
Current assets		$397	$13
Fixed assets/noncurrent assets		20	1
Intangible assets
Goodwill	N/A	748	255
Completed technology	4 to 7	105	39
Client relationships	5 to 7	30	20
Other identifiable assets	1 to 7	36	1
Total assets acquired		1,336	330
Current liabilities		(157)	(34)
Noncurrent liabilities		(2)	0
Total liabilities assumed		(160)	(35)
Total purchase price		$1,177	$295

N/A—Not applicable

Other Acquisitions—The Software segment also completed acquisitions of four privately held companies: in the second quarter, Outblaze Limited, a messaging software provider, and Exeros, Inc., a data discovery firm; in the third quarter, security provider Ounce Labs, Inc.; and in the fourth quarter, Guardium, Inc., a database security company. GTS completed an acquisition in the fourth quarter: RedPill Solutions PTE Limited, a privately held company focused on business analytics.

Purchase price consideration for the “Other Acquisitions,” as reflected in the table above, was paid primarily in cash. All acquisitions were reported in the Consolidated Statement of Cash Flows net of acquired cash and cash equivalents. For the “Other Acquisitions,” the overall weighted-average life of the identified intangible assets acquired was 6.5 years. With the exception of goodwill, these identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of $255 million was assigned to the Software ($246 million) and GTS ($10 million) segments. Substantially all of the goodwill is not deductible for tax purposes.

Divestitures

2011

During the fourth quarter of 2011, the company completed the divestiture of the iCluster business to Rocket Software. iCluster, which was acquired in the Data Mirror acquisition in 2007, was part of the Software business. This transaction was not material to the Consolidated Financial Statements.

During the second quarter of 2011, the company completed two divestitures related to subsidiaries of IBM Japan. The impact of these transactions was not material to the Consolidated Financial Statements.

2010

On March 31, 2010, the company completed the sale of its activities associated with the sales and support of Dassault Systemes’ (Dassault) product lifecycle management (PLM) software, including customer contracts and related assets to Dassault. The company received net proceeds of $459 million and recognized a net gain of $591 million on the transaction in the first quarter of 2010. The gain was net of the fair value of certain contractual terms, certain transaction costs and the assets and liabilities sold. The gain was recorded in other (income) and expense in the Consolidated Statement of Earnings and the net proceeds were reflected in proceeds from disposition of marketable securities and other investments within cash flow from investing activities in the Consolidated Statement of Cash Flows.

2009

On October 1, 2009, the company completed the divestiture of its UniData and UniVerse software products and related tools to Rocket Software, a privately held global software development firm. The company recognized gains related to this transaction in the fourth quarter of 2009 and in the fourth quarter of 2010.

On March 16, 2009, the company completed the sale of certain processes, resources, assets and third-party contracts related to its core logistics operations to Geodis. The company received proceeds of $365 million and recognized a net gain of $298 million on the transaction in the first quarter of 2009. The gain was net of the fair value of certain contractual terms, certain transaction costs and related real estate charges. As part of this transaction, the company outsourced its logistics operations to Geodis which enables the company to leverage industry-leading skills and scale and improve the productivity of the company’s supply chain.

Financial Instruments	12 Months Ended
Dec. 31, 2011
Financial Instruments
Financial Instruments

Note D.

Financial Instruments

Fair Value Measurements

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present the company’s financial assets and financial liabilities that are measured at fair value on a recurring basis at December 31, 2011 and 2010.

($ in millions)

At December 31, 2011:	Level 1	Level 2	Level 3	Total
Assets
Cash equivalents(1)
Time deposits and certificates of deposit	$—	$2,082	$—	$2,082
Commercial paper	—	1,760	—	1,760
Money market funds	1,886	—	—	1,886
U.S. government securities	—	2,750	—	2,750
Other securities	—	8	—	8
Total	1,886	6,600	—	8,486	(5)
Debt securities—noncurrent(2)	1	7	—	8
Available-for-sale equity investments(2)	69	14	—	83
Derivative assets(3)
Interest rate contracts	—	783	—	783
Foreign exchange contracts	—	510	—	510
Equity contracts	—	7	—	7
Total	—	1,300	—	1,300	(6)
Total assets	$1,956	$7,921	$—	$9,877	(6)
Liabilities
Derivative liabilities(4)
Foreign exchange contracts	$—	$523	$—	$523
Equity contracts	—	8	—	8
Total liabilities	$—	$531	$—	$531	(6)

(1)	Included within cash and cash equivalents in the Consolidated Statement of Financial Position.
(2)	Included within investments and sundry assets in the Consolidated Statement of Financial Position.
(3)

The gross balances of derivative assets contained within prepaid expenses and other current assets, and investments in sundry assets in the Consolidated Statement of Financial Position at December 31, 2011 are $546 million and $754 million, respectively.

(4)

The gross balances of derivative liabilities contained within other accrued expenses and liabilities, and other liabilities in the Consolidated Statement of Financial Position at December 31, 2011 are $365 million and $166 million, respectively.

(5)	Available-for-sale securities with carrying values that approximate fair value.
(6)

If derivative exposures covered by a qualifying master netting agreement had been netted in the Consolidated Statement of Financial Position, the total derivative asset and liability positions would have been reduced by $324 million each.

($ in millions)

At December 31, 2010:	Level 1	Level 2	Level 3	Total
Assets
Cash equivalents(1)
Time deposits and certificates of deposit	$—	$2,473	$—	$2,473
Commercial paper	—	2,673	—	2,673
Money market funds	1,532	—	—	1,532
Canada government securities	—	1,054	—	1,054
U.S. government securities	—	44	—	44
U.S. government agency securities	—	22	—	22
Other securities	—	3	—	3
Total	1,532	6,269	—	7,801	(6)
Debt securities—current(2)
Commercial paper	—	490	—	490
U.S. government securities	—	500	—	500
Other securities	—	1	—	1
Total	—	990	—	990	(6)
Debt securities—noncurrent(3)	1	6	—	7
Available-for-sale equity investments(3)	445	13	—	458
Derivative assets(4)
Interest rate contracts	—	548	—	548
Foreign exchange contracts	—	539	—	539
Equity contracts	—	12	—	12
Total	—	1,099	—	1,099	(7)
Total assets	$1,978	$8,377	$—	$10,355	(7)
Liabilities
Derivative liabilities(5)
Foreign exchange contracts	$—	$1,003	$—	$1,003
Equity contracts	—	3	—	3
Total liabilities	$—	$1,006	$—	$1,006	(7)

(1)	Included within cash and cash equivalents in the Consolidated Statement of Financial Position.
(2)	Reported as marketable securities in the Consolidated Statement of Financial Position.
(3)	Included within investments and sundry assets in the Consolidated Statement of Financial Position.
(4)

The gross balances of derivative assets contained within prepaid expenses and other current assets, and investments and sundry assets in the Consolidated Statement of Financial Position at December 31, 2010 are $511 million and $588 million, respectively.

(5)

The gross balances of derivative liabilities contained within other accrued expenses and liabilities, and other liabilities in the Consolidated Statement of Financial Position at December 31, 2010 are $871 million and $135 million, respectively.

(6)	Available-for-sale securities with carrying values that approximate fair value.
(7)

If derivative exposures covered by a qualifying master netting agreement had been netted in the Consolidated Statement of Financial Position, the total derivative asset and liability positions would have been reduced by $475 million each.

There were no significant transfers between Levels 1 and 2 for the years ended December 31, 2011 and 2010.

Financial Assets and Liabilities Not Measured at Fair Value

Short-Term Receivables and Payables

Notes and other accounts receivable and other investments are financial assets with carrying values that approximate fair value. Accounts payable, other accrued expenses and short-term debt are financial liabilities with carrying values that approximate fair value.

Loans and Long-Term Receivables

Fair values are based on discounted future cash flows using current interest rates offered for similar loans to clients with similar credit ratings for the same remaining maturities. At December 31, 2011 and 2010, the difference between the carrying amount and estimated fair value for loans and long-term receivables was immaterial.

Long-Term Debt

Fair value of publicly traded long-term debt is based on quoted market prices for the identical liability when traded as an asset in an active market. For other long-term debt for which a quoted market price is not available, an expected present value technique that uses rates currently available to the company for debt with similar terms and remaining maturities is used to estimate fair value. The carrying amount of long-term debt is $22,857 million and $21,846 million and the estimated fair value is $27,383 million and $24,006 million at December 31, 2011 and 2010, respectively.

Debt and Marketable Equity Securities

The company’s cash equivalents and current debt securities are considered available-for-sale and recorded at fair value which is not materially different from carrying value in the Consolidated Statement of Financial Position. The following tables summarize the company’s noncurrent debt and marketable equity securities which are also considered available-for-sale and recorded at fair value in the Consolidated Statement of Financial Position.

($ in millions)

		Gross	Gross
	Adjusted	Unrealized	Unrealized	Fair
At December 31, 2011:	Cost	Gains	Losses	Value
Debt securities—noncurrent(1)
Other securities	$7	$1	$—	$8
Total	$7	$1	$—	$8
Available-for-sale equity investments(1)	$58	$27	$(2)	$83

(1) Included within investments and sundry assets in the Consolidated Statement of Financial Position.

($ in millions)

		Gross	Gross
	Adjusted	Unrealized	Unrealized	Fair
At December 31, 2010:	Cost	Gains	Losses	Value
Debt securities—noncurrent(1)
Other securities	$6	$1	$(0)	$7
Total	$6	$1	$(0)	$7
Available-for-sale equity investments(1)	$194	$264	$(0)	$458

(1) Included within investments and sundry assets in the Consolidated Statement of Financial Position.

Based on an evaluation of available evidence as of December 31, 2011, the company believes that unrealized losses on debt and marketable equity securities are temporary and do not represent an other-than-temporary impairment.

Sales of debt and marketable equity securities during the period were as follows:

($ in millions)

For the year ended December 31:	2011	2010	2009
Proceeds	$405	$16	$24
Gross realized gains (before taxes)	232	6	3
Gross realized losses (before taxes)	(0)	(0)	(40)

The after-tax net unrealized holding gains/(losses) on available-for-sale debt and marketable equity securities that have been included in other comprehensive income/(loss) for the period and the after tax net (gains)/losses reclassified from accumulated other comprehensive income/(loss) to net income were as follows:

($ in millions)

For the year ended December 31:	2011	2010
Net unrealized gains/(losses) arising during the period	$(7)	$51
Net unrealized (gains)/losses reclassified to net income*	(143)	(0)

* Includes writedowns of $0.3 million and $3.6 million in 2011 and 2010, respectively.

The contractual maturities of substantially all available-for-sale debt securities are less than one year at December 31, 2011.

Derivative Financial Instruments

The company operates in multiple functional currencies and is a significant lender and borrower in the global markets. In the normal course of business, the company is exposed to the impact of interest rate changes and foreign currency fluctuations, and to a lesser extent equity and commodity price changes and client credit risk. The company limits these risks by following established risk management policies and procedures, including the use of derivatives, and, where cost effective, financing with debt in the currencies in which assets are denominated. For interest rate exposures, derivatives are used to better align rate movements between the interest rates associated with the company’s lease and other financial assets and the interest rates associated with its financing debt. Derivatives are also used to manage the related cost of debt. For foreign currency exposures, derivatives are used to better manage the cash flow volatility arising from foreign exchange rate fluctuations.

As a result of the use of derivative instruments, the company is exposed to the risk that counterparties to derivative contracts will fail to meet their contractual obligations. To mitigate the counterparty credit risk, the company has a policy of only entering into contracts with carefully selected major financial institutions based upon their credit ratings and other factors. The company’s established policies and procedures for mitigating credit risk on principal transactions include reviewing and establishing limits for credit exposure and continually assessing the creditworthiness of counterparties. The right of set-off that exists under certain of these arrangements enables the legal entities of the company subject to the arrangement to net amounts due to and from the counterparty reducing the maximum loss from credit risk in the event of counterparty default.

The company is also a party to collateral security arrangements with most of its major counterparties. These arrangements require the company to hold or post collateral (cash or U.S. Treasury securities) when the derivative fair values exceed contractually established thresholds. Posting thresholds can be fixed or can vary based on credit default swap pricing or credit ratings received from the major credit agencies. The aggregate fair value of all derivative instruments under these collateralized arrangements that were in a liability position at December 31, 2011 and 2010 was $131 million and $363 million, respectively, for which no collateral was posted at December 31, 2011. The company posted collateral of $9 million at December 31, 2010. Full collateralization of these agreements would be required in the event that the company’s credit rating falls below investment grade or if its credit default swap spread exceeds 250 basis points, as applicable, pursuant to the terms of the collateral security arrangements. The aggregate fair value of derivative instruments in net asset positions as of December 31, 2011 and 2010 was $1,300 million and $1,099 million, respectively. This amount represents the maximum exposure to loss at the reporting date as a result of the counterparties failing to perform as contracted. This exposure was reduced by $324 million and $475 million at December 31, 2011 and 2010, respectively, of liabilities included in master netting arrangements with those counterparties. Additionally, at December 31, 2011 and 2010, this exposure was reduced by $466 million and $88 million of collateral, respectively, received by the company.

The company does not offset derivative assets against liabilities in master netting arrangements nor does it offset receivables or payables recognized upon payment or receipt of cash collateral against the fair values of the related derivative instruments. No amount was recognized in other receivables at December 31, 2011 for the right to reclaim cash collateral. At December 31, 2010, $9 million was recognized in other receivables for the right to reclaim cash collateral. The amount recognized in accounts payable for the obligation to return cash collateral totaled $466 million and $88 million at December 31, 2011 and 2010, respectively. The company restricts the use of cash collateral received to rehypothecation, and therefore reports it in prepaid expenses and other current assets in the Consolidated Statement of Financial Position. No amount was rehypothecated at December 31, 2011. At December 31, 2010, $9 million was rehypothecated.

The company may employ derivative instruments to hedge the volatility in stockholders’ equity resulting from changes in currency exchange rates of significant foreign subsidiaries of the company with respect to the U.S. dollar. These instruments, designated as net investment hedges, expose the company to liquidity risk as the derivatives have an immediate cash flow impact upon maturity which is not offset by a cash flow from the translation of the underlying hedged equity. The company monitors this cash loss potential on an ongoing basis, and may discontinue some of these hedging relationships by de-designating the derivative instrument in order to manage the liquidity risk. Although not designated as accounting hedges, the company may utilize derivatives to offset the changes in the fair value of the de-designated instruments from the date of de-designation until maturity.

In its hedging programs, the company uses forward contracts, futures contracts, interest-rate swaps and cross-currency swaps, depending upon the underlying exposure. The company is not a party to leveraged derivative instruments.

A brief description of the major hedging programs, categorized by underlying risk, follows.

Interest Rate Risk

Fixed and Variable Rate Borrowings

The company issues debt in the global capital markets, principally to fund its financing lease and loan portfolio. Access to cost-effective financing can result in interest rate mismatches with the underlying assets. To manage these mismatches and to reduce overall interest cost, the company uses interest rate swaps to convert specific fixed-rate debt issuances into variable-rate debt (i.e., fair value hedges) and to convert specific variable-rate debt issuances into fixed-rate debt (i.e., cash flow hedges). At December 31, 2011 and 2010, the total notional amount of the company’s interest rate swaps was $5.9 billion and $7.1 billion, respectively. The weighted-average remaining maturity of these instruments at December 31, 2011 and December 31, 2010 was approximately 5.5 and 5.7 years, respectively.

Forecasted Debt Issuance

The company is exposed to interest rate volatility on future debt issuances. To manage this risk, the company may use forward-starting interest rate swaps to lock in the rate on the interest payments related to the forecasted debt issuance. These swaps are accounted for as cash flow hedges. The company did not have any derivative instruments relating to this program outstanding at December 31, 2011 and 2010.

At December 31, 2011 and 2010, net losses of approximately $5 million and $13 million (before taxes), respectively, were recorded in other comprehensive income/(loss) in connection with cash flow hedges of the company’s borrowings. Within these amounts $6 million and $8 million of losses, respectively, are expected to be reclassified to net income within the next 12 months, providing an offsetting economic impact against the underlying transactions.

Foreign Exchange Risk

Long-Term Investments in Foreign Subsidiaries

(Net Investment)

A large portion of the company’s foreign currency denominated debt portfolio is designated as a hedge of net investment in foreign subsidiaries to reduce the volatility in stockholders’ equity caused by changes in foreign currency exchange rates in the functional currency of major foreign subsidiaries with respect to the U.S. dollar. The company also uses cross-currency swaps and foreign exchange forward contracts for this risk management purpose. At December 31, 2011 and 2010, the total notional amount of derivative instruments designated as net investment hedges was $5.0 billion and $1.9 billion, respectively. The weighted-average remaining maturity of these instruments at December 31, 2011 and 2010 was approximately 0.4 years for both periods.

In addition, at December 31, 2010, the company had liabilities of $221 million, representing the fair value of derivative instruments that were previously designated in qualifying net investment hedging relationships, but were de-designated prior to December 31, 2010; this amount matured in 2011. The notional amount of these instruments at December 31, 2010 was $1.6 billion, including original and offsetting transactions. No instruments were outstanding at December 31, 2011.

Anticipated Royalties and Cost Transactions

The company’s operations generate significant nonfunctional currency, third-party vendor payments and intercompany payments for royalties and goods and services among the company’s non-U.S. subsidiaries and with the parent company. In anticipation of these foreign currency cash flows and in view of the volatility of the currency markets, the company selectively employs foreign exchange forward contracts to manage its currency risk. These forward contracts are accounted for as cash flow hedges. The maximum length of time over which the company is hedging its exposure to the variability in future cash flows is four years. At December 31, 2011 and 2010, the total notional amount of forward contracts designated as cash flow hedges of forecasted royalty and cost transactions was $10.9 billion and $11.3 billion, respectively, with a weighted-average remaining maturity of 0.7 years and 0.8 years, respectively.

At December 31, 2011 and December 31, 2010, in connection with cash flow hedges of anticipated royalties and cost transactions, the company recorded net gains of $88 million and net losses of $147 million (before taxes), respectively, in other comprehensive income/(loss). Within these amounts $191 million of gains and $249 million of losses, respectively, are expected to be reclassified to net income within the next 12 months, providing an offsetting economic impact against the underlying anticipated transactions.

Foreign Currency Denominated Borrowings

The company is exposed to exchange rate volatility on foreign currency denominated debt. To manage this risk, the company employs cross-currency swaps to convert fixed-rate foreign currency denominated debt to fixed-rate debt denominated in the functional currency of the borrowing entity. These swaps are accounted for as cash flow hedges. The maximum length of time over which the company hedges its exposure to the variability in future cash flows is approximately three years. At December 31, 2011, no instruments relating to this program remained outstanding. At December 31, 2010, the total notional amount of cross-currency swaps designated as cash flow hedges of foreign currency denominated debt was $0.2 billion.

At December 31, 2010, net losses of approximately $1 million (before taxes) were recorded in other comprehensive income/(loss) in connection with cash flow hedges of the company’s borrowings. No amount remains in accumulated other comprehensive income at December 31, 2011.

Subsidiary Cash and Foreign Currency

Asset/Liability Management

The company uses its Global Treasury Centers to manage the cash of its subsidiaries. These centers principally use currency swaps to convert cash flows in a cost-effective manner. In addition, the company uses foreign exchange forward contracts to economically hedge, on a net basis, the foreign currency exposure of a portion of the company’s nonfunctional currency assets and liabilities. The terms of these forward and swap contracts are generally less than one year. The changes in the fair values of these contracts and of the underlying hedged exposures are generally offsetting and are recorded in other (income) and expense in the Consolidated Statement of Earnings. At December 31, 2011 and 2010, the total notional amount of derivative instruments in economic hedges of foreign currency exposure was $13.6 billion and $13.0 billion, respectively.

Equity Risk Management

The company is exposed to market price changes in certain broad market indices and in the company’s own stock primarily related to certain obligations to employees. Changes in the overall value of these employee compensation obligations are recorded in SG&A expense in the Consolidated Statement of Earnings. Although not designated as accounting hedges, the company utilizes derivatives, including equity swaps and futures, to economically hedge the exposures related to its employee compensation obligations. The derivatives are linked to the total return on certain broad market indices or the total return on the company’s common stock. They are recorded at fair value with gains or losses also reported in SG&A expense in the Consolidated Statement of Earnings. At December 31, 2011 and 2010, the total notional amount of derivative instruments in economic hedges of these compensation obligations was $1.0 billion for each year.

Other Risks

The company may hold warrants to purchase shares of common stock in connection with various investments that are deemed derivatives because they contain net share or net cash settlement provisions. The company records the changes in the fair value of these warrants in other (income) and expense in the Consolidated Statement of Earnings. The company did not have any warrants qualifying as derivatives outstanding at December 31, 2011 and 2010.

The company is exposed to a potential loss if a client fails to pay amounts due under contractual terms. The company utilizes credit default swaps to economically hedge its credit exposures. These derivatives have terms of one year or less. The swaps are recorded at fair value with gains and losses reported in other (income) and expense in the Consolidated Statement of Earnings. The company did not have any derivative instruments relating to this program outstanding at December 31, 2011 and 2010.

The following tables provide a quantitative summary of the derivative and non-derivative instrument related risk management activity as of December 31, 2011 and 2010 as well as for the years ended December 31, 2011 and 2010, respectively.

Fair Values of Derivative Instruments in the Consolidated Statement of Financial Position

($ in millions)

	Fair Value of Derivative Assets			Fair Value of Derivative Liabilities
	Balance			Balance
	Sheet			Sheet
At December 31:	Classification	2011	2010	Classification	2011	2010
Designated as hedging instruments
Interest rate contracts	Prepaid expenses and other current assets	$50	$33	Other accrued expenses and liabilities	$—	$—
	Investments and sundry assets	733	514	Other liabilities	—	—
Foreign exchange contracts	Prepaid expenses and other current assets	407	224	Other accrued expenses and liabilities	273	498
	Investments and sundry assets	—	22	Other liabilities	155	135
	Fair value of derivative assets	$1,190	$794	Fair value of derivative liabilities	$428	$633
Not designated as hedging instruments
Foreign exchange contracts	Prepaid expenses and other current assets	$82	$242	Other accrued expenses and liabilities	$84	$370
	Investments and sundry assets	21	51	Other liabilities	11	—
Equity contracts	Prepaid expenses and other current assets	7	12	Other accrued expenses and liabilities	8	3
	Fair value of derivative assets	$110	$305	Fair value of derivative liabilities	$103	$373
Total debt designated as hedging instruments
Short-term debt		N/A	N/A		$—	$823
Long-term debt		N/A	N/A		1,884	1,746
Total		$1,300	$1,099		$2,415	$3,576

N/A—Not applicable

The Effect of Derivative Instruments in the Consolidated Statement of Earnings

($ in millions)

	Gain (Loss) Recognized in Earnings
	Consolidated
	Statement of		Recognized			Attributable to Risk
	Earnings		on Derivatives(1)			Being Hedged(2)
For the year ended December 31:	Line Item	2011	2010	2009	2011	2010	2009
Derivative instruments in fair value hedges
Interest rate contracts	Cost of financing	$271	$241	$(172)	$(117)	$(70)	$344
	Interest expense	205	160	(97)	(89)	(46)	193
Derivative instruments not designated as hedging instruments(1)
Foreign exchange contracts	Other (income) and expense	352	299	(128)	N/A	N/A	N/A
Equity contracts	SG&A expense	42	105	177	N/A	N/A	N/A
Warrants	Other (income) and expense	10	—	—	N/A	N/A	N/A
Total		$880	$805	$(219)	$(206)	$(116)	$537

($ in millions)

	Gain (Loss) Recognized in Earnings and Other Comprehensive Income
				Consolidated					Ineffectiveness and
		Effective Portion		Statement of		Effective Portion			Amounts Excluded from
		Recognized in OCI		Earnings		Reclassified from AOCI			Effectiveness Testing(3)
For the year ended December 31:	2011	2010	2009	Line Item	2011	2010	2009	2011	2010	2009
Derivative instruments in cash flow hedges
Interest rate contracts	$—	$—	$(0)	Interest expense	$(8)	$(8)	$(13)	$—	$—	$—
Foreign exchange contracts	(266)	371	(718)	Other (income) and expense	(247)	(54)	143	(3)	(4)	(3)
				Cost of sales	(182)	(92)	(49)	—	—	—
				SG&A expense	(74)	(49)	14	—	—	—
Instruments in net investment hedges(4)
Foreign exchange contracts	45	178	(162)	Interest expense	0	0	—	(9)	(3)	1
Total	$(221)	$549	$(880)		$(511)	$(203)	$94	$(12)	$(7)	$(2)

(1)             The amount includes changes in clean fair values of the derivative instruments in fair value hedging relationships and the periodic accrual for coupon payments required under these derivative contracts.

(2)             The amount includes basis adjustments to the carrying value of the hedged item recorded during the period and amortization of basis adjustments recorded on de-designated hedging relationships during the period.

(3)             The amount of gain/(loss) recognized in income represents ineffectiveness on hedge relationships.

(4)             Instruments in net investment hedges include derivative and non-derivative instruments.

For the 12 months ending December 31, 2011, 2010 and 2009, there were no significant gains or losses recognized in earnings representing hedge ineffectiveness or excluded from the assessment of hedge effectiveness (for fair value hedges), or associated with an underlying exposure that did not or was not expected to occur (for cash flow hedges); nor are there any anticipated in the normal course of business.

Refer to note A, “Significant Accounting Policies,” on pages 83 and 84 for additional information on the company’s use of derivative financial instruments.

Inventories	12 Months Ended
Dec. 31, 2011
Inventories
Inventories
  Note E. Inventories   ($ in millions)
At December 31:	2011	2010
Finished goods	$589	$432
Work in process and raw materials	2,007	2,018
Total	$2,595	$2,450

Financing Receivables	12 Months Ended
Dec. 31, 2011
Financing Receivables
Financing Receivables

Note F.

Financing Receivables

The following table presents financing receivables, net of allowances for credit losses, including residual values.

($ in millions)

At December 31:	2011	2010
Current
Net investment in sales-type and direct financing leases	$3,765	$3,945
Commercial financing receivables	7,095	6,777
Client loan receivables	5,195	4,718
Installment payment receivables	846	816
Total	$16,901	$16,257
Noncurrent
Net investment in sales-type and direct financing leases	$5,406	$5,384
Commercial financing receivables	34	43
Client loan receivables	4,925	4,734
Installment payment receivables	410	388
Total	$10,776	$10,548

Net investment in sales-type and direct financing leases relates principally to the company’s systems products and are for terms ranging generally from two to six years. Net investment in sales-type and direct financing leases includes unguaranteed residual values of $745 million and $871 million at December 31, 2011 and 2010, respectively, and is reflected net of unearned income of $733 million and $816 million, and net of the allowance for credit losses of $118 million and $126 million at those dates, respectively. Scheduled maturities of minimum lease payments outstanding at December 31, 2011, expressed as a percentage of the total, are approximately: 2012, 44 percent; 2013, 28 percent; 2014, 18 percent; 2015, 7 percent; and 2016 and beyond, 3 percent.

Commercial financing receivables, net of allowance for credit losses of $53 million and $58 million at December 31, 2011 and 2010, respectively, relate primarily to inventory and accounts receivable financing for dealers and remarketers of IBM and non-IBM products. Payment terms for inventory and accounts receivable financing generally range from 30 to 90 days.

Client loan receivables, net of allowance for credit losses of $126 million and $160 million at December 31, 2011 and 2010, respectively, are loans that are provided by Global Financing primarily to clients to finance the purchase of software and services. Separate contractual relationships on these financing arrangements are for terms ranging generally from one to seven years.

Installment payment receivables, net of allowance for credit losses of $51 million and $56 million at December 31, 2011 and 2010, respectively, are loans that are provided primarily to clients to finance hardware, software and services ranging generally from one to three years.

Client loan receivables and installment payment receivables financing contracts are priced independently at competitive market rates. The company has a history of enforcing the terms of these separate financing agreements.

The company utilizes certain of its financing receivables as collateral for non-recourse borrowings. Financing receivables pledged as collateral for borrowings were $324 million and $302 million at December 31, 2011 and 2010, respectively. These borrowings are included in note J, “Borrowings,” on pages 106 to 108.

The company did not have any financing receivables held for sale as of December 31, 2011 and 2010.

Financing Receivables by Portfolio Segment

The following table presents financing receivables on a gross basis excluding the allowance for credit losses and residual value, by portfolio segment and by class, excluding current commercial financing receivables and other miscellaneous financing receivables. The company determines its allowance for credit losses based on two portfolio segments: lease receivables and loan receivables and further segments the portfolio via two classes: major markets and growth markets.

($ in millions)

	Major	Growth
At December 31, 2011:	Markets	Markets	Total
Financing receivables
Lease receivables	$6,510	$1,921	$8,430
Loan receivables	9,077	2,552	11,629
Ending balance	$15,587	$4,472	$20,060
Collectively evaluated for impairment	$15,321	$4,370	$19,692
Individually evaluated for impairment	$266	$102	$368
Allowance for credit losses
Beginning balance at January 1, 2011
Lease receivables	$84	$42	$126
Loan receivables	150	76	226
Total	$234	$119	$353
Write-offs	(68)	(16)	(84)
Provision	39	5	44
Other	(1)	(4)	(5)
Ending balance at December 31, 2011	$203	$104	$307
Lease receivables	$79	$40	$118
Loan receivables	$125	$64	$189
Collectively evaluated for impairment	$82	$15	$96
Individually evaluated for impairment	$122	$89	$211

($ in millions)

	Major	Growth
At December 31, 2010:	Markets	Markets	Total
Financing receivables
Lease receivables	$6,562	$1,983	$8,545
Loan receivables	9,087	1,993	11,080
Ending balance	$15,650	$3,975	$19,625
Collectively evaluated for impairment	$15,199	$3,794	$18,993
Individually evaluated for impairment	$451	$181	$632
Allowance for credit losses
Lease receivables*	$84	$42	$126
Loan receivables*	150	76	226
Ending balance at December 31, 2010	$234	$119	$353
Collectively evaluated for impairment	$60	$11	$71
Individually evaluated for impairment	$174	$108	$282

* Reclassified to conform with 2011 presentation.

When determining the allowances, financing receivables are evaluated either on an individual or a collective basis. For individually evaluated receivables, the company determines the expected cash flow for the receivable and calculates an estimate of the potential loss and the probability of loss. For those accounts in which the loss is probable, the company records a specific reserve. In addition, the company records an unallocated reserve that is determined by applying a reserve rate to its different portfolios, excluding accounts that have been specifically reserved. This reserve rate is based upon credit rating, probability of default, term, characteristics (lease/loan) and loss history.

Financing Receivables on Non-Accrual Status

The following table presents the recorded investment in financing receivables which are on non-accrual status.

($ in millions)

At December 31:	2011	2010
Major markets	$46	$69
Growth markets	20	33
Total lease receivables	$66	$101
Major markets	$75	$141
Growth markets	24	123
Total loan receivables	$99	$264
Total receivables	$165	$366

Impaired Loans

The company considers any loan with an individually evaluated reserve as an impaired loan. Depending on the level of impairment, loans will also be placed on a non-accrual status. The following table presents impaired client loan receivables.

($ in millions)

	Recorded	Related
At December 31, 2011:	Investment	Allowance
Major markets	$110	$70
Growth markets	62	53
Total	$172	$123

($ in millions)

	Recorded	Related
At December 31, 2010:	Investment	Allowance
Major markets	$196	$119
Growth markets	132	68
Total	$328	$187

($ in millions)

			Interest
			Income
	Average	Interest	Recognized
	Recorded	Income	on Cash
At December 31, 2011:	Investment	Recognized	Basis
Major markets	$142	$2	$0
Growth markets	90	0	0
Total	$232	$3	$0

Credit Quality Indicators

The company’s credit quality indicators which are based on rating agency data, publicly available information and information provided by customers, are reviewed periodically based on the relative level of risk. The resulting indicators are a numerical rating system that maps to Moody’s Investors Service credit ratings as shown on the following page. Moody’s does not provide credit ratings to the company on its customers.

The tables present the gross recorded investment for each class of receivables, by credit quality indicator. Receivables with a credit quality indicator ranging from Aaa to Baa3 are considered investment grade. All others are considered non-investment grade.

Lease Receivables

($ in millions)

	Major	Growth
At December 31, 2011:	Markets	Markets
Credit rating
Aaa–Aa3	$697	$139
A1–A3	1,459	306
Baa1–Baa3	2,334	654
Ba1–Ba2	1,118	457
Ba3–B1	534	252
B2–B3	260	97
Caa–D	108	15
Total	$6,510	$1,921

Loan Receivables

($ in millions)

	Major	Growth
At December 31, 2011:	Markets	Markets
Credit rating
Aaa–Aa3	$971	$185
A1–A3	2,034	407
Baa1–Baa3	3,255	869
Ba1–Ba2	1,559	607
Ba3–B1	744	335
B2–B3	362	129
Caa–D	151	20
Total	$9,077	$2,552

Lease Receivables*

($ in millions)

	Major	Growth
At December 31, 2010:	Markets	Markets
Credit rating
Aaa–Aa3	$794	$173
A1–A3	1,463	182
Baa1–Baa3	2,494	837
Ba1–Ba2	899	403
Ba3–B1	518	242
B2–B3	230	93
Caa–D	164	54
Total	$6,562	$1,983

* Reclassified to conform with 2011 presentation.

Loan Receivables*

($ in millions)

	Major	Growth
At December 31, 2010:	Markets	Markets
Credit rating
Aaa–Aa3	$1,100	$173
A1–A3	2,026	183
Baa1–Baa3	3,453	841
Ba1–Ba2	1,245	405
Ba3–B1	718	243
B2–B3	318	94
Caa–D	227	54
Total	$9,087	$1,993

* Reclassified to conform with 2011 presentation.

At December 31, 2011, the industries which made up Global Financing’s receivables portfolio consisted of: Financial (39 percent), Government (15 percent), Manufacturing (13 percent), Retail (9 percent), Services (7 percent), Communications (6 percent) and Other (11 percent).

At December 31, 2010, the industries which made up Global Financing’s receivables portfolio consisted of: Financial (36 percent), Government (16 percent), Manufacturing (14 percent), Retail (9 percent), Services (8 percent), Communications (5 percent) and Other (12 percent).

Past Due Financing Receivables

($ in millions)

				Recorded
	Total		Total	Investment
	Past Due		Financing	> 90 Days
At December 31, 2011:	> 90 Days*	Current	Receivables	and Accruing
Major markets	$6	$6,504	$6,510	$6
Growth markets	9	1,911	1,921	6
Total lease receivables	$16	$8,415	$8,430	$12
Major markets	$23	$9,054	$9,077	$7
Growth markets	22	2,530	2,552	19
Total loan receivables	$46	$11,584	$11,629	$26
Total	$62	$19,998	$20,060	$38

* Does not include accounts that are fully reserved.

($ in millions)

				Recorded
	Total		Total	Investment
	Past Due		Financing	> 90 Days
At December 31, 2010:	> 90 Days*	Current	Receivables	and Accruing
Major markets	$10	$6,552	$6,562	$5
Growth markets	13	1,970	1,983	5
Total lease receivables	$22	$8,523	$8,545	$10
Major markets	$11	$9,076	$9,087	$4
Growth markets	32	1,961	1,993	17
Total loan receivables	$43	$11,037	$11,080	$21
Total	$65	$19,560	$19,625	$31

* Does not include accounts that are fully reserved.

Troubled Debt Restructurings

In 2011, the company adopted new FASB guidance that helps creditors determine whether a restructuring constitutes a troubled debt restructuring. The company assessed all restructurings that occurred on or after January 1, 2011 and determined that there were no troubled debt restructurings for the 12 months ended December 31, 2011.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment
Property, Plant and Equipment

Note G.

Property, Plant and Equipment

($ in millions)

At December 31:	2011	2010
Land and land improvements	$786	$777
Buildings and building improvements	9,531	9,414
Plant, laboratory and office equipment	26,843	26,676
Plant and other property—gross	37,160	36,867
Less: Accumulated depreciation	24,703	24,435
Plant and other property—net	12,457	12,432
Rental machines	2,964	3,422
Less: Accumulated depreciation	1,538	1,758
Rental machines—net	1,426	1,665
Total—net	$13,883	$14,096

Investments and Sundry Assets	12 Months Ended
Dec. 31, 2011
Investments and Sundry Assets
Investments and Sundry Assets

Note H.

Investments and Sundry Assets

($ in millions)

At December 31:	2011	2010
Deferred transition and setup costs and other deferred arrangements*	$1,784	$1,853
Derivatives—noncurrent**	753	588
Alliance investments
Equity method	131	122
Non-equity method	127	531
Prepaid software	233	268
Long-term deposits	307	350
Other receivables	208	560
Employee benefit-related	493	409
Prepaid income taxes	261	434
Other assets	598	663
Total	$4,895	$5,778

*                 Deferred transition and setup costs and other deferred arrangements are related to Global Services client arrangements. See note A, “Significant Accounting Policies,” on pages 76 to 86 for additional information.

**          See note D, “Financial Instruments,” on pages 96 through 100 for the fair value of all derivatives reported in the Consolidated Statement of Financial Position.

Intangible Assets Including Goodwill	12 Months Ended
Dec. 31, 2011
Intangible Assets Including Goodwill
Intangible Assets Including Goodwill

Note I.

Intangible Assets Including Goodwill

Intangible Assets

The following table details the company’s intangible asset balances by major asset class.

($ in millions)

	Gross		Net
	Carrying	Accumulated	Carrying
At December 31, 2011:	Amount	Amortization	Amount
Intangible asset class
Capitalized software	$1,478	$(678)	$799
Client relationships	1,751	(715)	1,035
Completed technology	2,156	(745)	1,411
In-process R&D	22	(1)	21
Patents/trademarks	207	(88)	119
Other*	29	(22)	7
Total	$5,642	$(2,250)	$3,392

($ in millions)

	Gross		Net
	Carrying	Accumulated	Carrying
At December 31, 2010:	Amount	Amortization	Amount
Intangible asset class
Capitalized software	$1,558	$(726)	$831
Client relationships	1,709	(647)	1,062
Completed technology	2,111	(688)	1,422
In-process R&D	21	(0)	21
Patents/trademarks	211	(71)	140
Other*	39	(28)	11
Total	$5,649	$(2,161)	$3,488

*                 Other intangibles are primarily acquired proprietary and nonproprietary business processes, methodologies and systems.

The net carrying amount of intangible assets decreased $96 million during the year ended December 31, 2011, primarily due to amortization, partially offset by intangible asset additions. No impairment of intangible assets was recorded in any of the periods presented.

Total amortization was $1,226 million and $1,174 million for the years ended December 31, 2011 and 2010, respectively. The aggregate intangible amortization expense for acquired intangibles (excluding capitalized software) was $634 million and $517 million for the years ended December 31, 2011 and 2010, respectively. In addition, in 2011 the company retired $1,133 million of fully amortized intangible assets, impacting both the gross carrying amount and accumulated amortization for this amount.

The amortization expense for each of the five succeeding years relating to intangible assets currently recorded in the Consolidated Statement of Financial Position is estimated to be the following at December 31, 2011:

($ in millions)

	Capitalized	Acquired
	Software	Intangibles	Total
2012	$480	$634	$1,113
2013	250	590	840
2014	70	446	516
2015	—	340	340
2016	—	303	303

Goodwill

The changes in the goodwill balances by reportable segment, for the years ended December 31, 2011 and 2010, are as follows:

($ in millions)

					Foreign
					Currency
	Balance		Purchase		Translation	Balance
	January 1,	Goodwill	Price		and Other	December 31,
Segment	2011	Additions	Adjustments	Divestitures	Adjustments	2011
Global Business Services	$4,329	$14	$(0)	$(10)	$(20)	$4,313
Global Technology Services	2,704	—	(1)	(2)	(55)	2,646
Software	16,963	1,277	10	(2)	(127)	18,121
Systems and Technology	1,139	—	(6)	—	(0)	1,133
Total	$25,136	$1,291	$2	$(13)	$(203)	$26,213

($ in millions)

					Foreign
					Currency
	Balance		Purchase		Translation	Balance
	January 1,	Goodwill	Price		and Other	December 31,
Segment	2010	Additions	Adjustments	Divestitures	Adjustments	2010
Global Business Services	$4,042	$252	$0	$—	$35	$4,329
Global Technology Services	2,777	32	(1)	—	(104)	2,704
Software	12,605	4,095	(52)	—	315	16,963
Systems and Technology	766	375	(1)	—	(1)	1,139
Total	$20,190	$4,754	$(54)	$—	$245	$25,136

Purchase price adjustments recorded in the 2011 and 2010 were related to acquisitions that were completed on or prior to December 31, 2010 or 2009, respectively, and were still subject to the measurement period that ends at the earlier of 12 months from the acquisition date or when information becomes available. There were no goodwill impairment losses recorded in 2011 or 2010, and the company has no accumulated impairment losses.

Borrowings	12 Months Ended
Dec. 31, 2011
Borrowings
Borrowings

Note J.

Borrowings

Short-Term Debt

($ in millions)

At December 31:	2011	2010
Commercial paper	$2,300	$1,144
Short-term loans	1,859	1,617
Long-term debt—current maturities	4,306	4,017
Total	$8,463	$6,778

The weighted-average interest rates for commercial paper at December 31, 2011 and 2010 were 0.1 percent and 0.2 percent, respectively. The weighted-average interest rates for short-term loans was 1.2 percent and 1.1 percent at December 31, 2011 and 2010, respectively.

Long-Term Debt

Pre-Swap Borrowing

($ in millions)

At December 31:	Maturities	2011		2010
U.S. dollar notes and debentures (average interest rate at December 31, 2011):
3.72%	2012–2013	$8,615	*	$6,326
1.02%	2014–2015	2,414	*	5,019
4.94%	2016–2020	8,600		6,359
2.90%	2021	500		—
7.00%	2025	600		600
6.22%	2027	469		469
6.50%	2028	313		313
5.875%	2032	600		600
8.00%	2038	187		187
5.60%	2039	1,545		1,545
7.00%	2045	27		27
7.125%	2096	322		322
		24,192		21 ,766
Other currencies (average interest rate at December 31, 2011, in parentheses):
Euros (6.6%)	2012–2016	1,037		1,897
Japanese yen (0.8%)	2013–2014	1,123		1,162
Swiss francs (3.8%)	2012–2020	173		540
Other (5.1%)	2012–2014	177		240
		26,702		25,606
Less: net unamortized discount		533		531
Add: fair value adjustment**		994		788
		27,161		25,863
Less: current maturities		4,306		4,017
Total		$22,857		$21,846

*                 $1.6 billion in debt securities issued by IBM International Group Capital LLC, which is an indirect, 100 percent owned finance subsidiary of the company, is included in 2012-2015. Debt securities issued by IBM International Group Capital LLC are fully and unconditionally guaranteed by the company.

**          The portion of the company’s fixed rate debt obligations that is hedged is reflected in the Consolidated Statement of Financial Position as an amount equal to the sum of the debt’s carrying value plus a fair value adjustment representing changes in the fair value of the hedged debt obligations attributable to movements in benchmark interest rates.

Post-Swap Borrowing (Long-Term Debt, Including Current Portion)

(in millions)

	2011		2010
For the year ended December 31:	Amount	Average Rate	Amount	Average Rate
Fixed-rate debt	$18,547	4.38%	$14,446	5.29%
Floating-rate debt*	8,614	1.54%	11,417	1.23%
Total	$27,161		$25,863

*                 Includes $5,898 million in 2011 and $7,078 million in 2010 of notional interest rate swaps that effectively convert the fixed-rate long-term debt into floating-rate debt. (See note D, “Financial Instruments,” on pages 96 to 100.)

Pre-swap annual contractual maturities of long-term debt outstanding at December 31, 2011, are as follows:

($ in millions)

Total
2012	$4,311
2013	5,495
2014	3,763
2015	197
2016	3,009
2017 and beyond	9,926
Total	$26,702

Interest on Debt

($ in millions)

For the year ended December 31:	2011	2010	2009
Cost of financing	$553	$555	$706
Interest expense	402	365	404
Net investment derivative activity	9	3	(1)
Interest capitalized	9	5	13
Total interest paid and accrued	$973	$928	$1,122

Refer to the related discussion on page 137 in note T, “Segment Information,” for total interest expense of the Global Financing segment. See note D, “Financial Instruments,” on pages 96 to 100 for a discussion of the use of currency and interest rate swaps in the company’s debt risk management program.

Lines of Credit

In 2011 the company renewed its five-year, $10 billion Credit Agreement (the “Credit Agreement”), which now expires on November 10, 2016. The total expense recorded by the company related to this facility was $5.0 million in 2011, $6.2 million in 2010 and $6.3 million in 2009. The Credit Agreement permits the company and its Subsidiary Borrowers to borrow up to $10 billion on a revolving basis. Borrowings of the Subsidiary Borrowers will be unconditionally backed by the company. The company may also, upon the agreement of either existing lenders, or of the additional banks not currently party to the Credit Agreement, increase the commitments under the Credit Agreement up to an additional $2.0 billion. Subject to certain terms of the Credit Agreement, the company and Subsidiary Borrowers may borrow, prepay and reborrow amounts under the Credit Agreement at any time during the Credit Agreement. Interest rates on borrowings under the Credit Agreement will be based on prevailing market interest rates, as further described in the Credit Agreement.

The Credit Agreement contains customary representations and warranties, covenants, events of default, and indemnification provisions. The company believes that circumstances that might give rise to breach of these covenants or an event of default, as specified in the Credit Agreement, are remote. As of December 31, 2011, there were no borrowings by the company, or its subsidiaries, under the Credit Agreement.

The company also has other committed lines of credit in some of the geographies which are not significant in the aggregate. Interest rates and other terms of borrowing under these lines of credit vary from country to country, depending on local market conditions.

Other Liabilities	12 Months Ended
Dec. 31, 2011
Other Liabilities
Other Liabilities

Note K.

Other Liabilities

($ in millions)

At December 31:	2011	2010
Income tax reserves	$3,989	$3,486
Executive compensation accruals	1,388	1,302
Disability benefits	835	739
Derivatives liabilities	166	135
Special actions	347	399
Workforce reductions	366	406
Deferred taxes	549	378
Environmental accruals	249	249
Noncurrent warranty accruals	163	130
Asset retirement obligations	166	161
Other	777	841
Total	$8,996	$8,226

In response to changing business needs, the company periodically takes workforce reduction actions to improve productivity, cost competitiveness and to rebalance skills. The noncurrent contractually obligated future payments associated with these activities are reflected in the workforce reductions caption in the previous table.

In addition, the company executed certain special actions as follows: (1) the second quarter of 2005 associated with Global Services, primarily in Europe, (2) the fourth quarter of 2002 associated with the acquisition of the PricewaterhouseCoopers consulting business, (3) the second quarter of 2002 associated with the Microelectronics Division and the rebalancing of the company’s workforce and leased space resources, (4) the 2002 actions associated with the hard disk drive business for reductions in workforce, manufacturing capacity and space, (5) the actions taken in 1999, and (6) the actions that were executed prior to 1994.

The table below provides a roll forward of the current and noncurrent liabilities associated with these special actions. The current liabilities presented in the table are included in other accrued expenses and liabilities in the Consolidated Statement of Financial Position.

(in millions)

	Liability			Liability
	as of			as of
	January 1,		Other	December 31,
	2011	Payments	Adjustments*	2011
Current
Workforce	$45	$(46)	$34	$33
Space	8	(8)	4	4
Total current	$53	$(53)	$38	$38
Noncurrent
Workforce	$395	$0	$(51)	$344
Space	4	0	(1)	3
Total noncurrent	$399	$0	$(52)	$347

* The other adjustments column in the table above principally includes the reclassification of noncurrent to current, foreign currency translation adjustments and interest accretion.

The workforce accruals primarily relate to terminated employees who are no longer working for the company who were granted annual payments to supplement their incomes in certain countries. Depending on the individual country’s legal requirements, these required payments will continue until the former employee begins receiving pension benefits or passes away. The space accruals are for ongoing obligations to pay rent for vacant space that could not be sublet or space that was sublet at rates lower than the committed lease arrangement. The length of these obligations varies by lease with the longest extending through 2014.

The company employs extensive internal environmental protection programs that primarily are preventive in nature. The company also participates in environmental assessments and cleanups at a number of locations, including operating facilities, previously owned facilities and Superfund sites. The company’s maximum exposure for all environmental liabilities cannot be estimated and no amounts have been recorded for non-ARO environmental liabilities that are not probable or estimable. The total amounts accrued for non-ARO environmental liabilities, including amounts classified as current in the Consolidated Statement of Financial Position, that do not reflect actual or anticipated insurance recoveries, were $262 million at December 31, 2011 and 2010, respectively. Estimated environmental costs are not expected to materially affect the consolidated financial position or consolidated results of the company’s operations in future periods. However, estimates of future costs are subject to change due to protracted cleanup periods and changing environmental remediation regulations.

As of December 31, 2011, the company was unable to estimate the range of settlement dates and the related probabilities for certain asbestos remediation AROs. These conditional AROs are primarily related to the encapsulated structural fireproofing that is not subject to abatement unless the buildings are demolished and non-encapsulated asbestos that the company would remediate only if it performed major renovations of certain existing buildings. Because these conditional obligations have indeterminate settlement dates, the company could not develop a reasonable estimate of their fair values. The company will continue to assess its ability to estimate fair values at each future reporting date. The related liability will be recognized once sufficient additional information becomes available. The total amounts accrued for ARO liabilities, including amounts classified as current in the Consolidated Statement of Financial Position were $187 million and $176 million at December 31, 2011 and 2010, respectively.

Equity Activity	12 Months Ended
Dec. 31, 2011
Equity Activity
Equity Activity

Note L.

Equity Activity

The authorized capital stock of IBM consists of 4,687,500,000 shares of common stock with a $.20 per share par value, of which 1,163,182,565 shares were outstanding at December 31, 2011 and 150,000,000 shares of preferred stock with a $.01 per share par value, none of which were outstanding at December 31, 2011.

Stock Repurchases

The Board of Directors authorizes the company to repurchase IBM common stock. The company repurchased 88,683,716 common shares at a cost of $15,034 million, 117,721,650 common shares at a cost of $15,419 million and 68,650,727 common shares at a cost of $7,534 million in 2011, 2010 and 2009, respectively. These amounts reflect transactions executed through December 31 of each year. Actual cash disbursements for repurchased shares may differ due to varying settlement dates for these transactions. At December 31, 2011, $8,660 million of Board common stock repurchase authorization was still available. The company plans to purchase shares on the open market or in private transactions from time to time, depending on market conditions.

Other Stock Transactions

The company issued the following shares of common stock as part of its stock-based compensation plans and employee stock purchase plan: 20,669,785 shares in 2011, 34,783,386 shares in 2010 and 30,034,808 shares in 2009.The company issued 4,920,198 treasury shares in 2011, 7,929,318 treasury shares in 2010 and 6,408,265 treasury shares in 2009, as a result of exercises of stock options by employees of certain acquired businesses and by non-U.S. employees. Also, as part of the company’s stock-based compensation plans, 1,717,246 common shares at a cost of $289 million, 2,334,932 common shares at a cost of $297 million and 1,550,846 common shares at a cost of $161 million in 2011, 2010 and 2009, respectively, were remitted by employees to the company in order to satisfy minimum statutory tax withholding requirements. These amounts are included in the treasury stock balance in the Consolidated Statement of Financial Position and the Consolidated Statement of Changes in Equity.

Taxes Related to Items of Other Comprehensive Income

($ in millions)

	Before Tax	Tax (Expense)/	Net of Tax
For the year ended December 31, 2011:	Amount	Benefit	Amount
Other comprehensive income:
Foreign currency translation adjustments	$(693)	$(18)	$(711)
Net changes related to available-for-sale securities
Unrealized gains/(losses) arising during the period	$(14)	$5	$(9)
Reclassification of (gains)/losses to net income	(231)	88	(143)
Subsequent changes in previously impaired securities arising during the period	4	(1)	3
Total net changes related to available-for-sale securities	$(241)	$91	$(150)
Unrealized gains/(losses) on cash flow hedges
Unrealized gains/(losses) arising during the period	$(266)	$105	$(162)
Reclassification of (gains)/losses to net income	511	(182)	329
Total unrealized gains/(losses) on cash flow hedges	$245	$(77)	$167
Retirement-related benefit plans
Prior service costs/(credits)	$(28)	$7	$(22)
Net (losses)/gains arising during the period	(5,463)	1,897	(3,566)
Curtailments and settlements	11	(3)	7
Amortization of prior service (credits)/cost	(157)	62	(94)
Amortization of net gains/(losses)	1,847	(619)	1,227
Total retirement-related benefit plans	$(3,790)	$1,343	$(2,448)
Other comprehensive income/(loss)	$(4,479)	$1,339	$(3,142)

($ in millions)

	Before Tax	Tax (Expense)/	Net of Tax
For the year ended December 31, 2010:	Amount	Benefit	Amount
Other comprehensive income:
Foreign currency translation adjustments	$712	$(69)	$643
Net changes related to available-for-sale securities
Unrealized gains/(losses) arising during the period	$70	$(24)	$46
Reclassification of (gains)/losses to net income	0	(0)	(0)
Subsequent changes in previously impaired securities arising during the period	8	(3)	5
Total net changes related to available-for-sale securities	$78	$(27)	$51
Unrealized gains/(losses) on cash flow hedges
Unrealized gains/(losses) arising during the period	$371	$(120)	$251
Reclassification of (gains)/losses to net income	203	(68)	134
Total unrealized gains/(losses) on cash flow hedges	$573	$(188)	$385
Retirement-related benefit plans
Prior service costs/(credits)	$28	$(8)	$20
Net (losses)/gains arising during the period	(2,728)	1,016	(1,712)
Curtailments and settlements	10	(3)	7
Amortization of prior service (credits)/cost	(183)	67	(116)
Amortization of net gains/(losses)	1,249	(441)	808
Total retirement-related benefit plans	$(1,624)	$632	$(992)
Other comprehensive income/(loss)	$(260)	$348	$87

($ in millions)

	Before Tax	Tax (Expense)/	Net of Tax
For the year ended December 31, 2009:	Amount	Benefit	Amount
Other comprehensive income:
Foreign currency translation adjustments	$1,675	$57	$1,732
Net changes related to available-for-sale securities
Unrealized gains/(losses) arising during the period	$118	$(47)	$72
Reclassification of (gains)/losses to net income	64	(24)	39
Subsequent changes in previously impaired securities arising during the period	—	—	—
Total net changes related to available-for-sale securities	$182	$(71)	$111
Unrealized gains/(losses) on cash flow hedges
Unrealized gains/(losses) arising during the period	$(718)	$224	$(493)
Reclassification of (gains)/losses to net income	(94)	32	(63)
Total unrealized gains/(losses) on cash flow hedges	$(812)	$256	$(556)
Retirement-related benefit plans
Prior service costs/(credits)	$375	$(146)	$229
Net (losses)/gains arising during the period	1,433	(439)	994
Curtailments and settlements	(125)	33	(93)
Amortization of prior service (credits)/cost	(162)	55	(107)
Amortization of net gains/(losses)	1,105	(402)	704
Total retirement-related benefit plans	$2,626	$(898)	$1,727
Other comprehensive income/(loss)	$3,671	$(656)	$3,015

Accumulated Other Comprehensive Income/(Loss) (net of tax)

($ in millions)

			Net Change	Net Unrealized
	Net Unrealized	Foreign	Retirement-	Gains/Losses	Accumulated
	Gains/(Losses)	Currency	Related	on Available-	Other
	on Cash Flow	Translation	Benefit	For-Sale	Comprehensive
	Hedges	Adjustments*	Plans	Securities	Income/(Loss)
December 31, 2009	$(481)	$1,836	$(20,297)	$113	$(18,830)
Change for period	385	643	(992)	51	87
December 31, 2010	(96)	2,478	(21,289)	164	$(18,743)
Change for period	167	(711)	(2,448)	(150)	(3,142)
December 31, 2011	$71	$1,767	$(23,737)	$13	$(21,885)

* Foreign currency translation adjustments are presented gross except for any associated hedges which are presented net of tax.

Contingencies and Commitments	12 Months Ended
Dec. 31, 2011
Contingencies and Commitments
Contingencies and Commitments

Note M.
Contingencies and Commitments

Contingencies

As a company with a substantial employee population and with clients in more than 170 countries, IBM is involved, either as plaintiff or defendant, in a variety of ongoing claims, demands, suits, investigations, tax matters and proceedings that arise from time to time in the ordinary course of its business. The company is a leader in the information technology industry and, as such, has been and will continue to be subject to claims challenging its IP rights and associated products and offerings, including claims of copyright and patent infringement and violations of trade secrets and other IP rights. In addition, the company enforces its own IP against infringement, through license negotiations, lawsuits or otherwise. Also, as is typical for companies of IBM’s scope and scale, the company is party to actions and proceedings in various jurisdictions involving a wide range of labor and employment issues (including matters related to contested employment decisions, country-specific labor and employment laws, and the company’s pension, retirement and other benefit plans), as well as actions with respect to contracts, product liability, securities, foreign operations, competition law and environmental matters. These actions may be commenced by a number of different parties, including competitors, clients, current or former employees, government and regulatory agencies, stockholders and representatives of the locations in which the company does business. Some of the actions to which the company is party may involve particularly complex technical issues, and some actions may raise novel questions under the laws of the various jurisdictions in which these matters arise.

The company records a provision with respect to a claim, suit, investigation or proceeding when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Any recorded liabilities, including any changes to such liabilities for the years ended December 31, 2011, 2010 and 2009 were not material to the Consolidated Financial Statements.

In accordance with the relevant accounting guidance, the company provides disclosures of matters for which the likelihood of material loss is at least reasonably possible. In addition, the company also discloses matters based on its consideration of other matters and qualitative factors, including the experience of other companies in the industry, and investor, customer and employee relations considerations.

With respect to certain of the claims, suits, investigations and proceedings discussed herein, the company believes at this time that the likelihood of any material loss is remote, given, for example, the procedural status, court rulings, and/or the strength of the company’s defenses in those matters. With respect to the remaining claims, suits, investigations and proceedings discussed in this Note, the company is unable to provide estimates of reasonably possible losses or range of losses, including losses in excess of amounts accrued, if any, for the following reasons. Claims, suits, investigations and proceedings are inherently uncertain, and it is not possible to predict the ultimate outcome of these matters. It is the company’s experience that damage amounts claimed in litigation against it are unreliable and unrelated to possible outcomes, and as such are not meaningful indicators of the company’s potential liability. Further, the company is unable to provide such an estimate due to a number of other factors with respect to these claims, suits, investigations and proceedings, including considerations of the procedural status of the matter in question, the presence of complex or novel legal theories, and/or the ongoing discovery and development of information important to the matters. The company reviews claims, suits, investigations and proceedings at least quarterly, and decisions are made with respect to recording or adjusting provisions and disclosing reasonably possible losses or range of losses (individually or in the aggregate), to reflect the impact and status of settlement discussions, discovery, procedural and substantive rulings, reviews by counsel and other information pertinent to a particular matter.

Whether any losses, damages or remedies finally determined in any claim, suit, investigation or proceeding could reasonably have a material effect on the company’s business, financial condition, results of operations or cash flows will depend on a number of variables, including: the timing and amount of such losses or damages; the structure and type of any such remedies; the significance of the impact any such losses, damages or remedies may have in the Consolidated Financial Statements; and the unique facts and circumstances of the particular matter that may give rise to additional factors. While the company will continue to defend itself vigorously, it is possible that the company’s business, financial condition, results of operations or cash flows could be affected in any particular period by the resolution of one or more of these matters.

The following is a summary of the more significant legal matters involving the company.

The company is a defendant in an action filed on March 6, 2003 in state court in Salt Lake City, Utah by the SCO Group (SCO v. IBM). The company removed the case to Federal Court in Utah. Plaintiff is an alleged successor in interest to some of AT&T’s UNIX IP rights, and alleges copyright infringement, unfair competition, interference with contract and breach of contract with regard to the company’s distribution of AIX and Dynix and contribution of code to Linux. The company has asserted counterclaims, including breach of contract, violation of the Lanham Act, unfair competition, intentional torts, unfair and deceptive trade practices, breach of the General Public License that governs open source distributions, promissory estoppel and copyright infringement. Motions for summary judgment were heard in March 2007, and the court has not yet issued its decision. On September 14, 2007, plaintiff filed for bankruptcy protection, and all proceedings in this case were stayed. On August 25, 2009, the U.S. Bankruptcy Court for the District of Delaware approved the appointment of a Chapter 11 Trustee of SCO. The court in another suit, the SCO Group, Inc. v. Novell, Inc., held a trial in March 2010. The jury found that Novell is the owner of UNIX and UnixWare copyrights; the judge subsequently ruled that SCO is obligated to recognize Novell’s waiver of SCO’s claims against IBM and Sequent for breach of UNIX license agreements. On August 30, 2011, the Tenth Circuit Court of Appeals affirmed the district court’s ruling and denied SCO’s appeal of this matter. In November 2011, SCO filed a motion in Federal Court in Utah seeking to reopen the SCO v. IBM case.

Complaints against IBM were filed with the European Commission (EC) by Platform Solutions, Inc. in 2007, T3 Technologies, Inc. in 2009 and TurboHercules SAS in 2010. Each complaint alleged that IBM violated European Competition law, primarily by refusing to license its patents and trade secrets to the complainants and by refusing to license its software for use on computer systems made and/or sold by complainants. Each complaint has been withdrawn, and in September 2011, the EC closed these investigations. IBM had been notified that the U.S. Department of Justice (DOJ) was investigating possible antitrust violations by IBM based on the company’s refusal to license certain patents and trade secrets and its refusal to license its software for use on systems that IBM believes infringe its intellectual property rights. In October 2011, the DOJ notified IBM that this investigation has been closed.

The company was a defendant in an action filed on April 2, 2009 in the United States District Court for the Eastern District of Texas by ACQIS LLC (Acqis), which alleged that certain IBM products infringe certain patents relating generally to modular computing devices. Acqis sought damages and injunctive relief. The trial took place in February 2011, and in late February, the jury found in favor of Acqis and awarded damages in the amount of $9 million. Both parties submitted post-trial motions. In late December 2011, the parties entered into a settlement agreement resolving all claims between them.

The company was a defendant in an action filed on February 5, 2010 in the United States District Court for the Eastern District of Virginia by TecSec, Inc., which alleged that certain IBM products infringe certain patents relating generally to encryption. TecSec sought damages and injunctive relief. The case was set for trial in March 2011. In late February 2011, the court granted IBM’s motion for summary judgment of non-infringement, and final judgment has been entered in favor of IBM. TecSec filed an appeal, and in mid-January 2012, the Court of Appeals for the Federal Circuit affirmed judgment in favor of IBM.

On May 13, 2010, IBM and the State of Indiana (acting on behalf of the Indiana Family and Social Services Administration) sued one another in a dispute over a 2006 contract regarding the modernization of social service program processing in Indiana. The State terminated the contract, claiming that IBM was in breach, and the State is seeking damages. IBM believes the State’s claims against it are without merit and is seeking payment of termination amounts specified in the contract. Trial began in late February 2012 in Marion County, Indiana Superior Court.

The company was named as a co-defendant in numerous purported class actions filed on and after March 18, 2011 in federal and state courts in California in connection with an information technology outsourcing agreement between Health Net, Inc. and IBM. The matters were consolidated in the United States District Court for the Eastern District of California, and plaintiffs filed a consolidated complaint on July 15, 2011. The consolidated complaint alleges that the company violated the California Confidentiality of Medical Information Act in connection with hard drives that are unaccounted for at one of Health Net’s data centers in California; plaintiffs have been notified by Health Net that certain of their personal information is believed to be contained on those hard drives. Plaintiffs seek damages, as well as injunctive and declaratory relief. IBM has also received a request for information regarding this matter from the California Attorney General. On January 12, 2012, the court granted IBM’s motion to dismiss the complaint for lack of standing, and on February 22, the case against IBM was dismissed.

IBM United Kingdom Limited (IBM UK) initiated legal proceedings in May 2010 before the High Court in London against the IBM UK Pensions Trust (the UK Trust) and two representative beneficiaries of the UK Trust membership. IBM UK is seeking a declaration that it acted lawfully both in notifying the Trustee of the UK Trust that it was closing its UK defined benefit plans to future accruals for most participants and in implementing the company’s new retirement policy. The trial in the High Court is scheduled to begin in February 2013. In addition, IBM UK is a defendant in approximately 275 individual actions brought since early 2010 by participants of the defined benefits plans who left IBM UK. These actions, which allege constructive dismissal and age discrimination, are pending before the Employment Tribunal in Southampton UK and are currently stayed pending resolution of the above-referenced High Court proceedings. In a separate but related proceeding, in March 2011, the Trustee of the IBM UK Trust was granted leave to initiate a claim before the High Court in London against IBM UK and one member of the UK Trust membership, seeking an order modifying certain documents and terms relating to retirement provisions in IBM UK’s largest defined benefit plan dating back to 1983. The trial of these proceedings is scheduled to begin in May 2012.

In March 2011, the company announced that it has agreed to settle a civil enforcement action with the SEC relating to activities by employees of IBM Korea, LG IBM, IBM (China) Investment Company Limited and IBM Global Services (China) Co., Ltd., during the period from 1998 through 2009, allegedly in violation of the Foreign Corrupt Practices Act of 1977. As part of the settlement, IBM has consented to the entry of a judgment relating to the books and records and internal control provisions of the securities laws. IBM has also agreed to pay a total of $10 million, categorized by the SEC as follows: (i) $5.3 million, representing profits gained as a result of the conduct alleged in the SEC’s complaint, (ii) prejudgment interest on that amount of $2.7 million, and (iii) a civil penalty of $2 million. The settlement is subject to court approval.

The company is a defendant in numerous actions filed after January 1, 2008 in the Supreme Court for the State of New York, county of Broome, on behalf of hundreds of plaintiffs. The complaints allege numerous and different causes of action, including for negligence and recklessness, private nuisance and trespass. Plaintiffs in these cases seek medical monitoring and claim damages in unspecified amounts for a variety of personal injuries and property damages allegedly arising out of the presence of groundwater contamination and vapor intrusion of groundwater contaminants into certain structures in which plaintiffs reside or resided, or conducted business, allegedly resulting from the release of chemicals into the environment by the company at its former manufacturing and development facility in Endicott. These complaints also seek punitive damages in an unspecified amount. The first trial in these cases is scheduled to begin in October 2012.

The company is party to, or otherwise involved in, proceedings brought by U.S. federal or state environmental agencies under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), known as “Superfund,” or laws similar to CERCLA. Such statutes require potentially responsible parties to participate in remediation activities regardless of fault or ownership of sites. The company is also conducting environmental investigations, assessments or remediations at or in the vicinity of several current or former operating sites globally pursuant to permits, administrative orders or agreements with country, state or local environmental agencies, and is involved in lawsuits and claims concerning certain current or former operating sites.

The company is also subject to ongoing tax examinations and governmental assessments in various jurisdictions. Along with many other U.S. companies doing business in Brazil, the company is involved in various challenges with Brazilian authorities regarding non-income tax assessments and non-income tax litigation matters. These matters include claims for taxes on the importation of computer software. In November 2008, the company won a significant case in the Superior Chamber of the federal administrative tax court in Brazil, and in late July 2009, the company received written confirmation regarding this decision. The total potential amount related to the remaining matters for all applicable years is approximately $600 million. The company believes it will prevail on these matters and that this amount is not a meaningful indicator of liability.

Commitments

The company’s extended lines of credit to third-party entities include unused amounts of $4,040 million and $3,415 million at December 31, 2011 and 2010, respectively. A portion of these amounts was available to the company’s business partners to support their working capital needs. In addition, the company has committed to provide future financing to its clients in connection with client purchase agreements for approximately $2,567 million and $2,825 million at December 31, 2011 and 2010, respectively.

The company has applied the guidance requiring a guarantor to disclose certain types of guarantees, even if the likelihood of requiring the guarantor’s performance is remote. The following is a description of arrangements in which the company is the guarantor.

The company is a party to a variety of agreements pursuant to which it may be obligated to indemnify the other party with respect to certain matters. Typically, these obligations arise in the context of contracts entered into by the company, under which the company customarily agrees to hold the other party harmless against losses arising from a breach of representations and covenants related to such matters as title to assets sold, certain IP rights, specified environmental matters, third-party performance of nonfinancial contractual obligations and certain income taxes. In each of these circumstances, payment by the company is conditioned on the other party making a claim pursuant to the procedures specified in the particular contract, the procedures of which typically allow the company to challenge the other party’s claims. While typically indemnification provisions do not include a contractual maximum on the company’s payment, the company’s obligations under these agreements may be limited in terms of time and/or nature of claim, and in some instances, the company may have recourse against third parties for certain payments made by the company.

It is not possible to predict the maximum potential amount of future payments under these or similar agreements due to the conditional nature of the company’s obligations and the unique facts and circumstances involved in each particular agreement. Historically, payments made by the company under these agreements have not had a material effect on the company’s business, financial condition or results of operations.

In addition, the company guarantees certain loans and financial commitments. The maximum potential future payment under these financial guarantees was $42 million and $48 million at December 31, 2011 and 2010, respectively. The fair value of the guarantees recognized in the Consolidated Statement of Financial Position is not material.

Taxes	12 Months Ended
Dec. 31, 2011
Taxes
Taxes

Note N.

Taxes

($ in millions)

For the year ended December 31:	2011	2010	2009
Income before income taxes
U.S. operations	$9,716	$9,140	$9,524
Non-U.S. operations	11,287	10,583	8,614
Total income before income taxes	$21,003	$19,723	$18,138

The provision for income taxes by geographic operations is as follows:

($ in millions)

For the year ended December 31:	2011	2010	2009
U.S. operations	$2,141	$2,000	$2,427
Non-U.S. operations	3,007	2,890	2,286
Total provision for income taxes	$5,148	$4,890	$4,713

The components of the provision for income taxes by taxing jurisdiction are as follows:

($ in millions)

For the year ended December 31:	2011	2010	2009
U.S. federal
Current	$268	$190	$473
Deferred	909	1,015	1,341
	1,177	1,205	1,814
U.S. state and local
Current	429	279	120
Deferred	81	210	185
	510	489	305
Non-U.S.
Current	3,239	3,127	2,347
Deferred	222	69	247
	3,461	3,196	2,594
Total provision for income taxes	5,148	4,890	4,713
Provision for social security, real estate, personal property and other taxes	4,289	4,018	3,986
Total taxes included in net income	$9,437	$8,908	$8,699

A reconciliation of the statutory U.S. federal tax rate to the company’s effective tax rate is as follows:

($ in millions)

For the year ended December 31:	2011	2010	2009
Statutory rate	35%	35%	35%
Foreign tax differential	(10)	(10)	(9)
State and local	2	2	1
Other	(2)	(2)	(1)
Effective rate	25%	25%	26%

The significant components reflected within the tax rate reconciliation above labeled “Foreign tax differential” include the effects of foreign subsidiaries’ earnings taxed at rates other than the U.S. statutory rate, foreign export incentives, U.S. tax impacts of non-U.S. earnings repatriation and any net impacts of intercompany transactions. These items also reflect audit settlements or changes in the amount of unrecognized tax benefits associated with each of these items.

In the second quarter of 2011, the company reached agreement with the Internal Revenue Service (IRS) related to the valuation of certain intellectual property within the 2004-2005 and 2006-2007 audit periods. The agreement resolved all open matters for the period 2004 though 2007 with the IRS. As a result, the company recorded a benefit to the provision for income taxes of $173 million.

In the fourth quarter of 2011, the IRS commenced its audit of the company’s U.S. tax returns for the years 2008 through 2010.

The effect of tax law changes on deferred tax assets and liabilities did not have a material impact on the company’s effective tax rate.

The significant components of deferred tax assets and liabilities that are recorded in the Consolidated Statement of Financial Position were as follows:

Deferred Tax Assets

($ in millions)

At December 31:	2011	2010
Retirement benefits	$5,169	$4,131
Share-based and other compensation	1,598	1,570
Domestic tax loss/credit carryforwards	914	948
Deferred income	834	1,080
Foreign tax loss/credit carryforwards	752	758
Bad debt, inventory and warranty reserves	608	564
Depreciation	474	470
Capitalized research and development	70	291
Other	1,409	1,486
Gross deferred tax assets	11,828	11,298
Less: valuation allowance	912	795
Net deferred tax assets	$10,916	$10,503

Deferred Tax Liabilities

($ in millions)

At December 31:	2011	2010
Leases	$2,149	$1,950
Depreciation	1,421	1,223
Goodwill and intangible assets	796	909
Retirement benefits	551	338
Software development costs	466	638
Other	1,121	1,114
Gross deferred tax liabilities	$6,504	$6,172

For income tax return purposes, the company has foreign and domestic loss carryforwards, the tax effect of which is $791 million, as well as domestic and foreign credit carryforwards of $875 million. Substantially all of these carryforwards are available for at least two years or are available for 10 years or more.

The valuation allowance at December 31, 2011 principally applies to certain foreign, state and local loss carryforwards that, in the opinion of management, are more likely than not to expire unutilized. However, to the extent that tax benefits related to these carryforwards are realized in the future, the reduction in the valuation allowance will reduce income tax expense.

The amount of unrecognized tax benefits at December 31, 2011 increased by $282 million in 2011 to $5,575 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

($ in millions)

	2011	2010	2009
Balance at January 1	$5,293	$4,790	$3,898
Additions based on tax positions related to the current year	672	1,054	554
Additions for tax positions of prior years	379	1,768	634
Reductions for tax positions of prior years (including impacts due to a lapse in statute)	(538)	(1,659)	(277)
Settlements	(231)	(660)	(19)
Balance at December 31	$5,575	$5,293	$4,790

The additions to unrecognized tax benefits related to the current and prior years are primarily attributable to non-U.S. issues, certain tax incentives and credits, acquisition-related matters and state issues. The settlements and reductions to unrecognized tax benefits for tax positions of prior years are primarily related to non-U.S. audits and to the conclusion of the IRS examination of the company’s income tax returns for 2004 through 2007, related to the valuation of certain intellectual property, as well as impacts due to lapses in statutes of limitation.

In April 2010, the company appealed the determination of a non-U.S. taxing authority with respect to certain foreign tax losses. The tax benefit of these losses, approximately $1,475 million, had been included in unrecognized tax benefits within 2010 additions for tax positions of prior years. The tax benefit of these losses total $1,557 million as of December 31, 2011. The increase was driven by currency and has been included in the 2011 additions for tax positions of prior years. In April 2011, the company received notification that the appeal had been denied. In June 2011, the company filed a lawsuit challenging this decision. No final determination has been reached on this matter.

The liability at December 31, 2011 of $5,575 million can be reduced by $485 million of offsetting tax benefits associated with the correlative effects of potential transfer pricing adjustments, state income taxes and timing adjustments. The net amount of $5,090 million, if recognized, would favorably affect the company’s effective tax rate. The net amounts at December 31, 2010 and 2009 were $4,849 million and $4,213 million, respectively.

Interest and penalties related to income tax liabilities are included in income tax expense. During the year ended December 31, 2011, the company recognized $129 million in interest expense and penalties; in 2010, the company recognized a $15 million benefit in interest expense and penalties, and in 2009, the company recognized $193 million in interest expense and penalties. The company has $461 million for the payment of interest and penalties accrued at December 31, 2011 and had $374 million accrued at December 31, 2010.

Within the next 12 months, the company believes it is reasonably possible that the total amount of unrecognized tax benefits associated with certain positions may be reduced. The company expects that certain foreign and state issues may be concluded in the next 12 months. The company estimates that the unrecognized tax benefits at December 31, 2011 could be reduced by $138 million.

With limited exception, the company is no longer subject to U.S. federal, state and local or non-U.S. income tax audits by taxing authorities for years through 2007. The years subsequent to 2007 contain matters that could be subject to differing interpretations of applicable tax laws and regulations as it relates to the amount and/ or timing of income, deductions and tax credits. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax and interest have been provided for any adjustments that are expected to result for these years.

The company has not provided deferred taxes on $37.9 billion of undistributed earnings of non-U.S. subsidiaries at December 31, 2011, as it is the company’s policy to indefinitely reinvest these earnings in non-U.S. operations. However, the company periodically repatriates a portion of these earnings to the extent that it does not incur an additional U.S. tax liability. Quantification of the deferred tax liability, if any, associated with indefinitely reinvested earnings is not practicable.

Research, Development and Engineering	12 Months Ended
Dec. 31, 2011
Research, Development and Engineering
Research, Development and Engineering

Note O.

Research, Development and Engineering

RD&E expense was $6,258 million in 2011, $6,026 million in 2010 and $5,820 million in 2009.

The company incurred expense of $5,990 million, $5,720 million and $5,523 million in 2011, 2010 and 2009, respectively, for scientific research and the application of scientific advances to the development of new and improved products and their uses, as well as services and their application. Within these amounts, software-related expense was $3,097 million, $3,028 million and $2,991 million in 2011, 2010 and 2009, respectively.

Expense for product-related engineering was $267 million, $306 million and $297 million in 2011, 2010 and 2009, respectively.

Earnings Per Share of Common Stock	12 Months Ended
Dec. 31, 2011
Earnings Per Share of Common Stock
Earnings Per Share of Common Stock

Note P.

Earnings Per Share of Common Stock

The following table presents the computation of basic and diluted earnings per share of common stock.

($ in millions except per share amounts)

For the year ended December 31:	2011	2010	2009
Weighted-average number of shares on which earnings per share calculations are based:
Basic	1,196,951,006	1,268,789,202	1,327,157,410
Add—incremental shares under stock-based compensation plans	14,241,131	16,189,053	12,258,864
Add—incremental shares associated with contingently issuable shares	2,575,848	2,377,133	1,936,480
Assuming dilution	1,213,767,985	1,287,355,388	1,341,352,754
Net income on which basic earnings per share is calculated	$15,855	$14,833	$13,425
Less—net income applicable to contingently issuable shares	0	0	—
Net income on which diluted earnings per share is calculated	$15,855	$14,833	$13,425
Earnings/(loss) per share of common stock
Assuming dilution	$13.06	$11.52	$10.01
Basic	$13.25	$11.69	$10.12

Stock options to purchase 612,272 common shares in 2009 were outstanding, but were not included in the computation of diluted earnings per share because the exercise price of the options was greater than the average market price of the common shares for the applicable full year, and therefore, the effect would have been antidilutive.

Rental Expense and Lease Commitments	12 Months Ended
Dec. 31, 2011
Rental Expense and Lease Commitments
Rental Expense and Lease Commitments

Note Q.

Rental Expense and Lease Commitments

Rental expense, including amounts charged to inventories and fixed assets, and excluding amounts previously reserved, was $1,836 million in 2011, $1,727 million in 2010 and $1,677 million in 2009. Rental expense in agreements with rent holidays and scheduled rent increases is recorded on a straight-line basis over the lease term.

Contingent rentals are included in the determination of rental expense as accruable. The table below depicts gross minimum rental commitments under noncancelable leases, amounts related to vacant space associated with infrastructure reductions and special actions taken through 1994, and in 1999, 2002 and 2005 (previously reserved), sublease income commitments and capital lease commitments. These amounts reflect activities primarily related to office space, as well as manufacturing facilities.

($ in millions)

	2012	2013	2014	2015	2016	Beyond 2016
Operating lease commitments
Gross minimum rental commitments (including vacant space below)	$1,562	$1,324	$1,000	$689	$443	$613
Vacant space	$29	$10	$9	$7	$3	$1
Sublease income commitments	$29	$14	$9	$5	$4	$8
Capital lease commitments	$19	$28	$13	$14	$7	$5

Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation
Stock-Based Compensation

Note R.

Stock-Based Compensation

Stock-based compensation cost is measured at grant date, based on the fair value of the award, and is recognized over the employee requisite service period. See note A, “Significant Accounting Policies,” on page 82 for additional information.

The following table presents total stock-based compensation cost included in the Consolidated Statement of Earnings.

($ in millions)

For the year ended December 31:	2011	2010	2009
Cost	$120	$94	$94
Selling, general and administrative	514	488	417
Research, development and engineering	62	48	47
Other (income) and expense*	—	(1)	—
Pre-tax stock-based compensation cost	697	629	558
Income tax benefits	(246)	(240)	(221)
Total stock-based compensation cost	$450	$389	$337

* Reflects the one-time effects of the sale of the Product Lifecycle Management activities.

Total unrecognized compensation cost related to non-vested awards at December 31, 2011 and 2010 was $1,169 million and $1,044 million, respectively, and is expected to be recognized over a weighted-average period of approximately three years.

There was no significant capitalized stock-based compensation cost at December 31, 2011, 2010 and 2009.

Incentive Awards

Stock-based incentive awards are provided to employees under the terms of the company’s long-term performance plans (the “Plans”). The Plans are administered by the Executive Compensation and Management Resources Committee of the Board of Directors (the “Committee”). Awards available under the Plans principally include stock options, restricted stock units, performance share units or any combination thereof.

The amount of shares originally authorized to be issued under the company’s existing Plans was 274.1 million at December 31, 2011. In addition, certain incentive awards granted under previous plans, if and when those awards were canceled, could be reissued under the company’s existing Plans. As such, 66.2 million additional awards were considered authorized to be issued under the company’s existing Plans as of December 31, 2011. There were 124.8 million unused shares available to be granted under the Plans as of December 31, 2011.

Under the company’s long-standing practices and policies, all awards are approved prior to or on the date of grant. The exercise price of at-the-money stock options is the average of the high and low market price on the date of grant. The options approval process specifies the individual receiving the grant, the number of options or the value of the award, the exercise price or formula for determining the exercise price and the date of grant. All awards for senior management are approved by the Committee. All awards for employees other than senior management are approved by senior management pursuant to a series of delegations that were approved by the Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee. Awards that are given as part of annual total compensation for senior management and other employees are made on specific cycle dates scheduled in advance. With respect to awards given in connection with promotions or new hires, the company’s policy requires approval of such awards prior to the grant date, which is typically the date of the promotion or the date of hire.

Stock Options

Stock options are awards which allow the employee to purchase shares of the company’s stock at a fixed price. Stock options are granted at an exercise price equal to the company stock price on the date of grant. These awards, which generally vest 25 percent per year, are fully vested four years from the date of grant and have a contractual term of 10 years.

The company estimates the fair value of stock options at the date of grant using the Black-Scholes valuation model. Key inputs and assumptions used to estimate the fair value of stock options include the grant price of the award, the expected option term, volatility of the company’s stock, the risk-free rate and the company’s dividend yield. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by employees who receive equity awards, and subsequent events are not indicative of the reasonableness of the original estimates of fair value made by the company.

During the years ended December 31, 2011, 2010 and 2009, the company did not grant stock options.

The following table summarizes option activity under the Plans during the years ended December 31, 2011, 2010 and 2009.

	2011		2010		2009
	Weighted Average Exercise Price	Number of Shares Under Option	Weighted Average Exercise Price	Number of Shares Under Option	Weighted Average Exercise Price	Number of Shares Under Option

Balance at January 1	$94	39,197,728	$98	73,210,457	$102	119,307,170
Options exercised	98	(18,144,309)	101	(33,078,316)	98	(28,100,192)
Options canceled/expired	107	(391,097)	108	(934,413)	127	(17,996,521)
Balance at December 31	$90	20,662,322	$94	39,197,728	$98	73,210,457
Exercisable at December 31	$90	20,662,322	$94	39,197,728	$98	72,217,126

The shares under option at December 31, 2011 were in the following exercise price ranges:

	Options Outstanding and Exercisable
				Weighted Average
	Weighted	Number of	Aggregate	Remaining
	Average	Shares	Intrinsic	Contractual Life
Exercise Price Range	Exercise Price	Under Option	Value	(in Years)
$61–$85	$78	8,079,175	$857,827,574	1.3
$86–$105	97	11,061,890	957,308,722	2.6
$106 and over	106	1,521,257	118,474,466	2.0
	$90	20,662,322	$1,933,610,763	2.1

In connection with various acquisition transactions, there was an additional 1.0 million stock-based awards, consisting of stock options and restricted stock units, outstanding at December 31, 2011, as a result of the company’s assumption of stock-based awards previously granted by the acquired entities. The weighted-average exercise price of these awards was $59 per share.

Exercises of Employee Stock Options

The total intrinsic value of options exercised during the years ended December 31, 2011, 2010 and 2009 was $1,269 million, $1,072 million and $639 million, respectively. The total cash received from employees as a result of employee stock option exercises for the years ended December 31, 2011, 2010 and 2009 was approximately $1,786 million, $3,347 million and $2,744 million, respectively. In connection with these exercises, the tax benefits realized by the company for the years ended December 31, 2011, 2010 and 2009 were $412 million, $351 million and $243 million, respectively.

The company settles employee stock option exercises primarily with newly issued common shares and, occasionally, with treasury shares. Total treasury shares held at December 31, 2011 and 2010 were approximately 1,019 million and 934 million shares, respectively.

Stock Awards

In lieu of stock options, the company currently grants its employees stock awards. These awards are made in the form of Restricted Stock Units (RSUs), including Retention Restricted Stock Units (RRSUs) or Performance Share Units (PSUs).

The tables below summarize RSU and PSU activity under the Plans during the years ended December 31, 2011, 2010 and 2009.

RSUs

	2011		2010		2009
	Weighted		Weighted		Weighted
	Average	Number	Average	Number	Average	Number
	Grant Price	of Units	Grant Price	of Units	Grant Price	of Units
Balance at January 1	$110	11,196,446	$102	13,405,654	$100	12,397,515
RSUs granted	154	5,196,802	122	3,459,303	105	4,432,449
RSUs released	106	(3,508,700)	98	(5,102,951)	99	(2,748,613)
RSUs canceled/forfeited	122	(665,947)	105	(565,560)	101	(675,697)
Balance at December 31	$129	12,218,601	$110	11,196,446	$102	13,405,654

PSUs

	2011		2010		2009
	Weighted		Weighted		Weighted
	Average	Number	Average	Number	Average	Number
	Grant Price	of Units	Grant Price	of Units	Grant Price	of Units
Balance at January 1	$111	3,649,288	$107	3,476,737	$102	3,078,694
PSUs granted at target	154	1,055,687	117	1,239,468	101	1,568,129
Additional shares earned above target*	118	230,524	103	463,913	83	396,794
PSUs released	118	(1,189,765)	103	(1,486,484)	83	(1,440,099)
PSUs canceled/forfeited	118	(58,743)	108	(44,346)	111	(126,781)
Balance at December 31**	$122	3,686,991	$111	3,649,288	$107	3,476,737

*                 Represents additional shares issued to employees after vesting of PSUs because final performance metrics exceeded specified targets.

**          Represents the number of shares expected to be issued based on achievement of grant date performance targets. The actual number of shares issued depends on the company’s performance against specified targets over the vesting period.

RSUs are stock awards granted to employees that entitle the holder to shares of common stock as the award vests, typically over a one- to five-year period. The fair value of the awards is determined and fixed on the grant date based on the company’s stock price. RSUs granted to employees prior to January 1, 2008 are considered participating securities as they receive non-forfeitable dividend equivalents at the same rate as common stock. Any unvested awards that contain these rights are included in computing earnings per share pursuant to the two-class method. For RSUs awarded on or after January 1, 2008, dividend equivalents are not paid. The fair value of such RSUs is determined and fixed on the grant date based on the company’s stock price adjusted for the exclusion of dividend equivalents.

The remaining weighted-average contractual term of RSUs at December 31, 2011, 2010 and 2009 is the same as the period over which the remaining cost of the awards will be recognized, which is approximately three years. The fair value of RSUs granted during the years ended December 31, 2011, 2010 and 2009 was $803 million, $421 million and $467 million, respectively. The total fair value of RSUs vested and released during the years ended December 31, 2011, 2010 and 2009 was $373 million, $503 million and $272 million, respectively. As of December 31, 2011, 2010 and 2009, there was $1,021 million, $865 million and $892 million, respectively, of unrecognized compensation cost related to non-vested RSUs. The company received no cash from employees as a result of employee vesting and release of RSUs for the years ended December 31, 2011, 2010 and 2009. In the second quarter of 2011, the company granted equity awards valued at approximately $1 thousand each to about 400,000 non-executive employees. These awards were made under the Plans and vest in December 2015.

PSUs are stock awards where the number of shares ultimately received by the employee depends on the company’s performance against specified targets and typically vest over a three-year period. The fair value of each PSU is determined on the grant date, based on the company’s stock price, and assumes that performance targets will be achieved. Over the performance period, the number of shares of stock that will be issued is adjusted upward or downward based upon the probability of achievement of performance targets. The ultimate number of shares issued and the related compensation cost recognized as expense will be based on a comparison of the final performance metrics to the specified targets. The fair value of PSUs granted at target during the years ended December 31, 2011, 2010 and 2009 was $165 million, $145 million and $159 million, respectively. Total fair value of PSUs vested and released during the years ended December 31, 2011, 2010 and 2009 was $141 million, $153 million and $120 million, respectively.

In connection with vesting and release of RSUs and PSUs, the tax benefits realized by the company for the years ended December 31, 2011, 2010 and 2009 were $283 million, $293 million and $156 million, respectively.

IBM Employees Stock Purchase Plan

The company maintains a non-compensatory Employees Stock Purchase Plan (ESPP). The ESPP enables eligible participants to purchase full or fractional shares of IBM common stock at a 5 percent discount off the average market price on the day of purchase through payroll deductions of up to 10 percent of eligible compensation. Eligible compensation includes any compensation received by the employee during the year. The ESPP provides for offering periods during which shares may be purchased and continues as long as shares remain available under the ESPP, unless terminated earlier at the discretion of the Board of Directors. Individual ESPP participants are restricted from purchasing more than $25,000 of common stock in one calendar year or 1,000 shares in an offering period.

Employees purchased 1.9 million, 2.4 million and 3.2 million shares under the ESPP during the years ended December 31, 2011, 2010 and 2009, respectively. Cash dividends declared and paid by the company on its common stock also include cash dividends on the company stock purchased through the ESPP. Dividends are paid on full and fractional shares and can be reinvested in the ESPP. The company stock purchased through the ESPP is considered outstanding and is included in the weighted-average outstanding shares for purposes of computing basic and diluted earnings per share.

Approximately 5.4 million, 7.2 million and 9.6 million shares were available for purchase under the ESPP at December 31, 2011, 2010 and 2009, respectively.

Retirement-Related Benefits	12 Months Ended
Dec. 31, 2011
Retirement-Related Benefits
Retirement-Related Benefits

Note S.

Retirement-Related Benefits

Description of Plans

IBM sponsors defined benefit pension plans and defined contribution plans that cover substantially all regular employees, a supplemental retention plan that covers certain U.S. executives and nonpension postretirement benefit plans primarily consisting of retiree medical and dental benefits for eligible retirees and dependents.

U.S. Plans

Defined Benefit Pension Plans

IBM Personal Pension Plan

IBM provides U.S. regular, full-time and part-time employees hired prior to January 1, 2005 with noncontributory defined benefit pension benefits via the IBM Personal Pension Plan. Prior to 2008, the IBM Personal Pension Plan consisted of a tax qualified (qualified) plan and a non-tax qualified (nonqualified) plan. Effective January 1, 2008, the nonqualified plan was renamed the Excess Personal Pension Plan (Excess PPP) and the qualified plan is now referred to as the  Qualified PPP. The combined plan is now referred to as the PPP.  The Qualified PPP is funded by company contributions to an  irrevocable trust fund, which is held for the sole benefit of participants  and beneficiaries. The Excess PPP, which is unfunded, provides  benefits in excess of IRS limitations for qualified plans.

Benefits provided to the PPP participants are calculated using  benefit formulas that vary based on the participant. The first method  uses a five-year, final pay formula that determines benefits based  on salary, years of service, mortality and other participant-specific  factors. The second method is a cash balance formula that calculates  benefits using a percentage of employees’ annual salary, as well as  an interest crediting rate.

Benefit accruals under the IBM Personal Pension Plan ceased December 31, 2007 for all participants.

U.S. Supplemental Executive Retention Plan

The company also sponsors a nonqualified U.S. Supplemental  Executive Retention Plan (Retention Plan). The Retention Plan, which  is unfunded, provides benefits to eligible U.S. executives based on  average earnings, years of service and age at termination of employment.

Benefit accruals under the Retention Plan ceased December 31, 2007 for all participants.

Defined Contribution Plans

IBM 401(k) Plus Plan

U.S. regular, full-time and part-time employees are eligible to  participate in the IBM 401(k) Plus Plan, which is a qualified defined  contribution plan under section 401(k) of the Internal Revenue Code.  Effective January 1, 2008, under the IBM 401(k) Plus Plan, eligible  employees receive a dollar-for-dollar match of their contributions  up to 6 percent of eligible compensation for those hired prior to  January 1, 2005, and up to 5 percent of eligible compensation for  those hired on or after January 1, 2005. In addition, eligible employees  receive automatic contributions from the company equal to 1, 2 or  4 percent of eligible compensation based on their eligibility to  participate in the PPP as of December 31, 2007. Employees receive  automatic contributions and matching contributions after the  completion of one year of service. Further, through June 30, 2009,  IBM contributed transition credits to eligible participants’ 401(k) Plus  Plan accounts. The amount of the transition credits was based on a  participant’s age and service as of June 30, 1999.

The company’s matching contributions vest immediately and  participants are always fully vested in their own contributions. All contributions, including the company match, are made in cash and  invested in accordance with participants’ investment elections. There are no minimum amounts that must be invested in company stock, and there are no restrictions on transferring amounts out of company stock to another investment choice, other than excessive trading rules applicable to such investments.

IBM Excess 401(k) Plus Plan

Effective January 1, 2008, the company replaced the IBM Executive  Deferred Compensation Plan, an unfunded, nonqualified, defined  contribution plan, with the IBM Excess 401(k) Plus Plan (Excess  401(k)), an unfunded, nonqualified defined contribution plan. Employees  who are eligible to participate in the 401(k) Plus Plan and whose  eligible compensation is expected to exceed the IRS compensation  limit for qualified plans are eligible to participate in the Excess 401(k).  The purpose of the Excess 401(k) is to provide benefits that would be  provided under the qualified IBM 401(k) Plus Plan if the compensation  limits did not apply.

Amounts deferred into the Excess 401(k) are record-keeping (notional) accounts and are not held in trust for the participants.  Participants in the Excess 401(k) may invest their notional accounts  in investments which mirror the primary investment options available  under the 401(k) Plus Plan. Participants in the Excess 401(k) are  also eligible to receive company match and automatic contributions  on eligible compensation deferred into the Excess 401(k) and on  compensation earned in excess of the Internal Revenue Code  pay limit once they have completed one year of service. Through  June 30, 2009, eligible participants also received transition credits.  Amounts deferred into the Excess 401(k), including company  contributions are recorded as liabilities in the Consolidated Statement  of Financial Position.

Nonpension Postretirement Benefit Plan

U.S. Nonpension Postretirement Plan

The company sponsors a defined benefit nonpension postretirement  benefit plan that provides medical and dental benefits to eligible U.S.  retirees and eligible dependents, as well as life insurance for eligible  U.S. retirees. Effective July 1, 1999, the company established a Future  Health Account (FHA) for employees who were more than five years  from retirement eligibility. Employees who were within five years of  retirement eligibility are covered under the company’s prior retiree  health benefits arrangements. Under either the FHA or the prior  retiree health benefit arrangements, there is a maximum cost to the  company for retiree health benefits.

Since January 1, 2004, new hires, as of that date or later, are not  eligible for company subsidized nonpension postretirement benefits.

Non-U.S. Plans

Most subsidiaries and branches outside the United States sponsor  defined benefit and/or defined contribution plans that cover  substantially all regular employees. The company deposits funds  under various fiduciary-type arrangements, purchases annuities  under group contracts or provides reserves for these plans. Benefits  under the defined benefit plans are typically based either on years  of service and the employee’s compensation (generally during a  fixed number of years immediately before retirement) or on annual  credits. The range of assumptions that are used for the non-U.S.  defined benefit plans reflect the different economic environments  within the various countries.

In addition, certain of the company’s non-U.S. subsidiaries sponsor  nonpension postretirement benefit plans that provide medical and  dental benefits to eligible non-U.S. retirees and eligible dependents,  as well as life insurance for certain eligible non-U.S. retirees. However,  most non-U.S. retirees are covered by local government-sponsored  and -administered programs.

Plan Financial Information

Summary of Financial Information

The following table presents a summary of the total retirement-related benefits net periodic (income)/cost recorded in the Consolidated Statement of Earnings.

($ in millions)

	U.S. Plans			Non-U.S. Plans			Total
For the year ended December 31:	2011	2010	2009	2011	2010	2009	2011	2010	2009
Defined benefit pension plans	$(774)	$(949)	$(919)	$734	$541	$521	$(40)	$(408)	$(398)
Retention Plan	15	14	13	—	—	—	15	14	13
Total defined benefit pension plans (income)/cost	$(759)	$(935)	$(906)	$734	$541	$521	$(25)	$(394)	$(384)
IBM 401(k) Plus Plan and Non-U.S. plans	$875	$882	$946	$608	$527	$478	$1,483	$1,409	$1,424
Excess 401(k)	30	20	26	—	—	—	30	20	26
Total defined contribution plans cost	$905	$902	$972	$608	$527	$478	$1,513	$1,430	$1,450
Nonpension postretirement benefit plans cost	$269	$281	$292	$76	$66	$58	$345	$347	$350
Total retirement-related benefits net periodic cost	$415	$248	$358	$1,418	$1,134	$1,057	$1,832	$1,382	$1,415

The following table presents a summary of the total projected benefit obligation (PBO) for defined benefit pension plans, accumulated postretirement benefit obligation (APBO) for nonpension postretirement benefit plans (benefit obligations), fair value of plan assets and the associated funded status recorded in the Consolidated Statement of Financial Position.

($ in millions)

	Benefit Obligations		Fair Value of Plan Assets		Funded Status*
At December 31:	2011	2010	2011	2010	2011	2010
U.S. Plans
Overfunded plans
Qualified PPP	$—	$49,663	$—	$50,259	$—	$596
Underfunded plans
Qualified PPP	52,318	—	51,218	—	(1,100)	—
Excess PPP	1,462	1,360	—	—	(1,462)	(1,360)
Retention Plan	305	271	—	—	(305)	(271)
Nonpension postretirement benefit plan	5,273	5,123	38	35	(5,235)	(5,088)
Total underfunded U.S. plans	$59,358	$6,753	$51,256	$35	$(8,102)	$(6,718)
Non-U.S. Plans
Overfunded plans
Qualified defined benefit pension plans	$13,169	$22,625	$16,011	$25,096	$2,843	$2,471
Nonpension postretirement benefit plans	7	8	7	9	0	1
Total overfunded non-U.S. plans	$13,175	$22,633	$16,018	$25,105	$2,843	$2,472
Underfunded plans
Qualified defined benefit pension plans	$24,659	$14,507	$19,351	$10,626	$(5,308)	$(3,881)
Nonqualified defined benefit pension plans	5,033	5,452	—	—	(5,033)	(5,452)
Nonpension postretirement benefit plans	894	864	105	111	(789)	(753)
Total underfunded non-U.S. plans	$30,587	$20,823	$19,456	$10,737	$(11,131)	$(10,086)
Total overfunded plans	$13,175	$72,296	$16,018	$75,364	$2,843	$3,068
Total underfunded plans	$89,944	$27,576	$70,712	$10,772	$(19,232)	$(16,804)

*          Funded status is recognized in the Consolidated Statement of Financial Position as follows: Asset amounts as prepaid pension assets; (Liability) amounts as compensation and benefits (current liability) and retirement and nonpension postretirement benefit obligations (noncurrent liability).

At December 31, 2011, the company’s qualified defined benefit pension plans worldwide were 96 percent funded compared to the benefit obligations, with the U.S. qualified PPP 98 percent funded. Overall, including nonqualifed plans, the company’s defined benefit pension plans were 89 percent funded.

Defined Benefit Pension and Nonpension Postretirement Benefit Plan Financial Information

The following tables through page 126 represent financial information  for the company’s retirement-related benefit plans, excluding defined  contribution plans. The defined benefit pension plans under U.S.  Plans consists of the Qualified PPP, the Excess PPP and the Retention  Plan. The defined benefit pension plans and the nonpension  postretirement benefit plans under Non-U.S. Plans consists of all  plans sponsored by the company’s subsidiaries. The nonpension  postretirement benefit plan under U.S. Plan consists of only the U.S.  Nonpension Postretirement Benefit Plan.

The tables below present the components of net periodic (income)/cost of the company’s retirement-related benefit plans recognized in Consolidated Statement of Earnings, excluding defined contribution plans.

($ in millions)

	Defined Benefit Pension Plans
	U.S. Plans			Non-U.S. Plans
For the year ended December 31:	2011	2010	2009	2011	2010	2009
Service cost	$—	$—	$—	$505	$508	$585
Interest cost	2,456	2,601	2,682	1,843	1,841	1,898
Expected return on plan assets	(4,043)	(4,017)	(4,009)	(2,521)	(2,461)	(2,534)
Amortization of transition assets	—	—	—	(0)	(0)	(0)
Amortization of prior service costs/(credits)	10	10	10	(162)	(174)	(126)
Recognized actuarial losses	818	471	411	957	712	624
Curtailments and settlements	—	1	—	1	27	(126)
Multi-employer plans/other costs	—	—	—	111	89	200
Total net periodic (income)/cost	$(759)	$(935)	$(906)	$734	$541	$521

($ in millions)

	Nonpension Postretirement Benefit Plans
	U.S. Plan			Non-U.S. Plans
For the year ended December 31:	2011	2010	2009	2011	2010	2009
Service cost	$33	$33	$41	$11	$9	$10
Interest cost	236	262	289	67	59	51
Expected return on plan assets	—	—	—	(10)	(9)	(8)
Amortization of transition assets	—	—	—	0	0	0
Amortization of prior service costs/(credits)	—	(14)	(39)	(4)	(5)	(6)
Recognized actuarial losses	—	—	—	13	12	11
Total net periodic cost	$269	$281	$292	$76	$66	$58

The following table presents the changes in benefit obligations and plan assets of the company’s retirement-related benefit plans, excluding defined contribution plans.

($ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
	2011	2010	2011	2010 *	2011	2010	2011	2010
Change in benefit obligation
Benefit obligation at January 1	$51,293	$48,354	$42,584	$41,308	$5,123	$5,100	$872	$767
Service cost	—	—	505	508	33	33	11	9
Interest cost	2,456	2,601	1,843	1,841	236	262	67	59
Plan participants’ contributions	—	—	53	57	228	235	—	—
Acquisitions/divestitures, net	(0)	—	(48)	(75)	(0)	—	(1)	1
Actuarial losses/(gains)	3,551	3,573	812	1,656	244	123	47	32
Benefits paid from trust	(3,121)	(3,145)	(1,995)	(1,957)	(623)	(641)	(7)	(7)
Direct benefit payments	(95)	(92)	(462)	(457)	(32)	(5)	(27)	(25)
Foreign exchange impact	—	—	(423)	(225)	—	—	(60)	37
Medicare/Government subsidies	—	—	—	—	65	16	—	—
Amendments/curtailments/settlements/other	—	1	(8)	(73)	—	—	—	0
Benefit obligation at December 31	$54,085	$51,293	$42,861	$42,584	$5,273	$5,123	$901	$872
Change in plan assets
Fair value of plan assets at January 1	$50,259	$47,269	$35,722	$34,305	$35	$33	$120	$104
Actual return on plan assets	4,080	6,135	1,052	2,983	0	0	13	17
Employer contributions	—	—	728	801	397	408	0	0
Acquisitions/divestitures, net	—	—	(27)	(10)	—	(0)	(0)	(0)
Plan participants’ contributions	—	—	53	57	228	235	—	—
Benefits paid from trust	(3,121)	(3,145)	(1,995)	(1,957)	(623)	(641)	(7)	(7)
Foreign exchange impact	—	—	(537)	(396)	—	—	(15)	6
Amendments/curtailments/settlements/other	—	—	367 **	(61)	—	—	—	—
Fair value of plan assets at December 31	$51,218	$50,259	$35,362	$35,722	$38	$35	$112	$120
Funded status at December 31	$(2,866)	$(1,034)	$(7,499)	$(6,861)	$(5,235)	$(5,088)	$(789)	$(752)
Accumulated benefit obligation+	$54,085	$51,293	$42,063	$41,630	N/A	N/A	N/A	N/A

*                 Excludes a defined benefit pension plan in Brazil due to restrictions on the use of plan assets imposed by governmental regulations.

**          Includes the reinstatement of certain plan assets in Brazil due to a 2011 government ruling allowing certain previously restricted plan assets to be returned to IBM. Beginning June 2011, the assets will be returned to IBM monthly over a three year period, with approximately $200 million expected to be returned during 2012. The remaining surplus in Brazil at December 31, 2011 remains excluded from total plan assets due to continued restrictions imposed by the government on the use of those plan assets.

+ Represents the benefit obligation assuming no future participant compensation increases.

N/A—Not applicable

The following table presents the net funded status recognized in the Consolidated Statement of Financial Position.

($ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
	2011	2010	2011	2010	2011	2010	2011	2010
Prepaid pension assets	$0	$596	$2,843	$2,471	$0	$0	$0	$1
Current liabilities—compensation and benefits	(96)	(94)	(304)	(289)	(437)	(421)	(22)	(22)
Noncurrent liabilities—retirement and nonpension postretirement benefit obligations	(2,770)	(1,536)	(10,038)	(9,044)	(4,798)	(4,667)	(768)	(731)
Funded status—net	$(2,866)	$(1,034)	$(7,499)	$(6,861)	$(5,235)	$(5,088)	$(789)	$(752)

The table on page 126 presents the pre-tax net loss and prior service costs/(credits) and transition (assets)/liabilities recognized in other comprehensive income/(loss) and the changes in the pre-tax net loss, prior service costs/(credits) and transition (assets)/liabilities recognized in accumulated other comprehensive income/(loss) for the retirement-related benefit plans.

($ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
	2011	2010	2011	2010	2011	2010	2011	2010
Net loss at January 1	$15,865	$14,880	$17,580	$17,172	$492	$397	$180	$167
Current period loss/(gain)	3,514	1,456	1,696	1,130	241	96	45	24
Curtailments and settlements	—	—	(11)	(10)	—	—	—	—
Amortization of net loss included in net periodic (income)/cost	(818)	(471)	(957)	(712)	—	—	(13)	(12)
Net loss at December 31	$18,561	$15,865	$18,309	$17,580	$734	$492	$211	$180
Prior service costs/(credits) at January 1	$149	$159	$(958)	$(1,104)	$—	$(14)	$(14)	$(19)
Current period prior service costs/(credits)	—	—	28	(28)	—	—	(0)	(0)
Curtailments and settlements	—	—	—	—	—	—	—	—
Amortization of prior service (costs)/credits included in net periodic (income)/cost	(10)	(10)	162	174	—	14	4	5
Prior service costs/(credits) at December 31	$139	$149	$(768)	$(958)	$—	$—	$(10)	$(14)
Transition (assets)/liabilities at January 1	$—	$—	$(0)	$(1)	$—	$—	$1	$1
Amortization of transition assets/(liabilities) included in net periodic (income)/cost	—	—	0	0	—	—	(0)	(0)
Transition (assets)/liabilities at December 31	$—	$—	$(0)	$(0)	$—	$—	$0	$1
Total loss recognized in accumulated other comprehensive income/(loss)*	$18,701	$16,014	$17,541	$16,621	$734	$492	$202	$167

*                 See note L, “Equity Activity,” on pages 110 to 112 for the total change in the accumulated other comprehensive income/(loss) and the Consolidated Statement of Comprehensive Income for the components of net periodic (income)/cost, including the related tax effects, recognized in other comprehensive income/(loss) for the retirement-related benefit plans.

The following table presents the pre-tax estimated net loss, estimated prior service costs/(credits) and estimated transition (assets)/ liabilities of the retirement-related benefit plans that will be amortized from accumulated other comprehensive income/(loss) into net periodic (income)/cost in 2012.

($ in millions)

	Defined Benefit		Nonpension Postretirement
	Pension Plans		Benefit Plans
	U.S. Plans	Non-U.S. Plans	U.S. Plan	Non-U.S. Plans
Net loss	$1,343	$1,047	$24	$16
Prior service costs/(credits)	9	(157)	—	(4)
Transition (assets)/liabilities	—	(0)	—	0

During the years ended December 31, 2011, 2010 and 2009, the company paid $16 million, $22 million and $140 million, respectively, for mandatory pension insolvency insurance coverage premiums in certain non-U.S. countries (Germany, Canada, Luxembourg and the U.K.). Premiums were significantly higher in 2009 due to the increased level of insolvencies experienced by other companies as a result of the economic crisis in that period.

No significant amendments of retirement-related benefit plans occurred during the years ended December 31, 2011 and 2010 that had a material effect in the Consolidated Statement of Earnings.

In 2009, the company approved changes to the United Kingdom Pension Plan which included ending benefit accruals under this plan effective April 2011. As a result of this action, the company recorded a curtailment gain of $124 million which was included in 2009 net periodic (income)/cost and reduced the PBO by $85 million.

Assumptions Used to Determine Plan Financial Information

Underlying both the measurement of benefit obligations and net periodic (income)/cost are actuarial valuations. These valuations use participant-specific information such as salary, age and years of service, as well as certain assumptions, the most significant of which include estimates of discount rates, expected return on plan assets, rate of compensation increases, interest crediting rates and mortality rates. The company evaluates these assumptions, at a minimum, annually, and makes changes as necessary.

The table below presents the assumptions used to measure the net periodic (income)/cost and the year-end benefit obligations for retirement-related benefit plans.

	Defined Benefit Pension Plans
	U.S. Plans			Non-U.S. Plans
	2011	2010	2009	2011	2010	2009
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Discount rate	5.00%	5.60%	5.75%	4.33%	4.84%	4.89%
Expected long-term returns on plan assets	8.00%	8.00%	8.00%	6.41%	6.56%	6.73%
Rate of compensation increase*	N/A	N/A	N/A	2.37%	2.92%	3.09%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate	4.20%	5.00%	5.60%	4.28%	4.33%	4.84%
Rate of compensation increase*	N/A	N/A	N/A	2.43%	2.37%	2.92%

* Rate of compensation increase is not applicable to the U.S. defined benefit pension plans as benefit accruals ceased December 31, 2007 for all participants.

N/A—Not applicable

	Nonpension Postretirement Benefit Plans
	U.S. Plan			Non-U.S. Plans
	2011	2010	2009	2011	2010	2009
Weighted-average assumptions used to measure net periodic cost for the year ended December 31:
Discount rate	4.80%	5.40%	5.75%	7.75%	7.92%	7.36%
Expected long-term returns
on plan assets	N/A	N/A	N/A	9.07%	9.16%	9.19%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate	3.90%	4.80%	5.40%	7.37%	7.75%	7.92%

N/A—Not applicable

Discount Rate

The discount rate assumptions used for retirement-related benefit plans accounting reflect the yields available on high-quality, fixed income debt instruments at the measurement date. For the U.S. and certain non-U.S. countries, a portfolio of high-quality corporate bonds is used to construct a yield curve. The cash flows from the company’s expected benefit obligation payments are then matched to the yield curve to derive the discount rates. In other non-U.S. countries, where the markets for high-quality long-term bonds are not generally as well developed, a portfolio of long-term government bonds is used as a base, to which a credit spread is added to simulate corporate bond yields at these maturities in the jurisdiction of each plan, as the benchmark for developing the respective discount rates.

For the U.S. defined benefit pension plans, the changes in the discount rate assumptions impacted the net periodic (income)/cost and the PBO. The changes in the discount rate assumptions resulted in a decrease in 2011 net periodic income of $171 million, a decrease in 2010 net periodic income of $40 million and a decrease in 2009 net periodic income of $70 million. The changes in the discount rate assumptions resulted in an increase in the PBO of $4,216 million and $2,943 million at December 31, 2011 and 2010, respectively.

For the nonpension postretirement benefit plans, the changes in the discount rate assumptions had no material impact on net periodic cost for the years ended December 31, 2011, 2010 and 2009 and resulted in an increase in the APBO of $359 million and $240 million at December 31, 2011 and 2010, respectively.

Expected Long-Term Returns on Plan Assets

Expected returns on plan assets, a component of net periodic (income)/cost, represent the expected long-term returns on plan assets based on the calculated market-related value of plan assets. Expected long-term returns on plan assets take into account long-term expectations for future returns and the investment policies and strategies as described on page 129. These rates of return are developed by the company, calculated using an arithmetic average and are tested for reasonableness against historical returns. The use of expected long-term returns on plan assets may result in recognized pension income that is greater or less than the actual returns of those plan assets in any given year. Over time, however, the expected long-term returns are designed to approximate the actual long-term returns, and therefore result in a pattern of income and cost recognition that more closely matches the pattern of the services provided by the employees. Differences between actual and expected returns are recognized as a component of net loss or gain in accumulated other comprehensive income/(loss), which is amortized as a component of net periodic (income)/cost over the service lives or life expectancy of the plan participants, depending on the plan, provided such amounts exceed certain thresholds provided by accounting standards. The market-related value of plan assets recognizes changes in the fair value of plan assets systematically over a five-year period in the expected return on plan assets line in net periodic (income)/cost.

For the U.S. defined benefit pension plan, the Qualified PPP, the expected long-term rate of return on plan assets of 8.00 percent remained constant for the years ended December 31, 2011, 2010 and 2009 and, consequently, had no incremental impact on net periodic (income)/cost.

For the nonpension postretirement benefit plans, the company maintains a nominal, highly liquid trust fund balance to ensure timely payments are made. As a result, for the years ended December 31, 2011, 2010 and 2009, the expected long-term return on plan assets and the actual return on those assets were not material.

Rate of Compensation Increases and Mortality Rate

The rate of compensation increases is determined by the company, based upon its long-term plans for such increases. The rate of compensation increase is not applicable to the U.S. defined benefit pension plans as benefit accruals ceased December 31, 2007 for all participants. Mortality rate assumptions are based on life expectancy and death rates for different types of participants. Mortality rates are periodically updated based on actual experience.

Interest Crediting Rate

Benefits for certain participants in the PPP are calculated using a cash balance formula. An assumption underlying this formula is an interest crediting rate, which impacts both net periodic (income)/cost and the PBO. This assumption provides a basis for projecting the expected interest rate that participants will earn on the benefits that they are expected to receive in the following year and is based on the average from August to October of the one-year U.S. Treasury Constant Maturity yield plus one percent.

For the PPP, the change in the interest crediting rate to 1.3 percent for the year ended December 31, 2011, from 1.4 percent for the year ended December 31, 2010, resulted in an increase in 2011 net periodic income of $4 million. The change in the interest crediting rate to 1.4 percent for the year ended December 31, 2010, from 2.8 percent for the year ended December 31, 2009, resulted in an increase in 2010 net periodic income of $62 million. The change in the interest crediting rate to 2.8 percent for the year ended December 31, 2009, from 5.2 percent for the year ended December 31, 2008, resulted in an increase in 2009 net periodic income of $151 million.

Healthcare Cost Trend Rate

For nonpension postretirement benefit plan accounting, the company reviews external data and its own historical trends for healthcare costs to determine the healthcare cost trend rates. However, the healthcare cost trend rate has an insignificant effect on plan costs and obligations as a result of the terms of the plan which limit the company’s obligation to the participants. The company assumes that the healthcare cost trend rate for 2012 will be 7.5 percent. In addition, the company assumes that the same trend rate will decrease to 5 percent over the next five years. A one percentage point increase or decrease in the assumed healthcare cost trend rate would not have had a material effect on 2011, 2010 and 2009 net periodic cost or the benefit obligations as of December 31, 2011 and 2010.

Healthcare Legislation

The expected effects of the U.S. healthcare reform legislation enacted in March 2010 were incorporated into the remeasurements of the U.S. nonpension postretirement benefit plan at December 31, 2011 and 2010. The impact was insignificant as a result of the terms of the plan which limit the company’s obligation to the participants.

Plan Assets

Retirement-related benefit plan assets are recognized and measured at fair value as described in note A, “Significant Accounting Policies,” on page 84. Because of the inherent uncertainty of valuations, these fair value measurements may not necessarily reflect the amounts the company could realize in current market transactions.

Investment Policies and Strategies

The investment objectives of the Qualified PPP portfolio are designed to generate returns that will enable the plan to meet its future obligations. The precise amount for which these obligations will be settled depends on future events, including the retirement dates and life expectancy of the plans’ participants. The obligations are estimated using actuarial assumptions, based on the current economic environment and other pertinent factors described on pages 126 to 128. The Qualified PPP portfolio’s investment strategy balances the requirement to generate returns, using potentially higher yielding assets such as equity securities, with the need to control risk in the portfolio with less volatile assets, such as fixed-income securities. Risks include, among others, inflation, volatility in equity values and changes in interest rates that could cause the plan to become underfunded, thereby increasing its dependence on contributions from the company. To mitigate any potential concentration risk, careful consideration is given to balancing the portfolio among industry sectors, companies and geographies, taking into account interest rate sensitivity, dependence on economic growth, currency and other factors that affect investment returns. As a result, the Qualified PPP portfolio’s target allocation is 43 percent equity securities, 46 percent fixed income securities, 6 percent real estate and 5 percent other investments, which is consistent with the allocation decisions made by the company’s management and is similar to the prior year target allocation. The table on page 130 details the actual equity, fixed income, real estate and other types of investments in the Qualified PPP portfolio.

The assets are managed by professional investment firms and investment professionals who are employees of the company. They are bound by investment mandates determined by the company’s management and are measured against specific benchmarks. Among these managers, consideration is given, but not limited to, balancing security concentration, issuer concentration, investment style and reliance on particular active and passive investment strategies.

Market liquidity risks are tightly controlled, with only a modest percentage of the Qualified PPP portfolio invested in private market assets consisting of private equities and private real estate investments, which are less liquid than publicly traded securities. As of December 31, 2011, the Qualified PPP portfolio had $2,663 million in commitments for future investments in private markets to be made over a number of years. These commitments are expected to be funded from plan assets.

Derivatives are used on a limited basis as an effective means to achieve investment objectives and/or as a component of the plan’s risk management strategy. The primary reasons for the use of derivatives are fixed income management, including duration, interest rate management and credit exposure, cash equitization and to manage currency and commodity strategies.

Outside the U.S., the investment objectives are similar to those described above, subject to local regulations. The weighted average target allocation for the non-U.S. plans is 37 percent equity securities, 51 percent fixed income securities, 3 percent real estate and 9 percent other investments, which is consistent with the allocation decisions made by the company’s management. The table on page 130 details the actual equity, fixed income, real estate and other types of investments for non-U.S. plans. In some countries, a higher percentage allocation to fixed income securities is required. In others, the responsibility for managing the investments typically lies with a board that may include up to 50 percent of members elected by employees and retirees. This can result in slight differences compared with the strategies previously described. Generally, these non-U.S. plans do not invest in illiquid assets and their use of derivatives is usually limited to currency hedging, adjusting portfolio durations and reducing specific market risks. The target allocation for equity securities decreased from 47 percent to 37 percent in the current year, offset by an increase in the target allocation for fixed income securities and other investments.

The company’s defined benefit pension plans include investments in certain European government securities. At December 31, 2011, the U.S. plan held approximately $1 billion and the non-U.S. plans held approximately $11 billion in European sovereign debt investments, respectively. Investments in government debt securities in Italy, Spain and Ireland were de minimis in the U.S. plan and represented less than 1 percent of total non-U.S. plan assets. The plans hold no direct investments in government debt securities of Greece and Portugal.

The company’s nonpension postretirement benefit plans are underfunded or unfunded. For some plans, the company maintains a nominal, highly liquid trust fund balance to ensure timely benefit payments.

Defined Benefit Pension Plan assets

The following table presents the company’s defined benefit pension plans’ asset classes and their associated fair value at December 31, 2011. The U.S. Plan consists of the Qualified PPP and the Non-U.S. Plans consist of all plans sponsored by the company’s subsidiaries.

($ in millions)

	U.S. Plan				Non-U.S. Plans
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity
Equity securities(a)	$13,618	$11	$—	$13,629	$6,426	$—	$—	$6,427
Equity commingled/mutual funds(b)(c)	32	1,877	—	1,909	240	7,751	—	7,991
Fixed income
Government and related(d)	—	15,105	29	15,134	—	8,479	96	8,575
Corporate bonds (e)	—	7,387	12	7,398	—	1,409	39	1,447
Mortgage and asset-backed securities	—	838	45	883	—	36	—	36
Fixed income commingled/mutual funds(b)(f)	262	715	246	1,223	72	7,136	—	7,209
Insurance contracts	—	—	—	—	—	988	—	988
Cash and short-term investments(g)	286	2,390	—	2,675	145	361	—	506
Hedge funds	—	1,140	713	1,853	—	417	—	417
Private equity(h)	0	—	4,098	4,098	—	—	262	262
Private real estate(h)	—	—	2,790	2,790	—	—	580	580
Derivatives(i)	10	(15)	—	(6)	(2)	866	—	864
Other commingled/mutual funds(b)(j)	—	—	—	—	9	114	—	123
Subtotal	14,207	29,446	7,932	51,586	6,890	27,557	977	35,425
Other(k)	—	—	—	(368)	—	—	—	(62)
Fair value of plan assets	$14,207	$29,446	$7,932	$51,218	$6,890	$27,557	$977	$35,362

(a)  Represents U.S. and international securities. The U.S. Plan includes IBM common stock of $132 million, representing 0.3 percent of the U.S. Plan assets. Non-U.S. Plans include IBM common stock of $35 million, representing 0.1 percent of the non-U.S. Plans assets.

(b)  Commingled funds represent pooled institutional investments.

(c)  Invests in predominantly equity securities.

(d)  Includes debt issued by national, state and local governments and agencies.

(e)  The U.S. Plan includes IBM corporate bonds of $13 million, representing 0.03 percent of the U.S. Plan assets.

(f)  Invests in predominantly fixed income securities.

(g)  Includes cash and cash equivalents and short-term marketable securities.

(h)  Includes limited partnerships and venture capital partnerships.

(i)   Primarily includes interest rate derivatives and, to a lesser extent, forwards, exchange traded and other over-the-counter derivatives.

(j)   Invests in both equity and fixed income securities.

(k)  Represents net unsettled transactions, relating primarily to purchases and sales of plan assets.

The U.S. nonpension postretirement benefit plan assets of $38 million were invested in cash, categorized as Level 1 in the fair value hierarchy. The non-U.S. nonpension postretirement benefit plan assets of $112 million, primarily in Brazil, and, to a lesser extent, in Mexico and South Africa, were invested primarily in government and related fixed income securities and corporate bonds, categorized as Level 2 in the fair value hierarchy.

The following table presents the company’s defined benefit pension plans’ asset classes and their associated fair value at December 31, 2010. The U.S. Plan consists of the Qualified PPP and the Non-U.S. Plans consist of all plans sponsored by the company’s subsidiaries.

($ in millions)

	U.S. Plan				Non-U.S. Plans
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity
Equity securities(a)	$16,407	$54	$—	$16,460	$7,903	$—	$—	$7,903
Equity commingled/mutual funds(b)(c)	27	1,829	—	1,856	276	9,252	—	9,527
Fixed income
Government and related(d)	—	12,743	—	12,743	—	7,574	—	7,574
Corporate bonds	—	6,721	—	6,721	—	1,252	11	1,263
Mortgage and asset-backed securities	—	1,147	56	1,202	—	45	—	45
Fixed income commingled/mutual funds (b)(e)	252	662	221	1,136	75	6,993	—	7,068
Insurance contracts	—	—	—	—	—	1,095	—	1,095
Cash and short-term investments(f)	244	2,000	—	2,244	147	254	—	401
Hedge funds	—	953	624	1,577	—	—	—	—
Private equity(g)	—	—	4,251	4,251	—	—	176	176
Private real estate(g)	—	—	2,634	2,634	—	—	533	533
Derivatives(h)	31	9	—	40	11	131	—	142
Other commingled/mutual funds(b)(i)	—	—	—	—	—	28	—	28
Subtotal	16,960	26,117	7,786	50,863	8,411	26,623	720	35,755
Other(j)	—	—	—	(603)	—	—	—	(33)
Fair value of plan assets	$16,960	$26,117	$7,786	$50,259	$8,411	$26,623	$720	$35,722

(a)  Represents U.S. and international securities. The U.S. Plan includes IBM common stock of $122 million, representing 0.2 percent of the U.S. Plan assets. Non-U.S. Plans include IBM common stock of $32 million, representing 0.1 percent of the non-U.S. Plans assets.

(b)  Commingled funds represent pooled institutional investments.

(c)  Invests in predominantly equity securities.

(d)  Includes debt issued by national, state and local governments and agencies.

(e)  Invests in predominantly fixed income securities.

(f)  Includes cash and cash equivalents and short-term marketable securities.

(g)  Includes limited partnerships and venture capital partnerships.

(h)  Primarily includes interest rate derivatives and, to a lesser extent, forwards, exchange traded and other over-the-counter derivatives.

(i)   Invests in both equity and fixed income securities.

(j)   Represents net unsettled transactions, relating primarily to purchases and sales of plan assets.

The U.S. nonpension postretirement benefit plan assets of $35 million were invested in cash, categorized as Level 1 in the fair value hierarchy. The non-U.S. nonpension postretirement benefit plan assets of $120 million, primarily in Brazil, and, to a lesser extent, in Mexico and South Africa, were invested primarily in government and related fixed income securities, categorized as Level 2 in the fair value hierarchy.

The following tables present the reconciliation of the beginning and ending balances of Level 3 assets for the years ended December 31, 2011 and 2010 for the U.S. Plan.

($ in millions)

			Mortgage
			and Asset-	Fixed Income
	Government	Corporate	Backed	Commingled/	Hedge	Private	Private
	and Related	Bonds	Securities	Mutual Funds	Funds	Equity	Real Estate	Total
Balance at January 1, 2011	$—	$—	$56	$221	$624	$4,251	$2,634	$7,786
Return on assets held at end of year	(0)	0	(1)	25	(35)	348	131	468
Return on assets sold during the year	0	(0)	(0)	—	5	(30)	39	14
Purchases, sales and settlements, net	12	5	(16)	—	(7)	(471)	(14)	(492)
Transfers, net	17	7	6	—	127 *	—	—	157
Balance at December 31, 2011	$29	$12	$45	$246	$713	$4,098	$2,790	$7,932

* Due to an increase in the redemption term during 2011, the asset was transferred from Level 2 to Level 3.

($ in millions)

			Mortgage
	Equity		and Asset-	Fixed Income
	Commingled/		Backed	Commingled/	Hedge	Private	Private
	Mutual Funds		Securities	Mutual Funds	Funds	Equity	Real Estate	Total
Balance at January 1, 2010	$26		$37	$192	$587	$3,877	$2,247	$6,964
Return on assets held at end of year	24		3	30	45	829	123	1,054
Return on assets sold during the year	(0)		0	—	3	(153)	16	(133)
Purchases, sales and settlements, net	139		11	—	(11)	(302)	248	85
Transfers, net	(188	)*	4	—	—	—	—	(184)
Balance at December 31, 2010	$—		$56	$221	$624	$4,251	$2,634	$7,786

*            During the year ended December 31, 2010, the fund hired an independent administrator responsible for valuing the fund. As a result of this action the asset was transferred from Level 3 to Level 2.

The following tables present the reconciliation of the beginning and ending balances of Level 3 assets for the years ended December 31, 2011 and 2010 for the non-U.S. Plans.

($ in millions)

	Government	Corporate	Private	Private
	and Related	Bonds	Equity	Real Estate	Total
Balance at January 1, 2011	$—	$11	$176	$533	$720
Return on assets held at end of year	3	2	30	11	46
Return on assets sold during the year	(0)	(0)	(2)	(3)	(5)
Purchases, sales and settlements, net	100	28	65	44	237
Transfers, net	—	—	(0)	0	0
Foreign exchange impact	(7)	(2)	(7)	(6)	(22)
Balance at December 31, 2011	$96	$39	$262	$580	$977

($ in millions)

	Corporate	Private	Private
	Bonds	Equity	Real Estate	Total
Balance at January 1, 2010	$—	$93	$492	$585
Return on assets held at end of year	(0)	14	41	55
Return on assets sold during the year	—	3	(3)	0
Purchases, sales and settlements, net	4	69	9	82
Transfers, net	7	(0)	—	7
Foreign exchange impact	0	(3)	(6)	(8)
Balance at December 31, 2010	$11	$176	$533	$720

Valuation Techniques

The following is a description of the valuation techniques used to measure plan assets at fair value. There were no changes in valuation techniques during 2011 and 2010.

Equity securities are valued at the closing price reported on the stock exchange on which the individual securities are traded. IBM common stock is valued at the closing price reported on the New York Stock Exchange. Equity commingled/mutual funds are typically valued using the net asset value (NAV) provided by the administrator of the fund and reviewed by the company. The NAV is based on the value of the underlying assets owned by the fund, minus liabilities and divided by the number of shares or units outstanding. These assets are classified as Level 1, Level 2 or Level 3 depending on availability of quoted market prices.

The fair value of fixed income securities is typically estimated using pricing models, quoted prices of securities with similar characteristics or discounted cash flows and are generally classified as Level 2. If available, they are valued using the closing price reported on the major market on which the individual securities are traded.

Cash includes money market accounts that are valued at their cost plus interest on a daily basis, which approximates fair value. Short-term investments represent securities with original maturities of one year or less. These assets are classified as Level 1 or Level 2.

Private equity and private real estate partnership valuations require significant judgment due to the absence of quoted market prices, the inherent lack of liquidity and the long-term nature of such assets. These assets are initially valued at cost and are reviewed periodically utilizing available and relevant market data to determine if the carrying value of these assets should be adjusted. These investments are classified as Level 3. The valuation methodology is applied consistently from period to period.

Exchange traded derivatives are valued at the closing price reported on the exchange on which the individual securities are traded, while forward contracts are valued using a mid-close price. Over-the-counter derivatives are typically valued using pricing models. The models require a variety of inputs, including, for example, yield curves, credit curves, measures of volatility and foreign exchange rates. These assets are classified as Level 1 or Level 2 depending on availability of quoted market prices.

Expected Contributions

Defined Benefit Pension Plans

It is the company’s general practice to fund amounts for pensions sufficient to meet the minimum requirements set forth in applicable employee benefits laws and local tax laws. From time to time, the company contributes additional amounts as it deems appropriate.

The company contributed $728 million and $801 million in cash to non-U.S. defined benefit pension plans and $70 million and $64 million in cash to non-U.S. multi-employer plans during the years ended December 31, 2011 and 2010, respectively. The cash contributions to multi-employer plans represent the annual cost included in net periodic (income)/cost recognized in the Consolidated Statement of Earnings. The company has no liability for participants in multi-employer plans other than its own employees. As a result, the company’s participation in multi-employer plans has no material impact on the company’s financial statements.

In 2012, the company is not legally required to make any contributions to the U.S. defined benefit pension plans. However, depending on market conditions, or other factors, the company may elect to make discretionary contributions to the Qualified PPP during the year.

The Pension Protection Act of 2006 (the Act), enacted into law in 2006, is a comprehensive reform package that, among other provisions, increases pension funding requirements for certain U.S. defined benefit plans, provides guidelines for measuring pension plan assets and pension obligations for funding purposes and raises tax deduction limits for contributions to retirement-related benefit plans. The additional funding requirements by the Act apply to plan years beginning after December 31, 2007. The Act was updated by the Worker, Retiree and Employer Recovery Act of 2008, which revised the funding requirements in the Act by clarifying that pension plans may smooth the value of pension plans over 24 months. At December 31, 2011, no mandatory contribution is required for 2012.

In 2012, the company estimates contributions to its non-U.S. defined benefit and multi-employer plans to be approximately $800 million, which will be mainly contributed to defined benefit pension plans in Japan, Switzerland and the U.K. This amount represents the legally mandated minimum contributions. Financial market performance in 2012 could increase the legally mandated minimum contribution in certain countries which require monthly or daily remeasurement of the funded status. The company could also elect to contribute more than the legally mandated amount based on market conditions or other factors.

Nonpension Postretirement Benefit Plans

The company contributed $362 million and $363 million to the nonpension postretirement benefit plans during the years ended December 31, 2011 and 2010. These contribution amounts exclude the Medicare-related subsidy discussed on page 134.

Expected Benefit Payments

Defined Benefit Pension Plan Expected Payments

The following table presents the total expected benefit payments to defined benefit pension plan participants. These payments have been estimated based on the same assumptions used to measure the plans’ PBO at December 31, 2011 and include benefits attributable to estimated future compensation increases, where applicable.

($ in millions)

					Total
	Qualified	Nonqualified	Qualified	Nonqualified	Expected
	U.S. Plan	U.S. Plans	Non-U.S. Plans	Non-U.S. Plans	Benefit
	Payments	Payments	Payments	Payments	Payments
2012	$3,273	$98	$2,015	$348	$5,735
2013	3,313	102	1,996	354	5,765
2014	3,353	105	2,000	358	5,816
2015	3,420	108	2,024	368	5,920
2016	3,401	110	2,068	377	5,957
2017–2021	17,261	579	10,767	2,110	30,718

The 2012 expected benefit payments to defined benefit pension plan participants not covered by the respective plan assets (underfunded plans) represent a component of compensation and benefits, within current liabilities, in the Consolidated Statement of Financial Position.

Nonpension Postretirement Benefit Plan Expected Payments

The following table reflects the total expected benefit payments to nonpension postretirement benefit plan participants, as well as the expected receipt of the company’s share of the Medicare subsidy described below. These payments have been estimated based on the same assumptions used to measure the plan’s APBO at December 31, 2011.

($ in millions)

		Less: IBM
		Share of				Total
		Expected	Net Expected	Qualified	Nonqualified	Expected
	U.S. Plan	Medicare	U.S. Plan	Non-U.S. Plans	Non-U.S. Plans	Benefit
	Payments	Subsidy	Payments	Payments	Payments	Payments
2012	$492	$(26)	$466	$7	$32	$505
2013	509	(26)	483	8	36	527
2014	448	(25)	423	9	39	471
2015	432	(23)	409	10	42	461
2016	425	—	425	10	45	480
2017–2021	2,003	—	2,003	63	282	2,348

The 2012 expected benefit payments to nonpension postretirement benefit plan participants not covered by the respective plan assets represent a component of compensation and benefits, within current liabilities, in the Consolidated Statement of Financial Position.

Medicare Prescription Drug Act

In connection with the Medicare Prescription Drug Improvement and Modernization Act of 2003, the company is expected to continue to receive a federal subsidy of approximately $196 million to subsidize the prescription drug coverage provided by the U.S. nonpension postretirement benefit plan, which is expected to extend until 2015. Approximately $100 million of the subsidy will be used by the company to reduce its obligation and cost related to the U.S. nonpension postretirement benefit plan. The company will contribute the remaining subsidy of $96 million to the plan in order to reduce contributions required by the participants. The company received total subsidies of $36 million and $45 million for prescription drug-related coverage during the years ended December 31, 2011 and 2010, respectively, which were utilized to reduce the company contributions to the U.S. nonpension postretirement benefit plan.

The company has included the impact of its portion of the subsidy in the determination of net periodic cost and APBO for the U.S. nonpension postretirement benefit plan at and for the years ended December 31, 2011, 2010 and 2009. The impact of the subsidy resulted in a reduction in APBO of $93 million and $107 million at December 31, 2011 and 2010, respectively. The impact of the subsidy resulted in a reduction in 2011, 2010 and 2009 net periodic cost of $37 million, $19 million and $28 million, respectively.

Other Plan Information

The following table presents information for defined benefit pension plans with accumulated benefit obligations (ABO) in excess of plan assets. For a more detailed presentation of the funded status of the company’s defined benefit pension plans, see the table on page 125.

($ in millions)

	2011		2010
	Benefit	Plan	Benefit	Plan
At December 31:	Obligation	Assets	Obligation	Assets
Plans with PBO in excess of plan assets	$83,777	$70,570	$21,589	$10,627
Plans with ABO in excess of plan assets	83,184	70,512	21,166	10,576
Plans with assets in excess of PBO	13,169	16,011	72,288	75,355

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Information
Segment Information

Note T.

Segment Information

The company’s major operations consist of five business segments: Global Technology Services, Global Business Services, Software, Systems and Technology and Global Financing. The segments represent components of the company for which separate financial information is available that is utilized on a regular basis by the chief executive officer in determining how to allocate resources and evaluate performance. The segments are determined based on several factors, including client base, homogeneity of products, technology, delivery channels and similar economic characteristics.

Information about each segment’s business and the products and services that generate each segment’s revenue is located in the “Description of Business” section on pages 22 to 24, and in “Segment Details,” on pages 26 through 31 in the Management Discussion.

Segment revenue and pre-tax income include transactions between the segments that are intended to reflect an arm’s-length, market-based transfer price. Systems and software that is used by Global Technology Services in outsourcing engagements is primarily sourced internally from Systems and Technology and Software. For providing IT services that are used internally, Global Technology Services and Global Business Services recover cost, as well as a reasonable fee, that is intended to reflect the arm’s-length value of providing the services. The Global Services segments enter into arm’s-length leases and loans at prices equivalent to market rates with Global Financing to facilitate the acquisition of equipment used in services engagements. All internal transaction prices are reviewed annually, and reset if appropriate.

The company utilizes globally integrated support organizations to realize economies of scale and efficient use of resources. As a result, a considerable amount of expense is shared by all of the segments. This shared expense includes sales coverage, certain marketing functions and support functions such as Accounting, Treasury, Procurement, Legal, Human Resources and Billing and Collections. Where practical, shared expenses are allocated based on measurable drivers of expense, e.g., head count. When a clear and measurable driver cannot be identified, shared expenses are allocated on a financial basis that is consistent with the company’s management system; e.g., advertising expense is allocated based on the gross profits of the segments. A portion of the shared expenses, which are recorded in net income, are not allocated to the segments. These expenses are associated with the elimination of internal transactions and other miscellaneous items.

The following tables reflect the results of operations of the company’s segments consistent with the management and measurement system utilized within the company. Performance measurement is based on pre-tax income. These results are used, in part, by senior management, both in evaluating the performance of, and in allocating resources to, each of the segments. Effective January 1, 2011, the company transitioned its management and measurement system to reflect operating earnings in an effort to provide better transparency into the operating results of the business. As a result, certain acquisition-related charges and non-operating retirement-related costs are not reflected in the segment results. See the “Operating (non-GAAP) Earnings” section on page 18 for additional information regarding this change. Prior year segment pre-tax income and pre-tax margin have been reclassified to conform to the new management and measurement system.

Management System Segment View

($ in millions)

	Global Services Segments
	Global	Global
	Technology	Business		Systems and	Global	Total
For the year ended December 31:	Services	Services	Software	Technology	Financing	Segments
2011
External revenue	$40,879	$19,284	$24,944	$18,985	$2,102	$106,194
Internal revenue	1,242	797	3,276	838	2,092	8,246
Total revenue	$42,121	$20,081	$28,219	$19,823	$4,195	$114,440
Pre-tax income	$6,284	$3,006	$9,970	$1,633	$2,011	$22,904
Revenue year-to-year change	6.6%	5.6%	10.9%	5.6%	2.8%	7.1%
Pre-tax income year-to-year change	14.3%	18.1%	5.3%	12.2%	2.8%	9.5%
Pre-tax income margin	14.9%	15.0%	35.3%	8.2%	47.9%	20.0%

2010
External revenue	$38,201	$18,223	$22,485	$17,973	$2,238	$99,120
Internal revenue	1,313	798	2,950	804	1,842	7,707
Total revenue	$39,514	$19,021	$25,436	$18,777	$4,080	$106,827
Pre-tax income*	$5,499	$2,546	$9,466	$1,456	$1,956	$20,923
Revenue year-to-year change	2.0%	2.6%	5.7%	9.8%	0.1%	4.2%
Pre-tax income year-to-year change*	0.3%	1.8%	13.8%	12.1%	13.5%	8.3%
Pre-tax income margin*	13.9%	13.4%	37.2%	7.8%	48.0%	19.6%

2009
External revenue	$37,347	$17,653	$21,396	$16,190	$2,302	$94,889
Internal revenue	1,386	887	2,677	911	1,774	7,635
Total revenue	$38,734	$18,540	$24,073	$17,102	$4,076	$102,524
Pre-tax income*	$5,482	$2,501	$8,319	$1,298	$1,724	$19,323
Revenue year-to-year change	(5.1)%	(10.3)%	(3.1)%	(15.2)%	(8.4)%	(7.6)%
Pre-tax income year-to-year change*	23.0%	(3.4)%	13.9%	(8.8)%	7.1%	11.2%
Pre-tax income margin*	14.2%	13.5%	34.6%	7.6%	42.3%	18.8%

* Reclassified to conform with 2011 presentation.

Reconciliations of IBM as Reported

($ in millions)

For the year ended December 31:	2011	2010	2009
Revenue
Total reportable segments	$114,440	$106,827	$102,524
Other revenue and adjustments	722	750	869
Elimination of internal transactions	(8,246)	(7,707)	(7,635)
Total IBM consolidated revenue	$106,916	$99,870	$95,758

($ in millions)

For the year ended December 31:	2011	2010 *	2009 *
Pre-tax income
Total reportable segments	$22,904	$20,923	$19,323
Amortization of acquired intangible assets	(629)	(512)	(489)
Acquisition-related charges	(46)	(46)	(9)
Non-operating retirement-related (costs)/income	72	414	509
Elimination of internal transactions	(1,243)	(957)	(744)
Unallocated corporate amounts**	(56)	(98)	(453)
Total IBM consolidated pre-tax income	$21,003	$19,723	$18,138

*                 Reclassified to conform with 2011 presentation.

**          The 2009 amount included a provision related to a joint venture investment, while the 2010 amount included an adjustment of that provision as the venture was divested. The 2009 and 2010 amounts included gains related to the divestiture of the printing business.

Immaterial Items

Investment in Equity Alliances and Equity Alliances Gains/(Losses)

The investments in equity alliances and the resulting gains and (losses) from these investments that are attributable to the segments did not have a material effect on the financial position or the financial results of the segments.

Segment Assets and Other Items

Global Technology Services assets are primarily accounts receivable, plant, property and equipment including the assets associated with the outsourcing business, goodwill, acquired intangible assets, deferred services arrangement transition costs and maintenance parts inventory. Global Business Services assets are primarily goodwill and accounts receivable. Software assets are mainly goodwill, acquired intangible assets and accounts receivable. Systems and Technology assets are primarily plant, property and equipment, manufacturing inventory and accounts receivable. Global Financing assets are primarily financing receivables and fixed assets under operating leases.

To ensure the efficient use of the company’s space and equipment, several segments may share plant, property and equipment assets. Where assets are shared, landlord ownership of the assets is assigned to one segment and is not allocated to each user segment. This is consistent with the company’s management system and is reflected accordingly in the table on page 138. In those cases, there will not be a precise correlation between segment pre-tax income and segment assets.

Similarly, the depreciation amounts reported by each segment are based on the assigned landlord ownership and may not be consistent with the amounts that are included in the segments’ pre-tax income. The amounts that are included in pre-tax income reflect occupancy charges from the landlord segment and are not specifically identified by the management reporting system. Capital expenditures that are reported by each segment also are consistent with the landlord ownership basis of asset assignment.

Global Financing amounts for interest income and interest expense reflect the interest income and interest expense associated with the Global Financing business, including the intercompany financing activities discussed on page 24, as well as the income from investment in cash and marketable securities. The explanation of the difference between cost of financing and interest expense for segment presentation versus presentation in the Consolidated Statement of Earnings is included on page 66 of the Management Discussion.

Management System Segment View

($ in millions)

	Global Services Segments
	Global	Global
	Technology	Business		Systems and	Global	Total
For the year ended December 31:	Services	Services	Software	Technology	Financing	Segments
2011
Assets	$15,475	$8,078	$23,926	$7,649	$36,427	$91,557
Depreciation/amortization of intangibles*	1,713	83	1,062	737	1,145	4,739
Capital expenditures/investments in intangibles	1,838	56	469	1,032	930	4,325
Interest income	—	—	—	—	2,139	2,139
Interest expense	—	—	—	—	538	538

2010
Assets	$15,560	$8,007	$22,625	$7,287	$35,813	$89,292
Depreciation/amortization of intangibles*	1,632	75	992	784	1,417	4,900
Capital expenditures/investments in intangibles	1,511	52	463	1,163	1,246	4,434
Interest income	—	—	—	—	2,116	2,116
Interest expense	—	—	—	—	548	548

2009
Assets	$16,422	$6,885	$16,894	$6,907	$34,605	$81,714
Depreciation/amortization of intangibles*	1,680	87	906	814	1,694	5,181
Capital expenditures/investments in intangibles	1,512	45	471	658	1,460	4,145
Interest income	—	—	—	—	2,265	2,265
Interest expense	—	—	—	—	674	674

* Segment pre-tax income does not include the amortization of intangible assets.

Reconciliations of IBM as Reported

($ in millions)

At December 31:	2011	2010	2009
Assets
Total reportable segments	$91,557	$89,292	$81,714
Elimination of internal transactions	(5,407)	(5,515)	(5,481)
Unallocated amounts
Cash and marketable securities	10,575	10,113	12,688
Notes and accounts receivable	3,526	3,762	3,928
Deferred tax assets	4,865	4,494	5,545
Plant, other property and equipment	2,918	3,067	2,971
Pension assets	2,837	3,060	2,994
Other	5,562	5,178	4,665
Total IBM consolidated assets	$116,433	$113,452	$109,022

Major Clients

No single client represented 10 percent or more of the company’s total revenue in 2011, 2010 or 2009.

Geographic Information

The following provides information for those countries that are 10 percent or more of the specific category.

Revenue*

($ in millions)

For the year ended December 31:	2011	2010	2009
United States	$37,041	$35,581	$34,150
Japan	10,968	10,701	10,222
Other countries	58,906	53,589	51,386
Total IBM consolidated revenue	$106,916	$99,870	$95,758

* Revenues are attributed to countries based on the location of the client.

Net Plant, Property and Equipment

($ in millions)

At December 31:	2011	2010	2009
United States	$6,271	$6,134	$6,313
Other countries	6,186	6,298	6,142
Total	$12,457	$12,432	$12,455

Revenue by Classes of Similar Products or Services

The following table presents external revenue for similar classes of products or services within the company’s reportable segments. Within Global Technology Services and Global Business Services, client solutions often include IBM software and systems and other suppliers’ products if the client solution requires it. Within Software, product license charges and ongoing subscription and support are reported as Software, and software as a service, consulting, education, training and other product-related services are reported as Services. Within Systems and Technology, Microelectronics original equipment manufacturer (OEM) revenue is primarily from the sale of semiconductors. Microelectronics Services revenue includes circuit and component design services and technology and manufacturing consulting services. See “Description of the Business,” beginning on page 20 for additional information.

($ in millions)

For the year ended December 31:	2011	2010	2009
Global Technology Services
Services	$31,746	$29,367	$28,762
Maintenance	7,515	7,250	6,956
Systems	1,478	1,409	1,279
Software	140	175	351
Global Business Services
Services	$18,956	$17,858	$17,213
Software	211	236	231
Systems	118	129	208
Software
Software	$22,921	$20,882	$20,094
Services	2,022	1,603	1,302
Systems and Technology
Servers	$12,362	$11,619	$10,627
Storage	3,619	3,420	3,177
Microelectronics OEM	1,975	1,938	1,550
Retail Store Solutions	753	674	551
Microelectronics Services	277	321	285
Global Financing
Financing	$1,612	$1,580	$1,715
Used equipment sales	490	659	588

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
Subsequent Events

Note U.
Subsequent Events

On January 31, 2012, the company announced that the Board of Directors approved a quarterly dividend of $0.75 per common share. The dividend is payable March 10, 2012 to shareholders of record on February 10, 2012.

On February 1, 2012, the company issued $2.5 billion in fixed rate bonds as follows: $1.5 billion in 3-year bonds with a 0.55 percent coupon, and $1.0 billion in 5-year bonds with a 1.25 percent coupon.

On February 3, 2012, the company issued C$500 million in Canadian 5-year fixed rate bonds with a 2.20 percent coupon.

SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS AND RESERVES	12 Months Ended
Dec. 31, 2011
SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

  SCHEDULE II
INTERNATIONAL BUSINESS MACHINES CORPORATION AND SUBSIDIARY COMPANIES VALUATION AND QUALIFYING ACCOUNTS AND RESERVES For the Years Ended December 31: (Dollars in Millions)

SCHEDULE II

INTERNATIONAL BUSINESS MACHINES CORPORATION AND SUBSIDIARY COMPANIES
VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
For the Years Ended December 31:
(Dollars in Millions)

Description	Balance at Beginning of Period	Additions*	Writeoffs	Other**	Balance at End of Period
Allowance For Doubtful Accounts
2011
—Current	$676	$90	$(154)	$(34)	$578

—Noncurrent	$58	$1	$(17)	$(3)	$38

2010
—Current	$669	$49	$(146)	$104	$676

—Noncurrent	$100	$(12)	$(29)	$(1)	$58

2009
—Current	$633	$115	$(189)	$111	$669

—Noncurrent	$180	$33	$(56)	$(58)	$100

Allowance For Inventory Losses
2011	$674	$230	$(279)	$1	$625

2010	$679	$254	$(285)	$26	$674

2009	$643	$259	$(242)	$18	$679

Revenue Based Provisions
2011	$888	$3,157	$(3,132)	$(51)	$861

2010	$871	$3,234	$(3,216)	$(1)	$888

2009	$984	$3,969	$(4,019)	$(65)	$871

*
Additions for Allowance for Doubtful Accounts and Allowance for Inventory Losses are charged to expense and cost accounts, respectively, while Revenue Based Provisions are charged to revenue accounts.

**
Primarily comprises currency translation adjustments.

Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies
Basis of Presentation

Basis of Presentation

The accompanying Consolidated Financial Statements and footnotes of the International Business Machines Corporation (IBM or the company) have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).

Within the financial statements and tables presented, certain columns and rows may not add due to the use of rounded numbers for disclosure purposes. Percentages presented are calculated from the underlying whole-dollar amounts. Certain prior year amounts have been reclassified to conform to the current year presentation. This is annotated where applicable.

Noncontrolling interest amounts in income of $6 million, $9 million and $5 million, net of tax, for the years ended December 31, 2011, 2010 and 2009, respectively, are included in the Consolidated Statement of Earnings within the other (income) and expense line item. Additionally, changes to noncontrolling interests in the Consolidated Statement of Changes in Equity were $(29) million, $8 million and $(1) million for the years ended December 31, 2011, 2010 and 2009, respectively.

Principles of Consolidation

Principles of Consolidation

The Consolidated Financial Statements include the accounts of IBM and its controlled subsidiaries, which are generally majority owned. Any noncontrolling interest in the equity of a subsidiary is reported in Equity in the Consolidated Statement of Financial Position. Net income and losses attributable to the noncontrolling interest is reported as described above in the Consolidated Statement of Earnings. The accounts of variable interest entities (VIEs) are included in the Consolidated Financial Statements, if required. Investments in business entities in which the company does not have control, but has the ability to exercise significant influence over operating and financial policies, are accounted for using the equity method and the company’s proportionate share of income or loss is recorded in other (income) and expense. The accounting policy for other investments in equity securities is described on page 85 within “Marketable Securities.” Equity investments in non-publicly traded entities are primarily accounted for using the cost method. All intercompany transactions and accounts have been eliminated in consolidation.

Use of Estimates

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, revenue, costs, expenses and other comprehensive income/(loss) that are reported in the Consolidated Financial Statements and accompanying disclosures. These estimates are based on management’s best knowledge of current events, historical experience, actions that the company may undertake in the future and on various other assumptions that are believed to be reasonable under the circumstances. As a result, actual results may be different from these estimates. See “Critical Accounting Estimates” on pages 58 to 61 for a discussion of the company’s critical accounting estimates.

Revenue

Revenue

The company recognizes revenue when it is realized or realizable and earned. The company considers revenue realized or realizable and earned when it has persuasive evidence of an arrangement, delivery has occurred, the sales price is fixed or determinable and collectibility is reasonably assured. Delivery does not occur until products have been shipped or services have been provided to the client, risk of loss has transferred to the client, and either client acceptance has been obtained, client acceptance provisions have lapsed, or the company has objective evidence that the criteria specified in the client acceptance provisions have been satisfied. The sales price is not considered to be fixed or determinable until all contingencies related to the sale have been resolved.

The company recognizes revenue on sales to solution providers, resellers and distributors (herein referred to as “resellers”) when the reseller has economic substance apart from the company, credit risk, title and risk of loss to the inventory, the fee to the company is not contingent upon resale or payment by the end user, the company has no further obligations related to bringing about resale or delivery and all other revenue recognition criteria have been met.

The company reduces revenue for estimated client returns, stock rotation, price protection, rebates and other similar allowances. (See Schedule II, “Valuation and Qualifying Accounts and Reserves” included in the company’s Annual Report on Form 10-K). Revenue is recognized only if these estimates can be reasonably and reliably determined. The company bases its estimates on historical results taking into consideration the type of client, the type of transaction and the specifics of each arrangement. Payments made under cooperative marketing programs are recognized as an expense only if the company receives from the client an identifiable benefit sufficiently separable from the product sale whose fair value can be reasonably and reliably estimated. If the company does not receive an identifiable benefit sufficiently separable from the product sale whose fair value can be reasonably estimated, such payments are recorded as a reduction of revenue.

Revenue from sales of third-party vendor products or services is recorded net of costs when the company is acting as an agent between the client and the vendor and gross when the company is a principal to the transaction. Several factors are considered to determine whether the company is an agent or principal, most notably whether the company is the primary obligor to the client, or has inventory risk. Consideration is also given to whether the company adds meaningful value to the vendor’s product or service, was involved in the selection of the vendor’s product or service, has latitude in establishing the sales price or has credit risk.

The company reports revenue net of any revenue-based taxes assessed by governmental authorities that are imposed on and concurrent with specific revenue-producing transactions. In addition to the aforementioned general policies, the following are the specific revenue recognition policies for multiple-deliverable arrangements and for each major category of revenue.

Multiple-Deliverable Arrangements

Multiple-Deliverable Arrangements

The company enters into revenue arrangements that may consist of multiple deliverables of its products and services based on the needs of its clients. These arrangements may include any combination of services, software, hardware and/or financing. For example, a client may purchase a server that includes operating system software. In addition, the arrangement may include post-contract support for the software and a contract for post-warranty maintenance service for the hardware. These types of arrangements can also include financing provided by the company. These arrangements consist of multiple deliverables, with the hardware and software delivered in one reporting period and the software support and hardware maintenance services delivered across multiple reporting periods. In another example, a client may outsource the running of its data-center operations to the company on a long-term, multiple-year basis and periodically purchase servers and/or software products from the company to upgrade or expand its facility. The outsourcing services are provided on a continuous basis across multiple reporting periods and the hardware and software products are delivered in one reporting period. To the extent that a deliverable in a multiple-deliverable arrangement is subject to specific guidance that deliverable is accounted for in accordance with such specific guidance. Examples of such arrangements may include leased hardware which is subject to specific leasing guidance or software which is subject to specific software revenue recognition guidance (see “Software” on page 78) on whether and/or how to separate multiple-deliverable arrangements into separate units of accounting (separability) and how to allocate the arrangement consideration among those separate units of accounting (allocation). For all other deliverables in multiple-deliverable arrangements, the guidance below is applied for separability and allocation. A multiple-deliverable arrangement is separated into more than one unit of accounting if the following criteria are met:

·                  The delivered item(s) has value to the client on a stand-alone basis; and

·                  If the arrangement includes a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) is considered probable and substantially in the control of the company.

If these criteria are not met, the arrangement is accounted for as one unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each element and there is a relative selling price for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on each unit’s relative selling price. The following revenue policies are then applied to each unit of accounting, as applicable.

Revenue from the company’s business analytics, smarter planet and cloud offerings follow the specific revenue recognition policies for multiple deliverable arrangements and for each major category of revenue depending on the type of offering which can be comprised of services, hardware and/or software.

Services

Services

The company’s primary services offerings include information technology (IT) datacenter and business process outsourcing, application management services, consulting and systems integration, technology infrastructure and system maintenance, Web hosting and the design and development of complex IT systems to a client’s specifications (design and build). These services are provided on a time-and-material basis, as a fixed-price contract or as a fixed-price per measure of output contract and the contract terms range from less than one year to over 10 years.

Revenue from IT datacenter and business process outsourcing contracts is recognized in the period the services are provided using either an objective measure of output or on a straight-line basis over the term of the contract. Under the output method, the amount of revenue recognized is based on the services delivered in the period.

Revenue from application management services, technology infrastructure and system maintenance and Web hosting contracts is recognized on a straight-line basis over the terms of the contracts. Revenue from time-and-material contracts is recognized as labor hours are delivered and direct expenses are incurred. Revenue related to extended warranty and product maintenance contracts is recognized on a straight-line basis over the delivery period.

Revenue from fixed-price design and build contracts is recognized under the percentage-of-completion (POC) method. Under the POC method, revenue is recognized based on the labor costs incurred to date as a percentage of the total estimated labor costs to fulfill the contract. If circumstances arise that change the original estimates of revenues, costs, or extent of progress toward completion, revisions to the estimates are made. These revisions may result in increases or decreases in estimated revenues or costs, and such revisions are reflected in income in the period in which the circumstances that gave rise to the revision become known by management.

The company performs ongoing profitability analyses of its services contracts accounted for under the POC method in order to determine whether the latest estimates of revenue, costs and profits require updating. If at any time these estimates indicate that the contract will be unprofitable, the entire estimated loss for the remainder of the contract is recorded immediately. For non-POC method service contracts, any losses are recorded as incurred.

In some services contracts, the company bills the client prior to recognizing revenue from performing the services. Deferred income of $7,363 million and $7,195 million at December 31, 2011 and 2010, respectively, is included in the Consolidated Statement of Financial Position. In other services contracts, the company performs the services prior to billing the client. Unbilled accounts receivable of $2,166 million and $2,244 million at December 31, 2011 and 2010, respectively, is included in notes and accounts receivable-trade in the Consolidated Statement of Financial Position.

Billings usually occur in the month after the company performs the services or in accordance with specific contractual provisions. Unbilled receivables are expected to be billed within four months.

Hardware

Hardware

The company’s hardware offerings include the sale or lease of system servers, storage solutions, retail store systems and the sale of semiconductors. The company also offers installation services for its more complex products.

Revenue from hardware sales and sales-type leases is recognized when risk of loss has transferred to the client and there are no unfulfilled company obligations that affect the client’s final acceptance of the arrangement. Any cost of standard warranties and remaining obligations that are inconsequential or perfunctory are accrued when the corresponding revenue is recognized. Revenue from rentals and operating leases is recognized on a straight-line basis over the term of the rental or lease.

Software

Software

Revenue from perpetual (one-time charge) license software is recognized at the inception of the license term if all revenue recognition criteria have been met. Revenue from term (recurring license charge) license software is recognized on a subscription basis over the period that the client is entitled to use the license. Revenue from subscription and support, which includes unspecified upgrades on a when-and-if-available basis, is recognized on a straight-line basis over the period such items are delivered. In multiple-deliverable arrangements that include software that is more than incidental to the products or services as a whole (software multiple-deliverable arrangements), software and software-related elements are accounted for in accordance with software revenue recognition guidance. Software-related elements include software products and services for which a software deliverable is essential to its functionality. Tangible products containing software components and non-software components that function together to deliver the tangible product’s essential functionality are not within the scope of software revenue recognition guidance and are accounted for based on other applicable revenue recognition guidance.

A software multiple-deliverable arrangement is separated into more than one unit of accounting if all of the following criteria are met:

·                  The functionality of the delivered element(s) is not dependent on the undelivered element(s);

·                  There is vendor-specific objective evidence (VSOE) of fair value of the undelivered element(s). VSOE of fair value is based on the price charged when the deliverable is sold separately by the company on a regular basis and not as part of the multiple-deliverable arrangement; and

·                  Delivery of the delivered element(s) represents the culmination of the earnings process for that element(s).

If any one of these criteria are not met, the arrangement is accounted for as one unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each element and there is VSOE of fair value for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on each unit’s relative VSOE of fair value. There may be cases, however, in which there is VSOE of fair value of the undelivered item(s) but no such evidence for the delivered item(s). In these cases, the residual method is used to allocate the arrangement consideration. Under the residual method, the amount of consideration allocated to the delivered item(s) equals the total arrangement consideration less the aggregate VSOE of fair value of the undelivered elements.

The company’s multiple-deliverable arrangements may have a stand-alone software deliverable that is subject to the existing software revenue recognition guidance. The revenue for these multiple-deliverable arrangements is allocated to the software deliverable and the non-software deliverables based on the relative selling prices of all of the deliverables in the arrangement using the hierarchy: VSOE, third-party evidence (TPE) or best estimate of selling price (BESP). In the limited circumstances where the company cannot determine VSOE or TPE of the selling price for all of the deliverables in the arrangement, including the software deliverable, BESP is used for the purpose of performing this allocation.

Financing

Financing

Financing income attributable to sales-type leases, direct financing leases and loans is recognized on the accrual basis using the effective interest method. Operating lease income is recognized on a straight-line basis over the term of the lease.

Best Estimate of Selling Price

Best Estimate of Selling Price

In certain limited instances, the company is not able to establish VSOE for all elements in a multiple-deliverable arrangement. When VSOE cannot be established, the company attempts to establish the selling price of each element based on TPE. TPE is determined based on competitor prices for similar deliverables when sold separately.

When the company is unable to establish selling price using VSOE or TPE, the company uses BESP in its allocation of arrangement consideration. The objective of BESP is to determine the price at which the company would transact a sale if the product or service were sold on a stand-alone basis. Due to the fact that the company sells its products and services on a stand-alone basis, and therefore has established VSOE for its products and services offerings, the company uses BESP to determine the relative selling price for a product or service in a multiple-deliverable arrangement on an infrequent basis. An example of when BESP would be used is when the company sells a new product, for which VSOE and TPE does not yet exist, in a multiple-deliverable arrangement prior to selling the new product on a stand-alone basis.

The company determines BESP by considering multiple factors including, but not limited to, overall market conditions, including geographic or regional specific factors, competitive positioning, competitor actions, internal costs, profit objectives and pricing practices. The determination of BESP is a formal process that includes review and approval by the company’s management. In addition, the company regularly reviews VSOE and TPE for its products and services, in addition to BESP.

Services Costs

Services Costs

Recurring operating costs for services contracts, including costs related to bid and proposal activities, are recognized as incurred. For fixed-price design and build contracts, the costs of external hardware and software accounted for under the POC method are deferred and recognized based on the labor costs incurred to date, as a percentage of the total estimated labor costs to fulfill the contract. Certain eligible, nonrecurring costs incurred in the initial phases of outsourcing contracts are deferred and subsequently amortized. These costs consist of transition and setup costs related to the installation of systems and processes and are amortized on a straight-line basis over the expected period of benefit, not to exceed the term of the contract. Additionally, fixed assets associated with outsourcing contracts are capitalized and depreciated on a straight-line basis over the expected useful life of the asset. If an asset is contract specific, then the depreciation period is the shorter of the useful life of the asset or the contract term. Amounts paid to clients in excess of the fair value of acquired assets used in outsourcing arrangements are deferred and amortized on a straight-line basis as a reduction of revenue over the expected period of benefit not to exceed the term of the contract. The company performs periodic reviews to assess the recoverability of deferred contract transition and setup costs. This review is done by comparing the estimated minimum remaining undiscounted cash flows of a contract to the unamortized contract costs. If such minimum undiscounted cash flows are not sufficient to recover the unamortized costs, a loss is recognized.

Deferred services transition and setup costs were $2,589 million and $2,614 million at December 31, 2011 and 2010, respectively. Amortization expense of deferred services transition and setup costs is estimated at December 31, 2011 to be $844 million in 2012, $652 million in 2013, $477 million in 2014, $314 million in 2015 and $302 million thereafter.

Deferred amounts paid to clients in excess of the fair value of acquired assets used in outsourcing arrangements were $65 million and $78 million at December 31, 2011 and 2010, respectively. Amortization of deferred amounts paid to clients in excess of the fair value of acquired assets is recorded as an offset of revenue and is estimated at December 31, 2011 to be $25 million in 2012, $18 million in 2013, $16 million in 2014, $5 million in 2015 and $1 million thereafter. In situations in which an outsourcing contract is terminated, the terms of the contract may require the client to reimburse the company for the recovery of unbilled accounts receivable, unamortized deferred costs incurred to purchase specific assets utilized in the delivery of services and to pay any additional costs incurred by the company to transition the services.

Software Costs

Software Costs

Costs that are related to the conceptual formulation and design of licensed software programs are expensed as incurred to research, development and engineering expense; costs that are incurred to produce the finished product after technological feasibility has been established are capitalized as an intangible asset. Capitalized amounts are amortized on a straight-line basis over periods ranging up to three years. The company performs periodic reviews to ensure that unamortized program costs remain recoverable from future revenue. Costs to support or service licensed programs are charged to software cost as incurred.

The company capitalizes certain costs that are incurred to purchase or to create and implement internal-use software programs, including software coding, installation, testing and certain data conversions. These capitalized costs are amortized on a straight-line basis over periods up to two years and are recorded in selling, general and administrative expense. See note I, “Intangible Assets Including Goodwill,” on pages 105 and 106.

Product Warranties

Product Warranties

The company offers warranties for its hardware products that generally range up to three years, with the majority being either one or three years. Estimated costs for warranty terms standard to the deliverable are recognized when revenue is recorded for the related deliverable. The company estimates its warranty costs standard to the deliverable based on historical warranty claim experience and applies this estimate to the revenue stream for products under warranty. Estimated future costs for warranties applicable to revenue recognized in the current period are charged to cost of revenue. The warranty liability is reviewed quarterly to verify that it properly reflects the remaining obligation based on the anticipated expenditures over the balance of the obligation period. Adjustments are made when actual warranty claim experience differs from estimates. Costs from fixed-price support or maintenance contracts, including extended warranty contracts, are recognized as incurred.

Revenue from separately priced extended warranty contracts is recorded as deferred income and subsequently recognized on a straight-line basis over the delivery period. Changes in the company’s deferred income for extended warranty contracts and warranty liability for standard warranties, which are included in other accrued expenses and liabilities and other liabilities in the Consolidated Statement of Financial Position, are presented in the following tables:

Standard Warranty Liability

($ in millions)

	2011	2010
Balance at January 1	$375	$316
Current period accruals	435	407
Accrual adjustments to reflect actual experience	18	69
Charges incurred	(420)	(418)
Balance at December 31	$407	$375

Extended Warranty Liability (Deferred Income)

($ in millions)

	2011	2010
Balance at January 1	$670	$665
Revenue deferred for new extended warranty contracts	314	329
Amortization of deferred revenue	(330)	(301)
Other*	(19)	(22)
Balance at December 31	$636	$670
Current portion	$301	$315
Noncurrent portion	335	355
Balance at December 31	$636	$670

* Other consists primarily of foreign currency translation adjustments.

Shipping and Handling
Shipping and Handling Costs related to shipping and handling are recognized as incurred and included in cost in the Consolidated Statement of Earnings.

Selling, General and Administrative

Selling, General and Administrative

Selling, general and administrative (SG&A) expense is charged to income as incurred. Expenses of promoting and selling products and services are classified as selling expense and include such items as compensation, advertising, sales commissions and travel. General and administrative expense includes such items as compensation, office supplies, non-income taxes, insurance and office rental. In addition, general and administrative expense includes other operating items such as an allowance for credit losses, workforce rebalancing accruals for contractually obligated payments to employees terminated in the ongoing course of business, acquisition costs related to business combinations, amortization of certain intangible assets and environmental remediation costs.

Advertising and Promotional Expense

Advertising and Promotional Expense

The company expenses advertising and promotional costs when incurred. Cooperative advertising reimbursements from vendors are recorded net of advertising and promotional expense in the period in which the related advertising and promotional expense is incurred. Advertising and promotional expense, which includes media, agency and promotional expense, was $1,373 million, $1,337 million and $1,255 million in 2011, 2010 and 2009, respectively, and is recorded in SG&A expense in the Consolidated Statement of Earnings.

Research, Development and Engineering

Research, Development and Engineering

Research, development and engineering (RD&E) costs are expensed as incurred. Software costs that are incurred to produce the finished product after technological feasibility has been established are capitalized as an intangible asset. See “Software Costs” on page 79.

Intellectual Property and Custom Development Income

Intellectual Property and Custom Development Income

The company licenses and sells the rights to certain of its intellectual property (IP) including internally developed patents, trade secrets and technological know-how. Certain IP transactions to third parties are licensing/royalty-based and others are transaction-based sales and other transfers. Licensing/royalty-based fees involve transfers in which the company earns the income over time, or the amount of income is not fixed or determinable until the licensee sells future related products (i.e., variable royalty, based upon licensee’s revenue). Sales and other transfers typically include transfers of IP whereby the company has fulfilled its obligations and the fee received is fixed or determinable at the transfer date. The company also enters into cross-licensing arrangements of patents, and income from these arrangements is recorded only to the extent cash is received. Furthermore, the company earns income from certain custom development projects for strategic technology partners and specific clients. The company records the income from these projects when the fee is realized or realizable and earned, is not refundable and is not dependent upon the success of the project.

Other (Income) and Expense

Other (Income) and Expense

Other (income) and expense includes interest income (other than from Global Financing external business transactions), gains and losses on certain derivative instruments, gains and losses from securities and other investments, gains and losses from certain real estate transactions, foreign currency transaction gains and losses, gains and losses from the sale of businesses and amounts related to accretion of asset retirement obligations.

Business Combinations and Intangible Assets Including Goodwill

Business Combinations and Intangible Assets Including Goodwill

The company accounts for business combinations using the acquisition method and accordingly, the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree are recorded at their acquisition date fair values. Goodwill represents the excess of the purchase price over the fair value of net assets, including the amount assigned to identifiable intangible assets. The primary drivers that generate goodwill are the value of synergies between the acquired entities and the company and the acquired assembled workforce, neither of which qualifies as an identifiable intangible asset. Identifiable intangible assets with finite lives are amortized over their useful lives. Amortization of completed technology is recorded in cost, and amortization of all other intangible assets is recorded in SG&A expense. See note C, “Acquisitions/Divestitures,” on pages 89 to 93 and note I, “Intangible Assets Including Goodwill,” on pages 105 and 106, for additional information. Acquisition-related costs, including advisory, legal, accounting, valuation and other costs, are expensed in the periods in which the costs are incurred. The results of operations of acquired businesses are included in the Consolidated Financial Statements from the acquisition date.

Impairment

Impairment

Long-lived assets, other than goodwill, are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Goodwill is tested annually, in the fourth quarter, for impairment, or sooner when circumstances indicate an impairment may exist, using a qualitative analysis at the reporting unit level. A reporting unit is the operating segment, or a business, which is one level below that operating segment (the “component” level) if discrete financial information is prepared and regularly reviewed by management at the segment level. Components are aggregated as a single reporting unit if they have similar economic characteristics.

Depreciation and Amortization

Depreciation and Amortization

Property, plant and equipment are carried at cost and depreciated over their estimated useful lives using the straight-line method. The estimated useful lives of certain depreciable assets are as follows: buildings, 30 to 50 years; building equipment, 10 to 20 years; land improvements, 20 years; plant, laboratory and office equipment, 2 to 20 years; and computer equipment, 1.5 to 5 years. Leasehold improvements are amortized over the shorter of their estimated useful lives or the related lease term, rarely exceeding 25 years.

Capitalized software costs incurred or acquired after technological feasibility has been established are amortized over periods ranging up to 3 years. Capitalized costs for internal-use software are amortized on a straight-line basis over periods up to 2 years. (See “Software Costs” on page 79 for additional information). Other intangible assets are amortized over periods between 1 and 7 years.

Environmental

Environmental

The cost of internal environmental protection programs that are preventative in nature are expensed as incurred. When a cleanup program becomes likely, and it is probable that the company will incur cleanup costs and those costs can be reasonably estimated, the company accrues remediation costs for known environmental liabilities. The company’s maximum exposure for all environmental liabilities cannot be estimated and no amounts are recorded for environmental liabilities that are not probable or estimable.

Asset Retirement Obligations

Asset Retirement Obligations

Asset retirement obligations (ARO) are legal obligations associated with the retirement of long-lived assets. These liabilities are initially recorded at fair value and the related asset retirement costs are capitalized by increasing the carrying amount of the related assets by the same amount as the liability. Asset retirement costs are subsequently depreciated over the useful lives of the related assets. Subsequent to initial recognition, the company records period-to-period changes in the ARO liability resulting from the passage of time in interest expense and revisions to either the timing or the amount of the original expected cash flows to the related assets.

Defined Benefit Pension and Nonpension Postretirement Benefit Plans

Defined Benefit Pension and Nonpension Postretirement Benefit Plans

The funded status of the company’s defined benefit pension plans and nonpension postretirement benefit plans (retirement-related benefit plans) is recognized in the Consolidated Statement of Financial Position. The funded status is measured as the difference between the fair value of plan assets and the benefit obligation at December 31, the measurement date. For defined benefit pension plans, the benefit obligation is the projected benefit obligation (PBO), which represents the actuarial present value of benefits expected to be paid upon retirement based on employee services already rendered and estimated future compensation levels. For the nonpension postretirement benefit plans, the benefit obligation is the accumulated postretirement benefit obligation (APBO), which represents the actuarial present value of postretirement benefits attributed to employee services already rendered. The fair value of plan assets represents the current market value of cumulative company and participant contributions made to an irrevocable trust fund, held for the sole benefit of participants, which are invested by the trust fund. Overfunded plans, with the fair value of plan assets exceeding the benefit obligation, are aggregated and recorded as a prepaid pension asset equal to this excess. Underfunded plans, with the benefit obligation exceeding the fair value of plan assets, are aggregated and recorded as a retirement and nonpension postretirement benefit obligation equal to this excess.

The current portion of the retirement and nonpension post-retirement benefit obligations represents the actuarial present value of benefits payable in the next 12 months exceeding the fair value of plan assets, measured on a plan-by-plan basis. This obligation is recorded in compensation and benefits in the Consolidated Statement of Financial Position.

Net periodic pension and nonpension postretirement benefit cost/(income) is recorded in the Consolidated Statement of Earnings and includes service cost, interest cost, expected return on plan assets, amortization of prior service costs/(credits) and (gains)/losses previously recognized as a component of other comprehensive income/(loss) and amortization of the net transition asset remaining in accumulated other comprehensive income/(loss). Service cost represents the actuarial present value of participant benefits earned in the current year. Interest cost represents the time value of money cost associated with the passage of time. Certain events, such as changes in the employee base, plan amendments and changes in actuarial assumptions, result in a change in the benefit obligation and the corresponding change in other comprehensive income/(loss). The result of these events is amortized as a component of net periodic cost/(income) over the service lives or life expectancy of the participants, depending on the plan, provided such amounts exceed thresholds which are based upon the benefit obligation or the value of plan assets. Net periodic cost/(income) is recorded in cost, SG&A and RD&E in the Consolidated Statement of Earnings based on the employees’ respective function.

(Gains)/losses and prior service costs/(credits) not recognized as a component of net periodic cost/(income) in the Consolidated Statement of Earnings as they arise are recognized as a component of other comprehensive income in the Consolidated Statement of Comprehensive Income. Those (gains)/losses and prior service costs/(credits) are subsequently recognized as a component of net periodic cost/(income) pursuant to the recognition and amortization provisions of applicable accounting guidance. (Gains)/losses arise as a result of differences between actual experience and assumptions or as a result of changes in actuarial assumptions. Prior service costs/(credits) represent the cost of benefit changes attributable to prior service granted in plan amendments.

The measurement of benefit obligations and net periodic cost/(income) is based on estimates and assumptions approved by the company’s management. These valuations reflect the terms of the plans and use participant-specific information such as compensation, age and years of service, as well as certain assumptions, including estimates of discount rates, expected return on plan assets, rate of compensation increases, interest crediting rates and mortality rates.

Defined Contribution Plans

Defined Contribution Plans

The company’s contribution for defined contribution plans is recorded when the employee renders service to the company, essentially coinciding with the cash contributions to the plans. The charge is recorded in cost, SG&A and RD&E in the Consolidated Statement of Earnings based on the employees’ respective function.

Stock-Based Compensation

Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to employees. The company measures stock-based compensation cost at the grant date, based on the estimated fair value of the award and recognizes the cost on a straight-line basis (net of estimated forfeitures) over the employee requisite service period. The company estimates the fair value of stock options using a Black-Scholes valuation model. The company also grants its employees Restricted Stock Units (RSUs), including Retention Restricted Stock Units (RRSUs), and Performance Share Units (PSUs). RSUs are stock awards granted to employees that entitle the holder to shares of common stock as the award vests, typically over a one-to five-year period. The fair value of the awards is determined and fixed on the grant date based on the company’s stock price, adjusted for the exclusion of dividend equivalents. All stock-based compensation cost is recorded in cost, SG&A, and RD&E in the Consolidated Statement of Earnings based on the employees’ respective function.

The company records deferred tax assets for awards that result in deductions on the company’s income tax returns, based on the amount of compensation cost recognized and the statutory tax rate in the jurisdiction in which it will receive a deduction. Differences between the deferred tax assets recognized for financial reporting purposes and the actual tax deduction reported on the income tax return are recorded in additional paid-in capital (if the tax deduction exceeds the deferred tax asset) or in the Consolidated Statement of Earnings (if the deferred tax asset exceeds the tax deduction and no additional paid-in capital exists from previous awards). See note R, “Stock-Based Compensation,” on pages 118 to 121 for additional information.

Income Taxes

Income Taxes

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the tax effect of temporary differences between asset and liability amounts that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. These deferred taxes are measured by applying currently enacted tax laws. Valuation allowances are recognized to reduce deferred tax assets to the amount that will more likely than not be realized. In assessing the need for a valuation allowance, management considers all available evidence for each jurisdiction including past operating results, estimates of future taxable income and the feasibility of ongoing tax planning strategies. When the company changes its determination as to the amount of deferred tax assets that can be realized, the valuation allowance is adjusted with a corresponding impact to income tax expense in the period in which such determination is made.

The company recognizes tax liabilities when, despite the company’s belief that its tax return positions are supportable, the company believes that certain positions may not be fully sustained upon review by tax authorities. Benefits from tax positions are measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. The current portion of tax liabilities is included in taxes and the noncurrent portion of tax liabilities is included in other liabilities in the Consolidated Statement of Financial Position. To the extent that new information becomes available which causes the company to change its judgment regarding the adequacy of existing tax liabilities, such changes to tax liabilities will impact income tax expense in the period in which such determination is made. Interest and penalties, if any, related to accrued liabilities for potential tax assessments are included in income tax expense.

Translation of Non-U.S. Currency Amounts

Translation of Non-U.S. Currency Amounts

Assets and liabilities of non-U.S. subsidiaries that have a local functional currency are translated to United States (U.S.) dollars at year-end exchange rates. Translation adjustments are recorded in other comprehensive income. Income and expense items are translated at weighted-average rates of exchange prevailing during the year.

Inventories, property, plant and equipment—net and other non-monetary assets and liabilities of non-U.S. subsidiaries and branches that operate in U.S. dollars are translated at the approximate exchange rates prevailing when the company acquired the assets or liabilities. All other assets and liabilities denominated in a currency other than U.S. dollars are translated at year-end exchange rates with the transaction gain or loss recognized in other (income) and expense. Cost of sales and depreciation are translated at historical exchange rates. All other income and expense items are translated at the weighted-average rates of exchange prevailing during the year. These translation gains and losses are included in net income for the period in which exchange rates change.

Derivatives Financial Instruments

Derivative Financial Instruments

All derivatives are recognized in the Consolidated Statement of Financial Position at fair value and are reported in prepaid expenses and other current assets, investments and sundry assets, other accrued expenses and liabilities or other liabilities. Classification of each derivative as current or noncurrent is based upon whether the maturity of the instrument is less than or greater than 12 months. To qualify for hedge accounting, the company requires that the instruments be effective in reducing the risk exposure that they are designated to hedge. For instruments that hedge cash flows, hedge designation criteria also require that it be probable that the underlying transaction will occur. Instruments that meet established accounting criteria are formally designated as hedges. These criteria demonstrate that the derivative is expected to be highly effective at offsetting changes in fair value or cash flows of the underlying exposure both at inception of the hedging relationship and on an ongoing basis. The method of assessing hedge effectiveness and measuring hedge ineffectiveness is formally documented at hedge inception. The company assesses hedge effectiveness and measures hedge ineffectiveness at least quarterly throughout the designated hedge period.

Where the company applies hedge accounting, the company designates each derivative as a hedge of: (1) the fair value of a recognized financial asset or liability or of an unrecognized firm commitment (fair value hedge attributable to interest rate or foreign currency risk); (2) the variability of anticipated cash flows of a forecasted transaction or the cash flows to be received or paid related to a recognized financial asset or liability (cash flow hedge attributable to interest rate or foreign currency risk); or (3) a hedge of a long-term investment (net investment hedge) in a foreign operation. In addition, the company may enter into derivative contracts that economically hedge certain of its risks, even though hedge accounting does not apply or the company elects not to apply hedge accounting. In these cases, there exists a natural hedging relationship in which changes in the fair value of the derivative, which are recognized currently in net income, act as an economic offset to changes in the fair value of the underlying hedged item(s).

Changes in the fair value of a derivative that is designated as a fair value hedge, along with offsetting changes in the fair value of the underlying hedged exposure, are recorded in earnings each period. For hedges of interest rate risk, the fair value adjustments are recorded as adjustments to interest expense and cost of financing in the Consolidated Statement of Earnings. For hedges of currency risk associated with recorded financial assets or liabilities, derivative fair value adjustments are recognized in other (income) and expense in the Consolidated Statement of Earnings. Changes in the fair value of a derivative that is designated as a cash flow hedge are recorded, net of applicable taxes, in other comprehensive income, in the Consolidated Statement of Comprehensive Income. When net income is affected by the variability of the underlying cash flow, the applicable offsetting amount of the gain or loss from the derivative that is deferred in equity is released to net income and reported in interest expense, cost, SG&A expense or other (income) and expense in the Consolidated Statement of Earnings based on the nature of the underlying cash flow hedged. Effectiveness for net investment hedging derivatives is measured on a spot-to-spot basis. The effective portion of changes in the fair value of net investment hedging derivatives and other non-derivative financial instruments designated as net investment hedges are recorded as foreign currency translation adjustments in other comprehensive income. Changes in the fair value of the portion of a net investment hedging derivative excluded from the effectiveness assessment are recorded in interest expense. If the underlying hedged item in a fair value hedge ceases to exist, all changes in the fair value of the derivative are included in net income each period until the instrument matures. When the derivative transaction ceases to exist, a hedged asset or liability is no longer adjusted for changes in its fair value except as required under other relevant accounting standards. Derivatives that are not designated as hedges, as well as changes in the fair value of derivatives that do not effectively offset changes in the fair value of the underlying hedged item throughout the designated hedge period (collectively, “ineffectiveness”), are recorded in net income each period and are reported in other (income) and expense. When a cash flow hedging relationship is discontinued, the net gain or loss in accumulated other comprehensive income must generally remain in accumulated other comprehensive income/(loss) in the Consolidated Statement of Changes in Equity until the item that was hedged affects earnings. However, when it is probable that a forecasted transaction will not occur by the end of the originally specified time period or within an additional two-month period thereafter, the net gain or loss in accumulated other comprehensive income must be reclassified into earnings immediately. The company reports cash flows arising from derivative financial instruments designated as fair value or cash flow hedges consistent with the classification of cash flows from the underlying hedged items that these derivatives are hedging. Accordingly, the cash flows associated with derivatives designated as fair value or cash flow hedges are classified in cash flows from operating activities in the Consolidated Statement of Cash Flows. Cash flows from derivatives designated as net investment hedges and derivatives that do not qualify as hedges are reported in cash flows from investing activities. For currency swaps designated as hedges of foreign currency denominated debt (included in the company’s debt risk management program as addressed in note D. “Financial Instruments,” on pages 96 to 100), cash flows directly associated with the settlement of the principal element of these swaps are reported in payments to settle debt in cash flows from financing activities in the Consolidated Statement of Cash Flows.

Financial Instruments

Financial Instruments

In determining the fair value of its financial instruments, the company uses a variety of methods and assumptions that are based on market conditions and risks existing at each balance sheet date. Refer to note D, “Financial Instruments,” on pages 93 to 96 for further information. All methods of assessing fair value result in a general approximation of value, and such value may never actually be realized.

Fair Value Measurement

Fair Value Measurement

Accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Under this guidance, the company is required to classify certain assets and liabilities based on the following fair value hierarchy:

·                  Level 1—Quoted prices in active markets that are unadjusted and accessible at the measurement date for identical, unrestricted assets or liabilities;

·                  Level 2—Quoted prices for identical assets and liabilities in markets that are not active, quoted prices for similar assets and liabilities in active markets or financial instruments for which significant inputs are observable, either directly or indirectly; and

·                  Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable, including the company’s own assumptions in determining fair value.

The guidance requires the use of observable market data if such data is available without undue cost and effort.

When available, the company uses unadjusted quoted market prices to measure the fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon internally developed models that use current market-based or independently sourced market parameters such as interest rates and currency rates. Items valued using internally generated models are classified according to the lowest level input or value driver that is significant to the valuation.

The determination of fair value considers various factors including interest rate yield curves and time value underlying the financial instruments. For derivatives and debt securities, the company uses a discounted cash flow analysis using discount rates commensurate with the duration of the instrument.

In determining the fair value of financial instruments, the company considers certain market valuation adjustments to the “base valuations” calculated using the methodologies described below for several parameters that market participants would consider in determining fair value:

·                  Counterparty credit risk adjustments are applied to financial instruments, taking into account the actual credit risk of a counterparty as observed in the credit default swap market to determine the true fair value of such an instrument.

·                  Credit risk adjustments are applied to reflect the company’s own credit risk when valuing all liabilities measured at fair value. The methodology is consistent with that applied in developing counterparty credit risk adjustments, but incorporates the company’s own credit risk as observed in the credit default swap market.

As an example, the fair value of derivatives is derived by a discounted cash flow model using observable market inputs such as known notional value amounts, yield curves, spot and forward exchange rates as well as discount rates. These inputs relate to liquid, heavily traded currencies with active markets which are available for the full term of the derivative.

Certain financial assets are measured at fair value on a nonrecurring basis. These assets include equity method investments that are recognized at fair value at the end of the period to the extent that they are deemed to be other-than-temporarily impaired. Certain assets that are measured at fair value on a recurring basis can be subject to nonrecurring fair value measurements. These assets include public cost method investments that are deemed to be other-than-temporarily impaired. In the event of an other-than-temporary impairment of a financial instrument, fair value is measured using a model described above.

Accounting guidance permits the measurement of eligible financial assets, financial liabilities and firm commitments at fair value, on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value under other accounting standards. This election is irrevocable. The company does not apply the fair value option to any eligible assets or liabilities.

Cash Equivalents
Cash Equivalents All highly liquid investments with maturities of three months or less at the date of purchase are considered to be cash equivalents.

Marketable Securities

Marketable Securities

Debt securities included in current assets represent securities that are expected to be realized in cash within one year of the balance sheet date. Long-term debt securities that are not expected to be realized in cash within one year and alliance equity securities are included in investments and sundry assets. Debt and marketable equity securities are considered available for sale and are reported at fair value with unrealized gains and losses, net of applicable taxes, recorded in other comprehensive income/(loss). The realized gains and losses for available-for-sale securities are included in other (income) and expense in the Consolidated Statement of Earnings. Realized gains and losses are calculated based on the specific identification method.

In determining whether an other-than-temporary decline in market value has occurred, the company considers the duration that, and extent to which, the fair value of the investment is below its cost, the financial condition and near-term prospects of the issuer or underlying collateral of a security; and the company’s intent and ability to retain the security in order to allow for an anticipated recovery in fair value. Other-than-temporary declines in fair value from amortized cost for available-for-sale equity and debt securities that the company intends to sell or would more-likely-than-not be required to sell before the expected recovery of the amortized cost basis are charged to other (income) and expense in the period in which the loss occurs. For debt securities that the company has no intent to sell and believes that it more-likely-than-not will not be required to sell prior to recovery, only the credit loss component of the impairment is recognized in other (income) and expense, while the remaining loss is recognized in other comprehensive income/(loss). The credit loss component recognized in other (income) and expense is identified as the amount of the principal cash flows not expected to be received over the remaining term of the debt security as projected using the company’s cash flow projections.

Inventories

Inventories

Raw materials, work in process and finished goods are stated at the lower of average cost or market. Cash flows related to the sale of inventories are reflected in net cash from operating activities in the Consolidated Statement of Cash Flows.

Allowance for Credit Losses

Allowance for Credit Losses

Receivables are recorded concurrent with billing and shipment of a product and/or delivery of a service to customers. A reasonable estimate of probable net losses on the value of customer receivables is recognized by establishing an allowance for credit losses.

Notes and Accounts Receivable-Trade
Notes and Accounts Receivable—Trade An allowance for uncollectible trade receivables is estimated based on a combination of write-off history, aging analysis and any specific, known troubled accounts.

Financing Receivables

Financing Receivables

Financing receivables include sales-type leases, direct financing leases and loans. Leases are accounted for in accordance with lease accounting standards. Loan receivables are financial assets recorded at amortized cost which approximates fair value. The company determines its allowances for credit losses on financing receivables based on two portfolio segments: lease receivables and loan receivables (see note F, “Financing Receivables,” on pages 101 to 104). The company further segments the portfolio via two classes: major markets and growth markets.

When calculating the allowances, the company considers its ability to mitigate a potential loss by repossessing leased equipment and by considering the current fair market value of any other collateral. The value of the equipment is the net realizable value. The allowance for credit losses for capital leases, installment sales and customer loans includes an assessment of the entire balance of the capital lease or loan, including amounts not yet due. The methodologies that the company uses to calculate its receivables reserves, which are applied consistently to its different portfolios, are as follows:

Individually Evaluated—The company reviews all financing receivables considered at risk on a quarterly basis. The review primarily consists of an analysis based upon current information available about the customer, such as financial statements, news reports, published credit ratings, current market-implied credit analysis, as well as the current economic environment, collateral net of repossession cost and prior collection history. For loans that are collateral dependent, impairment is measured using the fair value of the collateral when foreclosure is probable. Using this information, the company determines the expected cash flow for the receivable and calculates an estimate of the potential loss and the probability of loss. For those accounts in which the loss is probable, the company records a specific reserve.

Collectively Evaluated—The company records an unallocated reserve that is calculated by applying a reserve rate to its different portfolios, excluding accounts that have been specifically reserved. This reserve rate is based upon credit rating, probability of default, term, characteristics (lease/loan), and loss history. Factors that could result in actual receivable losses that are materially different from the estimated reserve include sharp changes in the economy, or a significant change in the economic health of a particular customer that represents a concentration in the company’s receivables portfolio.

Other Credit Related Policies

Other Credit Related Policies

Non-Accrual—Certain receivables for which the company has recorded a specific reserve may also be placed on non-accrual status. Non-accrual assets are those receivables (impaired loans or nonperforming leases) with specific reserves and other accounts for which it is likely that the company will be unable to collect all amounts due according to original terms of the lease or loan agreement. Income recognition is discontinued on these receivables. Cash collections are first applied as a reduction to principal outstanding. Any cash received in excess of principal payments outstanding is recognized as interest income. Receivables may be removed from non-accrual status, if appropriate, based upon changes in client circumstances.

Write Off—Receivable losses are charged against the allowance when management believes the uncollectibility of the receivable is confirmed. Subsequent recoveries, if any, are credited to the allowance.

Past Due—The company views receivables as past due when payment has not been received after 90 days, measured from the original billing date.

Impaired Loans—As stated above, the company evaluates all financing receivables considered at-risk, including loans, for impairment on a quarterly basis. The company considers any loan with an individually evaluated reserve as an impaired loan. Depending on the level of impairment, loans will also be placed on non-accrual status as appropriate. Client loans are primarily for software and services and are unsecured. These loans are subjected to credit analysis to evaluate the associated risk and, when deemed necessary, actions are taken to mitigate risks in the loan agreements which include covenants to protect against credit deterioration during the life of the obligation.

Estimated Residual Values of Lease Assets

Estimated Residual Values of Lease Assets

The recorded residual values of lease assets are estimated at the inception of the lease to be the expected fair value of the assets at the end of the lease term. The company periodically reassesses the realizable value of its lease residual values. Any anticipated increases in specific future residual values are not recognized before realization through remarketing efforts. Anticipated decreases in specific future residual values that are considered to be other-than-temporary are recognized immediately upon identification and are recorded as an adjustment to the residual value estimate. For sales-type and direct-financing leases, this reduction lowers the recorded net investment and is recognized as a loss charged to financing income in the period in which the estimate is changed, as well as an adjustment to unearned income to reduce future-period financing income.

Common Stock

Common Stock

Common stock refers to the $.20 par value per share capital stock as designated in the company’s Certificate of Incorporation. Treasury stock is accounted for using the cost method. When treasury stock is reissued, the value is computed and recorded using a weighted-average basis.

Earnings Per Share of Common Stock

Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method. The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings. Basic EPS of common stock is computed by dividing net income by the weighted-average number of common shares outstanding for the period. Diluted EPS of common stock is computed on the basis of the weighted-average number of shares of common stock plus the effect of dilutive potential common shares outstanding during the period using the treasury stock method. Dilutive potential common shares include outstanding stock options, stock awards and convertible notes. See note P, “Earnings Per Share of Common Stock,” on page 117 for additional information.

Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies
Changes in warranty liabilities

Standard Warranty Liability

($ in millions)

	2011	2010
Balance at January 1	$375	$316
Current period accruals	435	407
Accrual adjustments to reflect actual experience	18	69
Charges incurred	(420)	(418)
Balance at December 31	$407	$375

Extended Warranty Liability (Deferred Income)

($ in millions)

	2011	2010
Balance at January 1	$670	$665
Revenue deferred for new extended warranty contracts	314	329
Amortization of deferred revenue	(330)	(301)
Other*	(19)	(22)
Balance at December 31	$636	$670
Current portion	$301	$315
Noncurrent portion	335	355
Balance at December 31	$636	$670

* Other consists primarily of foreign currency translation adjustments.

Acquisitions/Divestitures (Tables)	12 Months Ended
Dec. 31, 2011
Acquisitions/Divestitures
Business acquisition, purchase price allocation

2011 Acquisitions

($ in millions)

	Amortization	Total
	Life (in Years)	Acquisitions
Current assets		$251
Fixed assets/noncurrent assets		88
Intangible assets
Goodwill	N/A	1,291
Completed technology	7	320
Client relationships	7	222
Patents/trademarks	1 to 7	17
Total assets acquired		2,190
Current liabilities		(191)
Noncurrent liabilities		(150)
Total liabilities assumed		(341)
Total purchase price		$1,849

N/A—Not applicable

2010 Acquisitions

($ in millions)

	Amortization		Sterling	Other
	Life (in Years)	Netezza	Commerce	Acquisitions
Current assets		$218	$196	$377
Fixed assets/noncurrent assets		73	106	209
Intangible assets
Goodwill	N/A	1,410	1,032	2,312
Completed technology	3 to 7	202	218	493
Client relationships	2 to 7	52	244	293
In-process R&D	5	4	—	17
Patents/trademarks	1 to 7	16	14	27
Total assets acquired		1,975	1,810	3,728
Current liabilities		(9)	(129)	(161)
Noncurrent liabilities		(120)	(266)	(291)
Total liabilities assumed		(128)	(395)	(452)
Total purchase price		$1,847	$1,415	$3,277

N/A—Not applicable

2009 Acquisitions

($ in millions)

	Amortization Life		Other
	(in Years)	SPSS	Acquisitions
Current assets		$397	$13
Fixed assets/noncurrent assets		20	1
Intangible assets
Goodwill	N/A	748	255
Completed technology	4 to 7	105	39
Client relationships	5 to 7	30	20
Other identifiable assets	1 to 7	36	1
Total assets acquired		1,336	330
Current liabilities		(157)	(34)
Noncurrent liabilities		(2)	0
Total liabilities assumed		(160)	(35)
Total purchase price		$1,177	$295

N/A—Not applicable

Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2011
Financial Instruments
Financial assets and financial liabilities measured at fair value on a recurring basis

($ in millions)

At December 31, 2011:	Level 1	Level 2	Level 3	Total
Assets
Cash equivalents(1)
Time deposits and certificates of deposit	$—	$2,082	$—	$2,082
Commercial paper	—	1,760	—	1,760
Money market funds	1,886	—	—	1,886
U.S. government securities	—	2,750	—	2,750
Other securities	—	8	—	8
Total	1,886	6,600	—	8,486	(5)
Debt securities—noncurrent(2)	1	7	—	8
Available-for-sale equity investments(2)	69	14	—	83
Derivative assets(3)
Interest rate contracts	—	783	—	783
Foreign exchange contracts	—	510	—	510
Equity contracts	—	7	—	7
Total	—	1,300	—	1,300	(6)
Total assets	$1,956	$7,921	$—	$9,877	(6)
Liabilities
Derivative liabilities(4)
Foreign exchange contracts	$—	$523	$—	$523
Equity contracts	—	8	—	8
Total liabilities	$—	$531	$—	$531	(6)

(1)	Included within cash and cash equivalents in the Consolidated Statement of Financial Position.
(2)	Included within investments and sundry assets in the Consolidated Statement of Financial Position.
(3)

The gross balances of derivative assets contained within prepaid expenses and other current assets, and investments in sundry assets in the Consolidated Statement of Financial Position at December 31, 2011 are $546 million and $754 million, respectively.

(4)

The gross balances of derivative liabilities contained within other accrued expenses and liabilities, and other liabilities in the Consolidated Statement of Financial Position at December 31, 2011 are $365 million and $166 million, respectively.

(5)	Available-for-sale securities with carrying values that approximate fair value.
(6)

If derivative exposures covered by a qualifying master netting agreement had been netted in the Consolidated Statement of Financial Position, the total derivative asset and liability positions would have been reduced by $324 million each.

($ in millions)

At December 31, 2010:	Level 1	Level 2	Level 3	Total
Assets
Cash equivalents(1)
Time deposits and certificates of deposit	$—	$2,473	$—	$2,473
Commercial paper	—	2,673	—	2,673
Money market funds	1,532	—	—	1,532
Canada government securities	—	1,054	—	1,054
U.S. government securities	—	44	—	44
U.S. government agency securities	—	22	—	22
Other securities	—	3	—	3
Total	1,532	6,269	—	7,801	(6)
Debt securities—current(2)
Commercial paper	—	490	—	490
U.S. government securities	—	500	—	500
Other securities	—	1	—	1
Total	—	990	—	990	(6)
Debt securities—noncurrent(3)	1	6	—	7
Available-for-sale equity investments(3)	445	13	—	458
Derivative assets(4)
Interest rate contracts	—	548	—	548
Foreign exchange contracts	—	539	—	539
Equity contracts	—	12	—	12
Total	—	1,099	—	1,099	(7)
Total assets	$1,978	$8,377	$—	$10,355	(7)
Liabilities
Derivative liabilities(5)
Foreign exchange contracts	$—	$1,003	$—	$1,003
Equity contracts	—	3	—	3
Total liabilities	$—	$1,006	$—	$1,006	(7)

(1)	Included within cash and cash equivalents in the Consolidated Statement of Financial Position.
(2)	Reported as marketable securities in the Consolidated Statement of Financial Position.
(3)	Included within investments and sundry assets in the Consolidated Statement of Financial Position.
(4)

The gross balances of derivative assets contained within prepaid expenses and other current assets, and investments and sundry assets in the Consolidated Statement of Financial Position at December 31, 2010 are $511 million and $588 million, respectively.

(5)

The gross balances of derivative liabilities contained within other accrued expenses and liabilities, and other liabilities in the Consolidated Statement of Financial Position at December 31, 2010 are $871 million and $135 million, respectively.

(6)	Available-for-sale securities with carrying values that approximate fair value.
(7)

If derivative exposures covered by a qualifying master netting agreement had been netted in the Consolidated Statement of Financial Position, the total derivative asset and liability positions would have been reduced by $475 million each.

Debt and marketable equity securities available-for-sale and recorded at fair value

($ in millions)

		Gross	Gross
	Adjusted	Unrealized	Unrealized	Fair
At December 31, 2011:	Cost	Gains	Losses	Value
Debt securities—noncurrent(1)
Other securities	$7	$1	$—	$8
Total	$7	$1	$—	$8
Available-for-sale equity investments(1)	$58	$27	$(2)	$83

(1) Included within investments and sundry assets in the Consolidated Statement of Financial Position.

($ in millions)

		Gross	Gross
	Adjusted	Unrealized	Unrealized	Fair
At December 31, 2010:	Cost	Gains	Losses	Value
Debt securities—noncurrent(1)
Other securities	$6	$1	$(0)	$7
Total	$6	$1	$(0)	$7
Available-for-sale equity investments(1)	$194	$264	$(0)	$458

(1) Included within investments and sundry assets in the Consolidated Statement of Financial Position.

Sales of debt and marketable equity securities
  ($ in millions)
For the year ended December 31:	2011	2010	2009
Proceeds	$405	$16	$24
Gross realized gains (before taxes)	232	6	3
Gross realized losses (before taxes)	(0)	(0)	(40)

Unrealized holding gains/(losses) on available-for-sale debt and marketable equity securities
  ($ in millions)
For the year ended December 31:	2011	2010
Net unrealized gains/(losses) arising during the period	$(7)	$51
Net unrealized (gains)/losses reclassified to net income*	(143)	(0)

Fair Value of Derivative Instruments in the Consolidated Statement of Financial Position

($ in millions)

	Fair Value of Derivative Assets			Fair Value of Derivative Liabilities
	Balance			Balance
	Sheet			Sheet
At December 31:	Classification	2011	2010	Classification	2011	2010
Designated as hedging instruments
Interest rate contracts	Prepaid expenses and other current assets	$50	$33	Other accrued expenses and liabilities	$—	$—
	Investments and sundry assets	733	514	Other liabilities	—	—
Foreign exchange contracts	Prepaid expenses and other current assets	407	224	Other accrued expenses and liabilities	273	498
	Investments and sundry assets	—	22	Other liabilities	155	135
	Fair value of derivative assets	$1,190	$794	Fair value of derivative liabilities	$428	$633
Not designated as hedging instruments
Foreign exchange contracts	Prepaid expenses and other current assets	$82	$242	Other accrued expenses and liabilities	$84	$370
	Investments and sundry assets	21	51	Other liabilities	11	—
Equity contracts	Prepaid expenses and other current assets	7	12	Other accrued expenses and liabilities	8	3
	Fair value of derivative assets	$110	$305	Fair value of derivative liabilities	$103	$373
Total debt designated as hedging instruments
Short-term debt		N/A	N/A		$—	$823
Long-term debt		N/A	N/A		1,884	1,746
Total		$1,300	$1,099		$2,415	$3,576

N/A—Not applicable

Effect of Derivative Instruments in the Consolidated Statement of Earnings

($ in millions)

	Gain (Loss) Recognized in Earnings
	Consolidated
	Statement of		Recognized			Attributable to Risk
	Earnings		on Derivatives(1)			Being Hedged(2)
For the year ended December 31:	Line Item	2011	2010	2009	2011	2010	2009
Derivative instruments in fair value hedges
Interest rate contracts	Cost of financing	$271	$241	$(172)	$(117)	$(70)	$344
	Interest expense	205	160	(97)	(89)	(46)	193
Derivative instruments not designated as hedging instruments(1)
Foreign exchange contracts	Other (income) and expense	352	299	(128)	N/A	N/A	N/A
Equity contracts	SG&A expense	42	105	177	N/A	N/A	N/A
Warrants	Other (income) and expense	10	—	—	N/A	N/A	N/A
Total		$880	$805	$(219)	$(206)	$(116)	$537

($ in millions)

	Gain (Loss) Recognized in Earnings and Other Comprehensive Income
				Consolidated					Ineffectiveness and
		Effective Portion		Statement of		Effective Portion			Amounts Excluded from
		Recognized in OCI		Earnings		Reclassified from AOCI			Effectiveness Testing(3)
For the year ended December 31:	2011	2010	2009	Line Item	2011	2010	2009	2011	2010	2009
Derivative instruments in cash flow hedges
Interest rate contracts	$—	$—	$(0)	Interest expense	$(8)	$(8)	$(13)	$—	$—	$—
Foreign exchange contracts	(266)	371	(718)	Other (income) and expense	(247)	(54)	143	(3)	(4)	(3)
				Cost of sales	(182)	(92)	(49)	—	—	—
				SG&A expense	(74)	(49)	14	—	—	—
Instruments in net investment hedges(4)
Foreign exchange contracts	45	178	(162)	Interest expense	0	0	—	(9)	(3)	1
Total	$(221)	$549	$(880)		$(511)	$(203)	$94	$(12)	$(7)	$(2)

(1)             The amount includes changes in clean fair values of the derivative instruments in fair value hedging relationships and the periodic accrual for coupon payments required under these derivative contracts.

(2)             The amount includes basis adjustments to the carrying value of the hedged item recorded during the period and amortization of basis adjustments recorded on de-designated hedging relationships during the period.

(3)             The amount of gain/(loss) recognized in income represents ineffectiveness on hedge relationships.

(4)             Instruments in net investment hedges include derivative and non-derivative instruments.

Inventories (Tables)	12 Months Ended
Dec. 31, 2011
Inventories
Inventories
  ($ in millions)
At December 31:	2011	2010
Finished goods	$589	$432
Work in process and raw materials	2,007	2,018
Total	$2,595	$2,450

Financing Receivables (Tables)	12 Months Ended
Dec. 31, 2011
Financing Receivables
Financing receivables, net of allowances for credit losses, including residual values

($ in millions)

At December 31:	2011	2010
Current
Net investment in sales-type and direct financing leases	$3,765	$3,945
Commercial financing receivables	7,095	6,777
Client loan receivables	5,195	4,718
Installment payment receivables	846	816
Total	$16,901	$16,257
Noncurrent
Net investment in sales-type and direct financing leases	$5,406	$5,384
Commercial financing receivables	34	43
Client loan receivables	4,925	4,734
Installment payment receivables	410	388
Total	$10,776	$10,548

Schedule of financing receivables and allowance for credit losses by portfolio segment

($ in millions)

	Major	Growth
At December 31, 2011:	Markets	Markets	Total
Financing receivables
Lease receivables	$6,510	$1,921	$8,430
Loan receivables	9,077	2,552	11,629
Ending balance	$15,587	$4,472	$20,060
Collectively evaluated for impairment	$15,321	$4,370	$19,692
Individually evaluated for impairment	$266	$102	$368
Allowance for credit losses
Beginning balance at January 1, 2011
Lease receivables	$84	$42	$126
Loan receivables	150	76	226
Total	$234	$119	$353
Write-offs	(68)	(16)	(84)
Provision	39	5	44
Other	(1)	(4)	(5)
Ending balance at December 31, 2011	$203	$104	$307
Lease receivables	$79	$40	$118
Loan receivables	$125	$64	$189
Collectively evaluated for impairment	$82	$15	$96
Individually evaluated for impairment	$122	$89	$211

($ in millions)

	Major	Growth
At December 31, 2010:	Markets	Markets	Total
Financing receivables
Lease receivables	$6,562	$1,983	$8,545
Loan receivables	9,087	1,993	11,080
Ending balance	$15,650	$3,975	$19,625
Collectively evaluated for impairment	$15,199	$3,794	$18,993
Individually evaluated for impairment	$451	$181	$632
Allowance for credit losses
Lease receivables*	$84	$42	$126
Loan receivables*	150	76	226
Ending balance at December 31, 2010	$234	$119	$353
Collectively evaluated for impairment	$60	$11	$71
Individually evaluated for impairment	$174	$108	$282

* Reclassified to conform with 2011 presentation.

Schedule of recorded investment in financing receivables which are on Non-Accrual Status

($ in millions)

At December 31:	2011	2010
Major markets	$46	$69
Growth markets	20	33
Total lease receivables	$66	$101
Major markets	$75	$141
Growth markets	24	123
Total loan receivables	$99	$264
Total receivables	$165	$366

Schedule of impaired client loan receivables

($ in millions)

	Recorded	Related
At December 31, 2011:	Investment	Allowance
Major markets	$110	$70
Growth markets	62	53
Total	$172	$123

($ in millions)

	Recorded	Related
At December 31, 2010:	Investment	Allowance
Major markets	$196	$119
Growth markets	132	68
Total	$328	$187

($ in millions)

			Interest
			Income
	Average	Interest	Recognized
	Recorded	Income	on Cash
At December 31, 2011:	Investment	Recognized	Basis
Major markets	$142	$2	$0
Growth markets	90	0	0
Total	$232	$3	$0

Schedule of gross recorded investment by credit quality indicator

Lease Receivables

($ in millions)

	Major	Growth
At December 31, 2011:	Markets	Markets
Credit rating
Aaa–Aa3	$697	$139
A1–A3	1,459	306
Baa1–Baa3	2,334	654
Ba1–Ba2	1,118	457
Ba3–B1	534	252
B2–B3	260	97
Caa–D	108	15
Total	$6,510	$1,921

Loan Receivables

($ in millions)

	Major	Growth
At December 31, 2011:	Markets	Markets
Credit rating
Aaa–Aa3	$971	$185
A1–A3	2,034	407
Baa1–Baa3	3,255	869
Ba1–Ba2	1,559	607
Ba3–B1	744	335
B2–B3	362	129
Caa–D	151	20
Total	$9,077	$2,552

Lease Receivables*

($ in millions)

	Major	Growth
At December 31, 2010:	Markets	Markets
Credit rating
Aaa–Aa3	$794	$173
A1–A3	1,463	182
Baa1–Baa3	2,494	837
Ba1–Ba2	899	403
Ba3–B1	518	242
B2–B3	230	93
Caa–D	164	54
Total	$6,562	$1,983

* Reclassified to conform with 2011 presentation.

Loan Receivables*

($ in millions)

	Major	Growth
At December 31, 2010:	Markets	Markets
Credit rating
Aaa–Aa3	$1,100	$173
A1–A3	2,026	183
Baa1–Baa3	3,453	841
Ba1–Ba2	1,245	405
Ba3–B1	718	243
B2–B3	318	94
Caa–D	227	54
Total	$9,087	$1,993

* Reclassified to conform with 2011 presentation.

Schedule of past due financing receivables

($ in millions)

				Recorded
	Total		Total	Investment
	Past Due		Financing	> 90 Days
At December 31, 2011:	> 90 Days*	Current	Receivables	and Accruing
Major markets	$6	$6,504	$6,510	$6
Growth markets	9	1,911	1,921	6
Total lease receivables	$16	$8,415	$8,430	$12
Major markets	$23	$9,054	$9,077	$7
Growth markets	22	2,530	2,552	19
Total loan receivables	$46	$11,584	$11,629	$26
Total	$62	$19,998	$20,060	$38

* Does not include accounts that are fully reserved.

($ in millions)

				Recorded
	Total		Total	Investment
	Past Due		Financing	> 90 Days
At December 31, 2010:	> 90 Days*	Current	Receivables	and Accruing
Major markets	$10	$6,552	$6,562	$5
Growth markets	13	1,970	1,983	5
Total lease receivables	$22	$8,523	$8,545	$10
Major markets	$11	$9,076	$9,087	$4
Growth markets	32	1,961	1,993	17
Total loan receivables	$43	$11,037	$11,080	$21
Total	$65	$19,560	$19,625	$31

* Does not include accounts that are fully reserved.

Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment
Property, Plant and Equipment

($ in millions)

At December 31:	2011	2010
Land and land improvements	$786	$777
Buildings and building improvements	9,531	9,414
Plant, laboratory and office equipment	26,843	26,676
Plant and other property—gross	37,160	36,867
Less: Accumulated depreciation	24,703	24,435
Plant and other property—net	12,457	12,432
Rental machines	2,964	3,422
Less: Accumulated depreciation	1,538	1,758
Rental machines—net	1,426	1,665
Total—net	$13,883	$14,096

Investments and Sundry Assets (Tables)	12 Months Ended
Dec. 31, 2011
Investments and Sundry Assets
Investments and Sundry Assets

($ in millions)

At December 31:	2011	2010
Deferred transition and setup costs and other deferred arrangements*	$1,784	$1,853
Derivatives—noncurrent**	753	588
Alliance investments
Equity method	131	122
Non-equity method	127	531
Prepaid software	233	268
Long-term deposits	307	350
Other receivables	208	560
Employee benefit-related	493	409
Prepaid income taxes	261	434
Other assets	598	663
Total	$4,895	$5,778

*                 Deferred transition and setup costs and other deferred arrangements are related to Global Services client arrangements. See note A, “Significant Accounting Policies,” on pages 76 to 86 for additional information.

**          See note D, “Financial Instruments,” on pages 96 through 100 for the fair value of all derivatives reported in the Consolidated Statement of Financial Position.

Intangible Assets Including Goodwill (Tables)	12 Months Ended
Dec. 31, 2011
Intangible Assets Including Goodwill
Intangible asset balances by major asset class

($ in millions)

	Gross		Net
	Carrying	Accumulated	Carrying
At December 31, 2011:	Amount	Amortization	Amount
Intangible asset class
Capitalized software	$1,478	$(678)	$799
Client relationships	1,751	(715)	1,035
Completed technology	2,156	(745)	1,411
In-process R&D	22	(1)	21
Patents/trademarks	207	(88)	119
Other*	29	(22)	7
Total	$5,642	$(2,250)	$3,392

($ in millions)

	Gross		Net
	Carrying	Accumulated	Carrying
At December 31, 2010:	Amount	Amortization	Amount
Intangible asset class
Capitalized software	$1,558	$(726)	$831
Client relationships	1,709	(647)	1,062
Completed technology	2,111	(688)	1,422
In-process R&D	21	(0)	21
Patents/trademarks	211	(71)	140
Other*	39	(28)	11
Total	$5,649	$(2,161)	$3,488

*                 Other intangibles are primarily acquired proprietary and nonproprietary business processes, methodologies and systems.

Intangible assets, future amortization expense
  ($ in millions)
	Capitalized	Acquired
	Software	Intangibles	Total
2012	$480	$634	$1,113
2013	250	590	840
2014	70	446	516
2015	—	340	340
2016	—	303	303

Changes in goodwill balances by reportable segment

($ in millions)

					Foreign
					Currency
	Balance		Purchase		Translation	Balance
	January 1,	Goodwill	Price		and Other	December 31,
Segment	2011	Additions	Adjustments	Divestitures	Adjustments	2011
Global Business Services	$4,329	$14	$(0)	$(10)	$(20)	$4,313
Global Technology Services	2,704	—	(1)	(2)	(55)	2,646
Software	16,963	1,277	10	(2)	(127)	18,121
Systems and Technology	1,139	—	(6)	—	(0)	1,133
Total	$25,136	$1,291	$2	$(13)	$(203)	$26,213

($ in millions)

					Foreign
					Currency
	Balance		Purchase		Translation	Balance
	January 1,	Goodwill	Price		and Other	December 31,
Segment	2010	Additions	Adjustments	Divestitures	Adjustments	2010
Global Business Services	$4,042	$252	$0	$—	$35	$4,329
Global Technology Services	2,777	32	(1)	—	(104)	2,704
Software	12,605	4,095	(52)	—	315	16,963
Systems and Technology	766	375	(1)	—	(1)	1,139
Total	$20,190	$4,754	$(54)	$—	$245	$25,136

Borrowings (Tables)	12 Months Ended
Dec. 31, 2011
Borrowings
Short-Term Debt
  ($ in millions)
At December 31:	2011	2010
Commercial paper	$2,300	$1,144
Short-term loans	1,859	1,617
Long-term debt—current maturities	4,306	4,017
Total	$8,463	$6,778

Long-Term Debt

($ in millions)

At December 31:	Maturities	2011		2010
U.S. dollar notes and debentures (average interest rate at December 31, 2011):
3.72%	2012–2013	$8,615	*	$6,326
1.02%	2014–2015	2,414	*	5,019
4.94%	2016–2020	8,600		6,359
2.90%	2021	500		—
7.00%	2025	600		600
6.22%	2027	469		469
6.50%	2028	313		313
5.875%	2032	600		600
8.00%	2038	187		187
5.60%	2039	1,545		1,545
7.00%	2045	27		27
7.125%	2096	322		322
		24,192		21 ,766
Other currencies (average interest rate at December 31, 2011, in parentheses):
Euros (6.6%)	2012–2016	1,037		1,897
Japanese yen (0.8%)	2013–2014	1,123		1,162
Swiss francs (3.8%)	2012–2020	173		540
Other (5.1%)	2012–2014	177		240
		26,702		25,606
Less: net unamortized discount		533		531
Add: fair value adjustment**		994		788
		27,161		25,863
Less: current maturities		4,306		4,017
Total		$22,857		$21,846

*                 $1.6 billion in debt securities issued by IBM International Group Capital LLC, which is an indirect, 100 percent owned finance subsidiary of the company, is included in 2012-2015. Debt securities issued by IBM International Group Capital LLC are fully and unconditionally guaranteed by the company.

**          The portion of the company’s fixed rate debt obligations that is hedged is reflected in the Consolidated Statement of Financial Position as an amount equal to the sum of the debt’s carrying value plus a fair value adjustment representing changes in the fair value of the hedged debt obligations attributable to movements in benchmark interest rates.

Post-Swap Borrowing (Long-Term Debt, Including Current Portion)

(in millions)

	2011		2010
For the year ended December 31:	Amount	Average Rate	Amount	Average Rate
Fixed-rate debt	$18,547	4.38%	$14,446	5.29%
Floating-rate debt*	8,614	1.54%	11,417	1.23%
Total	$27,161		$25,863

*                 Includes $5,898 million in 2011 and $7,078 million in 2010 of notional interest rate swaps that effectively convert the fixed-rate long-term debt into floating-rate debt. (See note D, “Financial Instruments,” on pages 96 to 100.)

Pre-swap annual contractual maturities of long-term debt outstanding
  ($ in millions)
Total
2012	$4,311
2013	5,495
2014	3,763
2015	197
2016	3,009
2017 and beyond	9,926
Total	$26,702

Interest on Debt

($ in millions)

For the year ended December 31:	2011	2010	2009
Cost of financing	$553	$555	$706
Interest expense	402	365	404
Net investment derivative activity	9	3	(1)
Interest capitalized	9	5	13
Total interest paid and accrued	$973	$928	$1,122

Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2011
Other Liabilities
Other Liabilities

($ in millions)

At December 31:	2011	2010
Income tax reserves	$3,989	$3,486
Executive compensation accruals	1,388	1,302
Disability benefits	835	739
Derivatives liabilities	166	135
Special actions	347	399
Workforce reductions	366	406
Deferred taxes	549	378
Environmental accruals	249	249
Noncurrent warranty accruals	163	130
Asset retirement obligations	166	161
Other	777	841
Total	$8,996	$8,226

Special actions liability rollforward

(in millions)

	Liability			Liability
	as of			as of
	January 1,		Other	December 31,
	2011	Payments	Adjustments*	2011
Current
Workforce	$45	$(46)	$34	$33
Space	8	(8)	4	4
Total current	$53	$(53)	$38	$38
Noncurrent
Workforce	$395	$0	$(51)	$344
Space	4	0	(1)	3
Total noncurrent	$399	$0	$(52)	$347

* The other adjustments column in the table above principally includes the reclassification of noncurrent to current, foreign currency translation adjustments and interest accretion.

Equity Activity (Tables)	12 Months Ended
Dec. 31, 2011
Equity Activity
Taxes Allocated to Items of Other Comprehensive Income

($ in millions)

	Before Tax	Tax (Expense)/	Net of Tax
For the year ended December 31, 2011:	Amount	Benefit	Amount
Other comprehensive income:
Foreign currency translation adjustments	$(693)	$(18)	$(711)
Net changes related to available-for-sale securities
Unrealized gains/(losses) arising during the period	$(14)	$5	$(9)
Reclassification of (gains)/losses to net income	(231)	88	(143)
Subsequent changes in previously impaired securities arising during the period	4	(1)	3
Total net changes related to available-for-sale securities	$(241)	$91	$(150)
Unrealized gains/(losses) on cash flow hedges
Unrealized gains/(losses) arising during the period	$(266)	$105	$(162)
Reclassification of (gains)/losses to net income	511	(182)	329
Total unrealized gains/(losses) on cash flow hedges	$245	$(77)	$167
Retirement-related benefit plans
Prior service costs/(credits)	$(28)	$7	$(22)
Net (losses)/gains arising during the period	(5,463)	1,897	(3,566)
Curtailments and settlements	11	(3)	7
Amortization of prior service (credits)/cost	(157)	62	(94)
Amortization of net gains/(losses)	1,847	(619)	1,227
Total retirement-related benefit plans	$(3,790)	$1,343	$(2,448)
Other comprehensive income/(loss)	$(4,479)	$1,339	$(3,142)

($ in millions)

	Before Tax	Tax (Expense)/	Net of Tax
For the year ended December 31, 2010:	Amount	Benefit	Amount
Other comprehensive income:
Foreign currency translation adjustments	$712	$(69)	$643
Net changes related to available-for-sale securities
Unrealized gains/(losses) arising during the period	$70	$(24)	$46
Reclassification of (gains)/losses to net income	0	(0)	(0)
Subsequent changes in previously impaired securities arising during the period	8	(3)	5
Total net changes related to available-for-sale securities	$78	$(27)	$51
Unrealized gains/(losses) on cash flow hedges
Unrealized gains/(losses) arising during the period	$371	$(120)	$251
Reclassification of (gains)/losses to net income	203	(68)	134
Total unrealized gains/(losses) on cash flow hedges	$573	$(188)	$385
Retirement-related benefit plans
Prior service costs/(credits)	$28	$(8)	$20
Net (losses)/gains arising during the period	(2,728)	1,016	(1,712)
Curtailments and settlements	10	(3)	7
Amortization of prior service (credits)/cost	(183)	67	(116)
Amortization of net gains/(losses)	1,249	(441)	808
Total retirement-related benefit plans	$(1,624)	$632	$(992)
Other comprehensive income/(loss)	$(260)	$348	$87

($ in millions)

	Before Tax	Tax (Expense)/	Net of Tax
For the year ended December 31, 2009:	Amount	Benefit	Amount
Other comprehensive income:
Foreign currency translation adjustments	$1,675	$57	$1,732
Net changes related to available-for-sale securities
Unrealized gains/(losses) arising during the period	$118	$(47)	$72
Reclassification of (gains)/losses to net income	64	(24)	39
Subsequent changes in previously impaired securities arising during the period	—	—	—
Total net changes related to available-for-sale securities	$182	$(71)	$111
Unrealized gains/(losses) on cash flow hedges
Unrealized gains/(losses) arising during the period	$(718)	$224	$(493)
Reclassification of (gains)/losses to net income	(94)	32	(63)
Total unrealized gains/(losses) on cash flow hedges	$(812)	$256	$(556)
Retirement-related benefit plans
Prior service costs/(credits)	$375	$(146)	$229
Net (losses)/gains arising during the period	1,433	(439)	994
Curtailments and settlements	(125)	33	(93)
Amortization of prior service (credits)/cost	(162)	55	(107)
Amortization of net gains/(losses)	1,105	(402)	704
Total retirement-related benefit plans	$2,626	$(898)	$1,727
Other comprehensive income/(loss)	$3,671	$(656)	$3,015

Accumulated Other Comprehensive Income/(Loss) (net of tax

($ in millions)

			Net Change	Net Unrealized
	Net Unrealized	Foreign	Retirement-	Gains/Losses	Accumulated
	Gains/(Losses)	Currency	Related	on Available-	Other
	on Cash Flow	Translation	Benefit	For-Sale	Comprehensive
	Hedges	Adjustments*	Plans	Securities	Income/(Loss)
December 31, 2009	$(481)	$1,836	$(20,297)	$113	$(18,830)
Change for period	385	643	(992)	51	87
December 31, 2010	(96)	2,478	(21,289)	164	$(18,743)
Change for period	167	(711)	(2,448)	(150)	(3,142)
December 31, 2011	$71	$1,767	$(23,737)	$13	$(21,885)

* Foreign currency translation adjustments are presented gross except for any associated hedges which are presented net of tax.

Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Taxes
Income before income taxes

($ in millions)

For the year ended December 31:	2011	2010	2009
Income before income taxes
U.S. operations	$9,716	$9,140	$9,524
Non-U.S. operations	11,287	10,583	8,614
Total income before income taxes	$21,003	$19,723	$18,138

Provision for income taxes by geographic operations
  ($ in millions)
For the year ended December 31:	2011	2010	2009
U.S. operations	$2,141	$2,000	$2,427
Non-U.S. operations	3,007	2,890	2,286
Total provision for income taxes	$5,148	$4,890	$4,713

Components of the provision for income taxes by taxing jurisdiction

($ in millions)

For the year ended December 31:	2011	2010	2009
U.S. federal
Current	$268	$190	$473
Deferred	909	1,015	1,341
	1,177	1,205	1,814
U.S. state and local
Current	429	279	120
Deferred	81	210	185
	510	489	305
Non-U.S.
Current	3,239	3,127	2,347
Deferred	222	69	247
	3,461	3,196	2,594
Total provision for income taxes	5,148	4,890	4,713
Provision for social security, real estate, personal property and other taxes	4,289	4,018	3,986
Total taxes included in net income	$9,437	$8,908	$8,699

Income tax reconciliation

($ in millions)

For the year ended December 31:	2011	2010	2009
Statutory rate	35%	35%	35%
Foreign tax differential	(10)	(10)	(9)
State and local	2	2	1
Other	(2)	(2)	(1)
Effective rate	25%	25%	26%

Components of deferred tax assets (liabilities)

($ in millions)

At December 31:	2011	2010
Retirement benefits	$5,169	$4,131
Share-based and other compensation	1,598	1,570
Domestic tax loss/credit carryforwards	914	948
Deferred income	834	1,080
Foreign tax loss/credit carryforwards	752	758
Bad debt, inventory and warranty reserves	608	564
Depreciation	474	470
Capitalized research and development	70	291
Other	1,409	1,486
Gross deferred tax assets	11,828	11,298
Less: valuation allowance	912	795
Net deferred tax assets	$10,916	$10,503

Deferred Tax Liabilities

($ in millions)

At December 31:	2011	2010
Leases	$2,149	$1,950
Depreciation	1,421	1,223
Goodwill and intangible assets	796	909
Retirement benefits	551	338
Software development costs	466	638
Other	1,121	1,114
Gross deferred tax liabilities	$6,504	$6,172

Reconciliation of the beginning and ending amount of unrecognized tax benefits

($ in millions)

	2011	2010	2009
Balance at January 1	$5,293	$4,790	$3,898
Additions based on tax positions related to the current year	672	1,054	554
Additions for tax positions of prior years	379	1,768	634
Reductions for tax positions of prior years (including impacts due to a lapse in statute)	(538)	(1,659)	(277)
Settlements	(231)	(660)	(19)
Balance at December 31	$5,575	$5,293	$4,790

Earnings Per Share of Common Stock (Tables)	12 Months Ended
Dec. 31, 2011
Earnings Per Share of Common Stock
Computation of Earnings per share

($ in millions except per share amounts)

For the year ended December 31:	2011	2010	2009
Weighted-average number of shares on which earnings per share calculations are based:
Basic	1,196,951,006	1,268,789,202	1,327,157,410
Add—incremental shares under stock-based compensation plans	14,241,131	16,189,053	12,258,864
Add—incremental shares associated with contingently issuable shares	2,575,848	2,377,133	1,936,480
Assuming dilution	1,213,767,985	1,287,355,388	1,341,352,754
Net income on which basic earnings per share is calculated	$15,855	$14,833	$13,425
Less—net income applicable to contingently issuable shares	0	0	—
Net income on which diluted earnings per share is calculated	$15,855	$14,833	$13,425
Earnings/(loss) per share of common stock
Assuming dilution	$13.06	$11.52	$10.01
Basic	$13.25	$11.69	$10.12

Rental Expense and Lease Commitments (Tables)	12 Months Ended
Dec. 31, 2011
Rental Expense and Lease Commitments
Lease Commitments

($ in millions)

	2012	2013	2014	2015	2016	Beyond 2016
Operating lease commitments
Gross minimum rental commitments (including vacant space below)	$1,562	$1,324	$1,000	$689	$443	$613
Vacant space	$29	$10	$9	$7	$3	$1
Sublease income commitments	$29	$14	$9	$5	$4	$8
Capital lease commitments	$19	$28	$13	$14	$7	$5

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation
Stock-based compensation cost included in Consolidated Statement of Earnings

($ in millions)

For the year ended December 31:	2011	2010	2009
Cost	$120	$94	$94
Selling, general and administrative	514	488	417
Research, development and engineering	62	48	47
Other (income) and expense*	—	(1)	—
Pre-tax stock-based compensation cost	697	629	558
Income tax benefits	(246)	(240)	(221)
Total stock-based compensation cost	$450	$389	$337

* Reflects the one-time effects of the sale of the Product Lifecycle Management activities.

Summary of option activity

	2011		2010		2009
	Weighted Average Exercise Price	Number of Shares Under Option	Weighted Average Exercise Price	Number of Shares Under Option	Weighted Average Exercise Price	Number of Shares Under Option

Balance at January 1	$94	39,197,728	$98	73,210,457	$102	119,307,170
Options exercised	98	(18,144,309)	101	(33,078,316)	98	(28,100,192)
Options canceled/expired	107	(391,097)	108	(934,413)	127	(17,996,521)
Balance at December 31	$90	20,662,322	$94	39,197,728	$98	73,210,457
Exercisable at December 31	$90	20,662,322	$94	39,197,728	$98	72,217,126

Options outstanding and exercisable with exercise price ranges

	Options Outstanding and Exercisable
				Weighted Average
	Weighted	Number of	Aggregate	Remaining
	Average	Shares	Intrinsic	Contractual Life
Exercise Price Range	Exercise Price	Under Option	Value	(in Years)
$61–$85	$78	8,079,175	$857,827,574	1.3
$86–$105	97	11,061,890	957,308,722	2.6
$106 and over	106	1,521,257	118,474,466	2.0
	$90	20,662,322	$1,933,610,763	2.1

Summary of Restricted Stock Units activity

	2011		2010		2009
	Weighted		Weighted		Weighted
	Average	Number	Average	Number	Average	Number
	Grant Price	of Units	Grant Price	of Units	Grant Price	of Units
Balance at January 1	$110	11,196,446	$102	13,405,654	$100	12,397,515
RSUs granted	154	5,196,802	122	3,459,303	105	4,432,449
RSUs released	106	(3,508,700)	98	(5,102,951)	99	(2,748,613)
RSUs canceled/forfeited	122	(665,947)	105	(565,560)	101	(675,697)
Balance at December 31	$129	12,218,601	$110	11,196,446	$102	13,405,654

Summary of Performance Share Units activity

	2011		2010		2009
	Weighted		Weighted		Weighted
	Average	Number	Average	Number	Average	Number
	Grant Price	of Units	Grant Price	of Units	Grant Price	of Units
Balance at January 1	$111	3,649,288	$107	3,476,737	$102	3,078,694
PSUs granted at target	154	1,055,687	117	1,239,468	101	1,568,129
Additional shares earned above target*	118	230,524	103	463,913	83	396,794
PSUs released	118	(1,189,765)	103	(1,486,484)	83	(1,440,099)
PSUs canceled/forfeited	118	(58,743)	108	(44,346)	111	(126,781)
Balance at December 31**	$122	3,686,991	$111	3,649,288	$107	3,476,737

*                 Represents additional shares issued to employees after vesting of PSUs because final performance metrics exceeded specified targets.

**          Represents the number of shares expected to be issued based on achievement of grant date performance targets. The actual number of shares issued depends on the company’s performance against specified targets over the vesting period.

Retirement-Related Benefits (Tables)	12 Months Ended
Dec. 31, 2011
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block
Retirement-related benefits net periodic (income)/cost in the Consolidated Statement of Earnings

($ in millions)

	U.S. Plans			Non-U.S. Plans			Total
For the year ended December 31:	2011	2010	2009	2011	2010	2009	2011	2010	2009
Defined benefit pension plans	$(774)	$(949)	$(919)	$734	$541	$521	$(40)	$(408)	$(398)
Retention Plan	15	14	13	—	—	—	15	14	13
Total defined benefit pension plans (income)/cost	$(759)	$(935)	$(906)	$734	$541	$521	$(25)	$(394)	$(384)
IBM 401(k) Plus Plan and Non-U.S. plans	$875	$882	$946	$608	$527	$478	$1,483	$1,409	$1,424
Excess 401(k)	30	20	26	—	—	—	30	20	26
Total defined contribution plans cost	$905	$902	$972	$608	$527	$478	$1,513	$1,430	$1,450
Nonpension postretirement benefit plans cost	$269	$281	$292	$76	$66	$58	$345	$347	$350
Total retirement-related benefits net periodic cost	$415	$248	$358	$1,418	$1,134	$1,057	$1,832	$1,382	$1,415

Summary of the total projected benefit obligation (PBO) for defined benefit plans, accumulated postretirement benefit obligation (APBO) for nonpension postretirement benefit plans (benefit obligations), fair value of plan assets and the associated funded status

($ in millions)

	Benefit Obligations		Fair Value of Plan Assets		Funded Status*
At December 31:	2011	2010	2011	2010	2011	2010
U.S. Plans
Overfunded plans
Qualified PPP	$—	$49,663	$—	$50,259	$—	$596
Underfunded plans
Qualified PPP	52,318	—	51,218	—	(1,100)	—
Excess PPP	1,462	1,360	—	—	(1,462)	(1,360)
Retention Plan	305	271	—	—	(305)	(271)
Nonpension postretirement benefit plan	5,273	5,123	38	35	(5,235)	(5,088)
Total underfunded U.S. plans	$59,358	$6,753	$51,256	$35	$(8,102)	$(6,718)
Non-U.S. Plans
Overfunded plans
Qualified defined benefit pension plans	$13,169	$22,625	$16,011	$25,096	$2,843	$2,471
Nonpension postretirement benefit plans	7	8	7	9	0	1
Total overfunded non-U.S. plans	$13,175	$22,633	$16,018	$25,105	$2,843	$2,472
Underfunded plans
Qualified defined benefit pension plans	$24,659	$14,507	$19,351	$10,626	$(5,308)	$(3,881)
Nonqualified defined benefit pension plans	5,033	5,452	—	—	(5,033)	(5,452)
Nonpension postretirement benefit plans	894	864	105	111	(789)	(753)
Total underfunded non-U.S. plans	$30,587	$20,823	$19,456	$10,737	$(11,131)	$(10,086)
Total overfunded plans	$13,175	$72,296	$16,018	$75,364	$2,843	$3,068
Total underfunded plans	$89,944	$27,576	$70,712	$10,772	$(19,232)	$(16,804)

*          Funded status is recognized in the Consolidated Statement of Financial Position as follows: Asset amounts as prepaid pension assets; (Liability) amounts as compensation and benefits (current liability) and retirement and nonpension postretirement benefit obligations (noncurrent liability).

Changes in benefit obligations and plan assets

($ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
	2011	2010	2011	2010 *	2011	2010	2011	2010
Change in benefit obligation
Benefit obligation at January 1	$51,293	$48,354	$42,584	$41,308	$5,123	$5,100	$872	$767
Service cost	—	—	505	508	33	33	11	9
Interest cost	2,456	2,601	1,843	1,841	236	262	67	59
Plan participants’ contributions	—	—	53	57	228	235	—	—
Acquisitions/divestitures, net	(0)	—	(48)	(75)	(0)	—	(1)	1
Actuarial losses/(gains)	3,551	3,573	812	1,656	244	123	47	32
Benefits paid from trust	(3,121)	(3,145)	(1,995)	(1,957)	(623)	(641)	(7)	(7)
Direct benefit payments	(95)	(92)	(462)	(457)	(32)	(5)	(27)	(25)
Foreign exchange impact	—	—	(423)	(225)	—	—	(60)	37
Medicare/Government subsidies	—	—	—	—	65	16	—	—
Amendments/curtailments/settlements/other	—	1	(8)	(73)	—	—	—	0
Benefit obligation at December 31	$54,085	$51,293	$42,861	$42,584	$5,273	$5,123	$901	$872
Change in plan assets
Fair value of plan assets at January 1	$50,259	$47,269	$35,722	$34,305	$35	$33	$120	$104
Actual return on plan assets	4,080	6,135	1,052	2,983	0	0	13	17
Employer contributions	—	—	728	801	397	408	0	0
Acquisitions/divestitures, net	—	—	(27)	(10)	—	(0)	(0)	(0)
Plan participants’ contributions	—	—	53	57	228	235	—	—
Benefits paid from trust	(3,121)	(3,145)	(1,995)	(1,957)	(623)	(641)	(7)	(7)
Foreign exchange impact	—	—	(537)	(396)	—	—	(15)	6
Amendments/curtailments/settlements/other	—	—	367 **	(61)	—	—	—	—
Fair value of plan assets at December 31	$51,218	$50,259	$35,362	$35,722	$38	$35	$112	$120
Funded status at December 31	$(2,866)	$(1,034)	$(7,499)	$(6,861)	$(5,235)	$(5,088)	$(789)	$(752)
Accumulated benefit obligation+	$54,085	$51,293	$42,063	$41,630	N/A	N/A	N/A	N/A

*                 Excludes a defined benefit pension plan in Brazil due to restrictions on the use of plan assets imposed by governmental regulations.

**          Includes the reinstatement of certain plan assets in Brazil due to a 2011 government ruling allowing certain previously restricted plan assets to be returned to IBM. Beginning June 2011, the assets will be returned to IBM monthly over a three year period, with approximately $200 million expected to be returned during 2012. The remaining surplus in Brazil at December 31, 2011 remains excluded from total plan assets due to continued restrictions imposed by the government on the use of those plan assets.

+ Represents the benefit obligation assuming no future participant compensation increases.

N/A—Not applicable

Net funded status

($ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
	2011	2010	2011	2010	2011	2010	2011	2010
Prepaid pension assets	$0	$596	$2,843	$2,471	$0	$0	$0	$1
Current liabilities—compensation and benefits	(96)	(94)	(304)	(289)	(437)	(421)	(22)	(22)
Noncurrent liabilities—retirement and nonpension postretirement benefit obligations	(2,770)	(1,536)	(10,038)	(9,044)	(4,798)	(4,667)	(768)	(731)
Funded status—net	$(2,866)	$(1,034)	$(7,499)	$(6,861)	$(5,235)	$(5,088)	$(789)	$(752)

Pre-tax net loss and prior service costs/(credits) and transition (assets)/liabilities recognized in other comprehensive income/(loss) and the changes in pre-tax net loss, prior service costs/(credits) and transition (assets)/liabilities recognized in accumulated other comprehensive income/(loss)

($ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
	2011	2010	2011	2010	2011	2010	2011	2010
Net loss at January 1	$15,865	$14,880	$17,580	$17,172	$492	$397	$180	$167
Current period loss/(gain)	3,514	1,456	1,696	1,130	241	96	45	24
Curtailments and settlements	—	—	(11)	(10)	—	—	—	—
Amortization of net loss included in net periodic (income)/cost	(818)	(471)	(957)	(712)	—	—	(13)	(12)
Net loss at December 31	$18,561	$15,865	$18,309	$17,580	$734	$492	$211	$180
Prior service costs/(credits) at January 1	$149	$159	$(958)	$(1,104)	$—	$(14)	$(14)	$(19)
Current period prior service costs/(credits)	—	—	28	(28)	—	—	(0)	(0)
Curtailments and settlements	—	—	—	—	—	—	—	—
Amortization of prior service (costs)/credits included in net periodic (income)/cost	(10)	(10)	162	174	—	14	4	5
Prior service costs/(credits) at December 31	$139	$149	$(768)	$(958)	$—	$—	$(10)	$(14)
Transition (assets)/liabilities at January 1	$—	$—	$(0)	$(1)	$—	$—	$1	$1
Amortization of transition assets/(liabilities) included in net periodic (income)/cost	—	—	0	0	—	—	(0)	(0)
Transition (assets)/liabilities at December 31	$—	$—	$(0)	$(0)	$—	$—	$0	$1
Total loss recognized in accumulated other comprehensive income/(loss)*	$18,701	$16,014	$17,541	$16,621	$734	$492	$202	$167

*                 See note L, “Equity Activity,” on pages 110 to 112 for the total change in the accumulated other comprehensive income/(loss) and the Consolidated Statement of Comprehensive Income for the components of net periodic (income)/cost, including the related tax effects, recognized in other comprehensive income/(loss) for the retirement-related benefit plans.

Pre-tax estimated net loss, estimated prior service costs/(credits) and estimated transition (assets)/liabilities of the retirement-related benefit plans that will be amortized from accumulated other comprehensive income/(loss) into net periodic (income)/cost and recorded in the Consolidated Statement of Earnings in 2012

($ in millions)

	Defined Benefit		Nonpension Postretirement
	Pension Plans		Benefit Plans
	U.S. Plans	Non-U.S. Plans	U.S. Plan	Non-U.S. Plans
Net loss	$1,343	$1,047	$24	$16
Prior service costs/(credits)	9	(157)	—	(4)
Transition (assets)/liabilities	—	(0)	—	0

Defined benefit pension plans' major asset categories and their associated fair value

The following table presents the company’s defined benefit pension plans’ asset classes and their associated fair value at December 31, 2011. The U.S. Plan consists of the Qualified PPP and the Non-U.S. Plans consist of all plans sponsored by the company’s subsidiaries.

($ in millions)

	U.S. Plan				Non-U.S. Plans
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity
Equity securities(a)	$13,618	$11	$—	$13,629	$6,426	$—	$—	$6,427
Equity commingled/mutual funds(b)(c)	32	1,877	—	1,909	240	7,751	—	7,991
Fixed income
Government and related(d)	—	15,105	29	15,134	—	8,479	96	8,575
Corporate bonds (e)	—	7,387	12	7,398	—	1,409	39	1,447
Mortgage and asset-backed securities	—	838	45	883	—	36	—	36
Fixed income commingled/mutual funds(b)(f)	262	715	246	1,223	72	7,136	—	7,209
Insurance contracts	—	—	—	—	—	988	—	988
Cash and short-term investments(g)	286	2,390	—	2,675	145	361	—	506
Hedge funds	—	1,140	713	1,853	—	417	—	417
Private equity(h)	0	—	4,098	4,098	—	—	262	262
Private real estate(h)	—	—	2,790	2,790	—	—	580	580
Derivatives(i)	10	(15)	—	(6)	(2)	866	—	864
Other commingled/mutual funds(b)(j)	—	—	—	—	9	114	—	123
Subtotal	14,207	29,446	7,932	51,586	6,890	27,557	977	35,425
Other(k)	—	—	—	(368)	—	—	—	(62)
Fair value of plan assets	$14,207	$29,446	$7,932	$51,218	$6,890	$27,557	$977	$35,362

(a)  Represents U.S. and international securities. The U.S. Plan includes IBM common stock of $132 million, representing 0.3 percent of the U.S. Plan assets. Non-U.S. Plans include IBM common stock of $35 million, representing 0.1 percent of the non-U.S. Plans assets.

(b)  Commingled funds represent pooled institutional investments.

(c)  Invests in predominantly equity securities.

(d)  Includes debt issued by national, state and local governments and agencies.

(e)  The U.S. Plan includes IBM corporate bonds of $13 million, representing 0.03 percent of the U.S. Plan assets.

(f)  Invests in predominantly fixed income securities.

(g)  Includes cash and cash equivalents and short-term marketable securities.

(h)  Includes limited partnerships and venture capital partnerships.

(i)   Primarily includes interest rate derivatives and, to a lesser extent, forwards, exchange traded and other over-the-counter derivatives.

(j)   Invests in both equity and fixed income securities.

(k)  Represents net unsettled transactions, relating primarily to purchases and sales of plan assets.

The following table presents the company’s defined benefit pension plans’ asset classes and their associated fair value at December 31, 2010. The U.S. Plan consists of the Qualified PPP and the Non-U.S. Plans consist of all plans sponsored by the company’s subsidiaries.

($ in millions)

	U.S. Plan				Non-U.S. Plans
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity
Equity securities(a)	$16,407	$54	$—	$16,460	$7,903	$—	$—	$7,903
Equity commingled/mutual funds(b)(c)	27	1,829	—	1,856	276	9,252	—	9,527
Fixed income
Government and related(d)	—	12,743	—	12,743	—	7,574	—	7,574
Corporate bonds	—	6,721	—	6,721	—	1,252	11	1,263
Mortgage and asset-backed securities	—	1,147	56	1,202	—	45	—	45
Fixed income commingled/mutual funds (b)(e)	252	662	221	1,136	75	6,993	—	7,068
Insurance contracts	—	—	—	—	—	1,095	—	1,095
Cash and short-term investments(f)	244	2,000	—	2,244	147	254	—	401
Hedge funds	—	953	624	1,577	—	—	—	—
Private equity(g)	—	—	4,251	4,251	—	—	176	176
Private real estate(g)	—	—	2,634	2,634	—	—	533	533
Derivatives(h)	31	9	—	40	11	131	—	142
Other commingled/mutual funds(b)(i)	—	—	—	—	—	28	—	28
Subtotal	16,960	26,117	7,786	50,863	8,411	26,623	720	35,755
Other(j)	—	—	—	(603)	—	—	—	(33)
Fair value of plan assets	$16,960	$26,117	$7,786	$50,259	$8,411	$26,623	$720	$35,722

(a)  Represents U.S. and international securities. The U.S. Plan includes IBM common stock of $122 million, representing 0.2 percent of the U.S. Plan assets. Non-U.S. Plans include IBM common stock of $32 million, representing 0.1 percent of the non-U.S. Plans assets.

(b)  Commingled funds represent pooled institutional investments.

(c)  Invests in predominantly equity securities.

(d)  Includes debt issued by national, state and local governments and agencies.

(e)  Invests in predominantly fixed income securities.

(f)  Includes cash and cash equivalents and short-term marketable securities.

(g)  Includes limited partnerships and venture capital partnerships.

(h)  Primarily includes interest rate derivatives and, to a lesser extent, forwards, exchange traded and other over-the-counter derivatives.

(i)   Invests in both equity and fixed income securities.

(j)   Represents net unsettled transactions, relating primarily to purchases and sales of plan assets.

Defined benefit pension plans with accumulated benefit obligations (ABO) in excess of plan assets

($ in millions)

	2011		2010
	Benefit	Plan	Benefit	Plan
At December 31:	Obligation	Assets	Obligation	Assets
Plans with PBO in excess of plan assets	$83,777	$70,570	$21,589	$10,627
Plans with ABO in excess of plan assets	83,184	70,512	21,166	10,576
Plans with assets in excess of PBO	13,169	16,011	72,288	75,355

U.S. Plan(s)
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block
Reconciliation of the beginning and ending balances of Level 3 assets

($ in millions)

			Mortgage
			and Asset-	Fixed Income
	Government	Corporate	Backed	Commingled/	Hedge	Private	Private
	and Related	Bonds	Securities	Mutual Funds	Funds	Equity	Real Estate	Total
Balance at January 1, 2011	$—	$—	$56	$221	$624	$4,251	$2,634	$7,786
Return on assets held at end of year	(0)	0	(1)	25	(35)	348	131	468
Return on assets sold during the year	0	(0)	(0)	—	5	(30)	39	14
Purchases, sales and settlements, net	12	5	(16)	—	(7)	(471)	(14)	(492)
Transfers, net	17	7	6	—	127 *	—	—	157
Balance at December 31, 2011	$29	$12	$45	$246	$713	$4,098	$2,790	$7,932

* Due to an increase in the redemption term during 2011, the asset was transferred from Level 2 to Level 3.

($ in millions)

			Mortgage
	Equity		and Asset-	Fixed Income
	Commingled/		Backed	Commingled/	Hedge	Private	Private
	Mutual Funds		Securities	Mutual Funds	Funds	Equity	Real Estate	Total
Balance at January 1, 2010	$26		$37	$192	$587	$3,877	$2,247	$6,964
Return on assets held at end of year	24		3	30	45	829	123	1,054
Return on assets sold during the year	(0)		0	—	3	(153)	16	(133)
Purchases, sales and settlements, net	139		11	—	(11)	(302)	248	85
Transfers, net	(188	)*	4	—	—	—	—	(184)
Balance at December 31, 2010	$—		$56	$221	$624	$4,251	$2,634	$7,786

*            During the year ended December 31, 2010, the fund hired an independent administrator responsible for valuing the fund. As a result of this action the asset was transferred from Level 3 to Level 2.

Non-U.S. Plans
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block
Reconciliation of the beginning and ending balances of Level 3 assets

($ in millions)

	Government	Corporate	Private	Private
	and Related	Bonds	Equity	Real Estate	Total
Balance at January 1, 2011	$—	$11	$176	$533	$720
Return on assets held at end of year	3	2	30	11	46
Return on assets sold during the year	(0)	(0)	(2)	(3)	(5)
Purchases, sales and settlements, net	100	28	65	44	237
Transfers, net	—	—	(0)	0	0
Foreign exchange impact	(7)	(2)	(7)	(6)	(22)
Balance at December 31, 2011	$96	$39	$262	$580	$977

($ in millions)

	Corporate	Private	Private
	Bonds	Equity	Real Estate	Total
Balance at January 1, 2010	$—	$93	$492	$585
Return on assets held at end of year	(0)	14	41	55
Return on assets sold during the year	—	3	(3)	0
Purchases, sales and settlements, net	4	69	9	82
Transfers, net	7	(0)	—	7
Foreign exchange impact	0	(3)	(6)	(8)
Balance at December 31, 2010	$11	$176	$533	$720

Defined Benefit Pension Plans
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block
Cost/Income of Benefit Plans

($ in millions)

	Defined Benefit Pension Plans
	U.S. Plans			Non-U.S. Plans
For the year ended December 31:	2011	2010	2009	2011	2010	2009
Service cost	$—	$—	$—	$505	$508	$585
Interest cost	2,456	2,601	2,682	1,843	1,841	1,898
Expected return on plan assets	(4,043)	(4,017)	(4,009)	(2,521)	(2,461)	(2,534)
Amortization of transition assets	—	—	—	(0)	(0)	(0)
Amortization of prior service costs/(credits)	10	10	10	(162)	(174)	(126)
Recognized actuarial losses	818	471	411	957	712	624
Curtailments and settlements	—	1	—	1	27	(126)
Multi-employer plans/other costs	—	—	—	111	89	200
Total net periodic (income)/cost	$(759)	$(935)	$(906)	$734	$541	$521

Assumptions used to measure the net periodic (income)/cost and benefit obligations

	Defined Benefit Pension Plans
	U.S. Plans			Non-U.S. Plans
	2011	2010	2009	2011	2010	2009
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Discount rate	5.00%	5.60%	5.75%	4.33%	4.84%	4.89%
Expected long-term returns on plan assets	8.00%	8.00%	8.00%	6.41%	6.56%	6.73%
Rate of compensation increase*	N/A	N/A	N/A	2.37%	2.92%	3.09%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate	4.20%	5.00%	5.60%	4.28%	4.33%	4.84%
Rate of compensation increase*	N/A	N/A	N/A	2.43%	2.37%	2.92%

* Rate of compensation increase is not applicable to the U.S. defined benefit pension plans as benefit accruals ceased December 31, 2007 for all participants.

N/A—Not applicable

Total expected benefit payments

($ in millions)

					Total
	Qualified	Nonqualified	Qualified	Nonqualified	Expected
	U.S. Plan	U.S. Plans	Non-U.S. Plans	Non-U.S. Plans	Benefit
	Payments	Payments	Payments	Payments	Payments
2012	$3,273	$98	$2,015	$348	$5,735
2013	3,313	102	1,996	354	5,765
2014	3,353	105	2,000	358	5,816
2015	3,420	108	2,024	368	5,920
2016	3,401	110	2,068	377	5,957
2017–2021	17,261	579	10,767	2,110	30,718

Nonpension Postretirement Plans
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block
Cost/Income of Benefit Plans

($ in millions)

	Nonpension Postretirement Benefit Plans
	U.S. Plan			Non-U.S. Plans
For the year ended December 31:	2011	2010	2009	2011	2010	2009
Service cost	$33	$33	$41	$11	$9	$10
Interest cost	236	262	289	67	59	51
Expected return on plan assets	—	—	—	(10)	(9)	(8)
Amortization of transition assets	—	—	—	0	0	0
Amortization of prior service costs/(credits)	—	(14)	(39)	(4)	(5)	(6)
Recognized actuarial losses	—	—	—	13	12	11
Total net periodic cost	$269	$281	$292	$76	$66	$58

Assumptions used to measure the net periodic (income)/cost and benefit obligations

	Nonpension Postretirement Benefit Plans
	U.S. Plan			Non-U.S. Plans
	2011	2010	2009	2011	2010	2009
Weighted-average assumptions used to measure net periodic cost for the year ended December 31:
Discount rate	4.80%	5.40%	5.75%	7.75%	7.92%	7.36%
Expected long-term returns
on plan assets	N/A	N/A	N/A	9.07%	9.16%	9.19%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate	3.90%	4.80%	5.40%	7.37%	7.75%	7.92%

N/A—Not applicable

Total expected benefit payments

($ in millions)

		Less: IBM
		Share of				Total
		Expected	Net Expected	Qualified	Nonqualified	Expected
	U.S. Plan	Medicare	U.S. Plan	Non-U.S. Plans	Non-U.S. Plans	Benefit
	Payments	Subsidy	Payments	Payments	Payments	Payments
2012	$492	$(26)	$466	$7	$32	$505
2013	509	(26)	483	8	36	527
2014	448	(25)	423	9	39	471
2015	432	(23)	409	10	42	461
2016	425	—	425	10	45	480
2017–2021	2,003	—	2,003	63	282	2,348

Segment Information (Tables)	12 Months Ended
Dec. 31, 2011
Segment Information
Revenue and Pre-tax Income by Segment

($ in millions)

	Global Services Segments
	Global	Global
	Technology	Business		Systems and	Global	Total
For the year ended December 31:	Services	Services	Software	Technology	Financing	Segments
2011
External revenue	$40,879	$19,284	$24,944	$18,985	$2,102	$106,194
Internal revenue	1,242	797	3,276	838	2,092	8,246
Total revenue	$42,121	$20,081	$28,219	$19,823	$4,195	$114,440
Pre-tax income	$6,284	$3,006	$9,970	$1,633	$2,011	$22,904
Revenue year-to-year change	6.6%	5.6%	10.9%	5.6%	2.8%	7.1%
Pre-tax income year-to-year change	14.3%	18.1%	5.3%	12.2%	2.8%	9.5%
Pre-tax income margin	14.9%	15.0%	35.3%	8.2%	47.9%	20.0%

2010
External revenue	$38,201	$18,223	$22,485	$17,973	$2,238	$99,120
Internal revenue	1,313	798	2,950	804	1,842	7,707
Total revenue	$39,514	$19,021	$25,436	$18,777	$4,080	$106,827
Pre-tax income*	$5,499	$2,546	$9,466	$1,456	$1,956	$20,923
Revenue year-to-year change	2.0%	2.6%	5.7%	9.8%	0.1%	4.2%
Pre-tax income year-to-year change*	0.3%	1.8%	13.8%	12.1%	13.5%	8.3%
Pre-tax income margin*	13.9%	13.4%	37.2%	7.8%	48.0%	19.6%

2009
External revenue	$37,347	$17,653	$21,396	$16,190	$2,302	$94,889
Internal revenue	1,386	887	2,677	911	1,774	7,635
Total revenue	$38,734	$18,540	$24,073	$17,102	$4,076	$102,524
Pre-tax income*	$5,482	$2,501	$8,319	$1,298	$1,724	$19,323
Revenue year-to-year change	(5.1)%	(10.3)%	(3.1)%	(15.2)%	(8.4)%	(7.6)%
Pre-tax income year-to-year change*	23.0%	(3.4)%	13.9%	(8.8)%	7.1%	11.2%
Pre-tax income margin*	14.2%	13.5%	34.6%	7.6%	42.3%	18.8%

* Reclassified to conform with 2011 presentation.

Revenue and pre-tax income reconciliations to IBM as Reported

($ in millions)

For the year ended December 31:	2011	2010	2009
Revenue
Total reportable segments	$114,440	$106,827	$102,524
Other revenue and adjustments	722	750	869
Elimination of internal transactions	(8,246)	(7,707)	(7,635)
Total IBM consolidated revenue	$106,916	$99,870	$95,758

($ in millions)

For the year ended December 31:	2011	2010 *	2009 *
Pre-tax income
Total reportable segments	$22,904	$20,923	$19,323
Amortization of acquired intangible assets	(629)	(512)	(489)
Acquisition-related charges	(46)	(46)	(9)
Non-operating retirement-related (costs)/income	72	414	509
Elimination of internal transactions	(1,243)	(957)	(744)
Unallocated corporate amounts**	(56)	(98)	(453)
Total IBM consolidated pre-tax income	$21,003	$19,723	$18,138

*                 Reclassified to conform with 2011 presentation.

**          The 2009 amount included a provision related to a joint venture investment, while the 2010 amount included an adjustment of that provision as the venture was divested. The 2009 and 2010 amounts included gains related to the divestiture of the printing business.

Assets and Other Items by segment

($ in millions)

	Global Services Segments
	Global	Global
	Technology	Business		Systems and	Global	Total
For the year ended December 31:	Services	Services	Software	Technology	Financing	Segments
2011
Assets	$15,475	$8,078	$23,926	$7,649	$36,427	$91,557
Depreciation/amortization of intangibles*	1,713	83	1,062	737	1,145	4,739
Capital expenditures/investments in intangibles	1,838	56	469	1,032	930	4,325
Interest income	—	—	—	—	2,139	2,139
Interest expense	—	—	—	—	538	538

2010
Assets	$15,560	$8,007	$22,625	$7,287	$35,813	$89,292
Depreciation/amortization of intangibles*	1,632	75	992	784	1,417	4,900
Capital expenditures/investments in intangibles	1,511	52	463	1,163	1,246	4,434
Interest income	—	—	—	—	2,116	2,116
Interest expense	—	—	—	—	548	548

2009
Assets	$16,422	$6,885	$16,894	$6,907	$34,605	$81,714
Depreciation/amortization of intangibles*	1,680	87	906	814	1,694	5,181
Capital expenditures/investments in intangibles	1,512	45	471	658	1,460	4,145
Interest income	—	—	—	—	2,265	2,265
Interest expense	—	—	—	—	674	674

* Segment pre-tax income does not include the amortization of intangible assets.

Asset reconciliation to IBM as reported

($ in millions)

At December 31:	2011	2010	2009
Assets
Total reportable segments	$91,557	$89,292	$81,714
Elimination of internal transactions	(5,407)	(5,515)	(5,481)
Unallocated amounts
Cash and marketable securities	10,575	10,113	12,688
Notes and accounts receivable	3,526	3,762	3,928
Deferred tax assets	4,865	4,494	5,545
Plant, other property and equipment	2,918	3,067	2,971
Pension assets	2,837	3,060	2,994
Other	5,562	5,178	4,665
Total IBM consolidated assets	$116,433	$113,452	$109,022

Geographic Information

($ in millions)

For the year ended December 31:	2011	2010	2009
United States	$37,041	$35,581	$34,150
Japan	10,968	10,701	10,222
Other countries	58,906	53,589	51,386
Total IBM consolidated revenue	$106,916	$99,870	$95,758

* Revenues are attributed to countries based on the location of the client.

Net Plant, Property and Equipment

($ in millions)

At December 31:	2011	2010	2009
United States	$6,271	$6,134	$6,313
Other countries	6,186	6,298	6,142
Total	$12,457	$12,432	$12,455

Revenue by Classes of Similar Products or Services

($ in millions)

For the year ended December 31:	2011	2010	2009
Global Technology Services
Services	$31,746	$29,367	$28,762
Maintenance	7,515	7,250	6,956
Systems	1,478	1,409	1,279
Software	140	175	351
Global Business Services
Services	$18,956	$17,858	$17,213
Software	211	236	231
Systems	118	129	208
Software
Software	$22,921	$20,882	$20,094
Services	2,022	1,603	1,302
Systems and Technology
Servers	$12,362	$11,619	$10,627
Storage	3,619	3,420	3,177
Microelectronics OEM	1,975	1,938	1,550
Retail Store Solutions	753	674	551
Microelectronics Services	277	321	285
Global Financing
Financing	$1,612	$1,580	$1,715
Used equipment sales	490	659	588

Significant Accounting Policies (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Significant Accounting Policies
Noncontrolling interest amounts in income, net of tax	$ 6	$ 9	$ 5
Changes in noncontrolling interests	(29)	8	(1)
Services contract terms range	Less than one year to over 10 years
Unbilled services accounts receivable included in notes and accounts receivable trade	2,166	2,244
Unbilled services accounts receivable, length of time expected to be billed (in months)	4 months
Deferred services transition and setup costs	2,589	2,614
Estimated amortization of deferred services transition and setup costs for 2012	844
Estimated amortization of deferred services transition and setup costs for 2013	652
Estimated amortization of deferred transition and setup costs for 2014	477
Estimated amortization of deferred transition and setup costs for 2015	314
Estimated amortization of deferred transition and setup costs thereafter	302
Deferred amounts paid to clients in excess of the fair value of acquired assets used in outsourcing arrangements	65	78
Estimated amortization of deferred amounts paid to clients in excess of the fair value of acquired assets for 2012	25
Estimated amortization of deferred amounts paid to clients in excess of the fair value of acquired assets for 2013	18
Estimated amortization of deferred amounts paid to clients in excess of the fair value of acquired assets for 2014	16
Estimated amortization of deferred amounts paid to clients in excess of the fair value of acquired assets for 2015	5
Estimated amortization of deferred amounts paid to clients in excess of the fair value of acquired assets thereafter	1
Maximum amortization period for capitalized software costs (in years)	3 years
Amortization period for internal-use software program costs (in years)	2 years
Movement in standard warranty liability
Beginning Balance	375	316
Current period accruals	435	407
Accrual adjustments to reflect actual experience	18	69
Charges incurred	(420)	(418)
Ending Balance	407	375	316
Deferred revenue:
Deferred income, current portion	12,197	11,580
Deferred income, noncurrent portion	3,847	3,666
Marketing and advertising expense:
Advertising and promotional expense	1,373	1,337	1,255
Minimum
Movement in extended warranty liability
Product warranty term (in years)	1 year
Maximum
Movement in extended warranty liability
Product warranty term (in years)	3 years
Services contracts
Movement in extended warranty liability
Ending balance, aggregate deferred revenue	7,363	7,195
Deferred revenue:
Aggregate deferred revenue	7,363	7,195
Extended warranty
Movement in extended warranty liability
Beginning balance, aggregate deferred revenue	670	665
Revenue deferred for new extended warranty contracts	314	329
Amortization of deferred revenue	(330)	(301)
Other	(19)	(22)
Ending balance, aggregate deferred revenue	636	670
Deferred revenue:
Deferred income, current portion	301	315
Deferred income, noncurrent portion	335	355
Aggregate deferred revenue	$ 636	$ 670

Significant Accounting Policies (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Significant Accounting Policies
Minimum percentage of likelihood of being realized upon settlement for benefits from tax positions (as a percent)	50.00%
Maturity tenure of derivative used in classifying it as current or noncurrent (in months)	12 months
Maximum original maturity period of highly liquid investments to be cash equivalents (in months)	3 months
Expected realization period for debt securities included in current assets	1 year
Number of days after which receivables are past-due	90 days
Common stock, par value (in dollars per share)	$ 0.2	$ 0.2
Minimum | Restricted Stock Units (RSUs) [Member]
Stock-Based Compensation
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period	1 year
Maximum | Restricted Stock Units (RSUs) [Member]
Stock-Based Compensation
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period	5 years
Capitalized software
Property, Plant and Equipment and Finite-Lived Intangible Assets
Other intangible assets maximum years of life (in years)	3
Capitalized costs for internal-use software
Property, Plant and Equipment and Finite-Lived Intangible Assets
Other intangible assets maximum years of life (in years)	2
Other intangible assets
Property, Plant and Equipment and Finite-Lived Intangible Assets
Other intangible assets minimum years of life (in years)	1
Other intangible assets maximum years of life (in years)	7
Buildings
Property, Plant and Equipment and Finite-Lived Intangible Assets
Minimum estimated useful lives of plant, rental machines and other property (in years)	30
Maximum estimated useful lives of plant, rental machines and other property (in years)	50
Building equipment
Property, Plant and Equipment and Finite-Lived Intangible Assets
Minimum estimated useful lives of plant, rental machines and other property (in years)	10
Maximum estimated useful lives of plant, rental machines and other property (in years)	20
Land improvements
Property, Plant and Equipment and Finite-Lived Intangible Assets
Maximum estimated useful lives of plant, rental machines and other property (in years)	20
Plant, laboratory and office equipment
Property, Plant and Equipment and Finite-Lived Intangible Assets
Minimum estimated useful lives of plant, rental machines and other property (in years)	2
Maximum estimated useful lives of plant, rental machines and other property (in years)	20
Computer equipment
Property, Plant and Equipment and Finite-Lived Intangible Assets
Minimum estimated useful lives of plant, rental machines and other property (in years)	1.5
Maximum estimated useful lives of plant, rental machines and other property (in years)	5
Leasehold improvements
Property, Plant and Equipment and Finite-Lived Intangible Assets
Maximum estimated useful lives of plant, rental machines and other property (in years)	25

Acquisitions/Divestitures (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended																	12 Months Ended					1 Months Ended							1 Months Ended									12 Months Ended							12 Months Ended							12 Months Ended	1 Months Ended
	Dec. 31, 2011 entity Y	Dec. 31, 2010 entity	Dec. 31, 2009 entity	Dec. 31, 2011 Completed technology Y	Dec. 31, 2010 Completed technology Minimum Y	Dec. 31, 2009 Completed technology Minimum Y	Dec. 31, 2010 Completed technology Maximum Y	Dec. 31, 2009 Completed technology Maximum Y	Dec. 31, 2011 Client relationships Y	Dec. 31, 2010 Client relationships Minimum Y	Dec. 31, 2009 Client relationships Minimum Y	Dec. 31, 2010 Client relationships Maximum Y	Dec. 31, 2009 Client relationships Maximum Y	Dec. 31, 2010 IPR and D Y	Dec. 31, 2009 Other intangible assets Minimum Y	Dec. 31, 2009 Other intangible assets Maximum Y	Dec. 31, 2011 Patents/trademarks	Dec. 31, 2011 Patents/trademarks Minimum Y	Dec. 31, 2010 Patents/trademarks Minimum Y	Dec. 31, 2011 Patents/trademarks Maximum Y	Dec. 31, 2010 Patents/trademarks Maximum Y	Jun. 30, 2011 TRIRIGA, Inc.	Nov. 30, 2010 Netezza Y	Dec. 31, 2010 Netezza	Nov. 10, 2010 Netezza	Dec. 31, 2010 Netezza Completed technology	Dec. 31, 2010 Netezza Client relationships	Dec. 31, 2010 Netezza IPR and D	Dec. 31, 2010 Netezza Patents/trademarks	Aug. 31, 2010 Sterling Commerce Y	Dec. 31, 2010 Sterling Commerce	Aug. 27, 2010 Sterling Commerce	Dec. 31, 2010 Sterling Commerce Completed technology	Dec. 31, 2010 Sterling Commerce Client relationships	Dec. 31, 2010 Sterling Commerce Patents/trademarks	Dec. 31, 2011 Other Acquisitions 2011	Dec. 31, 2011 Other Acquisitions 2011 Global Business Services	Dec. 31, 2011 Other Acquisitions 2011 Software.	Dec. 31, 2010 Other Acquisitions 2010 Y	Dec. 31, 2010 Other Acquisitions 2010 Completed technology	Dec. 31, 2010 Other Acquisitions 2010 Client relationships	Dec. 31, 2010 Other Acquisitions 2010 IPR and D	Dec. 31, 2010 Other Acquisitions 2010 Patents/trademarks	Dec. 31, 2010 Other Acquisitions 2010 Global Technology Services	Dec. 31, 2010 Other Acquisitions 2010 Global Business Services	Dec. 31, 2010 Other Acquisitions 2010 Systems and Technology entity	Dec. 31, 2010 Other Acquisitions 2010 Software. entity	Dec. 31, 2009 Other Acquisitions 2009 Y	Dec. 31, 2009 Other Acquisitions 2009 Completed technology	Dec. 31, 2009 Other Acquisitions 2009 Client relationships	Dec. 31, 2009 Other Acquisitions 2009 Other intangible assets	Dec. 31, 2009 Other Acquisitions 2009 Global Technology Services	Dec. 31, 2009 Other Acquisitions 2009 Software. entity	Oct. 31, 2009 SPSS, INC. (SPSS) Y	Dec. 31, 2009 SPSS, INC. (SPSS)	Oct. 02, 2009 SPSS, INC. (SPSS)	Dec. 31, 2009 SPSS, INC. (SPSS) Completed technology	Dec. 31, 2009 SPSS, INC. (SPSS) Client relationships	Dec. 31, 2009 SPSS, INC. (SPSS) Other intangible assets
Acquisitions:
Businesses acquired, number (in entities)	5	17	6
Percentage of business acquired (as a percent)	100.00%																					100.00%			100.00%							100.00%				100.00%			100.00%																	100.00%
Businesses acquired, aggregate cost	$ 1,849	$ 6,538	$ 1,471
Businesses acquired, cash consideration																									1,847							1,415																								1,177
Acquired intangible asset, weighted average useful life (in years)	6.9			7	3	4	7	7	7	2	5	7	7	5	1	7		1	1	7	7		6.9							6.9									6.4									6.5						7
Businesses acquired, privately held companies number																																														2	10						4
Businesses acquired, publicly held companies number																																															1
Current assets	251																							218							196								377									13							397
Fixed assets/noncurrent	88																							73							106								209									1							20
Goodwill	1,291																							1,410							1,032						14	1,277	2,312					32	252	375	1,653	255				10	246		748
Intangible assets				320					222								17									202	52	4	16				218	244	14					493	293	17	27						39	20	1						105	30	36
Total assets acquired	2,190																							1,975							1,810								3,728									330							1,336
Current liabilities	(191)																							(9)							(129)								(161)									(34)							(157)
Noncurrent liabilities	(150)																							(120)							(266)								(291)									0							(2)
Total liabilities assumed	(341)																							(128)							(395)								(452)									(35)							(160)
Total purchase price	$ 1,849																							$ 1,847							$ 1,415								$ 3,277									$ 295							$ 1,177
Expected percent of goodwill deductible for tax purposes (as a percent)	25.00%																																						10.00%

Acquisitions/Divestitures (Details 2) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended			3 Months Ended	1 Months Ended
	Jun. 30, 2011 Divestitures	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Mar. 31, 2010 Dassault Systems	Mar. 31, 2009 Geodis
Acquisitions/Divestitures
Number of divestitures	2
Divestitures:
Proceeds from divestiture		$ 14	$ 55	$ 400	$ 459	$ 365
Gain (loss) on divestiture					$ 591	$ 298

Financial Instruments (Details) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Financial assets and financial liabilities measured at fair value on a recurring basis:
Debt securities - noncurrent	$ 8,000,000	$ 7,000,000
Available-for-sale equity investments	83,000,000	458,000,000
Potential reduction in net position of total derivative liabilities	324,000,000	475,000,000
Recurring | Prepaid expenses and other current assets
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	546,000,000	511,000,000
Recurring | Investments and other sundry assets
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	754,000,000	588,000,000
Recurring | Other accrued expenses and liabilities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative liabilities	365,000,000	871,000,000
Recurring | Other liabilities.
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative liabilities	166,000,000	135,000,000
Other securities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Debt securities - noncurrent	8,000,000	7,000,000
Level 1 | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	1,886,000,000	1,532,000,000
Debt securities - noncurrent	1,000,000	1,000,000
Available-for-sale equity investments	69,000,000	445,000,000
Total Assets	1,956,000,000	1,978,000,000
Level 1 | Money market funds | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	1,886,000,000	1,532,000,000
Level 2 | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	6,600,000,000	6,269,000,000
Debt securities - current		990,000,000
Debt securities - noncurrent	7,000,000	6,000,000
Available-for-sale equity investments	14,000,000	13,000,000
Derivative assets	1,300,000,000	1,099,000,000
Total Assets	7,921,000,000	8,377,000,000
Total Liabilities	531,000,000	1,006,000,000
Level 2 | Interest rate contracts | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	783,000,000	548,000,000
Level 2 | Foreign exchange contracts | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	510,000,000	539,000,000
Derivative liabilities	523,000,000	1,003,000,000
Level 2 | Equity contracts | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	7,000,000	12,000,000
Derivative liabilities	8,000,000	3,000,000
Level 2 | Time deposits and certificates of deposit | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	2,082,000,000	2,473,000,000
Level 2 | Commercial paper | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	1,760,000,000	2,673,000,000
Debt securities - current		490,000,000
Level 2 | Canada government securities | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents		1,054,000,000
Level 2 | U.S. government securities | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	2,750,000,000	44,000,000
Debt securities - current		500,000,000
Level 2 | U.S. government agency securities | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents		22,000,000
Level 2 | Other securities | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	8,000,000	3,000,000
Debt securities - current		1,000,000
Total fair value | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	8,486,000,000	7,801,000,000
Debt securities - current		990,000,000
Debt securities - noncurrent	8,000,000	7,000,000
Available-for-sale equity investments	83,000,000	458,000,000
Derivative assets	1,300,000,000	1,099,000,000
Total Assets	9,877,000,000	10,355,000,000
Total Liabilities	531,000,000	1,006,000,000
Potential reduction in net position of total derivative assets	324,000,000	475,000,000
Potential reduction in net position of total derivative liabilities	324,000,000	475,000,000
Total fair value | Interest rate contracts | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	783,000,000	548,000,000
Total fair value | Foreign exchange contracts | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	510,000,000	539,000,000
Derivative liabilities	523,000,000	1,003,000,000
Total fair value | Equity contracts | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	7,000,000	12,000,000
Derivative liabilities	8,000,000	3,000,000
Total fair value | Time deposits and certificates of deposit | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	2,082,000,000	2,473,000,000
Total fair value | Commercial paper | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	1,760,000,000	2,673,000,000
Debt securities - current		490,000,000
Total fair value | Money market funds | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	1,886,000,000	1,532,000,000
Total fair value | Canada government securities | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents		1,054,000,000
Total fair value | U.S. government securities | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	2,750,000,000	44,000,000
Debt securities - current		500,000,000
Total fair value | U.S. government agency securities | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents		22,000,000
Total fair value | Other securities | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	8,000,000	3,000,000
Debt securities - current		$ 1,000,000

Financial Instruments (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010	Dec. 31, 2009
Fair value of financial instruments, details:
Carrying amount of long-term debt	$ 22,857,000,000	$ 21,846,000,000
Fair value of long-term debt	27,383,000,000	24,006,000,000
Debt and Marketable Equity Securities.
Debt securities - noncurrent, Adjusted Cost	7,000,000	6,000,000
Debt securities non-current gross unrealized gains	1,000,000	1,000,000
Debt securities non-current gross unrealized losses		0
Available-for-sale equity investments, Adjusted Cost	58,000,000	194,000,000
Available-for-sale equity investments, gross unrealized gains	27,000,000	264,000,000
Available-for-sale equity investments, gross unrealized losses	(2,000,000)	0
Debt securities - noncurrent	8,000,000	7,000,000
Available-for-sale equity investments	83,000,000	458,000,000
Sales of debt and marketable equity securities
Proceeds	405,000,000	16,000,000	24,000,000
Gross realized gains (before taxes)	232,000,000	6,000,000	3,000,000
Gross realized losses (before taxes)	0	0	(40,000,000)
Unrealized holding gains (losses) on available-for-sale debt and marketable securities
Net unrealized gains/(losses) arising during the period	(7,000,000)	51,000,000
Net unrealized (gains)/losses reclassified to net income	(143,000,000)	0	39,000,000
Writedowns included in net income for the period	300,000	3,600,000
Contractual maturities of substantially all available-for-sale debt securities (in years)	1
Other securities
Debt and Marketable Equity Securities.
Debt securities - noncurrent, Adjusted Cost	7,000,000	6,000,000
Debt securities non-current gross unrealized gains	1,000,000	1,000,000
Debt securities non-current gross unrealized losses		0
Debt securities - noncurrent	$ 8,000,000	$ 7,000,000

Financial Instruments (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 basispoint	Dec. 31, 2010
Derivative Financial Instruments
Derivative instruments with credit-risk related contingent features	$ 131	$ 363
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	1,300	1,099
Fair value of total derivative instruments, Liabilities	2,415	3,576
Collateral posted for derivative instruments with credit-risk related contingent features		9
Maximum spread on credit default swap agreements before full overnight collateralization is required (in basis points)	250
Liabilities included in master netting arrangements	324	475
Collateral received for derivative instruments with credit-risk related contingent features	466	88
Cash collateral related to all applicable derivative instruments recorded in other receivables		9
Amounts recognized in accounts payable for the obligation to return cash collateral	466	88
Cash collateral rehypothecated		9
Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	1,190	794
Fair value of total derivative instruments, Liabilities	428	633
Derivative instruments not designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	110	305
Fair value of total derivative instruments, Liabilities	103	373
Prepaid expenses and other current assets | Interest rate contracts | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	50	33
Prepaid expenses and other current assets | Foreign exchange contracts | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	407	224
Prepaid expenses and other current assets | Foreign exchange contracts | Derivative instruments not designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	82	242
Prepaid expenses and other current assets | Equity contracts | Derivative instruments not designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	7	12
Investments and sundry assets | Interest rate contracts | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	733	514
Investments and sundry assets | Foreign exchange contracts | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets		22
Investments and sundry assets | Foreign exchange contracts | Derivative instruments not designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	21	51
Long term debt. | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Liabilities	1,884	1,746
Other accrued expenses and liabilities | Foreign exchange contracts | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Liabilities	273	498
Other accrued expenses and liabilities | Foreign exchange contracts | Derivative instruments not designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Liabilities	84	370
Other accrued expenses and liabilities | Equity contracts | Derivative instruments not designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Liabilities	8	3
Other liabilities. | Foreign exchange contracts | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Liabilities	155	135
Other liabilities. | Foreign exchange contracts | Derivative instruments not designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Liabilities	11
Short term debt | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Liabilities		$ 823

Financial Instruments (Details 4) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Derivative Instruments, Gain (Loss)
Fair value of derivative liabilities	$ 2,415,000,000	$ 3,576,000,000
Derivative instruments in fair value hedging relationships | Interest rate swaps
Derivative Instruments, Gain (Loss)
Notional amount	5,900,000,000	7,100,000,000
Average remaining maturity	P5.5Y	P5.7Y
Derivative instruments in cash flow hedging relationships | Foreign exchange forward contracts
Derivative Instruments, Gain (Loss)
Notional amount	10,900,000,000	11,300,000,000
Average remaining maturity	P0.7Y	P0.8Y
Net gains (losses) in other comprehensive income in connection with cash flow hedges	88,000,000	(147,000,000)
Gains (losses) expected to be reclassified to net income within the next 12 months	191,000,000	(249,000,000)
Maximum length of time hedged (in years)	4 years
Derivative instruments in cash flow hedging relationships | Interest rate swaps
Derivative Instruments, Gain (Loss)
Net gains (losses) in other comprehensive income/(loss), cash flow hedges of borrowings	(5,000,000)	(13,000,000)
Gains (losses) expected to be reclassified to net income within the next 12 months	(6,000,000)	(8,000,000)
Derivative instruments in cash flow hedging relationships | Currency swaps
Derivative Instruments, Gain (Loss)
Notional amount		200,000,000
Net gains (losses) in other comprehensive income/(loss), cash flow hedges of borrowings		(1,000,000)
Maximum length of time hedged (in years)	3 years
Derivative instruments in net investment hedging relationships
Derivative Instruments, Gain (Loss)
Notional amount	5,000,000,000	1,900,000,000
Average remaining maturity	P0.4Y	P0.4Y
Derivative instruments designated as hedging instruments
Derivative Instruments, Gain (Loss)
Fair value of derivative liabilities	428,000,000	633,000,000
Derivative instruments not designated as hedging instruments
Derivative Instruments, Gain (Loss)
Fair value of derivative liabilities	103,000,000	373,000,000
Derivative instruments not designated as hedging instruments | Foreign exchange forward and swap contracts
Derivative Instruments, Gain (Loss)
Notional amount	13,600,000,000	13,000,000,000
Maximum length of time hedged (in years)	less than 1Y
Derivative instruments not designated as hedging instruments | Equity contracts
Derivative Instruments, Gain (Loss)
Notional amount	1,000,000,000	1,000,000,000
Derivative instruments not designated as hedging instruments | Credit default swaps
Derivative Instruments, Gain (Loss)
Maximum length of time hedged (in years)	1Y or less
De-designated | Derivative instruments in net investment hedging relationships
Derivative Instruments, Gain (Loss)
Notional amount		1,600,000,000
Fair value of derivative liabilities		221,000,000
De-designated net investment hedge derivative liabilities maturing in one year		$ 221,000,000

Financial Instruments (Details 5) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Derivative Instruments, Gain (Loss)
Amount of gain (loss) recognized in income on derivatives	$ 880	$ 805	$ (219)
Gain (loss) recognized in earnings attributable to risk being hedged	(206)	(116)	537
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Recognized in OCI	(221)	549	(880)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Reclassified from AOCI to Earnings	(511)	(203)	94
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, (Ineffectiveness) and Amounts Excluded from Effectiveness Testing	(12)	(7)	(2)
Interest rate contracts | Derivative instruments in cash flow hedging relationships
Derivative Instruments, Gain (Loss)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Recognized in OCI			0
Foreign exchange contracts | Derivative instruments in cash flow hedging relationships
Derivative Instruments, Gain (Loss)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Recognized in OCI	(266)	371	(718)
Foreign exchange contracts | Derivative instruments in net investment hedging relationships
Derivative Instruments, Gain (Loss)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Recognized in OCI	45	178	(162)
Cost of financing | Interest rate contracts | Derivative instruments in fair value hedging relationships
Derivative Instruments, Gain (Loss)
Amount of gain (loss) recognized in income, recognized on derivative instruments in fair value hedges	271	241	(172)
Gain (loss) recognized in earnings attributable to risk being hedged	(117)	(70)	344
Interest expense | Interest rate contracts | Derivative instruments in fair value hedging relationships
Derivative Instruments, Gain (Loss)
Amount of gain (loss) recognized in income, recognized on derivative instruments in fair value hedges	205	160	(97)
Gain (loss) recognized in earnings attributable to risk being hedged	(89)	(46)	193
Interest expense | Interest rate contracts | Derivative instruments in cash flow hedging relationships
Derivative Instruments, Gain (Loss)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Reclassified from AOCI to Earnings	(8)	(8)	(13)
Interest expense | Foreign exchange contracts | Derivative instruments in net investment hedging relationships
Derivative Instruments, Gain (Loss)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Reclassified from AOCI to Earnings	0	0
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, (Ineffectiveness) and Amounts Excluded from Effectiveness Testing	(9)	(3)	1
Other (income) and expense | Foreign exchange contracts | Derivative instruments in cash flow hedging relationships
Derivative Instruments, Gain (Loss)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Reclassified from AOCI to Earnings	(247)	(54)	143
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, (Ineffectiveness) and Amounts Excluded from Effectiveness Testing	(3)	(4)	(3)
Other (income) and expense | Foreign exchange contracts | Derivative instruments not designated as hedging instruments
Derivative Instruments, Gain (Loss)
Amount of gain (loss) recognized in income on derivatives	352	299	(128)
Other (income) and expense | Warrants | Derivative instruments not designated as hedging instruments
Derivative Instruments, Gain (Loss)
Amount of gain (loss) recognized in income on derivatives	10
Cost of sales | Foreign exchange contracts | Derivative instruments in cash flow hedging relationships
Derivative Instruments, Gain (Loss)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Reclassified from AOCI to Earnings	(182)	(92)	(49)
Selling, general and administrative expense | Foreign exchange contracts | Derivative instruments in cash flow hedging relationships
Derivative Instruments, Gain (Loss)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Reclassified from AOCI to Earnings	(74)	(49)	14
Selling, general and administrative expense | Equity contracts | Derivative instruments not designated as hedging instruments
Derivative Instruments, Gain (Loss)
Amount of gain (loss) recognized in income on derivatives	$ 42	$ 105	$ 177

Inventories (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Inventories
Finished goods	$ 589	$ 432
Work in process and raw materials	2,007	2,018
Total inventories	$ 2,595	$ 2,450

Financing Receivables (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Net investment in sales-type and direct financing leases	Dec. 31, 2010 Net investment in sales-type and direct financing leases	Dec. 31, 2011 Net investment in sales-type and direct financing leases Financing receivable, upper range of payment terms Y	Dec. 31, 2011 Net investment in sales-type and direct financing leases Financing receivable, lower range of payment terms Y	Dec. 31, 2011 Commercial financing receivables	Dec. 31, 2010 Commercial financing receivables	Dec. 31, 2011 Commercial financing receivables Financing receivable, upper range of payment terms D	Dec. 31, 2011 Commercial financing receivables Financing receivable, lower range of payment terms D	Dec. 31, 2011 Client loan receivables	Dec. 31, 2010 Client loan receivables	Dec. 31, 2011 Client loan receivables Financing receivable, upper range of payment terms Y	Dec. 31, 2011 Client loan receivables Financing receivable, lower range of payment terms Y	Dec. 31, 2011 Installment payment receivables	Dec. 31, 2010 Installment payment receivables	Dec. 31, 2011 Installment payment receivables Financing receivable, upper range of payment terms Y	Dec. 31, 2011 Installment payment receivables Financing receivable, lower range of payment terms Y
Financing receivables, current
Financing receivables, net, current	$ 16,901	$ 16,257	$ 3,765	$ 3,945			$ 7,095	$ 6,777			$ 5,195	$ 4,718			$ 846	$ 816
Financing receivables, noncurrent
Financing receivables, net, noncurrent	10,776	10,548	5,406	5,384			34	43			4,925	4,734			410	388
Financing receivables
Financing receivable, payment terms					6	2			90	30			7	1			3	1
Sales-type and direct financing leases, unguaranteed residual value			745	871
Sales-type and direct financing leases, unearned income			733	816
Allowance for credit losses			118	126			53	58			126	160			51	56
Scheduled maturities of minimum lease payments outstanding as a percentage of the total, 2012 (as a percent)			44.00%
Scheduled maturities of minimum lease payments outstanding as a percentage of the total, 2013 (as a percent)			28.00%
Scheduled maturities of minimum lease payments outstanding as a percentage of the total, 2014 (as a percent)			18.00%
Scheduled maturities of minimum lease payments outstanding as a percentage of the total, 2015 (as a percent)			7.00%
Scheduled maturities of minimum lease payments outstanding as a percentage of the total, 2016 and beyond (as a percent)			3.00%
Financing receivables used as collateral for non-recourse borrowings	$ 324	$ 302

Financing Receivables (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Financing Receivables:
Ending Balance	$ 20,060	$ 19,625
Collectively evaluated for impairment	19,692	18,993
Individually evaluated for impairment	368	632
Allowance for Credit Losses
Allowance for credit losses, beginning balance	353
Write-offs	(84)
Provision	44
Other	(5)
Allowance for credit losses, ending balance	307
Collectively evaluated for impairment	96	71
Individually evaluated for impairment	211	282
Major Markets
Financing Receivables:
Ending Balance	15,587	15,650
Collectively evaluated for impairment	15,321	15,199
Individually evaluated for impairment	266	451
Allowance for Credit Losses
Allowance for credit losses, beginning balance	234
Write-offs	(68)
Provision	39
Other	(1)
Allowance for credit losses, ending balance	203
Collectively evaluated for impairment	82	60
Individually evaluated for impairment	122	174
Growth Markets
Financing Receivables:
Ending Balance	4,472	3,975
Collectively evaluated for impairment	4,370	3,794
Individually evaluated for impairment	102	181
Allowance for Credit Losses
Allowance for credit losses, beginning balance	119
Write-offs	(16)
Provision	5
Other	(4)
Allowance for credit losses, ending balance	104
Collectively evaluated for impairment	15	11
Individually evaluated for impairment	89	108
Lease receivables
Financing Receivables:
Ending Balance	8,430	8,545
Allowance for Credit Losses
Allowance for credit losses, beginning balance		126
Allowance for credit losses, ending balance	118	126
Lease receivables | Major Markets
Financing Receivables:
Ending Balance	6,510	6,562
Allowance for Credit Losses
Allowance for credit losses, beginning balance		84
Allowance for credit losses, ending balance	79	84
Lease receivables | Growth Markets
Financing Receivables:
Ending Balance	1,921	1,983
Allowance for Credit Losses
Allowance for credit losses, beginning balance		42
Allowance for credit losses, ending balance	40	42
Client loan receivables
Financing Receivables:
Ending Balance	11,629	11,080
Allowance for Credit Losses
Allowance for credit losses, beginning balance		226
Allowance for credit losses, ending balance	189	226
Client loan receivables | Major Markets
Financing Receivables:
Ending Balance	9,077	9,087
Allowance for Credit Losses
Allowance for credit losses, beginning balance		150
Allowance for credit losses, ending balance	125	150
Client loan receivables | Growth Markets
Financing Receivables:
Ending Balance	2,552	1,993
Allowance for Credit Losses
Allowance for credit losses, beginning balance		76
Allowance for credit losses, ending balance	$ 64	$ 76

Financing Receivables (Details 3) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Financing Receivables on Non-accrual Status
Total Receivables	$ 165	$ 366
Lease receivables
Financing Receivables on Non-accrual Status
Total Receivables	66	101
Lease receivables | Major Markets
Financing Receivables on Non-accrual Status
Total Receivables	46	69
Lease receivables | Growth Markets
Financing Receivables on Non-accrual Status
Total Receivables	20	33
Client loan receivables
Financing Receivables on Non-accrual Status
Total Receivables	99	264
Client loan receivables | Major Markets
Financing Receivables on Non-accrual Status
Total Receivables	75	141
Client loan receivables | Growth Markets
Financing Receivables on Non-accrual Status
Total Receivables	$ 24	$ 123

Financing Receivables (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Impaired client loan receivables
Recorded Investment	$ 172	$ 328
Related Allowance	123	187
Average Recorded Investment	232
Interest Income Recognized	3
Interest Income Recognized on Cash Basis	0
Major Markets
Impaired client loan receivables
Recorded Investment	110	196
Related Allowance	70	119
Average Recorded Investment	142
Interest Income Recognized	2
Interest Income Recognized on Cash Basis	0
Growth Markets
Impaired client loan receivables
Recorded Investment	62	132
Related Allowance	53	68
Average Recorded Investment	90
Interest Income Recognized	0
Interest Income Recognized on Cash Basis	$ 0

Financing Receivables (Details 5) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Gross recorded investment for each class of receivables, by credit quality indicator
Total	$ 20,060	$ 19,625
Major Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	15,587	15,650
Growth Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	4,472	3,975
Lease receivables
Gross recorded investment for each class of receivables, by credit quality indicator
Total	8,430	8,545
Lease receivables | Major Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	6,510	6,562
Lease receivables | Major Markets | Aaa - Aa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	697	794
Lease receivables | Major Markets | A1 - A3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	1,459	1,463
Lease receivables | Major Markets | Baa1 - Baa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	2,334	2,494
Lease receivables | Major Markets | Ba1 - Ba2
Gross recorded investment for each class of receivables, by credit quality indicator
Total	1,118	899
Lease receivables | Major Markets | Ba3 - B1
Gross recorded investment for each class of receivables, by credit quality indicator
Total	534	518
Lease receivables | Major Markets | B2 - B3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	260	230
Lease receivables | Major Markets | Caa - D
Gross recorded investment for each class of receivables, by credit quality indicator
Total	108	164
Lease receivables | Growth Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	1,921	1,983
Lease receivables | Growth Markets | Aaa - Aa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	139	173
Lease receivables | Growth Markets | A1 - A3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	306	182
Lease receivables | Growth Markets | Baa1 - Baa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	654	837
Lease receivables | Growth Markets | Ba1 - Ba2
Gross recorded investment for each class of receivables, by credit quality indicator
Total	457	403
Lease receivables | Growth Markets | Ba3 - B1
Gross recorded investment for each class of receivables, by credit quality indicator
Total	252	242
Lease receivables | Growth Markets | B2 - B3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	97	93
Lease receivables | Growth Markets | Caa - D
Gross recorded investment for each class of receivables, by credit quality indicator
Total	15	54
Client loan receivables
Gross recorded investment for each class of receivables, by credit quality indicator
Total	11,629	11,080
Client loan receivables | Major Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	9,077	9,087
Client loan receivables | Major Markets | Aaa - Aa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	971	1,100
Client loan receivables | Major Markets | A1 - A3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	2,034	2,026
Client loan receivables | Major Markets | Baa1 - Baa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	3,255	3,453
Client loan receivables | Major Markets | Ba1 - Ba2
Gross recorded investment for each class of receivables, by credit quality indicator
Total	1,559	1,245
Client loan receivables | Major Markets | Ba3 - B1
Gross recorded investment for each class of receivables, by credit quality indicator
Total	744	718
Client loan receivables | Major Markets | B2 - B3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	362	318
Client loan receivables | Major Markets | Caa - D
Gross recorded investment for each class of receivables, by credit quality indicator
Total	151	227
Client loan receivables | Growth Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	2,552	1,993
Client loan receivables | Growth Markets | Aaa - Aa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	185	173
Client loan receivables | Growth Markets | A1 - A3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	407	183
Client loan receivables | Growth Markets | Baa1 - Baa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	869	841
Client loan receivables | Growth Markets | Ba1 - Ba2
Gross recorded investment for each class of receivables, by credit quality indicator
Total	607	405
Client loan receivables | Growth Markets | Ba3 - B1
Gross recorded investment for each class of receivables, by credit quality indicator
Total	335	243
Client loan receivables | Growth Markets | B2 - B3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	129	94
Client loan receivables | Growth Markets | Caa - D
Gross recorded investment for each class of receivables, by credit quality indicator
Total	$ 20	$ 54

Financing Receivables (Details 6)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Financial Industry
Financing Receivables by Portfolio Segment
Financing receivables (as a percent)	39.00%	36.00%
Government Industry
Financing Receivables by Portfolio Segment
Financing receivables (as a percent)	15.00%	16.00%
Manufacturing Industry
Financing Receivables by Portfolio Segment
Financing receivables (as a percent)	13.00%	14.00%
Retail Industry
Financing Receivables by Portfolio Segment
Financing receivables (as a percent)	9.00%	9.00%
Services Industry
Financing Receivables by Portfolio Segment
Financing receivables (as a percent)	7.00%	8.00%
Communications Industry
Financing Receivables by Portfolio Segment
Financing receivables (as a percent)	6.00%	5.00%
Other industries
Financing Receivables by Portfolio Segment
Financing receivables (as a percent)	11.00%	12.00%

Financing Receivables (Details 7) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Past Due Financing Receivable
Total Past Due (> 90 days)	$ 62	$ 65
Current	19,998	19,560
Total Financing Receivables	20,060	19,625
Recorded Investment > 90 Days and Accruing	38	31
Major Markets
Past Due Financing Receivable
Total Financing Receivables	15,587	15,650
Growth Markets
Past Due Financing Receivable
Total Financing Receivables	4,472	3,975
Lease receivables
Past Due Financing Receivable
Total Past Due (> 90 days)	16	22
Current	8,415	8,523
Total Financing Receivables	8,430	8,545
Recorded Investment > 90 Days and Accruing	12	10
Lease receivables | Major Markets
Past Due Financing Receivable
Total Past Due (> 90 days)	6	10
Current	6,504	6,552
Total Financing Receivables	6,510	6,562
Recorded Investment > 90 Days and Accruing	6	5
Lease receivables | Growth Markets
Past Due Financing Receivable
Total Past Due (> 90 days)	9	13
Current	1,911	1,970
Total Financing Receivables	1,921	1,983
Recorded Investment > 90 Days and Accruing	6	5
Client loan receivables
Past Due Financing Receivable
Total Past Due (> 90 days)	46	43
Current	11,584	11,037
Total Financing Receivables	11,629	11,080
Recorded Investment > 90 Days and Accruing	26	21
Client loan receivables | Major Markets
Past Due Financing Receivable
Total Past Due (> 90 days)	23	11
Current	9,054	9,076
Total Financing Receivables	9,077	9,087
Recorded Investment > 90 Days and Accruing	7	4
Client loan receivables | Growth Markets
Past Due Financing Receivable
Total Past Due (> 90 days)	22	32
Current	2,530	1,961
Total Financing Receivables	2,552	1,993
Recorded Investment > 90 Days and Accruing	$ 19	$ 17

Property, Plant and Equipment (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Property, Plant and Equipment
Property, plant and equipment (Note G)	$ 40,124	$ 40,289
Less: Accumulated depreciation (Note G)	26,241	26,193
Property, plant and equipment - net (Note G)	13,883	14,096
Land and land improvements
Property, Plant and Equipment
Property, plant and equipment (Note G)	786	777
Buildings and building improvements
Property, Plant and Equipment
Property, plant and equipment (Note G)	9,531	9,414
Plant, laboratory and office equipment
Property, Plant and Equipment
Property, plant and equipment (Note G)	26,843	26,676
Plant and other property
Property, Plant and Equipment
Property, plant and equipment (Note G)	37,160	36,867
Less: Accumulated depreciation (Note G)	24,703	24,435
Property, plant and equipment - net (Note G)	12,457	12,432
Rental machines
Property, Plant and Equipment
Property, plant and equipment (Note G)	2,964	3,422
Less: Accumulated depreciation (Note G)	1,538	1,758
Property, plant and equipment - net (Note G)	$ 1,426	$ 1,665

Investments and Sundry Assets (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments and Sundry Assets
Deferred transition and setup costs and other deferred arrangements	$ 1,784	$ 1,853
Derivatives-noncurrent	753	588
Alliance investments - equity method	131	122
Alliance investments - non-equity method	127	531
Prepaid software	233	268
Long-term deposits	307	350
Other receivables	208	560
Employee benefit-related	493	409
Prepaid income taxes	261	434
Other assets	598	663
Total	$ 4,895	$ 5,778

Intangible Assets Including Goodwill (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Intangible asset balances by major asset class:
Gross Carrying Amount	$ 5,642	$ 5,649
Accumulated Amortization	(2,250)	(2,161)
Net Carrying Amount	3,392	3,488
Net carrying amount increase/(decrease)	(96)
Intangible asset amortization expense	1,226	1,174
Intangible assets retired and fully amortized	1,133
Capitalized software
Intangible asset balances by major asset class:
Gross Carrying Amount	1,478	1,558
Accumulated Amortization	(678)	(726)
Net Carrying Amount	799	831
Acquired intangibles
Intangible asset balances by major asset class:
Intangible asset amortization expense	634	517
Client relationships
Intangible asset balances by major asset class:
Gross Carrying Amount	1,751	1,709
Accumulated Amortization	(715)	(647)
Net Carrying Amount	1,035	1,062
Completed technology
Intangible asset balances by major asset class:
Gross Carrying Amount	2,156	2,111
Accumulated Amortization	(745)	(688)
Net Carrying Amount	1,411	1,422
In-process R and D
Intangible asset balances by major asset class:
Gross Carrying Amount	22	21
Accumulated Amortization	(1)	0
Net Carrying Amount	21	21
Patents/trademarks
Intangible asset balances by major asset class:
Gross Carrying Amount	207	211
Accumulated Amortization	(88)	(71)
Net Carrying Amount	119	140
Other intangible assets
Intangible asset balances by major asset class:
Gross Carrying Amount	29	39
Accumulated Amortization	(22)	(28)
Net Carrying Amount	$ 7	$ 11

Intangible Assets Including Goodwill (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Future amortization expense, by year
2012	$ 1,113
2013	840
2014	516
2015	340
2016	303
Capitalized software
Future amortization expense, by year
2012	480
2013	250
2014	70
Acquired intangibles
Future amortization expense, by year
2012	634
2013	590
2014	446
2015	340
2016	$ 303

Intangible Assets Including Goodwill (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Changes in Goodwill Balances
Beginning Balance	$ 25,136	$ 20,190
Goodwill Additions	1,291	4,754
Purchase Price Adjustments	2	(54)
Divestitures	(13)
Foreign Currency Translation and Other Adjustments	(203)	245
Ending Balance	26,213	25,136
Global Business Services
Changes in Goodwill Balances
Beginning Balance	4,329	4,042
Goodwill Additions	14	252
Purchase Price Adjustments	0	0
Divestitures	(10)
Foreign Currency Translation and Other Adjustments	(20)	35
Ending Balance	4,313	4,329
Global Technology Services
Changes in Goodwill Balances
Beginning Balance	2,704	2,777
Goodwill Additions		32
Purchase Price Adjustments	(1)	(1)
Divestitures	(2)
Foreign Currency Translation and Other Adjustments	(55)	(104)
Ending Balance	2,646	2,704
Software.
Changes in Goodwill Balances
Beginning Balance	16,963	12,605
Goodwill Additions	1,277	4,095
Purchase Price Adjustments	10	(52)
Divestitures	(2)
Foreign Currency Translation and Other Adjustments	(127)	315
Ending Balance	18,121	16,963
Systems and Technology
Changes in Goodwill Balances
Beginning Balance	1,139	766
Goodwill Additions		375
Purchase Price Adjustments	(6)	(1)
Foreign Currency Translation and Other Adjustments	0	(1)
Ending Balance	$ 1,133	$ 1,139

Borrowings (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Debt Disclosure
Short-term debt (Notes D&J)	$ 8,463	$ 6,778
Total	26,702
Less: Net unamortized discount	533	531
Add: Fair value adjustment	994	788
Long-Term Debt, including current portion	27,161	25,863
Less: Current maturities	4,306	4,017
Total long-term debt (excluding current portion)	22,857	21,846
Commercial paper
Debt Disclosure
Short-term debt (Notes D&J)	2,300	1,144
Weighted-average interest rates for short-term loans (as a percent)	0.10%	0.20%
Short-term loans
Debt Disclosure
Short-term debt (Notes D&J)	1,859	1,617
Weighted-average interest rates for short-term loans (as a percent)	1.20%	1.10%
Long term debt - current maturities
Debt Disclosure
Short-term debt (Notes D&J)	4,306	4,017
U.S. Dollar Notes and Debentures
Debt Disclosure
Total	24,192	21,766
3.72% Notes and Debentures, maturing in 2012-2013
Debt Disclosure
Total	8,615	6,326
Debt instrument, stated interest rate percentage (as a percent)	3.72%
1.02% Notes and Debentures, maturing in 2014-2015
Debt Disclosure
Total	2,414	5,019
Debt instrument, stated interest rate percentage (as a percent)	1.02%
4.94% Notes and debentures, maturing in 2016-2020
Debt Disclosure
Total	8,600	6,359
Debt instrument, stated interest rate percentage (as a percent)	4.94%
2.90% Notes and debentures, maturing in 2021
Debt Disclosure
Total	500
Debt instrument, stated interest rate percentage (as a percent)	2.90%
7.00% Notes and Debentures, maturing in 2025
Debt Disclosure
Total	600	600
Debt instrument, stated interest rate percentage (as a percent)	7.00%
6.22% Notes and Debentures, maturing in 2027
Debt Disclosure
Total	469	469
Debt instrument, stated interest rate percentage (as a percent)	6.22%
6.50% Notes and Debentures, maturing in 2028
Debt Disclosure
Total	313	313
Debt instrument, stated interest rate percentage (as a percent)	6.50%
5.875% Notes and Debentures, maturing in 2032
Debt Disclosure
Total	600	600
Debt instrument, stated interest rate percentage (as a percent)	5.88%
8.00% Notes and Debentures, maturing in 2038
Debt Disclosure
Total	187	187
Debt instrument, stated interest rate percentage (as a percent)	8.00%
5.60% Notes and Debentures, maturing in 2039
Debt Disclosure
Total	1,545	1,545
Debt instrument, stated interest rate percentage (as a percent)	5.60%
7.00% Notes and Debentures, maturing in 2045
Debt Disclosure
Total	27	27
Debt instrument, stated interest rate percentage (as a percent)	7.00%
7.125% Notes and Debentures, maturing in 2096
Debt Disclosure
Total	322	322
Debt instrument, stated interest rate percentage (as a percent)	7.13%
Other currencies
Debt Disclosure
Total	26,702	25,606
6.6% Euros maturing in 2012-2016
Debt Disclosure
Total	1,037	1,897
Debt instrument, stated interest rate percentage (as a percent)	6.60%
0.8% Japanese yen maturing in 2013-2014
Debt Disclosure
Total	1,123	1,162
Debt instrument, stated interest rate percentage (as a percent)	0.80%
3.8% Swiss francs maturing in 2012-2020
Debt Disclosure
Total	173	540
Debt instrument, stated interest rate percentage (as a percent)	3.80%
5.1% Other maturing in 2012-2014
Debt Disclosure
Total	$ 177	$ 240
Debt instrument, stated interest rate percentage (as a percent)	5.10%

Borrowings (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Debt Disclosure
Total	$ 26,702
IBM International Group Capital LLC | 3.72% Notes and Debentures, maturing in 2012-2013 and 1.02% Notes and Debentures, maturing in 2014-2015
Debt Disclosure
Total	$ 1,600
IBM International Group | 3.72% Notes and Debentures, maturing in 2012-2013 and 1.02% Notes and Debentures, maturing in 2014-2015
Debt Disclosure
Percentage of ownership in indirect subsidiary (as a percent)	100.00%

Borrowings (Details 3) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Borrowings
Fixed-rate debt	$ 18,547	$ 14,446
Floating-rate debt	8,614	11,417
Fixed-rate debt, Average Rate (as a percent)	4.38%	5.29%
Floating-rate debt, Average Rate (as a percent)	1.54%	1.23%
Long-Term Debt, including current portion	27,161	25,863
Notional interest rate swaps that effectively convert the fixed-rate long-term debt into floating-rate debt	5,898	7,078
Pre-swap annual contractual maturities of long-term debt outstanding
2012	4,311
2013	5,495
2014	3,763
2015	197
2016	3,009
2017 and beyond	9,926
Total	$ 26,702

Borrowings (Details 4) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Interest on Debt
Cost of financing	$ 553,000,000	$ 555,000,000	$ 706,000,000
Interest expense	402,000,000	365,000,000	404,000,000
Net investment derivative activity	9,000,000	3,000,000	(1,000,000)
Interest capitalized	9,000,000	5,000,000	13,000,000
Total interest paid and accrued	973,000,000	928,000,000	1,122,000,000
Credit Agreement
Unused lines:
Revolving lines of credit, term	5 years
Revolving lines of credit, amount	10,000,000,000
Lines of credit, expenses	5,000,000	6,200,000	6,300,000
Revolving lines of credit, additional amount	$ 2,000,000,000

Other Liabilities (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Current Liability	Dec. 31, 2011 Noncurrent Liability	Dec. 31, 2011 Workforce Current Liability	Dec. 31, 2011 Workforce Noncurrent Liability	Dec. 31, 2011 Space Current Liability	Dec. 31, 2011 Space Noncurrent Liability
Other Liabilities
Income tax reserves	$ 3,989	$ 3,486
Executive compensation accruals	1,388	1,302
Disability benefits	835	739
Derivative liabilities	166	135
Special actions	347	399
Workforce reductions	366	406
Deferred taxes	549	378
Environmental accruals	249	249
Noncurrent warranty accruals	163	130
Asset retirement obligations	166	161
Other	777	841
Total	8,996	8,226
Restructuring Reserve
Liability at the beginning of the period			53	399	45	395	8	4
Payments			(53)	0	(46)	0	(8)	0
Other Adjustments			38	(52)	34	(51)	4	(1)
Liability at the end of the period			$ 38	$ 347	$ 33	$ 344	$ 4	$ 3

Other Liabilities (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Non-ARO environmental liabilities
Environmental Loss
Accrual for environmental loss contingencies	$ 262	$ 262
ARO liabilities
Environmental Loss
Accrual for environmental loss contingencies	$ 187	$ 176

Equity Activity (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Equity Activity
Common stock, Shares authorized (in shares)	4,687,500,000	4,687,500,000
Common stock, par value (in dollars per share)	$ 0.2	$ 0.2
Common stock, outstanding (in shares)	1,163,182,565
Preferred stock, shares authorized (in shares)	150,000,000
Preferred stock, par value (in dollars per share)	$ 0.01
Common stock repurchased (in shares)	88,683,716	117,721,650	68,650,727
Common stock repurchased (in dollars)	$ 15,034	$ 15,419	$ 7,534
Common stock repurchase authorization available (in dollars)	8,660
Common stock issued under employee plans, (in shares)	20,669,785	34,783,386	30,034,808
Issue of treasury shares as a result of exercises of stock options (in shares)	4,920,198	7,929,318	6,408,265
Purchases of treasury stock under employee plans (in shares)	1,717,246	2,334,932	1,550,846
Value of common shares remitted by employees in order to satisfy tax withholding requirements	289	297	161
Other comprehensive income/(loss), before tax:
Foreign currency translation adjustments, before tax	(693)	712	1,675
Net changes related to available-for-sale securities, before tax
Unrealized gains/(losses) arising during the period, before tax	(14)	70	118
Reclassification of (gains)/losses to net income, before tax	(231)	0	64
Subsequent changes in previously impaired securities arising during the period, before tax	4	8
Total net changes related to available-for-sale securities	(241)	78	182
Unrealized gains/(losses) on cash flow hedges, before tax
Unrealized gains/(losses) arising during the period, before tax	(266)	371	(718)
Reclassification of (gains)/losses to net income, before tax	511	203	(94)
Total unrealized gains/(losses) on cash flow hedges	245	573	(812)
Retirement-related benefit plans, before tax
Prior service costs/(credits), before tax	(28)	28	375
Net (losses)/gains arising during the period, before tax	(5,463)	(2,728)	1,433
Curtailments and settlements, before tax	11	10	(125)
Amortization of prior service (credits)/cost, before tax	(157)	(183)	(162)
Amortization of net gains/(losses),before tax	1,847	1,249	1,105
Total retirement-related benefit plans	(3,790)	(1,624)	2,626
Other comprehensive income/(loss), before tax (Note L)	(4,479)	(260)	3,671
Other comprehensive income, tax
Foreign currency translation adjustments, tax	(18)	(69)	57
Net changes related to available-for-sale securities, tax
Unrealized gains/(losses) arising during the period, tax	5	(24)	(47)
Reclassification of (gains)/losses to net income, tax	88	0	(24)
Subsequent changes in previously impaired securities arising during the period, tax	(1)	(3)
Total net changes related to available-for-sale securities, tax	91	(27)	(71)
Unrealized gains/(losses) on cash flow hedges, tax
Unrealized gains/(losses) arising during the period, tax	105	(120)	224
Reclassification of (gains)/losses to net income, tax	(182)	(68)	32
Total unrealized gains/(losses) on cash flow hedges, tax	(77)	(188)	256
Retirement-related benefit plans, tax
Prior service costs/(credits), tax	7	(8)	(146)
Net (losses)/gains arising during the period, tax	1,897	1,016	(439)
Curtailments and settlements, tax	(3)	(3)	33
Amortization of prior service (credits)/cost, tax	62	67	55
Amortization of net gains/(losses), tax	(619)	(441)	(402)
Total retirement-related benefit plans, tax	1,343	632	(898)
Other comprehensive income/(loss), tax	1,339	348	(656)
Other comprehensive income/(loss), net of tax:
Foreign currency translation adjustments, net of tax	(711)	643	1,732
Net changes related to available-for-sale securities, net of tax
Unrealized gains/(losses) arising during the period, net of tax	(9)	46	72
Reclassification of (gains)/losses to net income, net of tax	143	0	(39)
Subsequent changes in previously impaired securities arising during the period, net of tax	3	5
Total net changes related to available-for-sale securities, net of tax	(150)	51	111
Unrealized gains/(losses) on cash flow hedges, net of tax
Unrealized gains/(losses) arising during the period, net of tax	(162)	251	(493)
Reclassification of (gains)/losses to net income, net of tax	329	134	(63)
Total unrealized gains/(losses) on cash flow hedges, net of tax	167	385	(556)
Retirement-related benefit plans, net of tax
Prior service costs/(credits), net of tax	(22)	20	229
Net (losses)/gains arising during the period, net of tax	(3,566)	(1,712)	994
Curtailments and settlements, net of tax	7	7	(93)
Amortization of prior service (credits)/cost, net of tax	(94)	(116)	(107)
Amortization of net gains/(losses), net of tax	1,227	808	704
Total retirement-related benefit plans, net of tax	(2,448)	(992)	1,727
Other comprehensive income/(loss) (Note L)	$ (3,142)	$ 87	$ 3,015

Equity Activity (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Accumulated Other Comprehensive Income (Loss) Net of Tax
Equity, beginning balance	$ 23,172	$ 22,755	$ 13,584
Changes for period	(3,142)	87	3,015
Equity, ending balance	20,236	23,172	22,755
Accumulated Other Comprehensive Income/(Loss)
Accumulated Other Comprehensive Income (Loss) Net of Tax
Equity, beginning balance	(18,743)	(18,830)	(21,845)
Changes for period	(3,142)	87	3,015
Equity, ending balance	(21,885)	(18,743)	(18,830)
Net Unrealized Gains/(Losses) on Cash Flow Hedges
Accumulated Other Comprehensive Income (Loss) Net of Tax
Equity, beginning balance	(96)	(481)
Changes for period	167	385
Equity, ending balance	71	(96)
Foreign Currency Translation Adjustments
Accumulated Other Comprehensive Income (Loss) Net of Tax
Equity, beginning balance	2,478	1,836
Changes for period	(711)	643
Equity, ending balance	1,767	2,478
Net Change Retirement- related Benefit Plans
Accumulated Other Comprehensive Income (Loss) Net of Tax
Equity, beginning balance	(21,289)	(20,297)
Changes for period	(2,448)	(992)
Equity, ending balance	(23,737)	(21,289)
Net Unrealized Gains/(Losses) on Available-For-Sale Securities
Accumulated Other Comprehensive Income (Loss) Net of Tax
Equity, beginning balance	164	113
Changes for period	(150)	51
Equity, ending balance	$ 13	$ 164

Contingencies and Commitments (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011 country	Mar. 31, 2011 ACQIS LLC (Acqis)	Dec. 31, 2011 Former IBM UK Defined Benefit Plan Participants IBM United Kingdom Limited Claims	Mar. 31, 2011 Civil enforcement action with the SEC IBM Korea, LG IBM, IBM (China) Investment Company Limited and IBM Global Services (China) Co., Ltd.
Contingencies and Commitments
Clients presence in number of countries	170
Loss Contingencies
Amount of settlement		$ 9		$ 10
Claims pending			275
Profits gained as a result of the conduct alleged in the SEC's complaint				5.3
Prejudgment interest				2.7
Civil penalty				2
Income tax examination - Brazil, total potential liability	$ 600

Contingencies and Commitments (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Extended lines of credit
Commitments, guarantees:
Unused amounts in lines of credit to third-party entities and commitments for future financing to clients	$ 4,040	$ 3,415
Financing for client purchase agreements
Commitments, guarantees:
Unused amounts in lines of credit to third-party entities and commitments for future financing to clients	2,567	2,825
Financial guarantees
Commitments, guarantees:
Guarantor obligations, maximum exposure	$ 42	$ 48

Taxes (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income before income taxes:
U.S. operations		$ 9,716	$ 9,140	$ 9,524
Non-U.S. operations		11,287	10,583	8,614
Income before income taxes		21,003	19,723	18,138
U.S. federal:
Current		268	190	473
Deferred		909	1,015	1,341
Total		1,177	1,205	1,814
U.S. state and local:
Current		429	279	120
Deferred		81	210	185
Total		510	489	305
Non-U.S.:
Current		3,239	3,127	2,347
Deferred		222	69	247
Total		3,461	3,196	2,594
Provision for income taxes (Note N)		5,148	4,890	4,713
Provision for social security, real estate, personal property and other taxes		4,289	4,018	3,986
Taxes included in income		9,437	8,908	8,699
Reconciliation of the statutory U.S. federal tax rate to the company's effective tax rate
Statutory rate (as a percent)		35.00%	35.00%	35.00%
Foreign tax differential (as a percent)		(10.00%)	(10.00%)	(9.00%)
State and local (as a percent)		2.00%	2.00%	1.00%
Other (as a percent)		(2.00%)	(2.00%)	(1.00%)
Effective rate (as a percent)		25.00%	25.00%	26.00%
Benefit to the provision for income taxes resulting from agreement with IRS in matters for the period 2004-2007	173
Income Tax Expense (Benefit) Continuing Operations [Line Items]
Provision for Income Taxes		5,148	4,890	4,713
U.S. Operations
Non-U.S.:
Provision for income taxes (Note N)		2,141	2,000	2,427
Income Tax Expense (Benefit) Continuing Operations [Line Items]
Provision for Income Taxes		2,141	2,000	2,427
Non-U.S. operations
Non-U.S.:
Provision for income taxes (Note N)		3,007	2,890	2,286
Income Tax Expense (Benefit) Continuing Operations [Line Items]
Provision for Income Taxes		$ 3,007	$ 2,890	$ 2,286

Taxes (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Deferred Tax Assets
Retirement benefits	$ 5,169	$ 4,131
Share-based and other compensation	1,598	1,570
Domestic tax loss/credit carryforwards	914	948
Deferred income	834	1,080
Foreign tax loss/credit carryforwards	752	758
Bad debt, inventory and warranty reserves	608	564
Depreciation	474	470
Capitalized research and development	70	291
Other	1,409	1,486
Gross deferred tax assets	11,828	11,298
Less: valuation allowance	912	795
Net deferred tax assets	10,916	10,503
Deferred Tax Liabilities
Leases	2,149	1,950
Depreciation	1,421	1,223
Goodwill and intangible assets	796	909
Retirement benefits	551	338
Software development costs	466	638
Other	1,121	1,114
Gross deferred tax liabilities	6,504	6,172
Tax effect of foreign and domestic loss carryforwards	791
Tax effect of foreign and domestic tax credit carryforwards	875
Number of years for which carryforwards are available	Two years or ten years or more
Increase (decrease) in amount of unrecognized tax benefits	$ 282

Taxes (Details 3) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Taxes
Undistributed earnings of non-U.S. subsidiaries	$ 37,900,000,000
A reconciliation of the beginning and ending amount of unrecognized tax benefits
Balance at January 1	5,293,000,000	4,790,000,000	3,898,000,000
Additions based on tax positions related to the current year	672,000,000	1,054,000,000	554,000,000
Additions for tax positions of prior years	379,000,000	1,768,000,000	634,000,000
Reductions for tax positions of prior years (including impacts due to a lapse in statute)	(538,000,000)	(1,659,000,000)	(277,000,000)
Settlements	(231,000,000)	(660,000,000)	(19,000,000)
Balance at December 31	5,575,000,000	5,293,000,000	4,790,000,000
Unrecognized tax benefit on certain foreign tax losses appealed with taxing authority	1,557,000,000	1,475,000,000
Offsetting tax benefits associated with the correlative effects of potential transfer pricing adjustments, state income taxes and timing adjustments benefit	485,000,000
Net unrecognized tax benefit amount that, if recognized, would favorably affect the company's effective tax rate	5,090,000,000	4,849,000,000	4,213,000,000
Recognized interest expense (benefit) and penalties	129,000,000	(15,000,000)	193,000,000
Interest and penalties accrued	461,000,000	374,000,000
Significant reduction in unrecognized tax benefits that is reasonably possible in the next 12 months	$ 138,000,000

Research, Development and Engineering (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Research, Development and Engineering
RD&E expense	$ 6,258	$ 6,026	$ 5,820
Scientific research, application of scientific advances, services and application	5,990	5,720	5,523
Software-related expenses	3,097	3,028	2,991
Product-related engineering expenses	$ 267	$ 306	$ 297

Earnings Per Share of Common Stock (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Weighted-average number of shares on which earnings per share calculations are based:
Basic (in shares)	1,196,951,006	1,268,789,202	1,327,157,410
Add - incremental shares under stock-based compensation plans (in shares)	14,241,131	16,189,053	12,258,864
Add - incremental shares associated with contingently issuable shares (in shares)	2,575,848	2,377,133	1,936,480
Assuming dilution (in shares)	1,213,767,985	1,287,355,388	1,341,352,754
Net income on which earnings per share calculations are based:
Net income	$ 15,855	$ 14,833	$ 13,425
Less - net income applicable to contingently issuable shares	0	0
Net income on which diluted earnings per share is calculated	$ 15,855	$ 14,833	$ 13,425
Earning/(loss) per share of common stock:
Assuming dilution (in dollars per share) (Note P)	$ 13.06	$ 11.52	$ 10.01
Basic (in dollars per share) (Note P)	$ 13.25	$ 11.69	$ 10.12
Outstanding stock options not included in the computation of diluted earnings per share (in shares)			612,272

Rental Expense and Lease Commitments (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Rental Expense and Lease Commitments
Rental expense	$ 1,836	$ 1,727	$ 1,677
Operating lease commitments:
Gross minimum rental commitments (including vacant space below) for 2012	1,562
Gross minimum rental commitments (including vacant space below) for 2013	1,324
Gross minimum rental commitments (including vacant space below) for 2014	1,000
Gross minimum rental commitments (including vacant space below) for 2015	689
Gross minimum rental commitments (including vacant space below) for 2016	443
Gross minimum rental commitments (including vacant space below) beyond 2016	613
Vacant space commitments for 2012	29
Vacant space commitments for 2013	10
Vacant space commitments for 2014	9
Vacant space commitments for 2015	7
Vacant space commitments for 2016	3
Vacant space commitments, beyond 2016	1
Sublease income commitments for 2012	29
Sublease income commitments for 2013	14
Sublease income commitments for 2014	9
Sublease income commitments for 2015	5
Sublease income commitments for 2016	4
Sublease income commitments beyond 2016	8
Capital Leases
Capital lease commitments for 2012	19
Capital lease commitments for 2013	28
Capital lease commitments for 2014	13
Capital lease commitments for 2015	14
Capital lease commitments for 2016	7
Capital lease commitments beyond 2016	$ 5

Stock-Based Compensation (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010	Dec. 31, 2009
Stock-based compensation cost, allocation of recognized costs
Pre-tax stock-based compensation cost	$ 697	$ 629	$ 558
Income tax benefits	(246)	(240)	(221)
Total Stock-based compensation cost	450	389	337
Stock-based compensation cost, unrecognized, related to non-vested awards.	1,169	1,044
Stock-based compensation cost, unrecognized, related to non-vested awards, weighted-average period of recognition (in years)	3
Cost
Stock-based compensation cost, allocation of recognized costs
Pre-tax stock-based compensation cost	120	94	94
Selling, general and administrative
Stock-based compensation cost, allocation of recognized costs
Pre-tax stock-based compensation cost	514	488	417
Research, development and engineering
Stock-based compensation cost, allocation of recognized costs
Pre-tax stock-based compensation cost	62	48	47
Other (income) and expense
Stock-based compensation cost, allocation of recognized costs
Pre-tax stock-based compensation cost		$ (1)

Stock-Based Compensation (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Share-based Compensation Arrangement by Share-based Payment Award
Shares authorized under existing stock based compensation plans (in shares)	274,100,000
Additional shares considered authorized under previous stock based compensation plans (in shares)	66,200,000
Unused shares available for grant (in shares)	124,800,000
Stock options
Share-based Compensation Arrangement by Share-based Payment Award
Percentage of awards vested per year (as a percent)	25.00%
Vesting period (in years)	4 years
Contractual term (in years)	10 years
Weighted Average Exercise Price
Outstanding, beginning balance (in dollars per share)	$ 94	$ 98	$ 102
Options exercised (in dollars per share)	$ 98	$ 101	$ 98
Options canceled/expired (in dollars per share)	$ 107	$ 108	$ 127
Outstanding, ending balance (in dollars per share)	$ 90	$ 94	$ 98
Exercisable at end of period (in dollars per share)	$ 90	$ 94	$ 98
Number of Shares under Option
Outstanding, beginning balance (in shares)	39,197,728	73,210,457	119,307,170
Options exercised (in shares)	(18,144,309)	(33,078,316)	(28,100,192)
Options canceled/expired (in shares)	(391,097)	(934,413)	(17,996,521)
Outstanding, ending balance (in shares)	20,662,322	39,197,728	73,210,457
Exercisable at end of period (in shares)	20,662,322	39,197,728	72,217,126
Restricted Stock Units | Minimum
Share-based Compensation Arrangement by Share-based Payment Award
Vesting period (in years)	1 year
Restricted Stock Units | Maximum
Share-based Compensation Arrangement by Share-based Payment Award
Vesting period (in years)	5 years

Stock-Based Compensation (Details 3) (USD $)	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010	Dec. 31, 2009
Stock option activity by exercise price ranges
Options Outstanding, Weighted Average Exercise Price (in dollars per share)	$ 90
Options Outstanding, Number of Shares under Option (in shares)	20,662,322
Options Outstanding, Aggregate Intrinsic Value	$ 1,933,610,763
Options Outstanding, Weighted Average Remaining Contractual Life (in years)	2.1
Options Exercisable, Weighted Average Exercise Price (in dollars per share)	$ 90
Options Exercisable, Number of Shares under Option (in shares)	20,662,322
Options Exercisable, Aggregate Intrinsic Value	1,933,610,763
Options Exercisable, Weighted Average Remaining Contractual Life (in years)	2.1
Additional options outstanding in connection with acquisitions (in shares)	1,000,000
Additional options outstanding, weighted-average exercise price (in dollars per share)	$ 59
Total intrinsic value of options exercised	1,269,000,000	1,072,000,000	639,000,000
Cash received from exercises of stock options	1,786,000,000	3,347,000,000	2,744,000,000
Tax benefit from exercise of stock options	412,000,000	351,000,000	243,000,000
Treasury stock, shares (in shares)	1,019,287,274	933,806,510
Exercise price range $61-$85
Stock option activity by exercise price ranges
Exercise price, lower range limit (in dollars per share)	$ 61
Exercise price, upper range limit (in dollars per share)	$ 85
Options Outstanding, Weighted Average Exercise Price (in dollars per share)	$ 78
Options Outstanding, Number of Shares under Option (in shares)	8,079,175
Options Outstanding, Aggregate Intrinsic Value	857,827,574
Options Outstanding, Weighted Average Remaining Contractual Life (in years)	1.3
Options Exercisable, Weighted Average Exercise Price (in dollars per share)	$ 78
Options Exercisable, Number of Shares under Option (in shares)	8,079,175
Options Exercisable, Aggregate Intrinsic Value	857,827,574
Options Exercisable, Weighted Average Remaining Contractual Life (in years)	1.3
Exercise price range $86-$105
Stock option activity by exercise price ranges
Exercise price, lower range limit (in dollars per share)	$ 86
Exercise price, upper range limit (in dollars per share)	$ 105
Options Outstanding, Weighted Average Exercise Price (in dollars per share)	$ 97
Options Outstanding, Number of Shares under Option (in shares)	11,061,890
Options Outstanding, Aggregate Intrinsic Value	957,308,722
Options Outstanding, Weighted Average Remaining Contractual Life (in years)	2.6
Options Exercisable, Weighted Average Exercise Price (in dollars per share)	$ 97
Options Exercisable, Number of Shares under Option (in shares)	11,061,890
Options Exercisable, Aggregate Intrinsic Value	957,308,722
Options Exercisable, Weighted Average Remaining Contractual Life (in years)	2.6
Exercise price range $106 and over
Stock option activity by exercise price ranges
Exercise price, lower range limit (in dollars per share)	$ 106
Options Outstanding, Weighted Average Exercise Price (in dollars per share)	$ 106
Options Outstanding, Number of Shares under Option (in shares)	1,521,257
Options Outstanding, Aggregate Intrinsic Value	118,474,466
Options Outstanding, Weighted Average Remaining Contractual Life (in years)	2
Options Exercisable, Weighted Average Exercise Price (in dollars per share)	$ 106
Options Exercisable, Number of Shares under Option (in shares)	1,521,257
Options Exercisable, Aggregate Intrinsic Value	$ 118,474,466
Options Exercisable, Weighted Average Remaining Contractual Life (in years)	2

Stock-Based Compensation (Details 4) (USD $)	3 Months Ended	12 Months Ended
	Jun. 30, 2011 employees	Dec. 31, 2011 Y	Dec. 31, 2010	Dec. 31, 2009
Share-based Compensation Arrangement by Share-based Payment Award
Remaining weighted-average contractual term of RSUs (in years)		3
Stock-based compensation cost, unrecognized, related to non-vested awards.		$ 1,169,000,000	$ 1,044,000,000
Shares available for purchase (in shares)		124,800,000
Stock Awards
Share-based Compensation Arrangement by Share-based Payment Award
Tax benefits realized from stock awards		283,000,000	293,000,000	156,000,000
Restricted Stock Units
Share-based Compensation Arrangement by Share-based Payment Award
Fair value of stock units granted		803,000,000	421,000,000	467,000,000
Remaining weighted-average contractual term of RSUs (in years)		3
Fair value of stock units vested and released		373,000,000	503,000,000	272,000,000
Stock-based compensation cost, unrecognized, related to non-vested awards.		1,021,000,000	865,000,000	892,000,000
Fair value of stock units granted per non-executive employee, second quarter 2011	1,000
Number of non-executive employees to receive equity award grant, second quarter 2011	400,000
Weighted Average Grant Price
Weighted Average grant price, beginning balance (in dollars per share)		$ 110	$ 102	$ 100
Granted (in dollars per share)		$ 154	$ 122	$ 105
Released (in dollars per share)		$ 106	$ 98	$ 99
Canceled/forfeited (in dollars per share)		$ 122	$ 105	$ 101
Weighted Average grant price, ending balance (in dollars per share)		$ 129	$ 110	$ 102
Number of units
Beginning balance (in shares)		11,196,446	13,405,654	12,397,515
Granted (in shares)		5,196,802	3,459,303	4,432,449
Released (in shares)		(3,508,700)	(5,102,951)	(2,748,613)
Canceled/forfeited (in shares)		(665,947)	(565,560)	(675,697)
Ending balance (in shares)		12,218,601	11,196,446	13,405,654
Performance Share Units
Share-based Compensation Arrangement by Share-based Payment Award
Vesting period (in years)		3 years
Fair value of stock units granted		165,000,000	145,000,000	159,000,000
Fair value of stock units vested and released		141,000,000	153,000,000	120,000,000
Weighted Average Grant Price
Weighted Average grant price, beginning balance (in dollars per share)		$ 111	$ 107	$ 102
Granted (in dollars per share)		$ 154	$ 117	$ 101
Additional shares earned above target (in dollars per share)		$ 118	$ 103	$ 83
Released (in dollars per share)		$ 118	$ 103	$ 83
Canceled/forfeited (in dollars per share)		$ 118	$ 108	$ 111
Weighted Average grant price, ending balance (in dollars per share)		$ 122	$ 111	$ 107
Number of units
Beginning balance (in shares)		3,649,288	3,476,737	3,078,694
Granted (in shares)		1,055,687	1,239,468	1,568,129
Additional shares earned above target (in shares)		230,524	463,913	396,794
Released (in shares)		(1,189,765)	(1,486,484)	(1,440,099)
Canceled/forfeited (in shares)		(58,743)	(44,346)	(126,781)
Ending balance (in shares)		3,686,991	3,649,288	3,476,737
Employee Stock Purchase Plan
Share-based Compensation Arrangement by Share-based Payment Award
Discount on purchase of common stock (as a percent)		5.00%
Maximum percentage of payroll deductions on eligible compensation (as a percent)		10.00%
Maximum stock purchases by employees, value		$ 25,000
Maximum stock purchases by employees (in shares)		1,000
Employees purchased shares under the ESPP (in shares)		1,900,000	2,400,000	3,200,000
Shares available for purchase (in shares)		5,400,000	7,200,000	9,600,000

Retirement-Related Benefits (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Retirement-related plans cost:
Total net periodic pension (income)/cost of defined benefit plans	$ (25)	$ (394)	$ (384)
Total retirement-related benefits net periodic cost	1,832	1,382	1,415
Overfunded Plans
Funded status of plan
Benefit Obligations	13,175	72,296
Fair Value of Plan Assets	16,018	75,364
Funded Status	2,843	3,068
Underfunded Plans
Funded status of plan
Benefit Obligations	89,944	27,576
Fair Value of Plan Assets	70,712	10,772
Funded Status	(19,232)	(16,804)
U.S. Plan(s)
Retirement-related plans cost:
Total retirement-related benefits net periodic cost	415	248	358
U.S. Plan(s) | Underfunded Plans
Funded status of plan
Benefit Obligations	59,358	6,753
Fair Value of Plan Assets	51,256	35
Funded Status	(8,102)	(6,718)
Non-U.S. Plans
Retirement-related plans cost:
Total retirement-related benefits net periodic cost	1,418	1,134	1,057
Non-U.S. Plans | Overfunded Plans
Funded status of plan
Benefit Obligations	13,175	22,633
Fair Value of Plan Assets	16,018	25,105
Funded Status	2,843	2,472
Non-U.S. Plans | Underfunded Plans
Funded status of plan
Benefit Obligations	30,587	20,823
Fair Value of Plan Assets	19,456	10,737
Funded Status	(11,131)	(10,086)
Defined Benefit Pension Plans
Retirement-related plans cost:
Total net periodic pension (income)/cost of defined benefit plans	(40)	(408)	(398)
Funded status of plan
Percentage of funded status (as a percent)	89.00%
Defined Benefit Pension Plans | U.S. Plan(s)
Retirement-related plans cost:
Total net periodic pension (income)/cost of defined benefit plans	(759)	(935)	(906)
Funded status of plan
Benefit Obligations	54,085	51,293	48,354
Fair Value of Plan Assets	51,218	50,259	47,269
Funded Status	(2,866)	(1,034)
Defined Benefit Pension Plans | Non-U.S. Plans
Retirement-related plans cost:
Total net periodic pension (income)/cost of defined benefit plans	734	541	521
Funded status of plan
Benefit Obligations	42,861	42,584	41,308
Fair Value of Plan Assets	35,362	35,722	34,305
Funded Status	(7,499)	(6,861)
Personal Pension Plan (PPP)
Period used in determining benefits (in years)	5 years
Personal Pension Plan (PPP) | U.S. Plan(s)
Retirement-related plans cost:
Total net periodic pension (income)/cost of defined benefit plans	(774)	(949)	(919)
Qualified PPP (Qualified defined benefit pension plans)
Funded status of plan
Percentage of funded status (as a percent)	96.00%
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s)
Funded status of plan
Fair Value of Plan Assets	51,218	50,259
Percentage of funded status (as a percent)	98.00%
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s) | Overfunded Plans
Funded status of plan
Benefit Obligations		49,663
Fair Value of Plan Assets		50,259
Funded Status		596
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s) | Underfunded Plans
Funded status of plan
Benefit Obligations	52,318
Fair Value of Plan Assets	51,218
Funded Status	(1,100)
Excess PPP (Nonqualified defined benefit pension plans) | U.S. Plan(s) | Underfunded Plans
Funded status of plan
Benefit Obligations	1,462	1,360
Funded Status	(1,462)	(1,360)
Retention Plan
Retirement-related plans cost:
Total net periodic pension (income)/cost of defined benefit plans	15	14	13
Retention Plan | U.S. Plan(s)
Retirement-related plans cost:
Total net periodic pension (income)/cost of defined benefit plans	15	14	13
Retention Plan | U.S. Plan(s) | Underfunded Plans
Funded status of plan
Benefit Obligations	305	271
Funded Status	(305)	(271)
Non-US Defined Benefit Pension Plans | Non-U.S. Plans
Retirement-related plans cost:
Total net periodic pension (income)/cost of defined benefit plans	734	541	521
Qualified defined benefit pension plans | Non-U.S. Plans | Overfunded Plans
Funded status of plan
Benefit Obligations	13,169	22,625
Fair Value of Plan Assets	16,011	25,096
Funded Status	2,843	2,471
Qualified defined benefit pension plans | Non-U.S. Plans | Underfunded Plans
Funded status of plan
Benefit Obligations	24,659	14,507
Fair Value of Plan Assets	19,351	10,626
Funded Status	(5,308)	(3,881)
Nonqualified defined benefit pension plans | Non-U.S. Plans | Underfunded Plans
Funded status of plan
Benefit Obligations	5,033	5,452
Funded Status	(5,033)	(5,452)
Defined Contribution Plans
Retirement-related plans cost:
Cost of defined contribution plans	1,513	1,430	1,450
Defined Contribution Plans | U.S. Plan(s)
Retirement-related plans cost:
Cost of defined contribution plans	905	902	972
Defined Contribution Plans | Non-U.S. Plans
Retirement-related plans cost:
Cost of defined contribution plans	608	527	478
IBM 401(k) Plus Plan
Defined Contribution Plans
Maximum percentage, dollar-for-dollar match by entity to employee contribution of eligible compensation for employees hired prior to January 1, 2005 (as a percent)	6.00%	6.00%
Maximum percentage, dollar-for-dollar match by entity to employee contribution of eligible compensation for employees hired after January 1, 2005 (as a percent)	5.00%	5.00%
Employer's automatic contribution as a percentage of eligible compensation, lowest level defined	1.00%	1.00%
Employer's automatic contribution as a percentage of eligible compensation, second level defined	2.00%	2.00%
Employer's automatic contribution as a percentage of eligible compensation, highest level defined	4.00%	4.00%
Service period after which employees receive automatic contributions (in years)	1 year	1 year
Retirement-related plans cost:
Cost of defined contribution plans	1,483	1,409	1,424
IBM 401(k) Plus Plan | U.S. Plan(s)
Retirement-related plans cost:
Cost of defined contribution plans	875	882	946
IBM Excess 401(k) Plus Plan
Defined Contribution Plans
Service period after which employees receive automatic contributions (in years)	1 year	1 year
Retirement-related plans cost:
Cost of defined contribution plans	30	20	26
IBM Excess 401(k) Plus Plan | U.S. Plan(s)
Retirement-related plans cost:
Cost of defined contribution plans	30	20	26
Other defined contribution plans | Non-U.S. Plans
Retirement-related plans cost:
Cost of defined contribution plans	608	527	478
Nonpension Postretirement Plans
Retirement-related plans cost:
Total net periodic pension (income)/cost of defined benefit plans	345	347	350
Nonpension Postretirement Plans | U.S. Plan(s)
Retirement-related plans cost:
Minimum years of service remaining from retirement eligibility to participate in Future Health Account (FHA) benefits	5 years	5 years
Service period for retirement within which employees are covered under the entity's prior health benefits arrangements (in years)	5 years	5 years
Total net periodic pension (income)/cost of defined benefit plans	269	281	292
Funded status of plan
Benefit Obligations	5,273	5,123	5,100
Fair Value of Plan Assets	38	35	33
Funded Status	(5,235)	(5,088)
Nonpension Postretirement Plans | U.S. Plan(s) | Underfunded Plans
Funded status of plan
Benefit Obligations	5,273	5,123
Fair Value of Plan Assets	38	35
Funded Status	(5,235)	(5,088)
Nonpension Postretirement Plans | Non-U.S. Plans
Retirement-related plans cost:
Total net periodic pension (income)/cost of defined benefit plans	76	66	58
Funded status of plan
Benefit Obligations	901	872	767
Fair Value of Plan Assets	112	120	104
Funded Status	(789)	(752)
Nonpension Postretirement Plans | Non-U.S. Plans | Overfunded Plans
Funded status of plan
Benefit Obligations	7	8
Fair Value of Plan Assets	7	9
Funded Status	0	1
Nonpension Postretirement Plans | Non-U.S. Plans | Underfunded Plans
Funded status of plan
Benefit Obligations	894	864
Fair Value of Plan Assets	105	111
Funded Status	$ (789)	$ (753)

Retirement-Related Benefits (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Retirement-related plans cost
Total net periodic pension (income)/cost of defined benefit plans	$ (25)	$ (394)	$ (384)
Defined Benefit Pension Plans
Retirement-related plans cost
Total net periodic pension (income)/cost of defined benefit plans	(40)	(408)	(398)
Defined Benefit Pension Plans | U.S. Plan(s)
Retirement-related plans cost
Interest cost	2,456	2,601	2,682
Expected return on plan assets	(4,043)	(4,017)	(4,009)
Amortization of prior service costs/(credits)	10	10	10
Recognized actuarial losses	818	471	411
Curtailments and settlements		1
Total net periodic pension (income)/cost of defined benefit plans	(759)	(935)	(906)
Defined Benefit Pension Plans | Non-U.S. Plans
Retirement-related plans cost
Service cost	505	508	585
Interest cost	1,843	1,841	1,898
Expected return on plan assets	(2,521)	(2,461)	(2,534)
Amortization of transition assets	0	0	0
Amortization of prior service costs/(credits)	(162)	(174)	(126)
Recognized actuarial losses	957	712	624
Curtailments and settlements	1	27	(126)
Multi-employer plan/other costs	111	89	200
Total net periodic pension (income)/cost of defined benefit plans	734	541	521
Nonpension Postretirement Plans
Retirement-related plans cost
Total net periodic pension (income)/cost of defined benefit plans	345	347	350
Nonpension Postretirement Plans | U.S. Plan(s)
Retirement-related plans cost
Service cost	33	33	41
Interest cost	236	262	289
Amortization of prior service costs/(credits)		(14)	(39)
Total net periodic pension (income)/cost of defined benefit plans	269	281	292
Nonpension Postretirement Plans | Non-U.S. Plans
Retirement-related plans cost
Service cost	11	9	10
Interest cost	67	59	51
Expected return on plan assets	(10)	(9)	(8)
Amortization of transition assets	0	0	0
Amortization of prior service costs/(credits)	(4)	(5)	(6)
Recognized actuarial losses	13	12	11
Total net periodic pension (income)/cost of defined benefit plans	$ 76	$ 66	$ 58

Retirement-Related Benefits (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Noncurrent liabilities-
Retirement and nonpension postretirement benefit obligations	$ (18,374)	$ (15,978)
Defined Benefit Pension Plans | U.S. Plan(s)
Changes in benefit obligation:
Benefit obligation, balance at the beginning of the period	51,293	48,354
Interest cost	2,456	2,601	2,682
Acquisitions/divestitures, net	0
Actuarial losses/(gains)	3,551	3,573
Benefits paid from trust	(3,121)	(3,145)
Direct benefit payments	(95)	(92)
Amendments/curtailments/settlements/other		1
Benefit obligation, balance at the end of the period	54,085	51,293	48,354
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	50,259	47,269
Actual return on plan assets	4,080	6,135
Benefits paid from trust	(3,121)	(3,145)
Fair value of plan assets, balance at the end of the period	51,218	50,259	47,269
Funded status of plan assets, ending balance	(2,866)	(1,034)
Accumulated benefit obligation	54,085	51,293
Net funded status recognized in the consolidated statement of financial position
Prepaid pension assets	0	596
Current liabilities-
Compensation and benefits	(96)	(94)
Noncurrent liabilities-
Retirement and nonpension postretirement benefit obligations	(2,770)	(1,536)
Funded Status	(2,866)	(1,034)
Defined Benefit Pension Plans | Non-U.S. Plans
Changes in benefit obligation:
Benefit obligation, balance at the beginning of the period	42,584	41,308
Service cost	505	508	585
Interest cost	1,843	1,841	1,898
Plan participants' contributions	53	57
Acquisitions/divestitures, net	(48)	(75)
Actuarial losses/(gains)	812	1,656
Benefits paid from trust	(1,995)	(1,957)
Direct benefit payments	(462)	(457)
Foreign exchange impact	(423)	(225)
Amendments/curtailments/settlements/other	(8)	(73)
Benefit obligation, balance at the end of the period	42,861	42,584	41,308
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	35,722	34,305
Actual return on plan assets	1,052	2,983
Employer contributions	728	801
Acquisitions/divestitures, net	(27)	(10)
Plan participants' contributions	53	57
Benefits paid from trust	(1,995)	(1,957)
Foreign exchange impact	(537)	(396)
Amendments/curtailments/settlements/other	367	(61)
Fair value of plan assets, balance at the end of the period	35,362	35,722	34,305
Funded status of plan assets, ending balance	(7,499)	(6,861)
Accumulated benefit obligation	42,063	41,630
Net funded status recognized in the consolidated statement of financial position
Prepaid pension assets	2,843	2,471
Current liabilities-
Compensation and benefits	(304)	(289)
Noncurrent liabilities-
Retirement and nonpension postretirement benefit obligations	(10,038)	(9,044)
Funded Status	(7,499)	(6,861)
Expected return of Brazil plan assets during 2012 resulting from 2011 government ruling	200
Period for return of plan assets to entity	3
Nonpension Postretirement Plans | U.S. Plan(s)
Changes in benefit obligation:
Benefit obligation, balance at the beginning of the period	5,123	5,100
Service cost	33	33	41
Interest cost	236	262	289
Plan participants' contributions	228	235
Acquisitions/divestitures, net	0
Actuarial losses/(gains)	244	123
Benefits paid from trust	(623)	(641)
Direct benefit payments	(32)	(5)
Medicare/Government subsidies	65	16
Benefit obligation, balance at the end of the period	5,273	5,123	5,100
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	35	33
Actual return on plan assets	0	0
Employer contributions	397	408
Acquisitions/divestitures, net		0
Plan participants' contributions	228	235
Benefits paid from trust	(623)	(641)
Fair value of plan assets, balance at the end of the period	38	35	33
Funded status of plan assets, ending balance	(5,235)	(5,088)
Net funded status recognized in the consolidated statement of financial position
Prepaid pension assets	0	0
Current liabilities-
Compensation and benefits	(437)	(421)
Noncurrent liabilities-
Retirement and nonpension postretirement benefit obligations	(4,798)	(4,667)
Funded Status	(5,235)	(5,088)
Nonpension Postretirement Plans | Non-U.S. Plans
Changes in benefit obligation:
Benefit obligation, balance at the beginning of the period	872	767
Service cost	11	9	10
Interest cost	67	59	51
Acquisitions/divestitures, net	(1)	1
Actuarial losses/(gains)	47	32
Benefits paid from trust	(7)	(7)
Direct benefit payments	(27)	(25)
Foreign exchange impact	(60)	37
Amendments/curtailments/settlements/other		0
Benefit obligation, balance at the end of the period	901	872	767
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	120	104
Actual return on plan assets	13	17
Employer contributions	0	0
Acquisitions/divestitures, net	0	0
Benefits paid from trust	(7)	(7)
Foreign exchange impact	(15)	6
Fair value of plan assets, balance at the end of the period	112	120	104
Funded status of plan assets, ending balance	(789)	(752)
Net funded status recognized in the consolidated statement of financial position
Prepaid pension assets	0	1
Current liabilities-
Compensation and benefits	(22)	(22)
Noncurrent liabilities-
Retirement and nonpension postretirement benefit obligations	(768)	(731)
Funded Status	$ (789)	$ (752)

Retirement-Related Benefits (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Changes in pre-tax net loss
Current period loss/(gain)	$ (5,463)	$ (2,728)	$ 1,433
Changes in prior service costs/(credits)
Current period prior service costs/(credits)	(28)	28	375
Amortization of prior service (costs)/credits included in net periodic (income)/cost	157	183	162
Changes in transition (assets)/liabilities
Amortization of transition assets/(liabilities) included in net periodic (income)/cost	1,847	1,249	1,105
Defined Benefit Pension Plans | U.S. Plan(s)
Changes in pre-tax net loss
Net loss at January 1	15,865	14,880
Current period loss/(gain)	3,514	1,456
Amortization of net loss included in net periodic (income)/cost	(818)	(471)
Net loss at December 31	18,561	15,865
Changes in prior service costs/(credits)
Prior service costs/(credits) at January 1	149	159
Amortization of prior service (costs)/credits included in net periodic (income)/cost	(10)	(10)
Prior service costs/(credits) at December 31	139	149
Changes in transition (assets)/liabilities
Total loss recognized in accumulated other comprehensive income/(loss)	18,701	16,014
Amounts of retirement-related benefit plans that will be amortized from accumulated other comprehensive income/(loss) into net periodic (income)/cost
Net loss	1,343
Prior service costs/(credits)	9
Defined Benefit Pension Plans | Non-U.S. Plans
Changes in pre-tax net loss
Net loss at January 1	17,580	17,172
Current period loss/(gain)	1,696	1,130
Curtailments and settlements	(11)	(10)
Amortization of net loss included in net periodic (income)/cost	(957)	(712)
Net loss at December 31	18,309	17,580
Changes in prior service costs/(credits)
Prior service costs/(credits) at January 1	(958)	(1,104)
Current period prior service costs/(credits)	28	(28)
Amortization of prior service (costs)/credits included in net periodic (income)/cost	162	174
Prior service costs/(credits) at December 31	(768)	(958)
Changes in transition (assets)/liabilities
Transition (assets)/liabilities at January 1	0	(1)
Amortization of transition assets/(liabilities) included in net periodic (income)/cost	0	0
Transition (assets)/liabilities at December 31	0	0
Total loss recognized in accumulated other comprehensive income/(loss)	17,541	16,621
Amounts of retirement-related benefit plans that will be amortized from accumulated other comprehensive income/(loss) into net periodic (income)/cost
Net loss	1,047
Prior service costs/(credits)	(157)
Transition (assets)/liabilities	0
Defined Benefit Pension Plans | Non-U.S. Plans | Other countries
Other Changes in Benefit Plans
Entity's payments for mandatory pension insolvency insurance coverage premiums	16	22	140
Curtailments gain			124
Increase (decrease) in projected benefit obligation			(85)
Nonpension Postretirement Plans | U.S. Plan(s)
Changes in pre-tax net loss
Net loss at January 1	492	397
Current period loss/(gain)	241	96
Net loss at December 31	734	492
Changes in prior service costs/(credits)
Prior service costs/(credits) at January 1		(14)
Amortization of prior service (costs)/credits included in net periodic (income)/cost		14
Changes in transition (assets)/liabilities
Total loss recognized in accumulated other comprehensive income/(loss)	734	492
Amounts of retirement-related benefit plans that will be amortized from accumulated other comprehensive income/(loss) into net periodic (income)/cost
Net loss	24
Nonpension Postretirement Plans | Non-U.S. Plans
Changes in pre-tax net loss
Net loss at January 1	180	167
Current period loss/(gain)	45	24
Amortization of net loss included in net periodic (income)/cost	(13)	(12)
Net loss at December 31	211	180
Changes in prior service costs/(credits)
Prior service costs/(credits) at January 1	(14)	(19)
Current period prior service costs/(credits)	0	0
Amortization of prior service (costs)/credits included in net periodic (income)/cost	4	5
Prior service costs/(credits) at December 31	(10)	(14)
Changes in transition (assets)/liabilities
Transition (assets)/liabilities at January 1	1	1
Amortization of transition assets/(liabilities) included in net periodic (income)/cost	0	0
Transition (assets)/liabilities at December 31	0	1
Total loss recognized in accumulated other comprehensive income/(loss)	202	167
Amounts of retirement-related benefit plans that will be amortized from accumulated other comprehensive income/(loss) into net periodic (income)/cost
Net loss	16
Prior service costs/(credits)	(4)
Transition (assets)/liabilities	$ 0

Retirement-Related Benefits (Details 5) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
U.S. Plan(s) | Sovereign Debt
INVESTMENT POLICIES AND STRATEGIES
Fair Value of Plan Assets	$ 1,000
Non-U.S. Plans | Italy Spain and Ireland | Maximum
INVESTMENT POLICIES AND STRATEGIES
Fair value of plan assets as percent of total non-US plan assets	1.00%
Non-U.S. Plans | Sovereign Debt
INVESTMENT POLICIES AND STRATEGIES
Fair Value of Plan Assets	11,000
Defined Benefit Pension Plans
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Period over which changes in fair value of plan assets recognized (in years)	5 years
Defined Benefit Pension Plans | U.S. Plan(s)
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Discount rate (as a percent)	5.00%	5.60%	5.75%
Expected long-term returns on plan assets (as a percent)	8.00%	8.00%	8.00%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate (as a percent)	4.20%	5.00%	5.60%
DISCOUNT RATE
Increase (decrease) in net periodic income (cost) due to change in discount rate	(171)	(40)	(70)
Increase in projected benefit obligation due to change in discount rate	4,216	2,943
INVESTMENT POLICIES AND STRATEGIES
Fair Value of Plan Assets	51,218	50,259	47,269
Defined Benefit Pension Plans | Non-U.S. Plans
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Discount rate (as a percent)	4.33%	4.84%	4.89%
Expected long-term returns on plan assets (as a percent)	6.41%	6.56%	6.73%
Rate of compensation increase (as a percent)	2.37%	2.92%	3.09%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate (as a percent)	4.28%	4.33%	4.84%
Rate of compensation increase (as a percent)	2.43%	2.37%	2.92%
INVESTMENT POLICIES AND STRATEGIES
Target allocation, equity securities (as a percent)	37.00%	47.00%
Target allocation, fixed income securities (as a percent)	51.00%
Target allocation, real estate (as a percent)	3.00%
Target allocation, other investments (as a percent)	9.00%
Percentage of board members, elected by employees and retirees for managing investments (as a percent)	50.00%
Fair Value of Plan Assets	35,362	35,722	34,305
Personal Pension Plan (PPP)
INTEREST CREDITING RATE
Percentage interest rate added to average interest from August to October of the one-year U.S Treasury Constant Maturity yield for computation of interest crediting rate (as a percent)	1.00%	1.00%
Interest crediting rate (as a percent)	1.30%	1.40%	2.80%	5.20%
Increase (decrease) in net periodic (income) cost due to change in interest crediting rate	4	62	151
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s)
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Expected long-term returns on plan assets (as a percent)	8.00%	8.00%	8.00%
INVESTMENT POLICIES AND STRATEGIES
Target allocation, equity securities (as a percent)	43.00%
Target allocation, fixed income securities (as a percent)	46.00%
Target allocation, real estate (as a percent)	6.00%
Target allocation, other investments (as a percent)	5.00%
Commitments for future investments in private markets	2,663
Fair Value of Plan Assets	51,218	50,259
Nonpension Postretirement Plans
DISCOUNT RATE
Increase in accumulated projected benefit obligation due to change in discount rate	359	240
HEALTHCARE COST TREND RATE
Health care cost trend rate assumed for next fiscal year (as a percent)	7.50%
Health care cost trend rate assumed over the next five years (as a percent)	5.00%
Nonpension Postretirement Plans | U.S. Plan(s)
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Discount rate (as a percent)	4.80%	5.40%	5.75%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate (as a percent)	3.90%	4.80%	5.40%
INVESTMENT POLICIES AND STRATEGIES
Fair Value of Plan Assets	38	35	33
Nonpension Postretirement Plans | Non-U.S. Plans
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Discount rate (as a percent)	7.75%	7.92%	7.36%
Expected long-term returns on plan assets (as a percent)	9.07%	9.16%	9.19%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate (as a percent)	7.37%	7.75%	7.92%
INVESTMENT POLICIES AND STRATEGIES
Fair Value of Plan Assets	$ 112	$ 120	$ 104

Retirement-Related Benefits (Details 6) (USD $)	Dec. 31, 2011 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2010 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2009 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2011 Defined Benefit Pension Plans U.S. Plan(s) Corporate bonds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Equity securities	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Equity securities	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Equity commingled/mutual funds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Equity commingled/mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Government and related	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Government and related	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Corporate bonds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Corporate bonds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Mortgage and asset-backed securities	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Mortgage and asset-backed securities	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Fixed income commingled/ mutual funds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Fixed income commingled/ mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Insurance contracts	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Insurance contracts	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Cash and short-term investments	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Cash and short-term investments	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Hedge funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Private equity	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Private equity	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Private real estate	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Private real estate	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Derivatives	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Derivatives	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Other commingled/mutual funds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Other commingled/mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 1	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 1	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Equity securities	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Equity securities	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Equity commingled/mutual funds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Equity commingled/mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Fixed income commingled/ mutual funds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Fixed income commingled/ mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Cash and short-term investments	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Cash and short-term investments	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Derivatives	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Derivatives	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Other commingled/mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Equity commingled/mutual funds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Equity commingled/mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Government and related	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Government and related	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Corporate bonds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Corporate bonds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Mortgage and asset-backed securities	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Mortgage and asset-backed securities	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Fixed income commingled/ mutual funds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Fixed income commingled/ mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Insurance contracts	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Insurance contracts	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Cash and short-term investments	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Cash and short-term investments	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Hedge funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Derivatives	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Derivatives	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Other commingled/mutual funds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Other commingled/mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 3	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 3	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 3	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Government and related	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Corporate bonds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Corporate bonds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private equity	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private equity	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private equity	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private real estate	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private real estate	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private real estate	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s)	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s)	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Equity securities	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Equity securities	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Equity commingled/mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Equity commingled/mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Government and related	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Government and related	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Corporate bonds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Corporate bonds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Mortgage and asset-backed securities	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Mortgage and asset-backed securities	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Fixed income commingled/ mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Fixed income commingled/ mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Cash and short-term investments	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Cash and short-term investments	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Hedge funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Hedge funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Private equity	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Private equity	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Private real estate	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Private real estate	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Derivatives	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Derivatives	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Equity securities	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Equity securities	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Equity commingled/mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Equity commingled/mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Fixed income commingled/ mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Fixed income commingled/ mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Cash and short-term investments	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Cash and short-term investments	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Private equity	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Derivatives	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Derivatives	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Equity securities	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Equity securities	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Equity commingled/mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Equity commingled/mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Government and related	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Government and related	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Corporate bonds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Corporate bonds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Mortgage and asset-backed securities	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Mortgage and asset-backed securities	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Fixed income commingled/ mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Fixed income commingled/ mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Cash and short-term investments	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Cash and short-term investments	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Hedge funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Hedge funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Derivatives	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Derivatives	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Equity commingled/mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Government and related	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Corporate bonds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Mortgage and asset-backed securities	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Mortgage and asset-backed securities	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Mortgage and asset-backed securities	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Fixed income commingled/ mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Fixed income commingled/ mutual funds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Fixed income commingled/ mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Hedge funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Hedge funds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Hedge funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private equity	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private equity	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private equity	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private real estate	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private real estate	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private real estate	Dec. 31, 2011 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2010 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2009 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2011 Nonpension Postretirement Plans U.S. Plan(s) Level 1 Cash and short-term investments	Dec. 31, 2010 Nonpension Postretirement Plans U.S. Plan(s) Level 1 Cash and short-term investments	Dec. 31, 2011 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2010 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2009 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2011 Nonpension Postretirement Plans Non-U.S. Plans Level 2 Fixed income:	Dec. 31, 2010 Nonpension Postretirement Plans Non-U.S. Plans Level 2 Fixed income:	Dec. 31, 2011 Nonpension Postretirement Plans Non-U.S. Plans Level 2 Government and related	Dec. 31, 2010 Nonpension Postretirement Plans Non-U.S. Plans Level 2 Government and related
Fair value of plan assets, before unsettled transaction					$ 35,425,000,000	$ 35,755,000,000		$ 6,427,000,000	$ 7,903,000,000	$ 7,991,000,000	$ 9,527,000,000	$ 8,575,000,000	$ 7,574,000,000	$ 1,447,000,000	$ 1,263,000,000	$ 36,000,000	$ 45,000,000	$ 7,209,000,000	$ 7,068,000,000	$ 988,000,000	$ 1,095,000,000	$ 506,000,000	$ 401,000,000	$ 417,000,000	$ 262,000,000	$ 176,000,000	$ 580,000,000	$ 533,000,000	$ 864,000,000	$ 142,000,000	$ 123,000,000	$ 28,000,000	$ 6,890,000,000	$ 8,411,000,000	$ 6,426,000,000	$ 7,903,000,000	$ 240,000,000	$ 276,000,000	$ 72,000,000	$ 75,000,000	$ 145,000,000	$ 147,000,000	$ (2,000,000)	$ 11,000,000	$ 9,000,000	$ 27,557,000,000	$ 26,623,000,000	$ 7,751,000,000	$ 9,252,000,000	$ 8,479,000,000	$ 7,574,000,000	$ 1,409,000,000	$ 1,252,000,000	$ 36,000,000	$ 45,000,000	$ 7,136,000,000	$ 6,993,000,000	$ 988,000,000	$ 1,095,000,000	$ 361,000,000	$ 254,000,000	$ 417,000,000	$ 866,000,000	$ 131,000,000	$ 114,000,000	$ 28,000,000	$ 977,000,000	$ 720,000,000		$ 96,000,000	$ 39,000,000	$ 11,000,000	$ 262,000,000	$ 176,000,000		$ 580,000,000	$ 533,000,000		$ 51,586,000,000	$ 50,863,000,000	$ 13,629,000,000	$ 16,460,000,000	$ 1,909,000,000	$ 1,856,000,000	$ 15,134,000,000	$ 12,743,000,000	$ 7,398,000,000	$ 6,721,000,000	$ 883,000,000	$ 1,202,000,000	$ 1,223,000,000	$ 1,136,000,000	$ 2,675,000,000	$ 2,244,000,000	$ 1,853,000,000	$ 1,577,000,000	$ 4,098,000,000	$ 4,251,000,000	$ 2,790,000,000	$ 2,634,000,000	$ (6,000,000)	$ 40,000,000	$ 14,207,000,000	$ 16,960,000,000	$ 13,618,000,000	$ 16,407,000,000	$ 32,000,000	$ 27,000,000	$ 262,000,000	$ 252,000,000	$ 286,000,000	$ 244,000,000	$ 0	$ 10,000,000	$ 31,000,000	$ 29,446,000,000	$ 26,117,000,000	$ 11,000,000	$ 54,000,000	$ 1,877,000,000	$ 1,829,000,000	$ 15,105,000,000	$ 12,743,000,000	$ 7,387,000,000	$ 6,721,000,000	$ 838,000,000	$ 1,147,000,000	$ 715,000,000	$ 662,000,000	$ 2,390,000,000	$ 2,000,000,000	$ 1,140,000,000	$ 953,000,000	$ (15,000,000)	$ 9,000,000	$ 7,932,000,000	$ 7,786,000,000			$ 29,000,000	$ 12,000,000	$ 45,000,000	$ 56,000,000		$ 246,000,000	$ 221,000,000		$ 713,000,000	$ 624,000,000		$ 4,098,000,000	$ 4,251,000,000		$ 2,790,000,000	$ 2,634,000,000
Net unsettled transactions, relating primarily to purchases and sales of plan assets					(62,000,000)	(33,000,000)																																																																									(368,000,000)	(603,000,000)
Fair Value of Plan Assets	51,218,000,000	50,259,000,000	47,269,000,000		35,362,000,000	35,722,000,000	34,305,000,000																										6,890,000,000	8,411,000,000												27,557,000,000	26,623,000,000																				977,000,000	720,000,000	585,000,000	96,000,000	39,000,000	11,000,000	262,000,000	176,000,000	93,000,000	580,000,000	533,000,000	492,000,000	51,218,000,000	50,259,000,000																							14,207,000,000	16,960,000,000												29,446,000,000	26,117,000,000																			7,932,000,000	7,786,000,000	6,964,000,000	26,000,000	29,000,000	12,000,000	45,000,000	56,000,000	37,000,000	246,000,000	221,000,000	192,000,000	713,000,000	624,000,000	587,000,000	4,098,000,000	4,251,000,000	3,877,000,000	2,790,000,000	2,634,000,000	2,247,000,000	38,000,000	35,000,000	33,000,000	38,000,000	35,000,000	112,000,000	120,000,000	104,000,000	0	120,000,000	112,000,000	120,000,000
Value of IBM common stock included in plan assets								35,000,000	32,000,000																																																																								132,000,000	122,000,000					13,000,000
Percentage of IBM stock included in plan assets (as a percent)								0.10%	0.10%																																																																								0.30%	0.20%					0.03%
Value of IBM corporate bonds included in plan assets				$ 13,000,000
Percentage of IBM corporate bonds included in plan assets (as a percent)				0.03%

Retirement-Related Benefits (Details 7) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
EXPECTED CONTRIBUTIONS
Cash contribution by employer to non-U.S. multi-employer plans	$ 70	$ 64
Defined Benefit Pension Plans | U.S. Plan(s)
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	50,259	47,269
Fair value of plan assets, balance at the end of the period	51,218	50,259
EXPECTED CONTRIBUTIONS
Period over which company may smooth the change in value of pension assets under revised funding requirements in Worker, Retiree and Employer Recovery Act of 2008 (in months)	24 months	24 months
Defined Benefit Pension Plans | Non-U.S. Plans
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	35,722	34,305
Purchases, sales and settlements, net	(27)	(10)
Foreign exchange impact	(537)	(396)
Fair value of plan assets, balance at the end of the period	35,362	35,722
EXPECTED CONTRIBUTIONS
Cash contribution by employer to non-U.S. defined benefit plans	728	801
Estimated future employer contributions in next fiscal year	800
Defined Benefit Pension Plans | Level 3 | Non-U.S. Plans
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	720	585
Return on assets held at end of year	46	55
Return on assets sold during the year	(5)	0
Purchases, sales and settlements, net	237	82
Transfers, net	0	7
Foreign exchange impact	(22)	(8)
Fair value of plan assets, balance at the end of the period	977	720
Defined Benefit Pension Plans | Level 3 | Non-U.S. Plans | Government and related
Change in plan assets:
Return on assets held at end of year	3
Return on assets sold during the year	0
Purchases, sales and settlements, net	100
Foreign exchange impact	(7)
Fair value of plan assets, balance at the end of the period	96
Defined Benefit Pension Plans | Level 3 | Non-U.S. Plans | Private equity
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	176	93
Return on assets held at end of year	30	14
Return on assets sold during the year	(2)	3
Purchases, sales and settlements, net	65	69
Transfers, net	0	0
Foreign exchange impact	(7)	(3)
Fair value of plan assets, balance at the end of the period	262	176
Defined Benefit Pension Plans | Level 3 | Non-U.S. Plans | Private real estate
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	533	492
Return on assets held at end of year	11	41
Return on assets sold during the year	(3)	(3)
Purchases, sales and settlements, net	44	9
Transfers, net	0
Foreign exchange impact	(6)	(6)
Fair value of plan assets, balance at the end of the period	580	533
Defined Benefit Pension Plans | Level 3 | Non-U.S. Plans | Corporate bonds
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	11
Return on assets held at end of year	2	0
Return on assets sold during the year	0
Purchases, sales and settlements, net	28	4
Transfers, net		7
Foreign exchange impact	(2)	0
Fair value of plan assets, balance at the end of the period	39	11
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s)
Change in plan assets:
Fair value of plan assets, balance at the end of the period	51,218	50,259
Qualified PPP (Qualified defined benefit pension plans) | Level 3 | U.S. Plan(s)
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	7,786	6,964
Return on assets held at end of year	468	1,054
Return on assets sold during the year	14	(133)
Purchases, sales and settlements, net	(492)	85
Transfers, net	157	(184)
Fair value of plan assets, balance at the end of the period	7,932	7,786
Qualified PPP (Qualified defined benefit pension plans) | Level 3 | U.S. Plan(s) | Government and related
Change in plan assets:
Return on assets held at end of year	0
Return on assets sold during the year	0
Purchases, sales and settlements, net	12
Transfers, net	17
Fair value of plan assets, balance at the end of the period	29
Qualified PPP (Qualified defined benefit pension plans) | Level 3 | U.S. Plan(s) | Equity commingled/mutual funds
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period		26
Return on assets held at end of year		24
Return on assets sold during the year		0
Purchases, sales and settlements, net		139
Transfers, net		(188)
Qualified PPP (Qualified defined benefit pension plans) | Level 3 | U.S. Plan(s) | Mortgage and asset-backed securities
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	56	37
Return on assets held at end of year	(1)	3
Return on assets sold during the year	0	0
Purchases, sales and settlements, net	(16)	11
Transfers, net	6	4
Fair value of plan assets, balance at the end of the period	45	56
Qualified PPP (Qualified defined benefit pension plans) | Level 3 | U.S. Plan(s) | Fixed income commingled/ mutual funds
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	221	192
Return on assets held at end of year	25	30
Fair value of plan assets, balance at the end of the period	246	221
Qualified PPP (Qualified defined benefit pension plans) | Level 3 | U.S. Plan(s) | Hedge funds
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	624	587
Return on assets held at end of year	(35)	45
Return on assets sold during the year	5	3
Purchases, sales and settlements, net	(7)	(11)
Transfers, net	127
Fair value of plan assets, balance at the end of the period	713	624
Qualified PPP (Qualified defined benefit pension plans) | Level 3 | U.S. Plan(s) | Private equity
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	4,251	3,877
Return on assets held at end of year	348	829
Return on assets sold during the year	(30)	(153)
Purchases, sales and settlements, net	(471)	(302)
Fair value of plan assets, balance at the end of the period	4,098	4,251
Qualified PPP (Qualified defined benefit pension plans) | Level 3 | U.S. Plan(s) | Private real estate
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	2,634	2,247
Return on assets held at end of year	131	123
Return on assets sold during the year	39	16
Purchases, sales and settlements, net	(14)	248
Fair value of plan assets, balance at the end of the period	2,790	2,634
Qualified PPP (Qualified defined benefit pension plans) | Level 3 | U.S. Plan(s) | Corporate bonds
Change in plan assets:
Return on assets held at end of year	0
Return on assets sold during the year	0
Purchases, sales and settlements, net	5
Transfers, net	7
Fair value of plan assets, balance at the end of the period	12
Nonpension Postretirement Plans
EXPECTED CONTRIBUTIONS
Employer contributions, excluding the Medicare-related subsidy	362	363
Nonpension Postretirement Plans | U.S. Plan(s)
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period		33
Purchases, sales and settlements, net		0
Fair value of plan assets, balance at the end of the period	38	35
Nonpension Postretirement Plans | Non-U.S. Plans
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	120	104
Purchases, sales and settlements, net	0	0
Foreign exchange impact	(15)	6
Fair value of plan assets, balance at the end of the period	$ 112	$ 120

Retirement-Related Benefits (Details 8) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Pension Plans
Expected Benefit Payments
Expected benefit payments, 2012	$ 5,735
Expected benefit payments, 2013	5,765
Expected benefit payments, 2014	5,816
Expected benefit payments, 2015	5,920
Expected benefit payments, 2016	5,957
Expected benefit payments, 2017-2021	30,718
Defined Benefit Plan, Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets
Plans with PBO in excess of plan assets, Benefit Obligation	83,777	21,589
Plans with PBO in excess of plan assets, Plan Assets	70,570	10,627
Plans with ABO in excess of plan assets, Benefit Obligation	83,184	21,166
Plans with ABO in excess of plan assets, Plan Assets	70,512	10,576
Plans with assets in excess of PBO, Benefit Obligation	13,169	72,288
Plans with assets in excess of PBO, Plan Assets	16,011	75,355
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s)
Expected Benefit Payments
Expected benefit payments, 2012	3,273
Expected benefit payments, 2013	3,313
Expected benefit payments, 2014	3,353
Expected benefit payments, 2015	3,420
Expected benefit payments, 2016	3,401
Expected benefit payments, 2017-2021	17,261
Excess PPP (Nonqualified defined benefit pension plans) | U.S. Plan(s)
Expected Benefit Payments
Expected benefit payments, 2012	98
Expected benefit payments, 2013	102
Expected benefit payments, 2014	105
Expected benefit payments, 2015	108
Expected benefit payments, 2016	110
Expected benefit payments, 2017-2021	579
Qualified defined benefit pension plans | Non-U.S. Plans
Expected Benefit Payments
Expected benefit payments, 2012	2,015
Expected benefit payments, 2013	1,996
Expected benefit payments, 2014	2,000
Expected benefit payments, 2015	2,024
Expected benefit payments, 2016	2,068
Expected benefit payments, 2017-2021	10,767
Nonqualified defined benefit pension plans | Non-U.S. Plans
Expected Benefit Payments
Expected benefit payments, 2012	348
Expected benefit payments, 2013	354
Expected benefit payments, 2014	358
Expected benefit payments, 2015	368
Expected benefit payments, 2016	377
Expected benefit payments, 2017-2021	2,110
Nonpension Postretirement Plans
Expected Benefit Payments
Expected benefit payments, 2012	505
Expected benefit payments, 2013	527
Expected benefit payments, 2014	471
Expected benefit payments, 2015	461
Expected benefit payments, 2016	480
Expected benefit payments, 2017-2021	2,348
Nonpension Postretirement Plans | U.S. Plan(s)
Expected Benefit Payments
Expected benefit payments 2012	492
Expected benefit payments 2013	509
Expected benefit payments 2014	448
Expected benefit payments 2015	432
Expected benefit payments 2016	425
Expected benefit payments 2017-2021	2,003
Less: IBM Share of Expected Medicare Subsidy
Share of Expected Medicare Subsidy, 2012	(26)
Share of Expected Medicare Subsidy, 2013	(26)
Share of Expected Medicare Subsidy, 2014	(25)
Share of Expected Medicare Subsidy, 2015	(23)
Expected Benefit Payments
Expected benefit payments, 2012	466
Expected benefit payments, 2013	483
Expected benefit payments, 2014	423
Expected benefit payments, 2015	409
Expected benefit payments, 2016	425
Expected benefit payments, 2017-2021	2,003
Postretirement Medical Plans with Prescription Drug Benefits
Expected amount of federal subsidy receipts, expected to extend until 2015	196
Subsidy used by the entity to reduce its obligation and cost	100
Contribution by Employer of Remaining Subsidy to Reduce Contributions Required by the Participants	96
Total Subsidy received by the company under Medicare Prescription Drug Improvement and Modernization Act of 2003	36	45
Impact of the subsidy resulted in a reduction in APBO	93	107
Impact of the subsidy resulted in a reduction in net periodic cost	37	19	28
Qualified Nonpension Postretirement Plan | Non-U.S. Plans
Expected Benefit Payments
Expected benefit payments, 2012	7
Expected benefit payments, 2013	8
Expected benefit payments, 2014	9
Expected benefit payments, 2015	10
Expected benefit payments, 2016	10
Expected benefit payments, 2017-2021	63
Nonqualified Nonpension Postretirement Plan | Non-U.S. Plans
Expected Benefit Payments
Expected benefit payments, 2012	32
Expected benefit payments, 2013	36
Expected benefit payments, 2014	39
Expected benefit payments, 2015	42
Expected benefit payments, 2016	45
Expected benefit payments, 2017-2021	$ 282

Segment Information (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Segment	Dec. 31, 2010	Dec. 31, 2009
Segment Information
Number of business segments	5
Segment Information
Pre-tax income	$ 21,003	$ 19,723	$ 18,138
Total revenue	106,916	99,870	95,758
Total segments
Segment Information
External revenue	106,194	99,120	94,889
Internal revenue	8,246	7,707	7,635
Total revenue reportable segments	114,440	106,827	102,524
Pre-tax income	22,904	20,923	19,323
Revenue year-to-year change (as a percent)	7.10%	4.20%	(7.60%)
Pre-tax income year-to-year change (as a percent)	9.50%	8.30%	11.20%
Pre-tax income margin (as a percent)	20.00%	19.60%	18.80%
Total revenue	114,440	106,827	102,524
Global Technology Services
Segment Information
External revenue	40,879	38,201	37,347
Internal revenue	1,242	1,313	1,386
Total revenue reportable segments	42,121	39,514	38,734
Pre-tax income	6,284	5,499	5,482
Revenue year-to-year change (as a percent)	6.60%	2.00%	(5.10%)
Pre-tax income year-to-year change (as a percent)	14.30%	0.30%	23.00%
Pre-tax income margin (as a percent)	14.90%	13.90%	14.20%
Global Business Services
Segment Information
External revenue	19,284	18,223	17,653
Internal revenue	797	798	887
Total revenue reportable segments	20,081	19,021	18,540
Pre-tax income	3,006	2,546	2,501
Revenue year-to-year change (as a percent)	5.60%	2.60%	(10.30%)
Pre-tax income year-to-year change (as a percent)	18.10%	1.80%	(3.40%)
Pre-tax income margin (as a percent)	15.00%	13.40%	13.50%
Software
Segment Information
External revenue	24,944	22,485	21,396
Internal revenue	3,276	2,950	2,677
Total revenue reportable segments	28,219	25,436	24,073
Pre-tax income	9,970	9,466	8,319
Revenue year-to-year change (as a percent)	10.90%	5.70%	(3.10%)
Pre-tax income year-to-year change (as a percent)	5.30%	13.80%	13.90%
Pre-tax income margin (as a percent)	35.30%	37.20%	34.60%
Systems and Technology
Segment Information
External revenue	18,985	17,973	16,190
Internal revenue	838	804	911
Total revenue reportable segments	19,823	18,777	17,102
Pre-tax income	1,633	1,456	1,298
Revenue year-to-year change (as a percent)	5.60%	9.80%	(15.20%)
Pre-tax income year-to-year change (as a percent)	12.20%	12.10%	(8.80%)
Pre-tax income margin (as a percent)	8.20%	7.80%	7.60%
Global Financing
Segment Information
External revenue	2,102	2,238	2,302
Internal revenue	2,092	1,842	1,774
Total revenue reportable segments	4,195	4,080	4,076
Pre-tax income	2,011	1,956	1,724
Revenue year-to-year change (as a percent)	2.80%	0.10%	(8.40%)
Pre-tax income year-to-year change (as a percent)	2.80%	13.50%	7.10%
Pre-tax income margin (as a percent)	47.90%	48.00%	42.30%
Unallocated to segments
Segment Information
Total revenue	$ 722	$ 750	$ 869

Segment Information (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue:
Revenue	$ 106,916	$ 99,870	$ 95,758
Total reportable segment
Revenue:
Revenue	114,440	106,827	102,524
Other revenue and adjustments
Revenue:
Revenue	722	750	869
Elimination of internal transactions
Revenue:
Revenue	$ (8,246)	$ (7,707)	$ (7,635)

Segment Information (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pre-tax Income:
Pre-tax income	$ 21,003	$ 19,723	$ 18,138
Total reportable segment
Pre-tax Income:
Pre-tax income	22,904	20,923	19,323
Elimination of internal transactions
Pre-tax Income:
Pre-tax income	(1,243)	(957)	(744)
Unallocated to segments
Pre-tax Income:
Amortization of acquired intangible assets	(629)	(512)	(489)
Acquisition related charges	(46)	(46)	(9)
Non-operating retirement-related costs	72	414	509
Unallocated corporate amounts	$ (56)	$ (98)	$ (453)

Segment Information (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Segment Information
Assets	$ 116,433	$ 113,452	$ 109,022
Interest expense (Notes D&J)	411	368	402
Total segments
Segment Information
Assets	91,557	89,292	81,714
Depreciation/amortization of intangibles	4,739	4,900	5,181
Capital expenditures/investments in intangibles	4,325	4,434	4,145
Interest income	2,139	2,116	2,265
Interest expense (Notes D&J)	538	548	674
Global Technology Services
Segment Information
Assets	15,475	15,560	16,422
Depreciation/amortization of intangibles	1,713	1,632	1,680
Capital expenditures/investments in intangibles	1,838	1,511	1,512
Global Business Services
Segment Information
Assets	8,078	8,007	6,885
Depreciation/amortization of intangibles	83	75	87
Capital expenditures/investments in intangibles	56	52	45
Software
Segment Information
Assets	23,926	22,625	16,894
Depreciation/amortization of intangibles	1,062	992	906
Capital expenditures/investments in intangibles	469	463	471
Systems and Technology
Segment Information
Assets	7,649	7,287	6,907
Depreciation/amortization of intangibles	737	784	814
Capital expenditures/investments in intangibles	1,032	1,163	658
Global Financing
Segment Information
Assets	36,427	35,813	34,605
Depreciation/amortization of intangibles	1,145	1,417	1,694
Capital expenditures/investments in intangibles	930	1,246	1,460
Interest income	2,139	2,116	2,265
Interest expense (Notes D&J)	$ 538	$ 548	$ 674

Segment Information (Details 5) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Segment Reporting, Asset Reconciling Item
Assets	$ 116,433	$ 113,452	$ 109,022
Unallocated amounts:
Deferred tax assets	10,916	10,503
Plant, other property and equipment	13,883	14,096
Pension assets	2,843	3,068
Total segments
Segment Reporting, Asset Reconciling Item
Assets	91,557	89,292	81,714
Elimination of internal transactions
Segment Reporting, Asset Reconciling Item
Assets	(5,407)	(5,515)	(5,481)
Unallocated to segments
Unallocated amounts:
Cash and marketable securities	10,575	10,113	12,688
Notes and accounts receivable	3,526	3,762	3,928
Deferred tax assets	4,865	4,494	5,545
Plant, other property and equipment	2,918	3,067	2,971
Pension assets	2,837	3,060	2,994
Other	$ 5,562	$ 5,178	$ 4,665

Segment Information (Details 6) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Segment Information
Revenue	$ 106,916	$ 99,870	$ 95,758
Net Plant, Property and Equipment	12,457	12,432	12,455
Revenue | Major Client
Segment Information
Percentage required for qualification as major customer or major geographic category	10.00%
Revenue | Geographic Information
Segment Information
Percentage required for qualification as major customer or major geographic category	10.00%
United States | Geographic Information
Segment Information
Revenue	37,041	35,581	34,150
Net Plant, Property and Equipment	6,271	6,134	6,313
Japan | Geographic Information
Segment Information
Revenue	10,968	10,701	10,222
Other countries | Geographic Information
Segment Information
Revenue	58,906	53,589	51,386
Net Plant, Property and Equipment	$ 6,186	$ 6,298	$ 6,142

Segment Information (Details 7) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Global Technology Services
Segment Information
External revenue	$ 40,879	$ 38,201	$ 37,347
Global Technology Services | Services
Segment Information
External revenue	31,746	29,367	28,762
Global Technology Services | Maintenance
Segment Information
External revenue	7,515	7,250	6,956
Global Technology Services | Systems
Segment Information
External revenue	1,478	1,409	1,279
Global Technology Services | Software:
Segment Information
External revenue	140	175	351
Global Business Services
Segment Information
External revenue	19,284	18,223	17,653
Global Business Services | Services
Segment Information
External revenue	18,956	17,858	17,213
Global Business Services | Systems
Segment Information
External revenue	118	129	208
Global Business Services | Software:
Segment Information
External revenue	211	236	231
Software
Segment Information
External revenue	24,944	22,485	21,396
Software | Services
Segment Information
External revenue	2,022	1,603	1,302
Software | Software:
Segment Information
External revenue	22,921	20,882	20,094
Systems and Technology
Segment Information
External revenue	18,985	17,973	16,190
Systems and Technology | Servers
Segment Information
External revenue	12,362	11,619	10,627
Systems and Technology | Storage
Segment Information
External revenue	3,619	3,420	3,177
Systems and Technology | Microelectronics OEM
Segment Information
External revenue	1,975	1,938	1,550
Systems and Technology | Retail Store Solutions
Segment Information
External revenue	753	674	551
Systems and Technology | Microelectronics Services
Segment Information
External revenue	277	321	285
Global Financing
Segment Information
External revenue	2,102	2,238	2,302
Global Financing | Financing
Segment Information
External revenue	1,612	1,580	1,715
Global Financing | Used Equipment Sales
Segment Information
External revenue	$ 490	$ 659	$ 588

Subsequent Events (Details) In Millions, except Per Share data, unless otherwise specified	1 Months Ended				1 Months Ended		1 Months Ended
	Jan. 31, 2012 Dividend declared USD ($)	Feb. 29, 2012 Bonds issued USD ($)	Feb. 29, 2012 Fixed rate bonds with 0.55 percent coupon rate USD ($)	Feb. 02, 2012 Fixed rate bonds with 0.55 percent coupon rate	Feb. 29, 2012 Fixed rate bonds with 1.25 percent coupon rate USD ($)	Feb. 02, 2012 Fixed rate bonds with 1.25 percent coupon rate	Feb. 29, 2012 Canadian fixed rate bonds with 2.20 percent coupon rate CAD	Feb. 03, 2012 Canadian fixed rate bonds with 2.20 percent coupon rate
Subsequent events:
Dividend declared (in dollars per share)	$ 0.75
Subsequent event, date	Mar 10, 2012
Bonds issued		$ 2,500	$ 1,500		$ 1,000		500
Debt instrument, interest rate (as a percent)				0.55%		1.25%		2.20%
Maturity date description (in years)			P3Y		P5Y		P5Y

VALUATION AND QUALIFYING ACCOUNTS AND RESERVES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Allowance For Doubtful Accounts, Current
Movement in Valuation and Qualifying Accounts and Reserves
Balance at the Beginning of the Period	$ 676	$ 669	$ 633
Additions, charged to expense and cost accounts	90	49	115
Writeoffs	(154)	(146)	(189)
Other	(34)	104	111
Balance at the End of the Period	578	676	669
Allowance For Doubtful Accounts, Noncurrent
Movement in Valuation and Qualifying Accounts and Reserves
Balance at the Beginning of the Period	58	100	180
Additions, charged to expense and cost accounts	1	(12)	33
Writeoffs	(17)	(29)	(56)
Other	(3)	(1)	(58)
Balance at the End of the Period	38	58	100
Allowance For Inventory Losses
Movement in Valuation and Qualifying Accounts and Reserves
Balance at the Beginning of the Period	674	679	643
Additions, charged to expense and cost accounts	230	254	259
Writeoffs	(279)	(285)	(242)
Other	1	26	18
Balance at the End of the Period	625	674	679
Revenue Based Provisions
Movement in Valuation and Qualifying Accounts and Reserves
Balance at the Beginning of the Period	888	871	984
Additions, charged to revenue accounts	3,157	3,234	3,969
Writeoffs	(3,132)	(3,216)	(4,019)
Other	(51)	(1)	(65)
Balance at the End of the Period	$ 861	$ 888	$ 871